As filed with the Securities and Exchange Commission on March 25, 2004

                                           1933 Act Registration No. 333-112713
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

        [ ]  Pre-Effective                     [X]  Post-Effective
             Amendment No. 1                        Amendment No. 1

                           TOUCHSTONE INVESTMENT TRUST
                           (Touchstone Core Bond Fund)
               [Exact Name of Registrant as Specified in Charter]

                 Area Code and Telephone Number: (513) 362-8000

                        221 East Fourth Street, Suite 300
                             Cincinnati, Ohio 45202
                       -----------------------------------
                    (Address of Principal Executive Offices)

                           Michael S. Spangler
                           Touchstone Investment Trust
                             221 East Fourth Street
                                    Suite 300
                             Cincinnati, Ohio 45202
                    -----------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             Robert N. Hickey, Esq.
                            Sullivan & Worcester LLP
                               1666 K Street, N.W.
                             Washington, D.C. 20006


It is proposed that this filing will become effective (check appropriate box)

[X] immediately upon filing pursuant to paragraph (b)
[ ] on ____________ ,pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485

Dear Shareholder

     The Prospectus/Proxy Statement that accompanies this letter describes a proposed reorganization of the Touchstone Intermediate Term U.S. Government Bond Fund into the Touchstone Core Bond Fund, both series of Touchstone Investment' Trust (the "Trust"). You are being asked to vote on this proposal. The Board of Trustees of the Trust has approved the proposal and recommends that you vote FOR the proposal.

     The Prospectus/Proxy Statement contains details about the Touchstone Core Bond Fund's investment objective, policies, management and costs that are important for you to know. I urge you to take the time to review it carefully. Your vote is important no matter how many shares you own. I would like, in addition, to answer some initial basic questions about the proposed reorganization.

WHY ARE YOU DOING THIS?

     The Reorganization is being proposed in order to achieve operating efficiencies, lower operating expenses, and to provide the opportunity for a more efficient investment management process. The Reorganization may benefit you by achieving operating efficiencies and reducing operating expenses due to the spreading of fixed costs over a larger pool of assets. Your current operating expenses will be reduced immediately since the Touchstone Core Bond Fund has a lower expense ratio than the Touchstone Intermediate Term U.S. Government Bond Fund.

WHAT WILL HAPPEN TO MY EXISTING SHARES?

     If you currently own Class A or B shares of the Touchstone Intermediate Term U.S. Government Bond Fund you will receive Class A shares of the Touchstone Core Bond Fund. Since the Rule 12b-1 distribution fees for Class A shares are lower than for Class B shares, exchanging to Class A shares will lower your expenses. If you currently own Class C shares of the Touchstone Intermediate Term U.S. Government Bond Fund you will receive Class C shares of the Touchstone Core Bond Fund. You will not pay any sales charges or redemption fees in connection with the Reorganization. Although the price of the new shares may be different from the price of your current shares, you will receive the proper amount of new shares so that the value of your investment will remain exactly the same.


WILL I HAVE TO PAY TAXES AS A RESULT OF THIS EXCHANGE?

     No. The transaction will be structured as a non-taxable event for Federal Income Tax purposes.

WHAT ARE MY CHOICES?

     On the enclosed proxy card you have three options. You may vote YES, as the Trustees and management of the Trust recommend. You may vote NO, or you may ABSTAIN. It is important that you know that a majority of the shares voting in the Touchstone Intermediate Term U.S. Government Bond Fund must vote YES for the proposal to pass and be implemented. In other words, an abstain vote is not a neutral response; it is the same as a no vote.

     Shares will be voted at a Special Meeting of Shareholders to be held on or about May 21, 2004, at the offices of the Trust, 221 East 4th Street, Suite 300, Cincinnati, Ohio. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign, and return the enclosed proxy card in the enclosed postage paid envelope. Or you may follow the instructions on your proxy card to call in your vote or vote through the Internet.

     If you have any questions about the proxy card, please call Touchstone at 1-800-543-0407. If we do not receive your vote within a few days, you may be contacted by Alamo Direct, Inc., our proxy solicitor, who will remind you to vote.

     Thank you for considering this carefully.


Sincerely,

/s/ Michael S. Spangler

Michael S. Spangler
President
Touchstone Investment Trust

                           TOUCHSTONE INVESTMENT TRUST
                        221 East Fourth Street, Suite 300
                             Cincinnati, Ohio 45202

             TOUCHSTONE INTERMEDIATE TERM U.S. GOVERNMENT BOND FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           To Be Held on May 21, 2004

To the Shareholders of the Touchstone Intermediate U.S. Government Bond Fund:

     NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the Touchstone Intermediate Term U.S. Government Bond Fund of Touchstone Investment Trust (the "Trust"), a Massachusetts business trust, will be held at the offices of the Trust, 221 East Fourth Street, Suite 300, Cincinnati, Ohio, 45202 on May 21, 2004 at 10:00 a.m. Eastern Time and any adjournments thereof (the "Special Meeting") for the following purpose:

          To consider and act upon an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets of the Touchstone Intermediate Term U.S. Government Bond Fund (the "Intermediate Fund") by the Touchstone Core Bond Fund (the "Core Bond Fund"), each a series of the Trust, in exchange for shares of the Core Bond Fund and the assumption by the Core Bond Fund of the liabilities of the Intermediate Fund. The Plan also provides for distribution of shares of the Core Bond Fund to shareholders of the Intermediate Fund in liquidation and subsequent termination of the Intermediate Fund. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of the Intermediate Fund.

     The Board of Trustees has fixed the close of business on March 23, 2004 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

                                        By order of the Board of Trustees

                                        /s/ Tina H. Bloom

                                        Tina H. Bloom
April 2, 2004                           Secretary


SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. SHAREHOLDERS MAY ALSO VOTE BY TELEPHONE, OR VOTE THROUGH THE INTERNET. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE OR, WITH RESPECT TO TELEPHONE OR INTERNET VOTING, ON THE PROXY CARD. IT IS IMPORTANT THAT YOU VOTE PROMPTLY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

     REGISTRATION                                   VALID SIGNATURE
     ------------                                   ---------------

     CORPORATE ACCOUNTS
     ------------------

     (1)  ABC Corp. .............................   ABC Corp.

     (2)  ABC Corp. .............................   John Doe, Treasurer

     (3)  ABC Corp.
          c/o John Doe, Treasurer ...............   John Doe

     (4)  ABC Corp. Profit Sharing Plan .........   John Doe, Trustee

     TRUST ACCOUNTS
     --------------

     (1)  ABC Trust .............................   Jane B. Doe, Trustee

     (2)  Jane B. Doe, Trustee
          u/t/d 12/28/78 ........................   Jane B. Doe

     CUSTODIAL OR ESTATE ACCOUNTS
     ----------------------------

     (1)  John B. Smith, Cust.
          f/b/o John B. Smith, Jr. UGMA .........   John B. Smith

     (2)  Estate of John B. Smith ...............   John B. Smith, Jr., Executor

                           PROSPECTUS/PROXY STATEMENT

                            Acquisition of Assets of

             TOUCHSTONE INTERMEDIATE TERM U.S. GOVERNMENT BOND FUND

                                   a series of

                           TOUCHSTONE INVESTMENT TRUST
                        221 East Fourth Street, Suite 300
                             Cincinnati, Ohio 45202
                                 (800) 543-0407

                        By and In Exchange For Shares of

                            TOUCHSTONE CORE BOND FUND

                                   a series of

                           TOUCHSTONE INVESTMENT TRUST

                              DATED April 2, 2004


     This Prospectus/Proxy Statement is being furnished in connection with the proposed Agreement and Plan of Reorganization (the "Plan") which will be submitted to shareholders of the Touchstone Intermediate Term U.S. Government Bond Fund ("Intermediate") for consideration at a Special Meeting of Shareholders of Touchstone Investment Trust (the "Trust") to be held on May 21, 2004 at 10:00 a.m. Eastern Time at the offices of the Trust, 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, and any adjournments thereof (the "Meeting").

                                     GENERAL

     The Board of Trustees of the Trust has approved the proposed reorganization of Intermediate into Touchstone Core Bond Fund ("Core Bond"), each a series of the Trust. Intermediate and Core Bond are sometimes referred to in this Prospectus/Proxy Statement individually as a "Fund" and collectively as the "Funds."

     In the reorganization, all of the assets of Intermediate will be acquired by Core Bond in exchange for Class A or C shares of Core Bond and the assumption by Core Bond of the liabilities of Intermediate (the "Reorganization"). If the Reorganization is approved, shares of Core Bond will be distributed to shareholders in liquidation of Intermediate, and Intermediate will be terminated as a series of the Trust. If you own Class A or Class B shares of Intermediate, you will receive Class A shares of Core Bond. If you own Class C shares of Intermediate, you will receive Class C shares of Core Bond. Although the number of shares you hold may change, the total value of your investment will not change as a result of the Reorganization. You will not incur any sales loads or similar transaction charges as a result of the Reorganization. The Reorganization will be structured as a tax-free transaction for Federal Income Tax purposes.

     Each Fund has three classes of shares. The Class A shares of each Fund charge an initial sales charge of up to 4.75%, the Class B shares charge a contingent deferred sales charge ("CDSC") of 5% on redemptions within a year of purchase, which is incrementally reduced over time. After the sixth year there is no CDSC on Class B shares of either Fund. The Class C shares of each Fund charge a 1% CDSC on redemptions within one year of purchase. Class A shares of each Fund are charged an annual Rule 12b-1 distribution fee ("12b-1 fee") of up to 0.35% of average daily net assets attributed to Class A shares, Class
B shares of each Fund are charged an annual 12b-1 fee of up to 1.00% of average daily net assets attributed to Class B shares, and Class C shares of each Fund are charged an annual 12b-1 fee of up to 1.00% of average daily net assets attributed to Class C shares.

     Upon completion of the Reorganization you will hold that number of full and fractional shares of Core Bond that have an aggregate net asset value equal to the aggregate net asset value of your shares of Intermediate in which you are currently a shareholder.

     Each Fund is a separate diversified series of the Trust, a Massachusetts business trust that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objectives of Intermediate and Core Bond are as follows:

--------------------------------------------------------------------------------
      FUND                            INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
Intermediate                          Seeks high current income, consistent
                                      with the  protection  of  capital.  To the
                                      extent   consistent   with   the   primary
                                      objective,   capital   appreciation  is  a
                                      secondary objective.
--------------------------------------------------------------------------------
Core                                  Seeks to provide as high a level of
                                      current  income as is  consistent  with
                                      the   preservation  of  capital.   Capital
                                      appreciation is a secondary objective.
--------------------------------------------------------------------------------

     The investment strategies for Intermediate are different from those of Core Bond. Intermediate generally invests primarily (normally 80% of assets) in U.S. Government bonds, which includes U.S. Government securities and mortgage-related U.S. Government securities. Core Bond invests primarily (normally 80% of assets) in bonds, which include mortgage-related securities, asset-backed securities, government securities and corporate debt securities. Core Bond may have a longer average maturity than Intermediate. Core Bond may be subject to more risks than Intermediate since Core Bond may invest up to 35% of total assets in non-investment grade debt securities rated as low as B, while Intermediate invests primarily in U.S. Government bonds backed by the U.S. Treasury or the credit of the government agency issuing the security. See "How do the Funds' investment objectives, principal investment strategies and risks compare?"


This Prospectus/Proxy Statement explains concisely the information about Core Bond that you should know before voting on the Reorganization. Please read it carefully and keep it for future reference. Additional information concerning each Fund and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):

--------------------------------------------------------------------------------
INFORMATION ABOUT THE FUNDS:                   HOW TO OBTAIN THIS INFORMATION:
--------------------------------------------------------------------------------
Prospectus of the Trust relating to the        Copies are available upon request
Funds dated February 1, 2004 (which            and without charge if you:
accompanies this Prospectus/Proxy Statement).
                                               o  Write to the Trust at the
Statement of Additional Information of the        address listed on the cover
Trust relating to the Funds dated February       page of this Prospectus/Proxy
1, 2004                                           Statement; or

Annual Report of the Trust relating to the     o  Call (800) 543-0407 toll-free.
Funds for the year ended September 30, 2003
--------------------------------------------------------------------------------
INFORMATION ABOUT THE REORGANIZATION:          HOW TO OBTAIN THIS INFORMATION:
--------------------------------------------------------------------------------
Statement of Additional Information dated      A copy is available upon request
April 2, 2004, which relates to this           and without charge if you:
Prospectus/Proxy Statement and the
Reorganization                                 o  Write to the Trust at the
                                                  address listed on the cover
                                                  page of this Prospectus/Proxy
                                                  Statement; or

                                               o  Call (800) 543-0407 toll-free.
--------------------------------------------------------------------------------

     You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following E-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

     Information relating to each Fund contained in the Prospectus and Statement of Additional Information of the Trust dated February 1, 2004 (SEC File No. 811-02538) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) The Statement of Additional Information dated April 2, 2004 relating to this Prospectus/Proxy Statement and the Reorganization, which includes the financial statements of the Trust relating to the Funds for the year ended September 30, 2003 is incorporated by reference in its entirety in this document.

--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
     AN INVESTMENT IN CORE BOND:

[ ]  IS NOT A DEPOSIT OF, OR GUARANTEED BY, ANY BANK
[ ] IS NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY
[ ]  IS NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY
[ ]  INVOLVES  INVESTMENT RISK,  INCLUDING POSSIBLE LOSS OF YOUR ORIGINAL
     INVESTMENT

                                TABLE OF CONTENTS


SUMMARY.....................................................................
      Why is the Reorganization being proposed?.............................
      What are the key features of the Reorganization?......................
      After the Reorganization, what shares of Core Bond will I own?........
      How will the Reorganization affect me?................................
      How do the Trustees recommend that I vote?............................
      How do the Funds' investment objectives, principal investment strategies and risks compare?.........................................
      How do the Funds' fees and expenses compare?..........................
      How do the Funds' performance records compare?........................
      Will I be able to purchase, exchange and redeem shares and receive distributions the same way?...........................................
      Who will be the Advisor, Sub-Advisor and Portfolio Manager of my Fund
      after the Reorganization? ..........................................
      What will be the primary federal tax consequences of the Reorganization?
RISKS.......................................................................
      Are the risk factors for the Funds similar?...........................
      What are the primary risks of investing in each Fund?.................
      Are there any other risks of investing in each Fund?..................
INFORMATION ABOUT THE REORGANIZATION........................................
      Reasons for the Reorganization........................................
      Agreement and Plan of Reorganization..................................
      Federal Income Tax Consequences.......................................
      Pro-forma Capitalization..............................................
      Distribution of Shares................................................
      Purchase and Redemption Procedures....................................
      Exchange Privileges...................................................
      Dividend Policy.......................................................
INFORMATION ON SHAREHOLDERS' RIGHTS.........................................
      Form of Organization..................................................
      Capitalization........................................................
      Shareholder Liability.................................................
      Shareholder Meetings and Voting Rights................................
      Liquidation...........................................................
      Liability and Indemnification of Trustees.............................
VOTING INFORMATION CONCERNING THE MEETING...................................
      Shareholder Information...............................................
      Control Persons and Principal Holders of Securities...................
FINANCIAL STATEMENTS AND EXPERTS............................................
LEGAL MATTERS...............................................................
ADDITIONAL INFORMATION......................................................
OTHER BUSINESS..............................................................
EXHIBIT A   Form of Agreement and Plan of Reorganization.................A-1
EXHIBIT B   Management's Discussion and Analysis.........................B-1

                                     SUMMARY

     This section summarizes the primary features and consequences of the Reorganization. It may not contain all of the information that is important to you. To understand the Reorganization, you should read this entire Prospectus/Proxy Statement and the exhibits.

     This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectus and Statement of Additional Information relating to the Funds and a form of the Agreement and Plan of Reorganization, which is attached to this Prospectus/Proxy Statement as Exhibit A.

     WHY IS THE REORGANIZATION BEING PROPOSED?

     The Reorganization will combine two series with similar investment objectives and portfolio holdings into one. The Reorganization is being proposed in order to achieve operating efficiencies and lower operating expenses and to provide the opportunity for a more efficient investment management process. The Reorganization may benefit you by achieving operating efficiencies and reducing operating expenses due to the spreading of fixed costs over a larger pool of assets. Your current operating expenses will be reduced immediately since Core Bond has a lower expense ratio than Intermediate. The Trustees believe that the Reorganization is in the best interests of Intermediate's shareholders.

     WHAT ARE THE KEY FEATURES OF THE REORGANIZATION?

     The Plan sets forth the key features of the Reorganization. A description of the Reorganization is set out in the Plan, a form of which is attached as Exhibit A. The Plan generally provides for the following:

     o the transfer of all of the assets of Intermediate to Core Bond in exchange for shares of Core Bond;

     o    the assumption by Core Bond of all of the liabilities of Intermediate;

     o the liquidation of Intermediate by distribution of shares of Core Bond to Intermediate's shareholders; and

     o the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

     The Reorganization is expected to be completed on or about May 24, 2004.

     AFTER THE REORGANIZATION, WHAT SHARES OF CORE BOND WILL I OWN?

     If you own Class A or Class B shares of Intermediate, you will own Class A shares of Core Bond. If you own Class C shares of Intermediate, you will own Class C shares of Core Bond. The new shares you receive will have the same total value as your shares of Intermediate as of the close of business on the day immediately prior to the Reorganization. You will not pay any sales charges or redemption fees in connection with the Reorganization. Purchases of Class A shares of Core Bond after the Reorganization will be subject to the sales charge in effect at the time of your purchase.

     HOW WILL THE REORGANIZATION AFFECT ME?

     It is anticipated that the Reorganization will affect you as follows:

     o OPERATING EFFICIENCIES: Upon completion of the Reorganization, Core Bond Fund may achieve operating efficiencies because it will have a greater level of assets. As of September 30, 2003 the total assets of Intermediate were approximately $28.9 million and it is expected that the total assets of Core Bond after the Reorganization will be $73.7 million.

     o COST SAVINGS: The operating expenses of Core Bond are, and will be, less than those of Intermediate. Core Bond's current net operating expenses (after fee waivers and expense reimbursements) are 0.90% of average daily net assets for Class A shares and 1.65% of average daily net assets for Class B and Class C shares. Intermediate's current net operating expenses (after fee waivers and expense reimbursements) are 0.99% of average daily net assets for Class A shares, 1.83% of average daily net assets for Class B shares and 1.85% of average daily net assets for Class C shares. Touchstone Advisors, Inc. (the "Advisor") has contractually agreed that the expenses of Core Bond will not exceed 0.90% for Class A shares and 1.65% for Class C shares for a period of at least two years after the consummation of the Reorganization.

     o SIMILARITY OF INVESTMENT PORTFOLIOS: As of September 30, 2003, 66.5% of Core Bond's portfolio consisted of U.S. Government agency obligations, U.S. Treasury obligations and mortgaged-backed securities and all of Intermediate's portfolio consisted of U.S. Government agency obligations, U.S. Treasury obligations and mortgaged-backed securities.

     o RISKS: Upon completion of the Reorganization, you will be subject to the risks of investing in Core Bond. Core Bond's shares may be subject to greater fluctuation than Intermediate's because Core Bond may invest in securities with longer maturities and Core Bond may invest up to 35% of its assets in non-investment grade bonds. (For more information, see "How do the Funds' investment objectives, principal investment strategies and risks compare" and "Risks").

     o    FRONT-END SALES CHARGE ON FUTURE PURCHASES BY FORMER CLASS B
          SHAREHOLDERS: If you currently own Class B shares of Intermediate, you will receive Class A shares of Core Bond. Since the 12b-1 fees for Class A shares are lower than for Class B shares, exchanging to Class A shares will lower your expenses. However, future purchases of Class A shares of Core Bond may be subject to a maximum front-end sales charge of up to 4.75% of the offering price.

     After the Reorganization, the value of your shares will depend on the performance of Core Bond rather than that of Intermediate. Neither the Funds nor the shareholders will bear any costs of the Meeting, this proxy solicitation or any adjourned session. All of the costs of the Reorganization will be paid by the Advisor. Such costs, including costs of the Meeting, legal, accounting and printing costs as well as proxy solicitation costs, will be approximately $30,000.

     Like Intermediate, Core Bond will pay dividends from net investment income monthly and will distribute net realized capital gains, if any, at least annually. These dividends and distributions will continue to be automatically reinvested in additional shares of Core Bond or distributed in cash, or invested in other Touchstone funds, if you have so elected.

     HOW DO THE TRUSTEES RECOMMEND THAT I VOTE?

     The Trustees of the Trust, including the Trustees who are not "interested persons" (the "Disinterested Trustees"), as such term is defined in the 1940 Act, have concluded that the Reorganization would be in the best interest of the shareholders of Intermediate and that their interests will not be diluted as a result of the Reorganization. Accordingly, the Trustees have submitted the Plan for the approval of shareholders of Intermediate.

       THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATION.

The Trustees of the Trust have also approved the Plan on behalf of Core Bond.

     HOW DO THE FUNDS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS COMPARE?

     As described below, the investment objectives of the Funds are substantially identical. The investment objective of each Fund is non-fundamental, which means that it may be changed by vote of the Trustees and without shareholder approval. However, shareholders will be given 60 days' prior notice of any change in a Fund's investment objectives.

     The material differences among the Funds are (i) the nature of the investments (Intermediate invests primarily in U.S. Government bonds while Core Bond invests primarily in bonds, which may include U.S. Government securities, mortgage-related securities, asset-backed securities and corporate debt securities); (ii) the average maturity of each Fund (Intermediate's average maturity is 3-10 years while Core Bond's average maturity is 5-15 years); (iii) the percentages of asset allocation (80% of Intermediate's total assets are normally invested in U.S. Government securities while 80% of Core Bond's total assets are normally invested in bonds, but up to 35% may be invested in non-investment grade bonds.

     The following table summarizes a comparison of Intermediate and Core Bond with respect to their investment objectives and principal investment strategies, as set forth in the Prospectus and Statement of Additional Information relating to the Funds.

  ---------------------------------------------------------------------
               INTERMEDIATE
  ---------------------------------------------------------------------
  Investment   Seeks high current income, consistent with the
  Objective    protection of capital.  To the extent consistent with
               the Fund's primary goal, capital appreciation is a secondary goal.

  ---------------------------------------------------------------------
  Principal    Invests primarily, under normal circumstances, in U.S.
  Investment   Government bonds (at least 80% of assets).  U.S.
  Strategies   Government bonds include U.S. Government securities
               and mortgage-related U.S. Government securities.

               The dollar-weighted average maturity of the Fund's portfolio normally will be between 3 and 10 years.

               The Fund generally invests in U.S. Government bonds having an effective maturity of 20 years or less.

               The Fund also invests in securities issued on a to-be-announced basis. To-be-announced securities are securities that are paid for and delivered within 15 to 45 days after the date of their purchase.

  ---------------------------------------------------------------------
               CORE BOND
  ---------------------------------------------------------------------
  Investment   Seeks to provide as high a level of current income as is
  Objective    consistent with the preservation of capital. Capital
               appreciation is a secondary goal.
  ---------------------------------------------------------------------
  Principal    Invests primarily, under normal circumstances, in bonds
  Investment   (at least 80% of assets). Bonds include mortgage-related
  Strategies   securities, asset-backed securities, government
               securities and corporate debt securities.

               The Fund expects to have an average effective maturity of between 5 and 15 years.

               The Fund invests at least 65% of total assets in investment-grade debt securities and may invest up to 35% of total assets in non-investment grade debt securities rated as low as B. The Fund may also invest in U.S. dollar denominated foreign debt securities.
  ---------------------------------------------------------------------

     Each Fund may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions, including conditions when the Fund's sub-advisor is unable to identify attractive investment opportunities. During these times, a Fund may not achieve its investment goal.

      Some of the risks of investing in Intermediate and Core Bond are the same but will apply to different degrees due to the different investment strategies of the Funds. Core Bond may have more interest rate risk because it may hold securities with longer maturities than Intermediate. Core Bond may have more credit risk because it may hold in non-investment grade bonds, while Intermediate primarily holds U.S. Government bonds that are backed by the U.S. Treasury or the credit of the government agency issuing the security. Other risks, such as foreign risk, apply only to Core Bond. The risks of Core Bond are described in greater detail in the Fund's Prospectus.


     THE  PRINCIPAL  RISKS OF  INVESTING  IN  THE FUNDS ARE AS FOLLOWS:

      INTERMEDIATE                      CORE BOND

      Interest Rate Risk                Interest Rate Risk
      Mortgage-Related Securities Risk  Mortgage-Related Securities Risk
      To-be-Announced Security Risk     Credit Risk
                                        Foreign Risk

o INTEREST RATE RISK. A Fund is subject to the risk that the market value of its portfolio securities will decline because of rising interest rates. The price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity. Generally, the longer the maturity of a debt security the greater its sensitivity to changes in interest rates. To compensate investors for this higher risk, debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities. Core Bond may be subject to greater interest rate risk because it may hold securities with longer maturities than Intermediate.

o MORTGAGE-RELATED SECURITIES. Payments from the pool of loans underlying a mortgage-related security may not be enough to meet the monthly payments of the mortgage-related security. If this occurs, the mortgage-related security will lose value. Also, prepayments of mortgages or mortgage foreclosures will shorten the life of the pool of mortgages underlying a mortgage-related security and will affect the average life of the mortgage-related securities held by a Fund. Mortgage prepayments vary based on several factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other demographic conditions. In periods of falling interest rates, there are usually more prepayments. The reinvestment of cash received from prepayments will, therefore, usually be at lower interest rates than the original investment, lowering a Fund's yield. Mortgage-related securities may be less likely than other debt securities to increase in value during periods of falling interest rates

o CREDIT RISK. The securities in a Fund's portfolio are subject to the possibility that a deterioration in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due. Securities in the lowest category of investment grade may have some risky characteristics and changes in economic conditions may be more likely to cause issuers of these securities to be unable to make payments.

     o Non-investment grade debt securities. Non-investment grade debt securities are sometimes referred to as "junk bonds" and may be very risky with respect to their issuers' ability to make payments of interest and principal. There is a high risk that a Fund could suffer a loss from investments in non-investment grade debt securities caused by the default of an issuer of such securities. Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of non-investment grade debt securities generally will not receive payments until the holders of all other debt have been paid. In addition, the market for non-investment grade debt securities has, in the past, had more frequent and larger price changes than the markets for other securities. Non-investment grade debt securities can also be more difficult to sell for good value.

o TO-BE-ANNOUNCED SECURITY RISK. To-be-announced Ssecurities are paid for and delivered within 15 to 45 days from their date of purchase. In a to-be-announced transaction, the parties to the transaction commit to purchasing or selling securities before all the specific information, particularly the face amount of the securities, is known. To-be-announced securities involve risks that arise from committing to purchase securities before all the specific information about the security is known. If a Fund invests in to-be-announced securities, it will maintain a segregated account of cash or liquid securities to pay for its to-be-announced securities and this account will be valued daily in order to account for market  fluctuations  in the value of its  to-be-announced commitments.

o FOREIGN RISK. Investing in foreign debt securities poses unique risks such as market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, and other considerations. Diplomatic, political or economic developments, including nationalization or appropriation, could affect investments in foreign securities. In the past, debt securities of foreign markets have had more frequent and larger price changes than those of U.S. markets.

     For a detailed discussion of the Funds' risks, see the section entitled "Risks" below.

     The Funds have other investment policies, practices and restrictions which, together with their related risks, are in the Funds' Prospectus and Statement of Additional Information.

     HOW DO THE FUNDS' FEES AND EXPENSES COMPARE?

     Each Fund currently offers Class A, Class B and Class C shares. After the Reorganization, Class B shares of Core Bond will be exchanged for Class A shares. Core Bond will then offer Class A and Class C shares that are sold in the same manner as Class A and Class C shares of Intermediate. You will
not pay any front-end   sales   charge,   CDSC  or  other  fees  in  connection
with the Reorganization. Since the 12b-1 fees for Class A shares are lower than for Class B shares, exchanging Class B shares for Class A shares will lower your expenses. However, future purchases of Class A shares of Core Bond may be subject to a maximum front-end sales charge of up to 4.75% of the offering price.

       The following tables show the various sales charges, fees and expenses that you may pay for buying, holding and redeeming shares of Intermediate, Core Bond and Core Bond (Pro Forma). The front-end sales charges and CDSCs for each class of shares are identical for each Fund. These charges will not change after the Reorganization. The tables also allow you to compare the various fees and expenses that you may pay for buying and holding shares of each Fund. The amounts set forth in the following tables and in the examples (except Pro Forma) are based on the Funds' expenses for the fiscal year ended September 30, 2003. The amounts for Core Bond (Pro Forma) are based on the estimated expenses of Core Bond, assuming the Reorganization takes place.

----------------------------------------------------------- -------------------
CLASS A SHARES
----------------------------------------------------------- -------------------
Maximum Sales Charge Imposed on
Purchases (as a percentage of offering price)                      4.75%1
----------------------------------------------------------- --------------------
Maximum Deferred Sales Charge
(as a percentage of original purchase price
 or the amount redeemed, whichever is less)                         *
----------------------------------------------------------- --------------------
Wire Redemption Fee                                              Up to $15
----------------------------------------------------------- --------------------- ------------------ ----------------
CLASS A SHARES                                                  INTERMEDIATE          CORE BOND       CORE BOND (PRO
                                                                                                          FORMA)
----------------------------------------------------------- --------------------- ------------------ -----------------
Management Fees                                                    0.50%                0.50%             0.50%
----------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                          0.35%                0.32%             0.35%
----------------------------------------------------------------------------------------------------------------------
Other Expenses                                                     0.58%                0.35%             0.51%
----------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                               1.43%                1.17%             1.36%
----------------------------------------------------------- --------------------- ------------------ -----------------
Fee Waiver and/or Expense Reimbursement2                           0.44%                0.27%             0.46%
----------------------------------------------------------- --------------------- ------------------ -----------------
Net Expenses                                                       0.99%                0.90%             0.90%
----------------------------------------------------------- --------------------- ------------------ -----------------

* Purchases of $1 million or more do not pay a front-end sales charge, but may pay a CDSC of 1.00% if shares are redeemed within 1 year of their purchase.
1 You may pay a reduced sales charge on very large purchases. There is no initial sales charge on certain purchases in a Roth IRA, a Roth Conversion IRA or a qualified retirement plan.

2 The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses in order to limit Net Expenses to 0.99% for Intermediate, 0.90% for Core Bond and 0.90% for Core Bond (Pro Forma). The Advisor has agreed to maintain these expense limitations through at least September 30, 2004 for Intermediate and Core Bond and for at least two years from the Reorganization for Core Bond (Pro Forma).

----------------------------------------------------------- -------------------
CLASS B SHARES
----------------------------------------------------------- -------------------
Maximum Sales Charge Imposed on
Purchases (as a percentage of offering price)                       None
----------------------------------------------------------- --------------------
Maximum Deferred Sales Charge
(as a percentage of original  purchase price
or the amount redeemed, whichever is less)                         5.00%1
----------------------------------------------------------- --------------------
Wire Redemption Fee                                               Up to $15
----------------------------------------------------------- ---------------------- ----------------
CLASS B SHARES                                                 INTERMEDIATE          CORE BOND
----------------------------------------------------------- ---------------------- -----------------
Management Fees                                                     0.50%               0.50%
----------------------------------------------------------- ---------------------- -----------------
Distribution (12b-1) Fees                                           1.00%               1.00%
------------------------------------------------------------ -------------------- ------------------
Other Expenses                                                      1.66%               1.89%
------------------------------------------------------------ -------------------- ------------------
Total Annual Fund Operating Expenses                                3.16%               3.39%
----------------------------------------------------------- ---------------------- -----------------
Fee Waiver and/or Expense                                           1.33%               1.74%
Reimbursement2
----------------------------------------------------------- ---------------------- -----------------
Net Expenses                                                        1.83%               1.65%
----------------------------------------------------------- ---------------------- -----------------

1 You will pay a 5.00% CDSC if shares are redeemed within 1 year of their purchase. The CDSC will be incrementally reduced over time. After the 6th year, there is no CDSC. The CDSC may be waived under certain circumstances.
2 The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses in order to limit Net Expenses to 1.83% for Intermediate and 1.65% for Core Bond. The Advisor has agreed to maintain these expense limitations through at least September 30, 2004.

----------------------------------------------------------- ---------------------
CLASS C SHARES
----------------------------------------------------------- ---------------------
Maximum Sales Charge Imposed on
Purchases (as a percentage of offering price)                       None
----------------------------------------------------------- ---------------------
Maximum Deferred Sales Charge
(as a percentage of original  purchase price
or the amount redeemed, whichever is less)                         1.00%1
----------------------------------------------------------- ---------------------
Wire Redemption Fee                                              Up to $15
----------------------------------------------------------- --------------------- ------------------ -----------------
CLASS C SHARES                                                  INTERMEDIATE          CORE BOND       CORE BOND (PRO
                                                                                                          FORMA)
----------------------------------------------------------- --------------------- ------------------ -----------------
Management Fees                                                    0.50%                0.50%             0.50%
----------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                          1.00%                1.00%             1.00%
----------------------------------------------------------------------------------------------------------------------
Other Expenses                                                     1.60%                1.24%             1.07%
----------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                               3.10%                2.74%             2.57%
----------------------------------------------------------- --------------------- ------------------ -----------------
Fee Waiver and/or Expense Reimbursement2                           1.25%                1.09%             0.92%
----------------------------------------------------------- --------------------- ------------------ -----------------
Net Expenses                                                       1.85%                1.65%             1.65%
----------------------------------------------------------- --------------------- ------------------ -----------------

1 The 1.00% CDSC is waived if shares are held for 1 year or longer or under other circumstances.

2 The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses in order to limit Net Expenses to 1.85% for Intermediate, 1.65% for Core Bond and 1.65% for Core Bond (Pro Forma). The Advisor has agreed to maintain these expense limitations until at least September 30, 2004 for Intermediate and Core Bond and for at least two years from the Reorganization for Core Bond (Pro Forma).

         The table below shows an example of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in Intermediate versus Core Bond (Pro Forma), assuming the Reorganization is completed. The example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period, that the Funds' operating expenses remain the same, that you reinvest all of your dividends and that all expense caps remain in effect through September 30, 2004 or May 24, 2006, as the case may be, at the current expense ratios. The example also assumes that total operating expenses remain the same throughout all periods (except for the 10 year amounts for Class B shares, which reflect the conversion of Class B shares to Class A shares after 8 years). The example is for illustration only, and your actual costs may be higher or lower.

------------------------------------------------ ----------- ------------- ------------- -------------
EXAMPLE OF FUND EXPENSES                           1 YEAR      3 YEARS       5 YEARS       10 YEARS
------------------------------------------------ ----------- ------------- ------------- -------------
Intermediate - Class A                                 $571         $ 865        $1,180      $2,071
------------------------------------------------ ----------- ------------- ------------- -------------
Core Bond - Class A                                    $562         $ 803        $1,063      $1,805
------------------------------------------------ ----------- ------------- ------------- -------------
Core Bond - Class A (Pro Forma)                        $562         $ 850        $1,159      $2,034
------------------------------------------------ ----------- ------------- ------------- -------------
                                                    1 YEAR      3 YEARS       5 YEARS       10 YEARS
------------------------------------------------ ----------- ------------- ------------- -------------
Intermediate - Class B                                 $586        $1,050        $1,639       $2,967
------------------------------------------------ ----------- ------------- ------------- -------------
Core Bond - Class B                                    $568        $1,080        $1,715       $3,044
------------------------------------------------ ----------- ------------- ------------- -------------
                                                     1 YEAR       3 YEARS       5 YEARS      10 YEARS
------------------------------------------------ ----------- ------------- ------------- -------------
Intermediate - Class C                                 $188         $ 840        $1,516       $3,324
------------------------------------------------ ----------- ------------- ------------- -------------
Core Bond - Class C                                    $168         $ 747        $1,353       $2,991
------------------------------------------------ ----------- ------------- ------------- -------------
Core Bond - Class C (Pro Forma)                        $168         $ 718        $1,295       $2,864
------------------------------------------------ ----------- ------------- ------------- -------------

     HOW DO THE FUNDS' PERFORMANCE RECORDS COMPARE?

     The following charts show the past performance of Class A shares of each Fund. Past performance before and after taxes is not an indication of future results.

    YEAR-BY-YEAR TOTAL RETURN (%)

The chart below shows the percentage gain or loss for Class A shares of Intermediate and Core Bond in each calendar year for the last 10 years, or since the Fund's inception. The chart should give you a general idea of the risks of investing in Intermediate and Core Bond by showing how each Fund's Class A returns have varied from year-to-year. The chart does not reflect any sales charges, which would reduce your return. Each Fund can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

--------------------------------------------------------------------------
CLASS A      INTERMEDIATE                  CORE BOND
---------------------------------------------------------------------------
1994         -6.30%
---------------------------------------------------------------------------
1995         16.86%                         16.95%
---------------------------------------------------------------------------
1996         2.53%                          2.85%
---------------------------------------------------------------------------
1997         7.22%                          7.30%
---------------------------------------------------------------------------
1998         7.97%                          8.56%
---------------------------------------------------------------------------
1999         -1.96%                        -1.68%
---------------------------------------------------------------------------
2000         9.99%                          9.72%
---------------------------------------------------------------------------
2001         6.44%                          6.65%
---------------------------------------------------------------------------
2002         9.15%                          8.74%
---------------------------------------------------------------------------
2003         2.31%                          3.25%
---------------------------------------------------------------------------
Best Quarter:   2nd Quarter 1995: 5.95%     2nd Quarter 1995: 5.21%
----------------------------------------------------------------------------
Worst Quarter:  1st Quarter 1994: -4.07%    1st Quarter 1996: -2.10%
-----------------------------------------------------------------------------

     The next table lists the average annual total returns and after-tax returns of Intermediate and Core Bond over the past one year, five years and ten years or since inception (through 12/31/2003). The table includes the effects of Fund expenses and is intended to provide you with some indication of the risks of investing in each Fund by comparing its performance with an appropriate widely recognized index of securities, a description of which can be found following the table. An index does not reflect fees or expenses. It is not possible to invest directly in an index. Past performance, before and after taxes, is not an indication of future results.

     Average Annual Total Returns (for the periods ended 12/31/2003)
--------------------------------------------------------------------------------
INTERMEDIATE -- CLASS A              1 YEAR    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Return Before Taxes                  -2.56%    4.06%      4.72%
--------------------------------------------------------------------------------
Return After Taxes on                -3.61%    2.19%      2.61%
Distributions1
--------------------------------------------------------------------------------
Return After Taxes on                -1.67%    2.27%      2.66%
Distributions and Sale of
Fund Shares2
--------------------------------------------------------------------------------
Lehman Brothers Intermediate
Government Bond Index3               2.29%     6.18%      6.32%
--------------------------------------------------------------------------------
INTERMEDIATE - CLASS B               1 YEAR         SINCE
                                                    INCEPTION4
--------------------------------------------------------------------------------
Return Before Taxes                  -2.44%         4.01%
--------------------------------------------------------------------------------
Lehman Brothers Intermediate
Government Bond Index3                2.29%          6.61%
--------------------------------------------------------------------------------
INTERMEDIATE -- CLASS C
--------------------------------------------------------------------------------
Return Before Taxes                  1.42%           4.82%
--------------------------------------------------------------------------------
Lehman Brothers Intermediate
Government Bond Index3               2.29%           6.41%
--------------------------------------------------------------------------------
CORE BOND -- CLASS A                  1 YEAR    5 YEARS    SINCE
                                                           INCEPTION5
-------------------------------------------------------------------------------
Return Before Taxes                  -1.66%    4.23%        6.10%
-------------------------------------------------------------------------------
Return After Taxes on                -3.10%    2.03%        3.55%
Distributions1
-------------------------------------------------------------------------------
Return After Taxes on                -0.90%    2.24%        3.60%
Distributions and Sale of Fund
Shares2
-------------------------------------------------------------------------------
Lehman Brothers Aggregate Index6     4.10%     6.62%         8.01%
-------------------------------------------------------------------------------
CORE BOND -- CLASS C
-------------------------------------------------------------------------------
Return Before Taxes                  2.56%     4.32%         5.69%
-------------------------------------------------------------------------------
Lehman Brothers Aggregate Index6     4.10%     6.62%         8.01%
-------------------------------------------------------------------------------
1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown above. After-tax returns do not apply to investors who hold shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.
2 When the "Return Afte Taxes on Distributions and Sale of Fund Shares" is higher, it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.
3    The Lehman  Brothers  Intermediate  Government  Bond Index is an  unmanaged
     index  generally   representative  of  intermediate  term  U.S.  Government
     securities.
4 Class B shares began operations on May 1, 2001 and Class C shares began operations on March 6, 2001.
5 Class A shares began operations on October 3, 1994 and Class C shares began operations on January 1, 1999. We calculated the Class C performance information in the table using the historical performance information of the Core Bond predecessor, which was another mutual fund that began operations on October 3, 1994.
6 The Lehman Brothers Aggregate Index is comprised of approximately 6,000 publicly traded bonds with an average maturity of about 10 years.

     For a detailed discussion of the manner of calculating total return, please see the Funds' Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

     Important information about Core Bond's performance is also contained in the management discussion section of the Trust's most recent Annual Report, a copy of which is attached as Exhibit B.

     WILL I BE ABLE TO PURCHASE, EXCHANGE AND REDEEM SHARES AND RECEIVE DISTRIBUTIONS THE SAME WAY?

     The  Reorganization  will not  affect  your  right to  purchase  and redeem shares, to exchange shares and to receive distributions. After the Reorganization, you will be able to purchase additional shares, redeem shares, exchange shares and receive distributions of Core Bond in the same manner as you did for your shares of Intermediate before the Reorganization. If you are a Class B shareholder in Intermediate, your shares will be exchanged for Class A shares of Core Bond and will have the purchase, redemption and exchange features
of Class A shares.   For more information, see "Purchase and Redemption
Procedures,"  "Exchange  Privileges" and "Dividend Policy" below.

     WHO WILL BE THE ADVISOR, SUB-ADVISOR AND PORTFOLIO MANAGER OF MY FUND AFTER
     THE   REORGANIZATION?   WHAT   WILL  THE   ADVISORY   FEES  BE  AFTER   THE
     REORGANIZATION?

     Management of the Funds

     The overall management of the Funds is the responsibility of, and is supervised by, the Board of Trustees of the Trust.

     Advisor

    Touchstone Advisors, Inc. (the "Advisor") is the investment advisor for each Fund. Pursuant to an Investment Advisory Agreement with the Trust, the
Advisor selects each Fund's sub-advisor, subject to approval by the Board of Trustees. The Advisor pays the fees of each Fund's sub-advisor and monitors the sub-advisor's investment program. The Advisor is an indirect wholly owned subsidiary of The Western and Southern Life Insurance Company ("Western-Southern").

     Facts about the Advisor:

     --------------------------------------------------------------------------
     o As of December 31, 2003, the Advisor had assets under management of approximately $2.6 billion.

     o  The  Advisor  is  located  at  221  East  Fourth  Street,   Suite  300,
        Cincinnati, Ohio 45202.
     --------------------------------------------------------------------------

     The Trust and the Advisor have received an order from the SEC whereby under certain circumstances, the Advisor may select or change sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval.

     Sub-Advisor

     Fort Washington Investment Advisors, Inc. (the "Sub-Advisor") is the sub-advisor for each Fund. Pursuant to a Sub-Advisory Agreement with the Advisor, the Sub-Advisor continuously furnishes an investment program for each Fund, makes the day-to-day investment decisions on behalf of each Fund, and arranges the execution of Fund transactions.

     Facts about the Sub-Advisor:

     --------------------------------------------------------------------------

     o The Sub-Advisor is an affiliate of the Advisor and an indirect wholly-owned subsidiary of Western - Southern.

     o  The  Sub-Advisor  has  provided   investment  advisory  services  on  a
        continuous  basis  to  mutual  funds,  individuals,   institutions  and
        variable annuity products since 1990.

     o As of December 31, 2003, the Sub-Advisor had assets under management of approximately $23.4 billion.

     o The Sub-Advisor is located at 420 East Fourth Street, Cincinnati, Ohio 45202.
     --------------------------------------------------------------------------

     Portfolio Management

     Timothy J. Policinski, CFA, is primarily responsible for managing the investment portfolio of each Fund. Mr. Policinski has served as Vice President and Senior Portfolio Manager of the Sub-Advisor since 2001 and has been managing each Fund since that date. Prior to joining the Sub-Advisor, he was employed by Lincoln Investment Management where he served as Vice President Public Bond Manager from 1997 until 2000.

     Daniel J. Carter, CFA, is the secondary manager of the Funds and has managed each Fund's investment portfolio since September 2001. Mr. Carter has served as Assistant Portfolio Manager of the Sub-Advisor since 2000. Prior to joining the Sub-Advisor, he was a securities analyst at Ohio Casualty Group from 1999 until 2000 and a securities analyst at Provident Bank from 1996 until 1999.

     Mr. Policinski and Mr. Carter will continue to manage Core Bond's investment portfolio after the Reorganization.

     Advisory Fees

     Each Fund has similar advisory fee structures. For its management and supervision of the daily business affairs of Intermediate, the Advisor receives a monthly fee at the annual rate of 0.50% of Intermediate's average daily net assets up to $50 million; 0.45% of assets from $50 million to $150 million; 0.40% of assets from $150 million to $250 million; and 0.375% of assets over $250 million. For its management and supervision of the daily business affairs of Core Bond, the Advisor receives a monthly fee at the annual rate of 0.50% of Core Bond's average daily net assets up to $100 million; 0.45% of assets from $100 million to $200 million; 0.40% of assets from $200 million to $300 million; and 0.35% of assets over $300 million. Out of these fees the Advisor pays the Sub-Advisor a fee for its services.

     The Advisor may, at its discretion, reduce or waive its fee or reimburse a Fund for certain of its other expenses in order to reduce the expense ratios. Unless otherwise agreed upon, the Advisor may also reduce or cease these voluntary waivers and reimbursements at any time. In addition, the Trust and the Advisor have entered into an expense limitation agreement whereby, subsequent to the consummation of the Reorganization, Core Bond's total operating expenses will be contractually limited until at least two years following the consummation of the Reorganization.

     Sub-Advisory Fees

     Under the terms of the Sub-Advisory Agreement for Core Bond, the Sub-Advisor receives a monthly fee from the Advisor of 0.30% of average daily net assets up to $100 million; 0.25% of assets from $100 million to $200 million; 0.20% of assets from $200 million to $300 million; and 0.15% of assets over $300 million. Under the terms of the Sub-Advisory Agreement for Intermediate, the Sub-Advisor receives a monthly fee from the Advisor of 0.20% of average daily net assets up to $100 million; 0.175% of assets from $100 million to $200 million; 0.15% of assets from $200 million to $300 million; and 0.125% of assets over $300 million. The Funds do not pay a fee to the Sub-Advisor.

     WHAT WILL BE THE PRIMARY FEDERAL TAX CONSEQUENCES OF THE REORGANIZATION?

     Prior to or at the completion of the Reorganization, Intermediate and Core Bond will have received an opinion from the law firm of Sullivan & Worcester LLP that the Reorganization has been structured as a tax-free reorganization within the meaning of section 368(a)(1)(C) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, it is believed that no gain or loss generally will be recognized by Intermediate or Core Bond or their respective shareholders (see "Information About the Reorganization-Federal Income Tax Consequences").

                                      RISKS

     ARE THE RISK FACTORS FOR THE FUNDS SIMILAR?

     Some of the risks of investing in Intermediate and Core Bond are the same but will apply to different degrees due to the different investment strategies of the Funds. Core Bond may have more interest rate risk because it may hold securities with longer maturities than Intermediate. Core Bond may have more credit risk because it may hold in non-investment grade bonds, while Intermediate primarily holds U.S. Government bonds that are backed by the U.S. Treasury or the credit of the government agency issuing the security. Other risks, such as foreign risk, apply only to Core Bond. The risks of Core Bond are described in greater detail in the Fund's Prospectus.

     WHAT ARE THE PRIMARY RISKS OF INVESTING IN EACH FUND?

      An investment in each Fund is subject to certain risks. There is no assurance that the investment performance of either Intermediate or Core Bond will be positive or that the Funds will meet their investment objectives. The following discussions highlight the primary risks associated with an investment in each of the Funds.

        EACH FUND IS SUBJECT TO INTEREST RATE RISK.

--------------------------------------------------------------------------------
INTERMEDIATE   Invests primarily in U.S. Government bonds, normally having a dollar-weighted average maturity of 3-10 years.
--------------------------------------------------------------------------------
CORE BOND      Invests primarily in bonds, normally having an average effective maturity of 5-15 years.
--------------------------------------------------------------------------------

     The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities tends to fall, and the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities may rise.

     Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Fund's fixed income investments will affect the volatility of the Fund's share price.

     EACH FUND IS SUBJECT TO CREDIT RISK.

     The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. The value of a Fund's investments may be adversely affected if an issuer fails to pay an obligation on a timely basis. A Fund may also be subject to credit risk to the extent it engages in transactions, such as securities loans or repurchase agreements, which involve a promise by a third party to honor an obligation to the Fund. Such third party may be unwilling or unable to honor its financial obligations. Core Bond may be subject to more credit risk than Intermediate because Core Bond may invest up to 35% of its assets in non-investment grade debt securties, while Intermediate's investments are primarily backed by the U.S. Treasury or the credit of the government agency issuing the security.

    While some of the U.S. Government securities held by the Funds are backed by the full faith and credit of the U.S. Treasury, others are supported only by the credit of the government agency issuing the security. A Fund may not be able to make a claim against the U.S. Government if the agency issuing the security does not meet its obligations. Securities backed by the full faith and credit of the U.S. Treasury include Treasury bills, Treasury notes and Treasury bonds. Securities backed only by the credit of the government agency issuing the security include securities issued by the GNMA, FNMA, FHLMC, SLMA, SBA and TVA.

     Core Bond may be subject to risks associated with non-investment grade debt securities. Core Bond may invest up to 35% of total assets in these securities. Non-investment grade securities are sometimes referred to as "junk bonds" and may be very risky with respect to their issuers' ability to make payments of interest and principal. There is a high risk that the Fund could suffer a loss from investments in non-investment grade debt securities caused by the default of an issuer of such securities. Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of non-investment grade debt securities generally will not receive payments until the holders of all other debt have been paid. In addition, the market for non-investment grade debt securities has, in the past, had more frequent and larger price changes than the markets for other securities. Non-investment grade debt securities can also be more difficult to sell for good value.

     CORE BOND IS SUBJECT TO FOREIGN RISK.

     Investing in foreign debt securities poses unique risks such as market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, and other considerations. Diplomatic, political or economic developments, including nationalization or appropriation, could affect investments in foreign securities. In the past, debt securities of foreign markets have had more frequent and larger price changes than those of U.S. markets.

        ARE THERE ANY OTHER RISKS OF INVESTING IN EACH FUND?

     Each Fund may invest in mortgage-related securities. Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

     Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Funds can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early prepayment of mortgages underlying these securities may expose a Fund to a lower rate of return when it reinvests the principal. Further, the Funds may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause a Fund to lose a portion of its principal investment represented by the premium the Fund paid.

     If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of a Fund's shares to fluctuate more.

     Core Bond Fund may also invest in non-mortgage asset backed securities. Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

                      INFORMATION ABOUT THE REORGANIZATION

     REASONS FOR THE REORGANIZATION

     The Reorganization will combine two series of the Trust with similar investment objectives into one and is designed to achieve operating efficiencies due to the spreading of fixed costs over a larger pool of assets.

     At a regular meeting held on November 20, 2003, all of the Trustees of the Trust, including the Disinterested Trustees, considered and approved the Reorganization; they determined that the Reorganization was in the best interests of shareholders of Intermediate and Core Bond and that the interests of existing shareholders of Intermediate and Core Bond will not be diluted as a result of the transactions contemplated by the Reorganization.

     Before approving the Plan, the Trustees evaluated extensive information provided by the management of the Trust, and reviewed various factors about the Funds and the proposed Reorganization. The Trustees considered the relative asset size of Intermediate, including the benefits of Intermediate joining Core
Bond  to  create  a  larger  combined  entity.   Upon  the completion of the
Reorganization, operating efficiencies may be achieved by Core Bond because it will have a greater level of assets. As of September 30, 2003, Intermediate and Core Bond's total assets were approximately $ 28.9 million and $ 44.9 million, respectively. If the Reorganization is completed, Core Bond is expected to have total assets of approximately $73.7 million.

      In addition, the Trustees considered, among other things:

     o    the terms and conditions of the Reorganization;

     o the fact that the Reorganization would not result in the dilution of shareholders' interests;

     o the expense ratios, fees and expenses of Intermediate and the anticipated expense ratios, fees and expenses of Core Bond;

     o    the comparative performance information of similar funds;

     o the fact that the Advisor has contractually agreed to limit the total annual operating expenses of Core Bond for two years from the completion of the Reorganization;

     o    the investment objective and policies of each Fund;

     o    the composition of each Fund's portfolio;

     o    the differences in the risks of each Fund;

     o    the investment personnel, expertise and resources of the Advisor;

     o the fact that the Reorganization will provide continuity of money management for shareholders because the Sub-Advisor for Core Bond is the Sub-Advisor for Intermediate;

     o the fact that the Advisor will bear the expenses incurred by Intermediate and Core Bond in connection with the Reorganization;

     o    the   potential   benefits  to   shareholders,   including   operating
          efficiencies,   which  may  be  achieved  from  the Reorganization;

     o the fact that Core Bond will assume all of the liabilities of Intermediate;

     o the fact that the Reorganization is expected to be a tax free transaction for federal income tax purposes; and alternatives available to shareholders of Intermediate, including the ability to redeem their shares.

     During their consideration of the Reorganization, the Disinterested Trustees of the Trust discussed with counsel to the Disinterested Trustees the legal issues involved.

     After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of the Trust concluded that the proposed Reorganization would be in the best interests of Intermediate and its shareholders. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of Intermediate for approval.

     The  Trustees  of the Trust have also  approved  the Plan on behalf of Core
Bond.

     AGREEMENT AND PLAN OF REORGANIZATION

     The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

     The Plan provides that all of the assets of Intermediate will be acquired by Core Bond in exchange for shares of Core Bond and the assumption by Core Bond of all of the liabilities of Intermediate on or about May 24, 2004 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Intermediate will endeavor to discharge all of its known liabilities and obligations. Core Bond will prepare an unaudited statement of its assets and liabilities as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date (the "Valuation Time").

     At or prior to the Closing Date, for tax reasons, Intermediate will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Fund's shareholders all of the Fund's investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Fund's net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

     The number of full and fractional shares of each class of Core Bond to be received by the shareholders of Intermediate will be determined by multiplying the number of outstanding full and fractional shares of each class of Intermediate by a factor which shall be computed by dividing the net asset value per share of Intermediate by the net asset value per share of the corresponding class of shares of Core Bond. These computations will take place as of the Valuation Time. For Intermediate, the net asset value per share will be determined by dividing assets, less liabilities, by the total number of outstanding shares.

     Integrated Fund Services, Inc., the accounting agent for Intermediate and Core Bond, will compute the value of Intermediate's and Core Bond's portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information relating to Intermediate and Core Bond, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.

     As soon after the Closing Date as conveniently practicable, Intermediate will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of Core Bond received by Intermediate. The liquidation and distribution will be accomplished by the establishment of accounts in the names of Intermediate's shareholders on Core Bond's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Core Bond due to Intermediate's shareholders. All issued and outstanding shares of Intermediate will be canceled. Shares of Core Bond to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, Intermediate will be terminated.

     The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval by Intermediate's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel. Notwithstanding approval by Intermediate's shareholders, the Plan may be terminated (a) by the mutual agreement of Intermediate and Core Bond; or (b) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date if not cured within 30 days, or
(2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

      Whether or not the Reorganization is consummated, the Advisor will pay the expenses incurred by Intermediate and Core Bond in connection with the Reorganization (including the cost of any proxy-soliciting agent). In such event, no portion of the expenses will be borne directly or indirectly by Intermediate, Core Bond or their shareholders.

     If Intermediate's shareholders do not approve the Reorganization, the Trustees will consider other possible courses of action that may be in the best interests of shareholders.

     FEDERAL INCOME TAX CONSEQUENCES

     The Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Code. As a condition to the closing of the Reorganization, Intermediate and Core Bond will receive an opinion from the law firm of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Funds, for federal income tax purposes, upon consummation of the Reorganization:

     (1) The transfer of all the assets of Intermediate solely in exchange for shares of voting stock ("voting stock") of Core Bond and the assumption by Core Bond of the liabilities of Intermediate followed by the distribution of Core Bond's voting stock to the shareholders of Intermediate in dissolution and liquidation of Intermediate will constitute a "reorganization" within the meaning of section 368(a)(1)
          (C) of the Code, and Intermediate and Core Bond will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

     (2) No gain or loss will be recognized by Core Bond upon the receipt of the assets of Intermediate solely in exchange for the voting stock of Core Bond and the assumption by Core Bond of the liabilities of Intermediate;

     (3) No gain or loss will be recognized by Intermediate on the transfer of its assets to Core Bond in exchange for Core Bond's voting stock and the assumption by Core Bond of the liabilities of Intermediate or upon the distribution (whether actual or constructive) of Core Bond's voting stock to Intermediate's shareholders in exchange for their shares of Intermediate;

     (4) No gain or loss will be recognized by Intermediate's shareholders upon the exchange of their shares of Intermediate for voting stock of Core Bond in liquidation of Intermediate;

     (5) The aggregate tax basis of the voting stock of Core Bond received by each shareholder of Intermediate pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Intermediate held by such shareholder immediately prior to the Reorganization, and the holding period of the voting stock of Core Bond received by the shareholder of Intermediate will include the period during which the shares of Intermediate exchanged therefore were held by such shareholder (provided that the shares of Intermediate were held as a capital asset on the date of the Reorganization); and

     (6) The tax basis of the assets of Intermediate acquired by Core Bond will be the same as the tax basis of such assets to Intermediate immediately prior to the Reorganization, and the holding period of such assets in the hands of Core Bond will include the period during which the assets were held by Intermediate.

     Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If a Reorganization is consummated but does not qualify as a tax free reorganization under the Code, each shareholder of Intermediate would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Intermediate shares and the fair market value of the shares of Core Bond he or she received.

     As of September 30, 2003, Intermediate had had capital loss carryforwards of approximately $1,166,436. The utilization of these capital loss carryforwards by Core Bond following the Reorganization will be subject to certain limitations that cannot be calculated precisely at this time. Based on September 30, 2003 loss carryforward positions and net asset values, the maximum amount of loss carryforward that Core Bond could utilize for the taxable year ended September 30, 2004 would be approximately $474,468 for losses carried forward from Intermediate. Core Bond will be able to utilize the entire capital loss carryforward in any taxable year after the year in which the Reorganization closes for losses carried forward from Intermediate. Any portion of such a loss carryforward not used in a year may be carried forward and added to the limit for a subsequent year until used. Capital loss carryforwards expire if not used by the end of the eighth taxable year following the year in which the loss was incurred. In the case of Intermediate, the short period beginning October 1, 2003 and ending on the date of closing of the Reorganization and the short period following the closing of the Reorganization and ending on September 30, 2004 each constitute one such taxable year.

     PRO-FORMA CAPITALIZATION

     The following table sets forth the capitalization of Intermediate and Core Bond as of September 30, 2003 and the capitalization of Core Bond on a pro forma basis as of that date, giving effect to the proposed acquisition of assets of Intermediate at net asset value. The pro forma data reflects an exchange ratio of approximately 1.09 Class A shares of Core Bond issued for each Class A share of Intermediate, approximately 1.09 Class A shares of Core Bond issued for each Class B share of Intermediate, and approximately 1.15 Class C shares of Core Bond issued for each Class C share of Intermediate.

                  CAPITALIZATION OF INTERMEDIATE AND CORE BOND

--------------------------------------------------------------------------------------------
                        INTERMEDIATE    CORE BOND       ADJUSTMENT FOR      CORE BOND
                                                           SHARES           PRO FORMA-AFTER
                                                         OUTSTANDING        REORGANIZATION
--------------------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------------------
Class A                  $25,741,473     $41,787,292       $2,790,685       $70,319,450
--------------------------------------------------------------------------------------------
Class B                   $1,570,928      $1,219,757          ---                N/A
--------------------------------------------------------------------------------------------
Class C                   $1,558,303      $1,871,154          ---            $3,429,457
--------------------------------------------------------------------------------------------
TOTAL NET ASSETS         $28,870,704     $44,878,203          ---           $73,748,907
--------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------------------
Class A                       $11.22          $10.28          ---              $ 10.28
--------------------------------------------------------------------------------------------
Class B                       $11.22          $ 9.75          ---                 N/A
--------------------------------------------------------------------------------------------
Class C                       $11.21          $ 9.76          ---              $ 9.76
--------------------------------------------------------------------------------------------
SHARES OUTSTANDING
--------------------------------------------------------------------------------------------
Class A                    2,294,818       4,066,444        480,683           6,841,945
--------------------------------------------------------------------------------------------
Class B                      140,031         125,106         ---                   N/A
--------------------------------------------------------------------------------------------
Class C                      139,048         191,673        20,614              351,335
--------------------------------------------------------------------------------------------
TOTAL SHARES OUTSTANDING   2,573,897       4,383,223       236,160             7,193,280
--------------------------------------------------------------------------------------------


     The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

     DISTRIBUTION OF SHARES

     Touchstone Securities, Inc. is the principal underwriter of the Trust and, as such, the exclusive agent for distribution of the Trust's shares. Shares of the Funds are sold in a continuous offering directly through Touchstone Securities, Inc., through financial advisors and financial intermediaries or through processing organizations. Touchstone Securities, Inc. allows concessions to dealers who sell shares of the Funds. Touchstone Securities, Inc. receives that portion of the sales charge that is not reallowed to dealers and retains the entire sales charge on all direct investments and accounts with no designated dealer of record. Touchstone Securities, Inc. is an indirect wholly owned subsidiary of Western - Southern.

     In the proposed Reorganization, Class A and B shareholders of Intermediate will receive Class A shares of Core Bond and Class C shareholders of Intermediate will receive Class C shares of Core Bond. The front-end sales charge, CDSC and maximum 12b-1 fees for each class of Intermediate are identical to each class of Core Bond. In connection with the Reorganization, no front-end sales charge, CDSC or other transaction charges will be imposed. A more detailed description of the shares of Core Bond and Intermediate are contained in the Funds' Prospectus and Statement of Additional Information.

     PURCHASE AND REDEMPTION PROCEDURES

     Investments in the Funds are not insured. The minimum initial purchase requirement for each Fund is $1,000. The minimum for subsequent purchases of each Fund is $50. For more information, see "Investing With Touchstone" in the Funds' Prospectus. Each Fund provides for telephone, mail or wire redemption of shares at net asset value as next determined after receipt of a redemption request on each day the NYSE is open for trading. Class B shares of each Fund have a CDSC of 5% on redemptions within a year of purchase and is incrementally reduced over time. After the sixth year there is no CDSC on Class B shares.

     The Class C shares of each Fund charge a 1% CDSC on redemptions within one year of purchase. Each Fund reserves the right to redeem in kind, under certain circumstances, by paying you the proceeds in securities rather than in cash. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in the Funds' Prospectus. All investments in a Fund are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

     EXCHANGE PRIVILEGES

     Each Fund has the same exchange privileges. You may exchange shares of the Funds for shares of the same class of another Touchstone Fund at NAV or for Class A shares of any Touchstone money market fund. You do not have to pay any fee for your exchange. Additional information concerning the Funds' exchange privileges is contained in the Funds' Prospectus.

     DIVIDEND POLICY

     Intermediate  distributes  its dividends  daily and pays them monthly.
Core Bond distributes and pays its dividends monthly. Each Fund distributes its net realized gains, if any, at least annually to shareholders of record on the dividend record date. Dividends and distributions are reinvested in additional shares of the respective Fund, or paid in cash, as a shareholder has elected. See the Funds' Prospectus for further information concerning dividends and distributions.

     After the Reorganization, shareholders of Intermediate who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Core Bond reinvested in shares of Core Bond. Shareholders of Intermediate who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Core Bond in cash after the Reorganization, although they may, after the Reorganization, elect to have such dividends and/or distributions reinvested in additional shares of Core Bond. Shareholders of Intermediate who have elected to have their dividends and/or distributions reinvested in another Touchstone Fund will have their dividends and/or distributions received from Core Bond reinvested in shares of the Touchstone Fund indicated on their application.

     Each Fund has qualified to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Fund must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to the shareholders, it is expected that a Fund will not be required to pay any federal income taxes on the amounts distributed to the shareholders. A 4.00% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

                       INFORMATION ON SHAREHOLDERS' RIGHTS

     FORM OF ORGANIZATION

     The Trust is an open-end management investment company registered with the SEC under the 1940 Act that continuously offers shares to the public. The Trust is organized as a Massachusetts business trust and is governed by its
Declaration of Trust, By-Laws, a Board of Trustees and by applicable Massachusetts and federal law. The Trust currently consist of six series, including Intermediate and Core Bond.

     CAPITALIZATION

     The beneficial interests in the Trust are represented by an unlimited number of transferable shares of beneficial interest, without par value per share, of one or more series. The Declaration of Trust of the Trust permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Fund.

     Shares of each Fund are currently offered in three classes of shares and each class of shares represents an equal proportionate interest in the applicable Fund. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by Fund, as to matters that affect only their particular Fund, such as changes in fundamental investment restrictions, approval of or amendments to investment advisory agreements or proposed mergers.

     SHAREHOLDER LIABILITY

     Under Massachusetts law, shareholders of a business trust could, under certain circumstances, be held personally liable for the obligations of the business trust. However, the Declaration of Trust under which the Funds were established disclaims shareholder liability for acts or obligations of the series and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Declaration of Trust provides for indemnification out of the series' property for all losses and expenses of any shareholder held personally liable for the obligations of the series. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which a disclaimer is inoperative and the series or the Trust itself would be unable to meet its obligations. A substantial number of mutual funds in the United States are organized as Massachusetts business trusts.

     SHAREHOLDER MEETINGS AND VOTING RIGHTS

     The Trust on behalf of the Funds is not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 25% of the outstanding shares of the Trust. In addition, the Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. The Trust does not currently intend to hold regular shareholder meetings.

     Except when a larger quorum is required by applicable law or the applicable governing documents, a majority of the shares issued and outstanding and entitled to vote constitutes a quorum for consideration of a matter at a shareholders' meeting but any lesser number is sufficient for adjourned sessions. When a quorum is present at a meeting, a majority of the shares present in person or by proxy is sufficient to act on a matter and is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act). A Trustee of the Trust may be removed at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust, or by the vote of two-thirds of the remaining number of Trustees.

  Under the Declaration of Trust of the Trust, each whole share of beneficial interest of a Fund is entitled to one vote, and each fractional share is entitled to a proportionate vote.

     LIQUIDATION

     In the event of the liquidation of the Trust or a Fund, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to the Trust or the Fund over the liabilities belonging to the Trust or the Fund. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of the Fund held by them on the date of distribution.

     LIABILITY AND INDEMNIFICATION OF TRUSTEES

     The Declaration of Trust of the Trust provides that no Trustee or officer shall be liable to the Trust or to any shareholder, Trustee, officer, employee or agent of the Trust for any action or failure to act except for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties involved in the conduct of his or her office. The Declaration of Trust provides that present and former Trustees or officers are generally entitled to indemnification against liabilities and expenses with respect to claims related to their position with the Funds unless, in the case of any liability to the Funds or their shareholders, such Trustee or officer is liable by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties involved in the conduct of his or her office.

     The  foregoing  is  only  a  summary  of  certain  characteristics  of  the operations of the Declaration of Trust of the Trust, its By-Laws and Massachusetts law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, By-Laws and Massachusetts law directly for more complete information.

               VOTING INFORMATION CONCERNING THE MEETING

     This Prospectus/Proxy Statement is being sent to shareholders of Intermediate in connection with a solicitation of proxies by the Trustees of the Trust, to be used at the Meeting to be held at 10:00 a.m. Eastern Time, May 21, 2004, at the offices of the Trust, 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of Intermediate on or about April 2, 2004.

     The Board of Trustees of the Trust has fixed the close of business on March 23, 2004 as the record date (the "Record Date") for determining the shareholders of Intermediate entitled to receive notice of the Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Meeting or any adjournment thereof.

     In voting for the Reorganization, each shareholder of Intermediate is entitled to one vote for each full share owned and a fractional vote for each fractional share held.

     Proxies may be revoked by executing and delivering a later-dated signed proxy to the Secretary of the Trust at the address set forth on the cover page of this Prospectus/Proxy Statement, or by attending the Meeting in person and voting your shares. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

     If you wish to participate in the Meeting, you may submit the proxy card included with this Prospectus/Proxy Statement, vote by telephone, vote through the Internet, or attend in person. (Guidelines on voting by proxy card are immediately after the Notice of Special Meeting. Instructions for telephone and Internet voting are set forth on the proxy card.)

     If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the proxies named thereon will vote the shares of beneficial interest represented by the proxy in accordance with the instructions marked on the returned proxy.

          PROXIES THAT ARE PROPERLY EXECUTED AND RETURNED BUT ARE NOT MARKED WITH VOTING INSTRUCTIONS WILL BE VOTED FOR THE PROPOSED REORGANIZATION AND FOR ANY OTHER MATTERS DEEMED APPROPRIATE.

     Approval of the Reorganization will require the affirmative vote of a majority of the total shares of Intermediate, present at a shareholders' meeting duly called and at which a quorum is present (the presence in person or by proxy of holders entitled to cast at least a majority of the votes at any shareholders' meeting).

     Proxy solicitations will be made primarily by mail, but beginning on or about April 2, 2004 proxy solicitations may also be made by telephone, or personal solicitations may be conducted by officers and employees of the Advisor, its affiliates or other representatives of Intermediate (who will not be paid for their soliciting activities). In addition, proxy solicitations may be made by Alamo Direct, Inc., Intermediate's proxy solicitor. The estimated cost of the proxy solicitation is approximately $1,300. The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures (totaling approximately $30,000) will be paid by the Advisor whether or not the Reorganization is approved by shareholders.

     Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will have the effect of being counted as votes against the Plan, which must be approved by a majority of the shares present at the Meeting.

     If shareholders of Intermediate do not vote to approve the Reorganization, the Trustees of the Trust will consider other possible courses of action in the best interests of shareholders. If sufficient votes to approve the Reorganization are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Meeting.

     A shareholder of Intermediate who objects to the proposed Reorganization will not be entitled under either Massachusetts law or the Declaration of Trust of the Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. If the Reorganization is consummated, shareholders will be free to redeem the shares of Core Bond that they receive in the transaction at their then-current net asset value. Shares of Intermediate may be redeemed at any time prior to the consummation of the Reorganization. Shareholders of Intermediate may wish to consult their tax advisors as to any different consequences of redeeming Fund shares prior to the Reorganization or exchanging such shares in the Reorganization.

     The Trust does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by the Trust in a reasonable period of time prior to that meeting.

     NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Intermediate whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement needed to supply copies to the beneficial owners of the respective shares.

     The votes of the shareholders of Core Bond are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

     SHAREHOLDER INFORMATION

     The shareholders of Intermediate at the close of business on the Record Date will be entitled to be present and vote at the Meeting with respect to shares of Intermediate owned as of the Record Date. As of the Record Date, the total number of shares of Intermediate outstanding and entitled to vote was as follows:

             ------------------------------------------------
                                          NUMBER OF SHARES
             ------------------------------------------------
             INTERMEDIATE - CLASS A       2,075,850.212
             ------------------------------------------------
             INTERMEDIATE - CLASS B         154,531.404
             ------------------------------------------------
             INTERMEDIATE - CLASS C         118,750.101
             ------------------------------------------------

     As of March 23, 2004, the officers and Trustees of the Trust beneficially owned as a group less than 1% of the outstanding shares of Intermediate and Core Bond.

     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     On March 23, 2004 to the knowledge of the Trustees and management of the Trust, other than as set forth below, no person owned beneficially or of record more than 5% of Intermediate or Core Bond's outstanding shares.

                             INTERMEDIATE - CLASS B
--------------------------------------------------------------------------------
Name and Address                   No. of      Percentage of      Percentage of
                                   Shares       Shares of         Shares of Core
                                               Intermediate       Bond Class A
                                                 Before           After
                                              Reorganization      Reorganization
-------------------------------------------------------------------------------
Merrill Lynch, Pierce,          26,123.97     16.90%               .41%
Fenner & Smith Inc.
For the Benefit of its Customers
4800 Deer Lake Drive
Jacksonville, FL
--------------------------------------------------------------------------------
Salomon Smith Barney Inc.      15,770.71       10.20%              .25%
333 West 34th Street
New York, NY
--------------------------------------------------------------------------------

                             INTERMEDIATE - CLASS C
--------------------------------------------------------------------------------
Name and Address                   No. of      Percentage of       Percentage of
                                   Shares       Shares of         Shares of Core
                                               Intermediate       Bond Class C
                                                 Before           After
                                              Reorganization      Reorganization
--------------------------------------------------------------------------------
Merrill Lynch, Pierce,          23,924.10        20.14%            11.86%
Fenner & Smith Inc.
For the Benefit of its Customers
4800 Deer Lake Drive
Jacksonville, FL
--------------------------------------------------------------------------------
NFSC FEBO TXD                     9,082.65         7.64%            3.23%
1400 Old Welsh Road
Huntingdon Valley, PA
--------------------------------------------------------------------------------


                               CORE BOND - CLASS A
--------------------------------------------------------------------------------
Name and Address               No. of      Percentage of       Percentage of
                               Shares        Shares of         Shares of Core
                                             Core Bond         Bond Class A
                                               Before          After
                                           Reorganization      Reorganization
--------------------------------------------------------------------------------
Fifth Third Bank-RPS         1,547,321.26       38.40%            24.27%
MD 1090BB
Cincinnati, OH
-------------------------------------------------------------------------------
Western & Southern Life      1,901,503.19       47.18%            29.82%
400 Broadway
Cincinnati, OH
--------------------------------------------------------------------------------

                               CORE BOND - CLASS B
--------------------------------------------------------------------------------
      Name and Address         No. of      Percentage of       Percentage of
                               Shares        Shares of         Shares of Core
                                            Core Bond          Bond Class A
                                               Before          After
                                           Reorganization      Reorganization
--------------------------------------------------------------------------------
Raymond James & Associates Inc. 19,336.01     16.87%             .30%
880 Carillon Parkway
St. Petersbutg, FL
--------------------------------------------------------------------------------

                               CORE BOND - CLASS C
--------------------------------------------------------------------------------
      Name and Address         No. of      Percentage of       Percentage of
                               Shares        Shares of         Shares of Core
                                             Core Bond         Bond Class A
                                               Before          After
                                           Reorganization      Reorganization
--------------------------------------------------------------------------------
MCB Trust Services Custodian   14,095.40      8.76%                6.16%
FBO Riverview Homes
700 17th Street
Denver, CO
--------------------------------------------------------------------------------
Merrill Lynch, Pierce,         9,371.13       5.45%                11.86%
Fenner & Smith Inc.
For the Benefit of its Customers
4800 Deer Lake Drive
Jacksonville, FL
--------------------------------------------------------------------------------
Western Southern Financial Group 18,123.00    11.26%              6.45%
400 Broadway
Cincinnati, OH
-------------------------------------------------------------------------------

                        FINANCIAL STATEMENTS AND EXPERTS

     The Annual Report of the Trust relating to the Funds for the year ended as of September 30, 2003, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of Ernst & Young LLP, independent auditors, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                                  LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of Core Bond will be passed upon by Sullivan & Worcester LLP, Washington, D.C.

                             ADDITIONAL INFORMATION

     The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511 and Woolworth Building, 233 Broadway, New York, New York 10279. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

                                 OTHER BUSINESS

     The Trustees of the Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

    THE TRUSTEES OF THE TRUST RECOMMEND APPROVAL OF THE PLAN. ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

April 2, 2004

                                                                       Exhibit A
                                     FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 4th day of February, 2004, by and between the Touchstone Core Bond Fund (the "Acquiring Fund") and the Touchstone Intermediate Term U.S. Government Bond Fund (the "Selling Fund"). The Trust is a Massachusetts business trust, with its principal place of business at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202

     The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for shares of beneficial interest, without par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Selling Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;

     WHEREAS, the Trustees of the Trust have determined that the transactions contemplated herein will be in the best interests of the Acquiring Fund and its shareholders;

     WHEREAS, the Trustees of the Trust have determined that the Selling Fund should exchange all of its assets and liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

             TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

     1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The

Acquiring Fund agrees in exchange for the Selling Fund's assets (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume all of the liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

     1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

     The Selling Fund has provided the Acquiring Fund with its most recent unaudited financial statements, which contain a list of all of the Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Selling Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

     The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. The Selling Fund will, within a reasonable period of time (not less than 30 days) prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would violate the Selling Fund's fiduciary duty to its shareholders.

     1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the Selling Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date.

     1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement on Form N-14 which has been distributed to shareholders of the Selling Fund as described in paragraph 4.1(o).

     1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

     1.8 TERMINATION. The Trust shall take all necessary and appropriate steps under applicable law to terminate the Selling Fund promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

     2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Declaration of Trust and the Selling Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

     2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

     2.3 SHARES TO BE ISSUED. The number of full and fractional Acquiring Fund Shares to be issued in exchange for the Selling Fund's assets shall be determined by multiplying the outstanding shares of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund by the net asset value per share of the Acquiring Fund on the Valuation Date, determined in accordance with in paragraph 2.2. Class A shares of the Acquiring Fund will be issued for Class A and Class B shares of the Acquired Fund. Class C shares of the Acquiring Fund will be issued for Class C shares of the Acquired Fund.

     2.4 DETERMINATION OF VALUE. All computations of value shall be made by Integrated Fund Services, Inc., the Acquiring Fund's and the Selling Fund's accounting agent, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund and the Selling Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

     3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about May 24, 2004 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 8:00 a.m. EST at the offices of the Trust, or at such other time and/or place as the parties may agree.

     3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date (and the Closing Date) shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.3 TRANSFER AGENT'S CERTIFICATE. The Selling Fund shall cause its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent, to issue and deliver, to the Secretary of the Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

          (a) The Selling Fund is a separate investment series of the Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts.

          (b) The Selling Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

          (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

          (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

          (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

          (g) The audited financial statements of the Selling Fund at September 30, 2003 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

          (h) Since September 30, 2003, there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

          (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

          (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

          (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

          (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

          (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

          (n) The information furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

          (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. The Prospectus/Proxy Statement included in the Registration Statement (other than information therein that relates to the Acquiring Fund and any other fund described therein other than the Selling Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

     4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

          (a) The Acquiring Fund is a separate investment series of the Trust.

          (b) The Acquiring Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

          (c) The prospectus and statement of additional information, as of the date of the Prospectus/Proxy Statement, of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

          (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The

Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

          (f) The audited financial statements of the Selling Fund at September 30, 2003 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

          (g) Since September 30, 2003, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

          (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

          (i) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

          (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

          (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

          (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

          (m) The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

          (n) The Prospectus/Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

          (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

     5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

     5.2 APPROVAL BY SHAREHOLDERS. The Trust will call a meeting of the shareholders of the Selling Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

     5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

     The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by the Trust's President or Vice President, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

     6.2 With respect to the Selling Fund, the Trust shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, special counsel to the Trust and the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

          (a) The Acquiring Fund is a separate investment series of a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

          (b) The Acquiring Fund is a separate series of a Massachusetts business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

          (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

          (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any statutory preemptive rights in respect thereof.

          (e) The Registration Statement, to the knowledge of such counsel, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued; and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act and the 1940 Act, and as may be required under state securities laws.

          (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Declaration of Trust or By-Laws or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

          (g) Only insofar as they relate to the Acquiring Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

          (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

          (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

     Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Trust's President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

     7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Trust.

     7.3 With respect to the Acquiring Fund, the Trust shall have received on the Closing Date an opinion of Sullivan & Worcester LLP, special counsel to the Trust and the Selling Fund, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

          (a) The Selling Fund is a separate investment series of the Trust, a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

          (b) The Selling Fund is a separate investment series of a Massachusetts business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

          (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

          (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act and the 1940 Act, and as may be required under state securities laws.

          (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Declaration of Trust or By-laws, or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

          (f) Only insofar as they relate to the Selling Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly represent the information required to be shown.

          (g) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Selling Fund existing on or before the effective date of the Registration Statement or the Closing Date, required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

          (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its respective properties or assets and the Selling Fund is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus/Proxy Statement.

          (i) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

     Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

                                  ARTICLE VIII

          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Trust's Agreement and Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund or the Selling Fund may waive the conditions set forth in this paragraph 8.1.

     8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

     8.4 The  Registration  Statement shall have become effective under the 1933
Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's investment company taxable income for all taxable periods ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on the Closing Date (after reduction for any capital loss carryforward).

     8.6 The Trust shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that, for federal income tax purposes:

          (a) The transfer of all of the Selling Fund assets in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund Shareholders in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of
Section 368(a)(1)(C) of the Code, and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

          (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund.

          (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

          (d)  No  gain  or  loss  will  be   recognized  by  the  Selling  Fund
Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

          (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such Shareholder immediately prior to the Closing, and the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such

Shareholder (provided the Selling Fund shares were held as capital assets on the date of the Closing).

          (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Closing, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

                                   ARTICLE IX

                                    EXPENSES

     9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by Touchstone Advisors, Inc., the investment advisor to the Trust. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement;
(b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are residents as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees;
(g) legal fees; and (h) solicitation costs of the transaction.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

          (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

          (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Selling Fund, the Trust, or its Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                   ARTICLE XII

                                   AMENDMENTS

     12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Selling Fund Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

     13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions thereof.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

     13.5 With respect to the Trust, the name used herein refers respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Massachusetts, which are hereby referred to and are also on file at the principal offices of the Trust. The obligations of the Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Trust, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund and the Acquiring Fund must look solely to the trust property belonging to the Selling Fund and the Acquiring Fund for the enforcement of any claims against the Selling Fund and the Acquiring Fund, respectively.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                              TOUCHSTONE INVESTMENT TRUST ON BEHALF OF
                              INTERMEDIATE TERM U.S. GOVERNMENT BOND FUND

                              By:___________________________________________

                              Name:

                              Title:



                              TOUCHSTONE INVESTMENT TRUST ON BEHALF OF CORE BOND FUND

                              By:___________________________________________

                              Name:

                              Title:

                                                                       Exhibit B

MANAGEMENT DISCUSSION AND ANALYSIS

BOND MARKET REVIEW AND OUTLOOK

Over the past year, the U.S. Treasury Market bounced above historically low yields. That was in contrast to recent years where continued declining interest rates contributed to appreciating bond values of 10% or more. The evidence of increasing economic growth, tempered by a concern for the lack of job growth, shifted the question of "Will there be growth?" to "Is the growth sustainable?".

The bond market will be influenced by job creation, and to a lesser extent, inflation. Although the employment picture remains unclear, the unemployment rate of 6.1% is not far from past levels of full employment. The expectations for the next several quarters are that inflation will be in the 1.5 - 2.0% range and GDP growth of 4.0% to 5.0%. This combination of relatively low inflation and moderate growth is a positive long-term environment for bonds, however, some short-term negative returns in U.S. Treasury securities will be possible, as job growth increases.

In a shift from the previous year, the U.S. Treasury Market was among the worst performing sectors, as investors favored sectors that offered greater yield. Economic recovery appears to be underway. However, for this to result in a sustained recovery, employment will be a key factor.

TOUCHSTONE CORE BOND FUND

The Fund's total return was 4.31% for the 12 months ended September 30, 2003. The total return for the Lehman Brothers U.S. Aggregate Index was 5.40% for the same period.

During the year, the Fund was positioned for slightly higher interest rates. In addition, the Fund's credit risk was low relative to the Index, as we waited for signs of a sustained economic recovery.

The Fund underweighted U.S. Treasury securities during the year. Corporate bond risk premiums narrowed - from historically wide levels of more than 2.40% to 1.10% - as corporate profits began to rise, the economy began to show strength, and productivity increased. The Fund overweighted corporate bonds, although the Fund was underexposed to the lower quality corporate sector which continued to outperform all other sectors. The underweighting of U.S. Treasury securities, which contributed positively to Fund performance, was offset by the underweighting of lower quality corporate bonds, which subtracted from Fund performance.

Mortgage-backed securities, which provide a high coupon return, lagged the performance of U.S. Treasury securities slightly. Of concern, was the impact of volatile interest rates on homeowner refinancing which can cause prepayments to change rapidly on mortgage-backed securities. This sector was at a full weighting when compared to the Index at fiscal year-end.

Other sectors of the bond market, such as commercial mortgage-backed securities and asset-backed securities, performed well, and were overweighted in the Fund during the year, but were not a significant position in either the Index or the Fund.

The Fund is positioned for slightly higher interest rates and stable risk premiums in corporate bonds. We continue to look favorably on the additional yield of mortgage-backed securities, but will closely manage the risk associated with a decline in refinancing that would accompany higher interest rates.


        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
            CORE BOND FUND* AND THE LEHMAN BROTHERS AGGREGATE INDEX

                               [GRAPHIC OMITTED]

--------------------------------------------------------
                    Core Bond Fund
            Average Annual Total Returns**
            ------------------------------
               1 Year     5 Years     Since Inception***
Class A        (0.64%)     4.47%           6.24%
Class B        (0.51%)        --           4.73%
Class C         3.47%      4.47%           5.83%
--------------------------------------------------------

                  Core Bond      Lehman Brothers
 Date           Fund - Class A   Aggregate Index
------------------------------------------------
10/03/94             9,525            10,000
10/31/94             9,515             9,991
11/30/94             9,506             9,969
12/31/94             9,554            10,038
03/31/95            10,050            10,544
06/30/95            10,573            11,275
09/30/95            10,744            11,496
12/31/95            11,173            11,985
03/31/96            10,939            11,772
06/30/96            10,983            11,839
09/30/96            11,176            12,057
12/31/96            11,492            12,419
03/31/97            11,452            12,350
06/30/97            11,820            12,805
09/30/97            12,199            13,232
12/31/97            12,331            13,621
03/31/98            12,584            13,832
06/30/98            12,854            14,155
09/30/98            13,203            14,753
12/31/98            13,385            14,803
03/31/99            13,288            14,728
06/30/99            13,163            14,598
09/30/99            13,204            14,698
12/31/99            13,161            14,680
03/31/00            13,293            15,004
06/30/00            13,526            15,264
09/30/00            13,884            15,725
12/31/00            14,440            16,387
03/31/01            14,810            16,883
06/30/01            14,803            16,978
09/30/01            15,496            17,760
12/31/01            15,400            17,769
03/31/02            15,375            17,785
06/30/02            15,921            18,441
09/30/02            16,528            19,286
12/31/02            16,745            19,589
03/31/03            16,980            19,861
06/30/03            17,300            20,358
09/30/03            17,241            20,327

                       Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

* The chart above represents the performance of Class A shares only, which will vary from the performance of Class B and Class C shares based on the difference in loads and fees paid by shareholders in the different classes.
** The average annual total returns shown above are adjusted for maximum applicable sales charge.
*** Class A, Class B and Class C shares commenced operations on October 3, 1994, May 1, 2001 and October 3, 1994, respectively.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOUCHSTONE INTERMEDIATE TERM U.S. GOVERNMENT BOND FUND

The Fund's total return was 3.64% for the 12 months ended September 30, 2003. The total return for the Lehman Brothers Intermediate Government Bond Index was 3.49% for the same period.

During the year, the Fund was positioned for slightly higher interest rates. The Fund underweighted interest rate risk, by holding fewer U.S. Treasury securities during the year. Mortgage-backed securities, which provide a higher coupon return, lagged U.S. Treasuries slightly. Of concern, was the impact of volatile interest rates on homeowner refinancing, which cause prepayments to change rapidly on mortgage-backed securities. The Fund continues to be positioned for slightly higher and less volatile interest rates. We continue to look favorably on the additional yield of mortgage-backed securities, but will closely manage the risk associated with a decrease in refinancing that would accompany higher interest rates.

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
              INTERMEDIATE TERM U.S. GOVERNMENT BOND FUND* AND THE
               LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX

                               [GRAPHIC OMITTED]

-------------------------------------------------
-------------------------------------------------
   Intermediate Term U.S. Government Bond Fund
         Average Annual Total Returns**
   -------------------------------------------
               1 Year     5 Years     10 Years***
Class A        (1.30%)     4.03%        4.66%
Class B****    (1.22%)        --           --
Class C****     2.75%         --           --
-------------------------------------------------

                 Intermediate     Lehman Brothers
                  Term U.S.        Intermediate
                  Government        Government
 Date             Bond Fund         Bond Index
--------------------------------------------------
09/30/03             9,525            10,000
12/31/93             9,457            10,015
03/31/94             9,072             9,830
06/30/94             8,902             9,775
09/30/94             8,881             9,850
12/31/94             8,861             9,840
03/31/95             9,316            10,249
06/30/95             9,871            10,728
09/30/95             9,993            10,894
12/31/95            10,355            11,258
03/31/96            10,146            11,182
06/30/96            10,157            11,257
09/30/96            10,347            11,450
12/31/96            10,617            11,715
03/31/97            10,557            11,712
06/30/97            10,856            12,039
09/30/97            11,149            12,347
12/31/97            11,384            12,620
03/31/98            11,545            12,811
06/30/98            11,784            13,048
09/30/98            12,324            13,657
12/31/98            12,291            13,691
03/31/99            12,175            13,654
06/30/99            12,037            13,627
09/30/99            12,086            13,765
12/31/99            12,050            13,758
03/31/00            12,251            13,983
06/30/00            12,420            14,238
09/30/00            12,726            14,619
12/31/00            13,255            15,199
03/31/01            13,579            15,655
06/30/01            13,598            15,720
09/30/01            14,247            16,501
12/31/01            14,111            16,478
03/31/02            14,065            16,435
06/30/02            14,657            17,070
09/30/02            15,221            17,892
12/31/02            15,404            18,066
03/31/03            15,531            18,234
06/30/03            15,758            18,542
09/30/03            15,774            18,517

                       Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

* The chart above represents the performance of Class A shares only, which will vary from the performance of Class B and Class C shares based on the difference in loads and fees paid by shareholders in the different classes.
** The average annual total returns shown above are adjusted for maximum applicable sales charge.
***  Class A shares commenced operations on February 6, 1981.
**** Class B and Class C shares commenced operations on May 1, 2001 and March 6, 2001, respectively.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                       STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of

             TOUCHSTONE INTERMEDIATE TERM U.S. GOVERNMENT BOND FUND

                                   a series of

                           TOUCHSTONE INVESTMENT TRUST
                        221 East Fourth Street, Suite 300
                             Cincinnati, Ohio 45202
                                 (800) 543-0407

                        By and In Exchange For Shares of

                            TOUCHSTONE CORE BOND FUND

                                   a series of

                           TOUCHSTONE INVESTMENT TRUST

     This Statement of Additional Information, dated April 2, 2004, relating specifically to the proposed transfer of the assets and liabilities of Touchstone Intermediate Term U.S. Government Bond Fund (the "Intermediate Fund"), a series of Touchstone Investment Trust (the "Trust"), to Touchstone Core Bond Fund (the "Core Bond Fund")(collectively the "Funds"), a series of the Trust, in exchange for shares of beneficial interest, without par value per share, of the Core Bond Fund (to be issued to holders of shares of the Intermediate Fund), consists of the information set forth below pertaining to the Funds and the following described documents, each of which is attached hereto and incorporated by reference herein:

     (1) The Statement of Additional Information of the Funds dated February 1, 2004;

     (2)  Annual  Report of the Funds for the year ended  September 30, 2003


     (3)  Pro Forma Financial Statements dated as of September 30, 2003.

     This  Statement  of  Additional  Information,  which  is not a  prospectus, supplements,  and  should  be read in  conjunction  with,  the  Prospectus/Proxy
Statement   of  the  Funds  dated April 2,  2004.  A  copy  of  the Prospectus/
Proxy Statement may be obtained without charge by calling or writing to the Trust at the telephone number or address set forth above.

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                           TOUCHSTONE INVESTMENT TRUST
                        221 EAST FOURTH STREET, SUITE 300
                           CINCINNATI, OHIO 45202-4133

                                TABLE OF CONTENTS
                               -----------------
                                                                            PAGE
                                                                            ----

THE TRUST.....................................................................3

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS.................................5

QUALITY RATINGS OF FIXED-INCOME OBLIGATIONS..................................23

INVESTMENT LIMITATIONS.......................................................27

TRUSTEES AND OFFICERS........................................................33

THE INVESTMENT ADVISOR AND SUB-ADVISOR.......................................38

PROXY VOTING PROCEDURES......................................................43

THE DISTRIBUTOR..............................................................43

DISTRIBUTION PLANS...........................................................45

SECURITIES TRANSACTIONS......................................................48

CODE OF ETHICS...............................................................51

PORTFOLIO TURNOVER...........................................................51

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE.........................52

CHOOSING A SHARE CLASS.......................................................53

OTHER PURCHASE INFORMATION...................................................58

OTHER REDEMPTION INFORMATION.................................................62

TAXES........................................................................62

HISTORICAL PERFORMANCE INFORMATION...........................................63

PRINCIPAL SECURITY HOLDERS...................................................71

CUSTODIAN....................................................................73

INDEPENDENT AUDITORS.........................................................73

TRANSFER, ACCOUNTING AND ADMINISTRATIVE AGENT................................73

FINANCIAL STATEMENTS.........................................................74

THE TRUST
---------

Touchstone Investment Trust (the "Trust"), formerly Countrywide Investment Trust, was organized as a Massachusetts business trust on December 7, 1980. The Trust currently offers six series of shares to investors: the High Yield Fund, the Core Bond Fund (formerly the Bond Fund), the Touchstone Intermediate Term U.S. Government Bond Fund (the "Intermediate Term U.S. Government Bond Fund," formerly the Intermediate Term Government Income Fund), the Money Market Fund, the Touchstone U.S. Government Money Market Fund (the "U.S. Government Money Market Fund," formerly the Short Term Government Income Fund) and the Touchstone Institutional U.S. Government Money Market Fund (the "Institutional U.S. Government Money Market Fund," formerly the Institutional Government Income
Fund). Each series is referred to individually as a "Fund" and collectively as the "Funds." Each Fund has its own investment goal(s) and policies.

Shares of each Fund have equal voting rights and liquidation rights. Each Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940, as amended (the "1940 Act") or otherwise. Each class of shares of a Fund shall vote separately on matters relating to its plan of distribution pursuant to Rule 12b-1. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

Pursuant to an Agreement and Plan of Reorganization dated February 15, 2000, the Intermediate Bond Fund (now known as the Core Bond Fund), on May 1, 2000, succeeded to the assets and liabilities of the Touchstone Bond Fund, a series of Touchstone Series Trust. The Intermediate Bond Fund maintained its investment objective but adopted the investment policies and restrictions of the Touchstone Bond Fund, which were similar to those of the Intermediate Bond Fund. The financial data and information for periods ended prior to May 1, 2000 relate to the Touchstone Bond Fund.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the

Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

Class A shares, Class B shares and Class C shares of the Core Bond Fund, the Intermediate Term U.S. Government Bond Fund and the High Yield Fund represent an interest in the same assets of the Fund, have the same rights and are identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares is subject to different sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

Class A and Class S shares of the Money Market Fund represent an interest in the same assets of the Fund, have the same rights and are identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iii) each class has exclusive voting rights with respect to matters affecting only that class; (iv) Class S shares may only be purchased through financial institutions and are used as a sweep vehicle; and
(v) each class offers different features and services to shareholders. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust, as does a partner of a partnership. However, numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and the Trust is not aware of an instance where such result has occurred. In addition, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust Agreement also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
---------------------------------------------

A more detailed discussion of some of the terms used and investment policies described in the Prospectuses appears below:

WHEN-ISSUED SECURITIES AND SECURITIES PURCHASED ON A TO-BE-ANNOUNCED BASIS. The Funds will only make commitments to purchase securities on a when-issued or to-be-announced ("TBA") basis with the intention of actually acquiring the securities. A Fund may sell the securities before the settlement date if it is otherwise deemed advisable as a matter of investment strategy or in order to meet its obligations, although it would not normally expect to do so. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. In a TBA transaction, a Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount in transactions involving mortgage-related securities.

The Funds may purchase securities on a when-issued or TBA basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction. In connection with these investments, each Fund will direct the Custodian to place cash or liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because a Fund purchases securities on a when-issued or TBA basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of a Fund's commitments to purchase securities on a when-issued or TBA basis. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued or TBA basis and the securities held in a Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued or TBA basis, there will be a possibility that the market value of the Fund's assets will experience greater fluctuation. The purchase of securities on a when-issued or TBA basis may involve a risk of loss if the seller fails to deliver after the value of the securities has risen.

When the time comes for a Fund to make payment for securities purchased on a when-issued or TBA basis, the Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued or TBA basis themselves (which may have a market value greater or less than the Fund's payment obligation).

The Institutional U.S. Government Money Market Fund does not currently intend to invest more than 5% of its net assets in securities purchased on a when-issued or to-be-announced basis. The Intermediate Term U.S. Government Bond Fund will not invest more than 20% of its net assets in securities purchased on a when-issued or TBA basis, except to the extent dollar roll transactions involve when-issued securities, in which case the Fund may invest up to 33% of its assets in such securities. The Core Bond Fund may also invest up to 33% of its assets in dollar roll transactions involving when-issued securities. The Money Market Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets.

STRIPS. STRIPS are U.S. Treasury bills, notes, and bonds that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such U.S. Treasury securities, and receipts or certificates representing interests in such stripped U.S. Treasury securities and coupons. A STRIPS security pays no interest in cash to its holder during its life although interest is accrued for federal income tax purposes. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Investing in STRIPS may help to preserve capital during periods of declining interest rates. For example, if interest rates decline, GNMA Certificates owned by a Fund which were purchased at greater than par are more likely to be prepaid, which would cause a loss of principal. In anticipation of this, a Fund might purchase STRIPS, the value of which would be expected to increase when interest rates decline.

STRIPS do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal tax law requires that a holder of a STRIPS security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year.

As a matter of current policy that may be changed without shareholder approval, the Intermediate Term U.S. Government Bond Fund will not purchase STRIPS with a maturity date that is more than 10 years from the settlement of the purchase.

CUBES. In addition to STRIPS, the Core Bond Fund may also purchase separately traded interest and principal component parts of obligations that are transferable through the Federal book entry system, known as Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank. The Custodian holds the interest and principal payments for the benefit of the registered owner of the certificates or receipts. The Custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations.

GNMA CERTIFICATES. The term "GNMA Certificates" refers to mortgage-backed securities representing part ownership of a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations and insured by either the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veteran's Administration. GNMA Certificates are guaranteed by the Government National Mortgage Association and are backed by the full faith and credit of the United States.

     1. THE LIFE OF GNMA CERTIFICATES. The average life of GNMA Certificates is likely to be substantially less than the original maturity of the mortgage pools underlying the GNMA Certificates due to prepayments, refinancing and payments from foreclosures. Thus, the greatest part of principal will usually be paid well before the maturity of the mortgages in the pool. As prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA are normally used as an indicator of the expected average life of GNMA Certificates. These statistics indicate that the average life of single-family dwelling mortgages with 25-30 year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. However, mortgages with high interest rates have experienced accelerated prepayment rates, which would indicate a shorter average life.

     2. YIELD CHARACTERISTICS OF GNMA CERTIFICATES. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the GNMA Certificates, but only by the amount of the fees paid to the GNMA and the issuer. For the most common type of mortgage pool, containing single-family dwelling mortgages, the GNMA receives an annual fee of 0.06 of 1% of the outstanding principal for providing its guarantee, and the issuer is paid an annual fee of 0.44 of 1% for assembling the mortgage pool and for passing through monthly payments of interest and principal to Certificate holders.

The coupon rate by itself, however, does not indicate the yield that will be earned on the GNMA Certificates for the following reasons:

          (a) GNMA Certificates may be issued at a premium or discount, rather than at par.

          (b) After issuance, GNMA Certificates may trade in the secondary market at a premium or discount.

          (c) Interest is earned monthly, rather than semiannually as for traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates.

          (d) The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate. If mortgagors pay off their mortgages early, the principal returned to Certificate holders may be reinvested at more or less favorable rates.

     3. MARKET FOR GNMA CERTIFICATES. Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make GNMA Certificates highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

FHLMC CERTIFICATES. The term "FHLMC Certificates" refers to mortgage-backed securities representing part ownership of a pool of mortgage loans, which are guaranteed by the Federal Home Loan Mortgage Corporation. The Federal Home Loan Mortgage Corporation is the leading seller of conventional mortgage securities in the United States. FHLMC Certificates are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute debts or obligations of the United States or any Federal Home Loan Bank.

Mortgage  loans  underlying  FHLMC  Certificates  will  consist  of  fixed  rate mortgages with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one-family or two-to-four family residential properties. Mortgage interest rates may be mixed in a pool. The seller/servicer of each mortgage retains a minimum three-eighths of 1% servicing fee, and the Federal Home Loan Mortgage Corporation keeps any remaining excess of mortgage rate over coupon rate. The coupon rate of a FHLMC Certificate does not by itself indicate the yield that will be earned on the Certificate for the reasons discussed above in connection with GNMA Certificates.

FNMA CERTIFICATES. The term "FNMA Certificates" refers to mortgage-backed securities representing part ownership of a pool of mortgage loans, which are guaranteed by the Federal National Mortgage Association. FNMA Certificates are not guaranteed by the United States and do not constitute debts or obligations of the United States.

The FNMA, despite having U.S. Government agency status, is also a private, for-profit corporation organized to provide assistance in the housing mortgage market. The only function of the FNMA is to provide a secondary market for residential mortgages. Mortgage loans underlying FNMA Certificates reflect a considerable diversity and are purchased from a variety of mortgage originators. They are typically collateralized by conventional mortgages (not FHA-insured or VA-guaranteed). FNMA Certificates are highly liquid and usually trade in the secondary market at higher yields than GNMA Certificates. The coupon rate of a FNMA Certificate does not by itself indicate the yield that will be earned on the Certificate for the reasons discussed above in connection with GNMA Certificates.

OVERSEAS PRIVATE INVESTMENT CORPORATION CERTIFICATES. The Funds may invest in Certificates of Participation issued by the Overseas Private Investment Corporation ("OPIC"). OPIC is a U.S. Government agency that sells political risk insurance and loans to help U.S. businesses invest and compete in over 140 emerging markets and developing nations worldwide. OPIC provides medium to long-term loans and guaranties to projects involving significant equity or management participation. OPIC can lend up to $250 million per project on either a project finance or a corporate finance basis in countries where conventional institutions are often unable or unwilling to lend on such a basis. OPIC issues Certificates of Participation to finance projects undertaken by U.S. companies. These certificates are guaranteed by OPIC and backed by the full faith and credit of the U.S. Government.

COLLATERALIZED MORTGAGE OBLIGATIONS. The Intermediate Term U.S. Government Bond Fund, the Core Bond Fund and the High Yield Fund may invest in Collateralized Mortgage Obligations ("CMOs"). CMOs are fully-collateralized bonds that are the general obligations of the issuer thereof. The key feature of the CMO structure is the prioritization of the cash flows from a pool of mortgages among the several classes of CMO holders, thereby creating a series of obligations with varying rates and maturities appealing to a wide range of investors. CMOs generally are secured by an assignment to a trustee under the indenture pursuant to which the bonds are issued for collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (that is, the character of payments of principal and interest is not passed through and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs are issued in two or more classes or series with varying maturities and stated rates of interest determined by the issuer. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. CMOs are designed to be retired as the underlying mortgages are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure CMOs that remain outstanding.

In 1983, the Federal Home Loan Mortgage Corporation began issuing CMOs. Since FHLMC CMOs are the general obligations of the FHLMC, it will be obligated to use its general funds to make payments thereon if payments generated by the underlying mortgages are insufficient to pay principal and interest in its CMOs. In addition, CMOs are issued by private entities, such as financial institutions, mortgage bankers and subsidiaries of homebuilding companies. The structural features of privately issued CMOs will vary considerably from issue to issue, and the Sub-Advisor will consider such features, together with the character of the underlying mortgage pool and the liquidity and credit rating of the issue. The Sub-Advisor will consider privately issued CMOs as possible investments only when the underlying mortgage collateral is insured, guaranteed or otherwise backed by the U.S. Government or one or more of its agencies or instrumentalities.

Several classes of securities are issued against a pool of mortgage collateral. The most common structure contains four classes of securities; the first three classes pay interest at their stated rates beginning with the issue date and the final class is typically an accrual class (or Z bond). The cash flows from the underlying mortgage collateral are applied first to pay interest and then to retire securities. The classes of securities are retired sequentially. All principal payments are directed first to the shortest-maturity class (or A bonds). When those securities are completely retired, all principal payments are then directed to the next-shortest-maturity security (or B bond). This process continues until all of the classes have been paid off. Because the cash flow is distributed sequentially instead of pro rata as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors into the longer maturity classes receive no principal paydowns.

One or more tranches of a CMO may have coupon rates that reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR"). These adjustable rate tranches, known as "floating-rate CMOs," will be treated as Adjustable Rate Mortgage Securities ("ARMS"). Floating-rate CMOs may be backed by fixed-rate or adjustable-rate mortgages. Floating-rate CMOs are typically issued with lifetime "caps" on the coupon rate. These caps, similar to the caps on ARMS, represent a ceiling beyond which the coupon rate may not be increased, regardless of increases in the underlying interest rate index.

As a matter of current policy that may be changed without shareholder approval, the Intermediate Term U.S. Government Bond Fund will invest in a CMO tranche either for (1) interest rate hedging purposes subject to the adoption of monitoring and reporting procedures or (2) other purposes where the average tranche life would not change more than 6 years based upon a hypothetical change in time of purchase and on any subsequent test dates (at least annually) thereafter. Testing models employed must assume market interest rates and prepayment speeds at the time the standard is applied. Adjustable rate CMO tranches are exempted from the average life requirements if (i) the rate is reset at least annually, (ii) the maximum rate is at least 3% higher than the rate at the time of purchase, and (iii) the rate varies directly with the index on which it is based and is not reset as a multiple of the change in such index.

Mortgage-related securities such as CMOs may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Sub-Advisor, the Core Bond Fund and the High Yield Fund may not invest more than 15% of total assets in such securities.

ADJUSTABLE RATE MORTGAGE SECURITIES ("ARMS"). Generally, adjustable rate mortgages have a specified maturity date and amortize principal over their life. In periods of declining interest rates there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed-rate mortgage securities is that the interest rate can and does change in accordance with movements in a particular, pre-specified, published interest rate index. There are two main categories of indices: those based on U.S. Treasury obligations and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. The amount of interest on an adjustable rate mortgage is calculated by adding a specified amount to the applicable index, subject to limitations on the maximum and minimum interest that is charged during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

The underlying mortgages which collateralize the ARMS will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage-related securities in which a Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage-related securities in which a Fund invests to be shorter than the maturities stated in the underlying mortgages.

INFLATION-INDEXED BONDS. The Intermediate Term U.S. Government Bond Fund and the Core Bond Fund may invest in inflation-indexed bonds, which are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation.

Inflation-indexed securities issued by the U.S. Treasury will initially have maturities of five or ten years, although it is anticipated that securities with other maturities will be issued in the future. The securities will pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semiannually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semiannual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year reached 3%, the end-of-year par value of the bond would be $1,030 and the second semiannual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The U.S. Treasury has only recently begun issuing inflation-indexed bonds. As such, there is no trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop, although one is expected. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. There also can be no assurance that the U.S. Treasury will issue any particular amount of inflation-indexed bonds. Certain foreign governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-indexed bonds, and there may be a more liquid market in certain of these countries for these securities.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. The Funds will enter into repurchase agreements that are collateralized by U.S. Government obligations. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. At the time a Fund enters into a repurchase agreement, the value of the collateral, including accrued interest, will equal or exceed the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller agrees to maintain sufficient collateral so that the value of the underlying collateral, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. As a matter of current operating policy, the U.S. Government Money Market Fund, the Intermediate Term U.S. Government Bond Fund and the Money Market Fund will not enter into a repurchase agreement not terminable within seven days if, as result thereof, more than 10% of the value of its net assets would be invested in such securities and other illiquid securities. This operating policy is not fundamental and may be changed by the Board of Trustees without shareholder approval. The Institutional U.S. Government Money Market Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such securities and other illiquid securities. The Core Bond Fund and the High Yield Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from a Fund to the seller subject to the repurchase agreement and is therefore subject to that Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the Sub-Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to that Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement a Fund agrees to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. Reverse repurchase agreements are considered to be borrowings by a Fund.

COVERED  DOLLAR  ROLLS.  The Core  Bond  Fund  and the  Intermediate  Term  U.S.
Government Bond Fund may enter into dollar rolls in which the Fund sells mortgage-based or other fixed-income securities and simultaneously commits to repurchase substantially similar, but not identical, securities on a specified future date. The Fund will not use such transactions for leveraging purposes and, accordingly, at the time the Fund enters into a dollar roll, it will set aside permissible liquid assets in a segregated custodial account to secure its obligation for the forward commitment to buy the securities. The value of such segregated assets must be at least equal to the value of the forward commitment or repurchase obligation (principal plus accrued interest), as applicable. The segregated assets effectively collateralize the Fund's right to receive the securities at the end of the roll period, and also serve to minimize the leveraging effect of the transaction.

In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest, including prepayments, paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.

Dollar roll transactions are considered to be borrowings by the Funds and the use of such transactions will be subject to the Funds' investment limitations on borrowings. See "Borrowing and Pledging" and "Investment Limitations."

The risks associated with dollar rolls are market risk, since the price of the securities could drop lower than the agreed upon repurchase price during the roll period, or the securities that the Fund is required to repurchase may be worth less than the securities that the Fund originally held; and credit risk, since the counterparty to the transaction could fail to deliver the securities. If the counterparty to whom the Fund sells the securities becomes insolvent, the Fund's right to purchase or repurchase the securities may be restricted. Finally, there can be no assurance that Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

BORROWING AND PLEDGING. Each Fund may borrow money from banks or from other lenders to the extent permitted by applicable law, for temporary or emergency purposes and to meet redemptions and may pledge assets to secure such borrowings. In addition, the Intermediate Term U.S. Government Bond Fund and the Core Bond Fund may enter into reverse repurchase agreements and dollar roll transactions that are treated as borrowing by the Funds. The 1940 Act requires the Funds to maintain asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of at least 300% for all such borrowings. It at any time the value of a Fund's assets should fail to meet this 300% coverage test, the Fund, within 3 days (not including Sundays and holidays), will reduce the amount of its borrowings to the extent necessary to meet this test. To reduce its borrowings, a Fund might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by a Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions. A Fund will not make any borrowing or enter into a reverse repurchase agreement or dollar roll transaction that would cause its outstanding borrowings to exceed one-third of the value of its total assets.

As a matter of current operating policy, and except for the use of reverse repurchase agreements and dollar rolls, the Intermediate Term U.S. Government Bond Fund may borrow money from banks or other persons in an amount not exceeding 10% of its total assets. The Fund may pledge assets in connection with such borrowings but will not pledge more than 15% of its total assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings, other than reverse repurchase agreements and dollar rolls, exceed 5% of the value of its total assets. These operating policies are not fundamental and may be changed by the Board without shareholder approval.

As a matter of current operating policy, the U.S. Government Money Market Fund may borrow money from banks or other persons in an amount not exceeding 10% of its total assets. The Fund may pledge assets in connection with such borrowings but will not pledge more than 15% of its total assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets. These operating policies are not fundamental and may be changed by the Board without shareholder approval.

As a matter of current operating policy, and except for the use of reverse repurchase agreements and dollar rolls, the Core Bond Fund may borrow money from banks or other persons in an amount not exceeding 10% of its total assets, as a temporary measure for extraordinary or emergency purposes. The Fund may pledge assets in connection with such borrowings but will not pledge more than 10% of its total assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings, other than reverse repurchase agreements and dollar rolls, exceed 5% of the value of its total assets. These operating policies are not fundamental and may be changed by the Board without shareholder approval.

As a matter of current operating policy, the High Yield Fund may borrow money from banks or other persons in an amount not exceeding 10% of its total assets, as a temporary measure for extraordinary or emergency purposes. The Fund may pledge assets in connection with such borrowings but will not pledge more than 10% of its total assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets. These operating policies are not fundamental and may be changed by the Board without shareholder approval.

The Money Market Fund does not intend to purchase securities for investment during periods when the sum of bank borrowings exceed 5% of its total assets. This operating policy is not fundamental and may be changed by the Board without shareholder approval.

The Institutional U.S. Government Money Market Fund may borrow money from banks (provided there is 300% asset coverage) for temporary or emergency purposes and to meet redemptions and may pledge assets to secure such borrowings. The Fund will not make any borrowings that would cause its outstanding borrowing to exceed one-third of the value of its total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than one third of its total assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets.

Borrowing magnifies the potential for gain or loss on a Fund's portfolio securities and, therefore, if employed, increases the possibility of fluctuation in its net asset value ("NAV"). This is the speculative factor known as leverage. To reduce the risks of borrowing, each Fund will limit its borrowings as described above.

LOANS OF PORTFOLIO SECURITIES. Each Fund may lend its portfolio securities. The Institutional Government Money Market Fund may make short-term loans of its portfolio securities to banks, brokers and dealers and will limit the amount of its loans to no more than 25% of its net assets. Lending portfolio securities exposes a Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or liquid securities, with the Fund's Custodian in an amount at least equal to the market value of the loaned securities.

Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to a Fund. The Funds receive amounts equal to the interest on loaned securities and also receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Funds may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Advisor, the Sub-Advisor or any affiliated person of the Trust or an affiliated person of the Advisor, the Sub-Advisor or other affiliated person. The terms of the Funds' loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

BANK DEBT INSTRUMENTS. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or of banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to the Funds' restrictions on illiquid investments (see "Investment Limitations").

The Money Market Fund and the Core Bond Fund may also invest in certificates of deposit, bankers' acceptances and time deposits issued by foreign branches of national banks. Eurodollar certificates of deposit are negotiable U.S. dollar denominated certificates of deposit issued by foreign branches of major U.S. commercial banks. Eurodollar bankers' acceptances are U.S. dollar denominated bankers' acceptances "accepted" by foreign branches of major U.S.

commercial banks. Investments in the obligations of foreign branches of U.S. commercial banks may be subject to special risks, including future political and economic developments, imposition of withholding taxes on income, establishment of exchange controls or other restrictions, less governmental supervision and the lack of uniform accounting, auditing and financial reporting standards that might affect an investment adversely. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of portfolio securities may be held outside of the U.S. and the Funds may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of domestic branches do not apply to foreign branches of domestic banks. The Sub-Advisor, subject to the overall supervision of the Board of Trustees, carefully considers these factors when making investments. The Funds do not limit the amount of their assets that can be invested in any one type of instrument or in any foreign country in which a branch of a U.S. bank or the parent of a U.S. branch is located. Investments in obligations of foreign banks are subject to the overall limit of 25% of total assets that may be invested in a single industry.

SECURITIES OF OTHER INVESTMENT COMPANIES. A Fund may invest in shares of other investment companies to the extent permitted by the 1940 Act. To the extent a Fund invests in shares of an investment company, it will bear its pro rata share of the other investment company's expenses, such as investment advisory and distribution fees and operating expenses.

COMMERCIAL PAPER. Commercial paper consists of short-term, (usually from 1 to 270 days) unsecured promissory notes issued by U.S. corporations in order to finance their current operations. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Funds' restrictions on illiquid investments (see "Investment Limitations") unless, in the judgment of the Sub-Advisor, subject to the direction of the Board of Trustees, such note is liquid.

VARIABLE RATE DEMAND INSTRUMENTS. The Funds may purchase variable rate demand instruments. Variable rate demand instruments that the Funds will purchase are variable amount master demand notes that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specific number of days' notice either from the issuer or by drawing on a bank letter of credit, a guarantee, insurance or other credit facility issued with respect to such instrument.

The variable rate demand instruments in which the Funds may invest are payable on not more than thirty calendar days' notice either on demand or at specified intervals not exceeding thirteen months depending upon the terms of the instrument. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to thirteen months and their adjustments are based upon LIBOR or other prevailing interest rates as provided in the respective instruments. A security is priced at a coupon rate that causes its value to approximate par. Each Fund may only purchase variable rate demand instruments which have received a short-term rating meeting that Fund's quality standards from an NRSRO or unrated variable rate demand instruments determined by the Sub-Advisor to be of comparable quality. If such an instrument does not have a demand feature exercisable by a Fund in the event of default in the payment of principal or interest on the underlying securities, then the Fund will also require that the instrument have a rating as long-term debt in one of the top two categories by any NRSRO. The Sub-Advisor may determine that an unrated variable rate demand instrument meets a Fund's quality criteria if it is backed by a letter of credit or guarantee or insurance or other credit facility that meets the quality criteria for the Fund or on the basis of a credit evaluation of the underlying obligor. If an instrument is ever deemed to not meet a Fund's quality standards, such Fund either will sell it in the market or exercise the demand feature as soon as practicable.

As a matter of current operating policy, the U.S. Government Money Market Fund and the Intermediate Term U.S. Government Bond Fund each will not invest more than 10% of its net assets in variable rate demand instruments as to which it cannot exercise the demand feature on not more than seven days' notice if it is determined that there is no secondary market available for these obligations and all other illiquid securities. This operating policy is not fundamental and may be changed by the Board of Trustees without shareholder approval. The Institutional U.S. Government Money Market Fund will not invest more than 10% of its net assets (or 15% of net assets with respect to the Core Bond Fund and the High Yield Fund) in variable rate demand instruments as to which it cannot exercise the demand feature on not more than seven days' notice if it is determined that there is no secondary market available for these obligations and all other illiquid securities. The Funds intend to exercise the demand repurchase feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to a Fund in order to make redemptions of its shares, or (3) to maintain the quality standards of a Fund's investment portfolio.

While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital depreciation is less than would be the case with a portfolio of fixed income securities. Each Fund may hold variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable banks' "prime rate," or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations or obligations of comparable quality with similar maturities.

RESTRICTED SECURITIES. The Money Market Fund, the High Yield Fund and the Core Bond Fund may each invest up to 10% of their total assets in restricted securities. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933. The absence of a trading market can make it difficult to ascertain a market value of illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses. Restricted securities generally can be sold in a privately negotiated transaction, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares. However, in general, the Funds anticipate holding restricted securities to maturity or selling them in an exempt transaction.

ASSET-BACKED SECURITIES. The Intermediate Term U.S. Government Bond Fund may invest in various types of adjustable rate securities in the form of asset-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities. The securitization techniques used in the context of asset-backed securities are similar to those used for mortgage-related securities. Thus, through the use of trusts and special purpose corporations, various types of receivables are securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure. In general, collateral supporting asset-backed securities has shorter maturities than mortgage loans and has been less likely to experience substantial prepayment.

The Fund's investments in asset-backed securities may include pass-through securities collateralized by Student Loan Marketing Association ("SLMA") guaranteed loans whose interest rates adjust in much the same fashion as described above with respect to ARMS. The underlying loans are originally made by private lenders and are guaranteed by the SLMA. It is the guaranteed loans that constitute the underlying financial assets in these asset-backed securities. There may be other types of asset-backed securities that are developed in the future in which the Funds may invest.

The Core Bond Fund may invest in certain asset-backed securities such as securities whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts or a pool of credit card loan receivables.

MUNICIPAL SECURITIES. The Money Market Fund and the Core Bond Fund may invest in taxable and tax-exempt municipal securities. Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities; and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated facilities. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

GUARANTEED INVESTMENT CONTRACTS. The Money Market Fund may make investments in obligations issued by highly rated U.S. insurance companies, such as guaranteed investment contracts and similar funding agreements (collectively "GICs"). A GIC is a general obligation of the issuing insurance company and not a separate account. Under these contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account.

The insurance company then credits to the Fund on a monthly basis guaranteed interest that is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. GIC investments that do not provide for payment within seven days after notice are subject to the Fund's policy regarding investments in illiquid securities.

PRIVATE PLACEMENT INVESTMENTS. The Money Market Fund, the High Yield Fund and the Core Bond Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities laws and is generally sold to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Sub-Advisor believes that Section 4(2) commercial paper and possibly certain other restricted securities that meet the criteria for liquidity established by the Trustees are quite liquid. The Funds intend therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the Sub-Advisor, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Funds do not intend to subject such paper to the limitation applicable to restricted securities. The ability of the Board of Trustees to determine the liquidity of certain restricted securities is permitted under a position of the staff of the Securities and Exchange Commission set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under Rule 144A. The staff of the Securities and Exchange Commission has left the question of determining the liquidity of all restricted securities to the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities (including Section 4(2) commercial paper): the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security and the number of other potential buyers; dealer undertakings to make a market in the security; and the nature of the security and the nature of the marketplace trades. The Trustees have delegated to the Sub-Advisor the daily function of determining and monitoring the liquidity of restricted securities pursuant to the above criteria and guidelines adopted by the Board of Trustees. The Trustees will monitor and periodically review the Sub-Advisor's selection of Rule 144A and Section 4(2) commercial paper as well as any determinations as to its liquidity.

LOAN PARTICIPATIONS. The Core Bond Fund may invest, subject to an overall 33% limit on loans, in loan participations, typically made by a syndicate of banks to U.S. and non-U.S. corporate or governmental borrowers for a variety of purposes. The underlying loans may be secured or unsecured, and will vary in term and legal structure. When purchasing such instruments, the Fund may assume the credit risks associated with the original bank lender as well as the credit risks associated with the borrower. Investments in loan participations present the possibility that the Fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the Fund could be part owner of any collateral, and could bear the costs and liabilities of owning and disposing of the collateral. Loan participations are generally not rated by major rating agencies and may not be protected by securities laws. Also, loan participations are generally considered to be illiquid and are therefore subject to the Fund's overall 15% limitation on illiquid securities.

ZERO COUPON BONDS. The Core Bond Fund is permitted to purchase zero coupon securities ("zero coupon bonds"). Zero coupon bonds are purchased at a discount from the face amount because the buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently, which fluctuation increases the longer the period to maturity. Although zero coupon bonds do not pay interest to holders prior to maturity, federal income tax law requires the Fund to recognize as interest income a portion of the bond's discount each year and this income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in the Fund elect to receive their dividends in cash rather than reinvest such dividends in additional shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sale of portfolio securities. In such cases, the Fund will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

LOWER RATED AND UNRATED SECURITIES. The High Yield Fund and the Core Bond Fund may invest in higher yielding (and, therefore, higher risk), lower rated fixed-income securities, including investment-grade securities, junk bonds and unrated securities. Securities rated in the fourth highest category by S&P or Moody's, BBB and Baa, respectively, although considered investment grade, may possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher grade bonds.

Generally, medium or lower-rated securities and unrated securities of comparable quality, sometimes referred to as "junk bonds," offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The yield of junk bonds will fluctuate over time.

The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Since the risk of default is higher for lower rated debt securities, the Sub-Advisor's research and credit analysis are an especially important part of managing securities of this type held by a Fund. In light of these risks, the Sub-Advisor, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

In addition, the market value of securities in lower-rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower-rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing their respective portfolios and calculating their respective NAVs. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Funds to purchase and may also have the effect of limiting the ability of a Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for shareholders. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Fund may decline relatively proportionately more than a portfolio consisting of higher rated securities. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower rated securities.

Subsequent to its purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of the security by the Fund, but the Sub-Advisor will consider this event in its determination of whether the Fund should continue to hold the security.

The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the ability of outside pricing services to value lower-rated debt securities and the ability to dispose of these securities.

In considering investments for a Fund, the Sub-Advisor will attempt to identify those issuers of high yielding debt securities whose financial condition are adequate to meet future obligations, has improved or is expected to improve in the future. The Sub-Advisor's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer. A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the best interest of the Fund.

MAJORITY. As used in this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of any Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund).

QUALITY RATINGS OF FIXED-INCOME OBLIGATIONS
-------------------------------------------

CORPORATE BONDS

MOODY'S INVESTORS SERVICES, INC. PROVIDES THE FOLLOWING DESCRIPTIONS OF ITS CORPORATE BOND RATINGS:

     Aaa - "Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

     Aa - "Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities."

     A - "Bonds which are rated A possess many favorable investment attributes and are considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

     Baa  -  "Bonds  which  are  rated  Baa  are   considered  as  medium  grade
obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well."

     Ba - "Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."

     B - "Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

     Caa - "Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."

     Ca - "Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."

     C - "Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."

STANDARD & POOR'S RATINGS GROUP PROVIDES THE FOLLOWING DESCRIPTIONS OF ITS CORPORATE BOND RATINGS:

     AAA - "Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong."

     AA - "Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree."

     A - "Debt rated A has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."

     BBB - "Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."

     BB - "Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating."

     B - "Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating."

     CCC - "Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial or economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest or repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating."

     CC - "The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating."

     C - "The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy has been filed but debt service payments are continued."

     CI - "The rating CI is reserved for income bonds on which no interest is being paid."

     D - "Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition and debt service payments are jeopardized."

FITCH RATINGS PROVIDES THE FOLLOWING DESCRIPTIONS OF ITS CORPORATE BOND RATINGS:

     AAA - "AAA ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events."

     AA - "AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events."

     A - "A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings."

     BBB - "BBB ratings indicate that there is currently a low expectation of credit risk. Capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category."

     BB - "BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade."

     B - "B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment."

     CCC, CC, C - "Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default."

     DDD, DD and D - "Securities have defaulted on some or all of their obligations. 'DDD' designates the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. For U.S. corporates, for example, 'DD' indicates potential recovery of 50%-90% of such outstanding, and 'D' the lowest recovery potential, i.e. below 50%."

CORPORATE NOTES

MOODY'S INVESTORS SERVICES, INC. PROVIDES THE FOLLOWING DESCRIPTIONS OF ITS CORPORATE NOTE RATINGS:

MIG-1 "Notes which are rated MIG-1 are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing."

MIG-2 "Notes which are rated MIG-2 are judged to be of high quality. Margins of protection are ample although not so large as in the preceding group."

STANDARD & POOR'S RATINGS GROUP PROVIDES THE FOLLOWING DESCRIPTIONS OF ITS CORPORATE NOTE RATINGS:

SP-1 "Debt rated SP-1 has very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation."

SP-2 "Debt rated SP-2 has satisfactory capacity to pay principal and interest."

COMMERCIAL PAPER

DESCRIPTION OF COMMERCIAL PAPER RATINGS OF MOODY'S INVESTORS SERVICES, INC.:

Prime-1   "Superior   capacity   for   repayment   of   short-term    promissory
          obligations."

Prime-2   "Strong capacity for repayment of short-term promissory obligations."

Prime-3   "Acceptable   ability   for   repayment   of   short-term   promissory
          obligations."

DESCRIPTION OF COMMERCIAL PAPER RATINGS OF STANDARD & POOR'S RATINGS GROUP:

A-1 "This designation indicates that the degree of safety regarding timely payment is very strong."

A-2 "Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1."

A-3 "Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations."

DESCRIPTION OF COMMERCIAL PAPER RATINGS OF FITCH RATINGS

F-1 - "Indicates the strongest capacity for timely payments of financial commitments."

F-2 - "Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings."

INVESTMENT LIMITATIONS
----------------------

The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding shares of that Fund.

THE FUNDAMENTAL LIMITATIONS APPLICABLE TO THE HIGH YIELD FUND, CORE BOND FUND, INTERMEDIATE TERM U.S. GOVERNMENT BOND FUND, MONEY MARKET FUND AND U.S. GOVERNMENT MONEY MARKET FUND ARE:

     1. BORROWING MONEY. The Funds may not engage in borrowing except as permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

     2. UNDERWRITING. The Funds may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, a Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.

     3. LOANS. The Funds may not make loans to other persons except that a Fund may (1) engage in repurchase agreements, (2) lend portfolio securities, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

     4. REAL ESTATE. The Funds may not purchase or sell real estate except that a Fund may (1) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by real estate or interests in real estate, and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

     5. COMMODITIES. The Funds may not purchase or sell physical commodities except that a Fund may (1) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.

     6. CONCENTRATION. The Funds may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of a Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

     7. SENIOR SECURITIES. The Funds may not issue senior securities except as permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

THE FUNDAMENTAL LIMITATIONS APPLICABLE TO THE INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUND ARE:

     1. BORROWING MONEY. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund; or (b) from a bank for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets. The Fund also will not make any borrowing that would cause its outstanding borrowings to exceed one-third of the value of its total assets.

     2. PLEDGING. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above. The Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.

     3. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. ILLIQUID INVESTMENTS. The Fund will not invest more than 10% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

     5.   REAL ESTATE. The Fund will not purchase, hold or deal in real estate.

     6. COMMODITIES. The Fund will not purchase, hold or deal in commodities or commodities futures contracts, or invest in oil, gas or other mineral explorative or development programs. This limitation is not applicable to the extent that the U.S. Government obligations in which the Fund may otherwise invest would be considered to be such commodities, contracts or investments.

     7. LOANS. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of U.S. Government obligations.

     8. MARGIN PURCHASES. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities.

     9. SHORT SALES AND OPTIONS. The Fund will not sell any securities short or sell put and call options. This limitation is not applicable to the extent that sales by the Fund of securities in which the Fund may otherwise invest would be considered to be sales of options.

     10. OTHER INVESTMENT COMPANIES. The Fund will not invest more than 5% of its total assets in the securities of any investment company and will not invest more than 10% of its total assets in securities of other investment companies.

     11. CONCENTRATION. The Fund will not invest more than 25% of its total assets in a particular industry; this limitation is not applicable to investments in obligations issued by the U.S. Government, its territories and possessions, the District of Columbia and their respective agencies and instrumentalities or repurchase agreements with respect thereto.

     12. MINERAL LEASES. The Fund will not purchase oil, gas or other mineral leases or exploration or development programs.

     13. SENIOR SECURITIES. The Fund will not issue or sell any senior security as defined by the 1940 Act except insofar as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security.

ADDITIONAL RESTRICTIONS. The Trust, on behalf of each Fund, has adopted the following additional restrictions as a matter of "operating policy." These restrictions are changeable by the Board of Trustees without shareholder vote.

THE FOLLOWING INVESTMENT LIMITATIONS OF THE HIGH YIELD FUND AND THE CORE BOND FUND ARE NONFUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:

Each Fund (or the Trust, on behalf of each Fund) will not as a matter of "operating policy" (changeable by the Board of Trustees without a shareholder vote):

     1. HIGH YIELD FUND ONLY. Borrow money (including through reverse repurchase agreements or forward roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Fund may borrow for temporary or emergency purposes up to 10% of its total assets; provided, however, that no Fund may purchase any security while outstanding borrowings exceed 5%;

     2. CORE BOND FUND ONLY. Borrow money, except for through reverse repurchase agreements and dollar rolls, and except that the Fund may borrow through means other than reverse repurchase agreements or dollar rolls for temporary or emergency purposes up to 10% of its total assets; provided, however, that no Fund may purchase any security while outstanding borrowings, excluding dollar rolls and reverse repurchase agreements, exceed 5%;

     3. Pledge, mortgage or hypothecate for any purpose in excess of 10% of a Fund's total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, dollar rolls and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

     4. Purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

     5. Sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

     6.   Invest for the purpose of exercising control or management;

     7. Invest more than 15% of a Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (defined as a security that cannot be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security) not including (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which is not traded flat or in default as to interest or principal and either (i) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the Fund's Board of Trustees has determined the commercial paper to be liquid; or (ii) is rated in one of the two highest categories by one nationally recognized statistical rating agency and the Fund's Board of Trustees has determined that the commercial paper is equivalent quality and is liquid;

     8. Invest more than 10% of a Fund's total assets in securities that are restricted from being sold to the public without registration under the 1933 Act (other than Rule 144A Securities deemed liquid by the Fund's Board of Trustees);

     9. Purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

     10. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of a Fund's net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Funds have no current intention to engage in short selling);

     11. Purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of the Fund's aggregate investment in such classes of securities will exceed 5% of its total assets;

     12. Write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Fund and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of a Fund's net assets; (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, a Fund establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written); and

     13. Buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of a Fund's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of a Fund's total assets.

THE FOLLOWING INVESTMENT LIMITATIONS OF THE MONEY MARKET FUND ARE NONFUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:

     1. ILLIQUID INVESTMENTS. The Fund will not purchase securities for which there are legal or contractual restrictions on resale or enter into a repurchase agreement maturing in more than seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such securities.

     2. MARGIN PURCHASES. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities.

     3. SHORT SALES. The Fund will not make short sales of securities, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

THE FOLLOWING INVESTMENT LIMITATIONS FOR THE FUNDS ARE NONFUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:

     1. 80% INVESTMENT POLICY (HIGH YIELD FUND). Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in non-investment grade debt securities.

     2. 80% INVESTMENT POLICY (CORE BOND FUND). Under normal circumstances at least 80% of the Fund's assets (defined as net assets plus the amount of any borrowings for investment purposes) will be invested in bonds. Bonds include mortgage-related securities, asset-backed securities, government securities and corporate debt securities.

     3. 80% INVESTMENT POLICY (INTERMEDIATE TERM U.S. GOVERNMENT BOND FUND). Under normal circumstances at least 80% of the Fund's assets (defined as net assets plus the amount of any borrowings for investment purposes) will be invested in U.S. Government securities, including mortgage-related U.S. Government securities.

     4. 80% INVESTMENT POLICY (U.S. GOVERNMENT MONEY MARKET FUND). Under normal circumstances at least 80% of the Fund's assets (defined as net assets plus the amount of any borrowings for investment purposes) will be invested in securities issued by the U.S. Government or its agencies, including mortgage-related U.S. Government securities.

     5.   80% INVESTMENT  POLICY  (INSTITUTIONAL  U.S.  GOVERNMENT  MONEY MARKET
          FUND). Under normal circumstances at least 80% of the Fund's assets (defined as net assets plus the amount of any borrowings for investment purposes) will be invested in securities issued by the U.S. Treasury or agencies of the U.S. Government, including mortgage-related U.S. Government securities.

     Shareholders  will be provided  with at least 60 days' prior  notice of any change in a Fund's investment policy. The notice will be provided in a separate written document containing the following, or similar, statement in boldface type: "Important Notice Regarding Change in Investment Policy." The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

With respect to the percentages adopted by the Trust as maximum limitations on a Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money or investing in illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

The Trust has never pledged, mortgaged or hypothecated the assets of any Fund, and the Trust presently intends to continue this policy. The Institutional U.S. Government Money Market Fund does not intend to invest in obligations issued by territories and possessions of the United States, the District of Columbia and their respective agencies and instrumentalities or repurchase agreements with respect thereto. The U.S. Government Money Market Fund and the Intermediate Term U.S. Government Bond Fund will not purchase securities for which there are legal or contractual restrictions on resale or enter into a repurchase agreement maturing in more than seven days if, as a result thereof, more than 10% of the value of a Fund's net assets would be invested in such securities. The statements of intention in this paragraph reflect nonfundamental policies that may be changed by the Board of Trustees without shareholder approval.

Although not a fundamental policy, portfolio investments and transactions of the U.S. Government Money Market Fund, the U.S. Institutional Government Money Market Fund and the Intermediate Term U.S. Government Bond Fund will be limited to those investments and transactions permissible for Federal credit unions pursuant to 12 U.S.C. Section 1757(7) and (8) and 12 CFR Part 703. If this policy is changed as to allow the Funds to make portfolio investments and engage in transactions not permissible for Federal credit unions, the Trust will so notify all Federal credit union shareholders.

TRUSTEES AND OFFICERS
---------------------

The following is a list of the Trustees and executive officers of the Trust, the length of time served, principal occupations for the past 5 years, number of funds overseen in the Touchstone complex and other directorships held.

--------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES1:
--------------------------------------------------------------------------------------------------------------------------------

      NAME               POSITION(S)   TERM OF     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                    OTHER
     ADDRESS             HELD WITH     OFFICE2                                                     NUMBER      DIRECTORSHIPS
       AGE                 TRUST         AND                                                      OF FUNDS         HELD4
                                        LENGTH                                                    OVERSEEN
                                       OF TIME                                                     IN THE
                                       SERVED                                                    TOUCHSTONE
                                                                                                  COMPLEX3
--------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder         Trustee       Until       President and a director of IFS Financial         29       Director of
Touchstone Advisors, Inc.              retirement  Services, Inc. (a holding company),                        LaRosa's (a
221 East Fourth Street                 at age 75   Touchstone Advisors, Inc. (the Trust's                     restaurant chain).
Cincinnati, OH                         or until    investment advisor) and Touchstone
Age: 48                                she         Securities, Inc. (the Trust's
                                       resigns     distributor).  She is Senior Vice President
                                       or is       of The Western and Southern Life Insurance
                                       removed     Company and a director of Capital Analysts
                                                   Incorporated (a registered investment
                                       Trustee     advisor and broker-dealer), Integrated Fund
                                       since 1999  Services, Inc. (the Trust's administrator
                                                   and transfer agent) and IFS Fund
                                                   Distributors, Inc. (a registered
                                                   broker-dealer). She is also President and a
                                                   director of IFS Agency Services, Inc. (an
                                                   insurance agency), W&S Financial Group
                                                   Distributors, Inc. and Fort Washington
                                                   Brokerage Services, Inc. (a registered
                                                   broker-dealer).  She was President of
                                                   Touchstone Tax-Free Trust, Touchstone
                                                   Investment Trust, Touchstone Variable
                                                   Series Trust and Touchstone Strategic Trust
                                                   until 2002.
--------------------------------------------------------------------------------------------------------------------------------
John F. Barrett          Trustee       Until       Chairman of the Board, President and Chief        29       Director of The
The Western and                        retirement  Executive Officer of The Western and                       Andersons (an
Southern Life                          at age 75   Southern Life Insurance Company and                        agribusiness and
Insurance Company                      or until    Western- Southern Life Assurance Company;                  retailing
400 Broadway                           he          Director and Chairman of Columbus Life                     company);
Cincinnati, OH                         resigns     Insurance Company; Fort Washington                         Convergys
Age: 54                                or is       Investment Advisors, Inc., Integrity Life                  Corporation (a
                                       removed     Insurance Company and National Integrity                   provider of
                                                   Life Insurance Company; Director of Eagle                  integrated
                                       Trustee     Realty Group, Inc., Eagle Realty                           billing solutions
                                       since 2002  Investments, Inc.; Integrated Fund                         and
                                                   Services, Inc. and IFS Holdings, Inc.;                     customer/employee
                                                   Director, Chairman and CEO of WestAd, Inc.;                care services)
                                                   President and Trustee of Western & Southern                and Fifth Third
                                                   Foundation.                                                Bancorp.
--------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES:
--------------------------------------------------------------------------------------------------------------------------------
J. Leland Brewster II    Trustee       Until       Retired Senior Partner of Frost Brown Todd        29       Director of
5155 Ivyfarm Road                      retirement  LLC (a law firm).                                          Consolidated
Cincinnati, OH                         in 2005                                                                Health Services,
Age: 75                                or until                                                               Inc.
                                       he
                                       resigns
                                       or is
                                       removed

                                       Trustee
                                       Since 2000
--------------------------------------------------------------------------------------------------------------------------------
William O. Coleman       Trustee       Until       Retired Vice President of The Procter &           29       Director of
c/o Touchstone                         retirement  Gamble Company.  A Trustee of The Procter &                LCA-Vision (a
Advisors, Inc.                         at age 75   Gamble Profit Sharing Plan and The Procter                 laser vision
221 East Fourth Street                 or until    & Gamble Employee Stock Ownership Plan.                    correction
Cincinnati, OH                         he                                                                     company) and
Age: 74                                resigns                                                                Millennium
                                       or is                                                                  Bancorp.
                                       removed

                                       Trustee
                                       since 1999
--------------------------------------------------------------------------------------------------------------------------------

                                       34

--------------------------------------------------------------------------------------------------------------------------------
Phillip R. Cox           Trustee       Until       President and Chief Executive Officer of          29       Director of the
105 East Fourth Street                 retirement  Cox Financial Corp. (a financial services                  Federal Reserve
Cincinnati, OH                         at age 75   company).                                                  Bank of Cleveland;
Age: 55                                or until                                                               Broadwing, Inc. (a
                                       he                                                                     communications
                                       resigns                                                                company); and
                                       or is                                                                  Cinergy
                                       removed                                                                Corporation (a
                                                                                                              utility company).
                                       Trustee
                                       since 1999
--------------------------------------------------------------------------------------------------------------------------------
H. Jerome Lerner         Trustee       Until       Principal of HJL Enterprises (a privately         29       None
2828 Highland Avenue                   retirement  held investment company); Chairman of Crane
Cincinnati, OH                         at age 75   Electronics, Inc. (a manufacturer of
Age: 65                                or until    electronic connectors).
                                       he
                                       resigns
                                       or is
                                       removed

                                       Trustee
                                       since 1981
--------------------------------------------------------------------------------------------------------------------------------
Oscar P. Robertson       Trustee       Until       President of Orchem, Inc. (a chemical             29       Director of
621 Tusculum Avenue                    retirement  specialties distributor), Orpack Stone                     Countrywide Credit
Cincinnati, OH                         at age 75   Corporation (a corrugated box manufacturer)                Industries, Inc.
Age: 64                                or until    and ORDMS (a solution planning firm).
                                       he
                                       resigns
                                       or is
                                       removed

                                       Trustee
                                       since
                                       1981
--------------------------------------------------------------------------------------------------------------------------------
Robert E. Stautberg      Trustee       Until       Retired Partner of KPMG LLP (a certified          29       Trustee of Good
4815 Drake Road                        retirement  public accounting firm).  He is Vice                       Samaritan
Cincinnati, OH                         at age 75   President of St. Xavier High School.                       Hospital, Bethesda
Age: 69                                or until                                                               Hospital and
                                       he                                                                     Tri-Health, Inc.
                                       resigns
                                       or is
                                       removed

                                       Trustee
                                       since
                                       1999
--------------------------------------------------------------------------------------------------------------------------------
John P. Zanotti          Trustee       Until       CEO and Chairman of Avaton, Inc. (a               29       None
c/o Touchstone                         retirement  wireless entertainment company).  CEO and
Advisors, Inc.                         at age 75   Chairman of Astrum Digital Information (an
221 E. Fourth Street                   or until    information monitoring company) from 2000
Cincinnati, OH                         he          until 2001; President of Great American
Age: 55                                resigns     Life Insurance Company from 1999 until
                                       or is       2000; A Director of Chiquita Brands
                                       removed     International, Inc. until 2000; Senior
                                                   Executive of American Financial Group, Inc.
                                       Trustee     (a financial services company) from 1996
                                       since 2002  until 1999.
--------------------------------------------------------------------------------------------------------------------------------

1 Ms. McGruder, as President and a director of Touchstone Advisors, Inc., the Trust's investment advisor, and Touchstone Securities, Inc., the Trust's distributor, is an "interested person" of the Trust within the meaning of
     Section 2(a)(19) of the 1940 Act. Mr. Barrett, as President and Chairman of The Western and Southern Life Insurance Company and Western-Southern Life Assurance Company, parent companies of Touchstone Advisors, Inc. and Touchstone Securities, Inc., and Chairman of Fort Washington Investment Advisors, Inc., the Trust's sub-advisor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

2 Each Trustee is elected to serve until the age of 75 or after five years of service, whichever is greater, or until he sooner dies, resigns or is removed.

3 The Touchstone Complex consists of six series of the Trust, six series of Touchstone Tax-Free Trust, six series of Touchstone Strategic Trust and eleven variable annuity series of Touchstone Variable Series Trust.

4 Each Trustee is also a Trustee of Touchstone Tax-Free Trust, Touchstone Strategic Trust and Touchstone Variable Series Trust.

-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OFFICERS:
-------------------------------------------------------------------------------------------------------------------------
        NAME           POSITION       TERM OF        PRINCIPAL OCCUPATION(S) DURING PAST     NUMBER OF      OTHER
      ADDRESS          HELD WITH    OFFICE AND                     5 YEARS                 FUNDS OVERSEEN   DIRECTORSHIPS
        AGE             TRUST1       LENGTH OF                                                 IN THE       HELD
                                    TIME SERVED                                              TOUCHSTONE
                                                                                              COMPLEX2
-------------------------------------------------------------------------------------------------------------------------
Patrick T. Bannigan    President    Until he        Senior Vice President of Touchstone          29         None
Touchstone                          sooner          Advisors, Inc. and Touchstone
Advisors, Inc.                      dies,           Securities, Inc.; Senior Vice
221 E. Fourth Street                resigns, is     President of Evergreen Investment
Cincinnati, OH                      removed or      Services until March 2002.
Age: 38                             becomes
                                    disqualified

                                    President
                                    since 2002
-------------------------------------------------------------------------------------------------------------------------
Brian E. Hirsch        Vice         Until he        Director of Compliance of Fort               29         None
Touchstone             President    sooner          Washington Brokerage Services, Inc.;
Advisors, Inc.                      dies,           Chief Compliance Officer of Puglisi
221 E. Fourth Street                resigns, is     & Co. from May 2001 until August
Cincinnati, OH                      removed or      2002; Vice President - Compliance of
Age: 47                             becomes         Palisade Capital Management from
                                    disqualified    June 1997 until January 2000.

                                    Vice
                                    President
                                    since 2003
-------------------------------------------------------------------------------------------------------------------------
Michael S. Spangler    Vice         Until he        Vice President of Touchstone                 29         None
Touchstone             President    sooner          Advisors, Inc. and Touchstone
Advisors, Inc.                      dies,           Securities, Inc.; Vice President of
221 E. Fourth Street                resigns, is     Evergreen Investment Services until
Cincinnati, OH                      removed or      July 2002.
Age: 37                             becomes
                                    disqualified

                                    Vice
                                    President
                                    since 2002
-------------------------------------------------------------------------------------------------------------------------
Terrie A. Wiedenheft   Controller   Until she       Senior Vice President, Chief                 29         None
Touchstone             and          sooner          Financial Officer and Treasurer of
Advisors, Inc.         Treasurer    dies,           Integrated Fund Services, Inc., IFS
221 E. Fourth Street                resigns, is     Fund Distributors, Inc. and Fort
Cincinnati, OH                      removed or      Washington Brokerage Services, Inc.
Age: 41                             becomes         She is Chief Financial Officer of
                                    disqualified    IFS Financial Services, Inc.,
                                                    Touchstone Advisors, Inc. and
                                    Controller      Touchstone Securities, Inc. and
                                    since 2000      Assistant Treasurer of Fort
                                                    Washington Investment Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------
Scott  A. Englehart    Assistant    Until he        President of Integrated Fund                 29         None
Integrated Fund        Treasurer    sooner          Services, Inc. and IFS Fund
Services, Inc.                      dies,           Distributors, Inc. >From 1998 until
221 E. Fourth Street                resigns, is     2000, he was a Director, Transfer
Cincinnati, OH                      removed or      Agency and Mutual Fund Distribution
Age: 41                             becomes         for Nationwide Advisory Services,
                                    disqualified    Inc.

                                    Treasurer
                                    since 2000
-------------------------------------------------------------------------------------------------------------------------
Tina H. Bloom          Secretary    Until she       Vice President - Managing Attorney           29         None
Integrated Fund                     sooner          of Integrated Fund Services, Inc.
Services, Inc.                      dies,           and IFS Fund Distributors, Inc.
221 E. Fourth Street                resigns, is
Cincinnati, OH                      removed or
Age: 35                             becomes
                                    disqualified

                                    Secretary
                                    since 1999
-------------------------------------------------------------------------------------------------------------------------

1 Each officer also holds the same office with Touchstone Strategic Trust, Touchstone Tax-Free Trust and Touchstone Variable Series Trust.
2 The Touchstone Complex consists of six series of the Trust, six series of Touchstone Tax-Free Trust, six series of Touchstone Strategic Trust and eleven variable annuity series of Touchstone Variable Series Trust.

TRUSTEE OWNERSHIP IN THE TOUCHSTONE FUNDS

The following table reflects the Trustees' beneficial ownership in the Trust and the Touchstone Funds as of December 31, 2003:

                                    DOLLAR RANGE OF          AGGREGATE DOLLAR
                                  EQUITY SECURITIES IN      RANGE OF SHARES IN
                                         TRUST             THE TOUCHSTONE FUNDS1

John F. Barrett                      $1 - $10,000           $10,001 - $50,000
J. Leland Brewster II                    None               $50,001 - $100,000
William O. Coleman                       None               $10,001 - $50,000
Phillip R. Cox                           None                     None
H. Jerome Lerner                   $10,001 - $50,000           Over $100,000
Jill T. McGruder                   $10,001 - $50,000        $50,001 - $100,000
Oscar P. Robertson                   Over $100,000            Over $100,000
Robert E. Stautberg                      None               $50,001 - $100,000
John P. Zanotti                      $1 - $10,000           $10,001 - $50,000

1 The Touchstone Funds consist of six series of the Trust, six series of Touchstone Tax-Free Trust, six series of Touchstone Strategic Trust and eleven variable annuity series of Touchstone Variable Series Trust.

TRUSTEE COMPENSATION

The following table shows the compensation paid to the Trustees by the Trust and the aggregate compensation paid by the Touchstone Funds during the fiscal year ended September 30, 2003.

                                             DEFERRED          AGGREGATE
                                             COMPENSATION      COMPENSATION
                           COMPENSATION      ACCRUED           FROM THE
NAME                       FROM TRUST        FROM TRUST1       TOUCHSTONE FUNDS2
----                       ----------        -----------       -----------------
John F. Barrett            $    0            $    0            $      0
J. Leland Brewster II      $3,987            $3,825            $ 31,850
William O. Coleman         $8,187            $    0            $ 33,350
Philip R. Cox              $8,688            $    0            $ 35,350
H. Jerome Lerner           $8,688            $    0            $ 35,350
Jill T. McGruder           $    0            $    0            $      0
Oscar P. Robertson         $3,800            $2,887            $ 27,050
Robert E. Stautberg        $4,938            $3,750            $ 35,350
John P. Zanotti            $3,404            $3,471            $ 28,100

     1 Effective January 1, 2001, the Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), are eligible to participate in the Touchstone Trustee Deferred Compensation Plan, which allows the Independent Trustees to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000. The total amount of deferred compensation accrued by the Independent Trustees from the Touchstone Funds during the fiscal year ended September 30, 2003 is as follows: J. Leland Brewster II - $15,300, Oscar P. Robertson - $11,546, Robert E. Stautberg - $15,000 and John P. Zanotti - $13,883.
     2 The Touchstone Funds consist of six series of the Trust, six series of Touchstone Tax-Free Trust, six series of Touchstone Strategic Trust and eleven variable annuity series of Touchstone Variable Series Trust.

Effective January 1, 2004, each Independent Trustee receives a quarterly retainer of $4,000 and a fee of $3,000 for each Board meeting attended in person and $300 for attendance by telephone. Each Committee member receives a fee of $1,000 for each committee meeting attended in person and $300 for attendance by telephone. The lead Trustee and Committee Chairman receive an additional $500 quarterly retainer. All fees are split equally among the Trust, Touchstone Tax-Free Trust, Touchstone Strategic Trust and Touchstone Variable Series Trust.

STANDING COMMITTEES OF THE BOARD

The Board of Trustees is responsible for overseeing the operations of the Trust in accordance with the provisions of the 1940 Act and other applicable laws and the Trust's Declaration of Trust. The Board has established the following committees to assist in its oversight functions. Each Committee is composed entirely of Independent Trustees.

AUDIT COMMITTEE. Messrs. Brewster, Lerner and Stautberg are members of the Audit Committee. The Audit Committee is responsible for overseeing the Trust's accounting and financial reporting policies, practices and internal controls. During the fiscal year ended September 30, 2003, the Audit Committee held four meetings.

VALUATION COMMITTEE. Messrs. Coleman, Cox, Robertson and Zanotti are members of the Valuation Committee. The Valuation Committee is responsible for overseeing procedures for valuing securities held by the Trust and responding to any pricing issues that may arise. During the fiscal year ended September 30, 2003, the Valuation Committee held four meetings.

NOMINATING COMMITTEE. Messrs. Brewster, Coleman, Cox and Stautberg are members of the Nominating Committee. The Nominating Committee is responsible for selecting candidates to serve on the Board and its operating committees. During the fiscal year ended September 30, 2003, the Nominating Committee did not hold any meetings. The Nominating Committee does not consider nominees recommended by shareholders.

THE INVESTMENT ADVISOR AND SUB-ADVISOR
--------------------------------------

THE INVESTMENT ADVISOR. Touchstone Advisors, Inc. (the "Advisor") is the Funds' investment manager. The Advisor is a wholly owned subsidiary of IFS Financial Services, Inc., which is a wholly owned subsidiary of The Western and Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly-owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly-owned subsidiary of Western-Southern Mutual Holding Company. Ms. McGruder may be deemed to be an affiliate of the Advisor because of her position as President and Director of the Advisor. Mr. Barrett may be deemed to be an affiliate of the Advisor because of his position as Chairman of The Western and Southern Life Insurance Company, a parent company of the Advisor. Ms. McGruder and Mr. Barrett, by reason of such affiliations, may directly or indirectly receive benefits from the advisory fees paid to the Advisor.

Under the terms of the investment advisory agreement between the Trust and the Advisor, the Advisor appoints and supervises the Funds' sub-advisor, reviews and evaluates the performance of the sub-advisor and determines whether or not the sub-advisor should be replaced. The Advisor furnishes at its own expense all facilities and personnel necessary in connection with providing these services. Each Fund pays the Advisor a fee computed and accrued daily and paid monthly at an annual rate as shown below.

U.S. Government Money Market Fund         0.50% of average daily net assets up
Intermediate Term U.S.                    to $50 million; 0.45% of assets from
  Government Bond Fund                    $50 million to $150 million; 0.40% of
Money Market Fund                         assets from $150 million to $250
                                          million; 0.375% of assets over
                                          $250 million

Core Bond Fund                            0.50% of average daily net assets up
                                          to $100 million; 0.45% of assets from
                                          $100 million to $200 million; 0.40% of
                                          assets from $200 million to $300
                                          million; 0.35% of assets over $300
                                          million

Institutional U.S. Government
  Money Market Fund                       0.20% of average daily net assets

High Yield Fund                           0.60% of average daily net assets up
                                          to $100 million; 0.55% of assets from
                                          $100 million to $200 million; 0.50% of
                                          assets from $200 million to $300
                                          million; 0.45% of assets over $300
                                          million

Set forth below are the advisory fees paid by the Funds during the fiscal years ended September 30, 2003, 2002 and 2001. The Advisor has contractually agreed to waive fees and/or reimburse certain expenses as set forth in the footnotes below.

                                                2003         2002         2001
                                                ----         ----         ----
U.S. Government Money Market Fund(1)          $399,491     $340,438     $380,422
Intermediate Term U.S. Government Bond Fund(2) 174,270      165,585      170,812
Money Market Fund(3)                           906,629      418,756      321,649
Institutional U.S.Government Money MarketFund(4)97,397      122,344      142,548
High Yield Fund(5)                             319,293       73,048       46,946
Core Bond Fund(6)                              232,449      213,080      146,883

(1) Pursuant to a written contract between the Advisor and the Trust, the Advisor waived fees and/or reimbursed the Fund $249,860, $299,300 and $77,733 for the fiscal years ended September 30, 2003, 2002 and 2001, respectively, in order to reduce the operating expenses of the Fund.

(2) Pursuant to a written contract between the Advisor and the Trust, the Advisor waived fees and/or reimbursed the Fund $184,367, $197,624 and $33,458 for the fiscal years ended September 30, 2003, 2002 and 2001, respectively, in order to reduce the operating expenses of the Fund.
(3) Pursuant to a written contract between the Advisor and the Trust, the Advisor waived fees and/or reimbursed the Fund $576,865, $597,843 and $266,518 for the fiscal years ended September 30, 2003, 2002 and 2001, respectively, in order to reduce the operating expenses of the Fund.
(4) Pursuant to a written contract between the Advisor and the Trust, the Advisor waived fees and/or reimbursed the Fund $111,531, $106,748 and $22,982 for the fiscal years ended September 30, 2003, 2002 and 2001, respectively, in order to reduce the operating expenses of the Fund.
(5) Pursuant to a Sponsor Agreement between the Advisor and the Trust, the Advisor waived fees and/or reimbursed the Fund $256,810, $189,055 and $107,835 for the fiscal years ended September 30, 2003, 2002 and 2001, respectively, in order to reduce the operating expenses of the Fund.
(6) Pursuant to a Sponsor Agreement between the Advisor and the Trust, the Advisor waived fees and/or reimbursed the Fund $257,015, $251,758 and $237,073 for the fiscal years ended September 30, 2003, 2002 and 2001, respectively, in order to reduce the operating expenses of the Fund.

Pursuant to a written contract between the Advisor and the Trust, the Advisor has agreed to waive advisory fees and reimburse expenses in order to maintain expense limitations of certain Funds as follows: Institutional U.S. Government Money Market Fund - 0.40%, Money Market Fund - 0.85% for Class A shares, 1.15% for Class S shares, U.S. Government Money Market Fund - 0.95%, Intermediate Term U.S. Government Bond Fund - 0.99% for Class A shares, 1.83% for Class B shares and 1.85% for Class C shares. These expense limitations will remain in effect until at least September 30, 2004.

Pursuant to a Sponsor Agreement between the Advisor and the Trust, the Advisor has been retained to provide certain management and supervisory services to the High Yield Fund and the Core Bond Fund, in exchange for payment of a sponsor fee by each Fund equal to an annual rate of 0.20% of a Fund's average daily net assets. The Advisor has agreed to waive fees and reimburse expenses in order to limit the Funds' annual expenses as follows: Core Bond Fund - 0.90% for Class A shares and 1.65% for Class B and Class C shares; High Yield Fund - 1.05% for Class A shares and 1.80% for Class B and Class C shares. These expense limitations will remain in effect until at least September 30, 2004.

The Funds shall pay the expenses of their operation, including but not limited to (i) charges and expenses for accounting, pricing and appraisal services and related overhead, (ii) the charges and expenses of auditors; (iii) the charges and expenses of any custodian, transfer agent, administrative agent, dividend disbursing agent and registrar appointed by the Trust with respect to the Funds;
(iv) brokers' commissions, and issue and transfer taxes chargeable to the Funds in connection with securities transactions to which a Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and fees payable to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Funds with the SEC, state or blue sky securities agencies and foreign countries; (vii) all expenses of meetings of Trustees and of shareholders of the Trust and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust; (ix) compensation of Independent Trustees of the Trust; and (x) interest on borrowed money, if any. The Advisor pays the compensation and expenses of any officer, Trustee or employee of the Trust who is an affiliated person of the Advisor.

By its terms, the Funds' investment advisory agreement will remain in force until May 1, 2005 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. In determining whether to approve the continuation of the Funds' investment advisory agreement, the Advisor furnished information necessary for a majority of the Trustees, including a majority of the Independent Trustees, to make the determination that the continuance of the advisory agreement is in the best interests of the Funds and their shareholders. Specifically, the Board was provided (1) industry data comparing advisory fees and expense ratios of comparable investment companies,
(2) comparative performance information and (3) the Advisor's revenues and costs of providing services to the Funds. The Board compared the advisory fees and total expense ratios for the Funds with the industry median advisory fees and expense ratios in their respective investment categories and found the advisory fees paid by the Funds were reasonable and appropriate under all facts and circumstances. The Board noted the Funds' performance results during the twelve months ended September 30, 2003. The Board also considered the effect of each Fund's growth and size on its performance and expenses. The Board further noted that the Advisor has consistently waived advisory fees and reimbursed expenses for the Funds as necessary to reduce their operating expenses to targeted levels. The Board also took into consideration the financial condition and profitability of the Advisor and the direct and indirect benefits derived by the Advisor from its relationship with the Funds. The Board also considered the level and depth of knowledge of the Advisor. It discussed the Advisor's effectiveness in monitoring the performance of the Sub-Advisor and its timeliness in responding to performance issues. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor's senior management through Board meetings, conversations and reports during the preceding year. The Board took into account the Advisor's willingness to consider and implement organizational and operational changes designed to improve investment results. It noted the Advisor's efforts to strengthen operations by hiring qualified and experienced members to the senior management team. The Board also considered the Advisor's role in coordinating the activities of the Funds' other service providers, including its efforts to consolidate service providers and reduce costs to the Funds. The Board also considered the strategic planning process implemented by the Advisor and the positive results gained from this process. No single factor was considered to be determinative in the Board's decision to approve the Advisory Agreement. Rather, the Trustees concluded, in light of weighing and balancing all factors, that the continuation of the Advisory Agreement for the High Yield Fund, Core Bond Fund, Intermediate Term U.S. Government Bond Fund, Money Market Fund, U.S. Government Money Market Fund and Institutional U.S. Government Money Market Fund was in the best interests of shareholders.

The Funds' investment advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Advisor. The investment advisory agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

THE SUB-ADVISOR. The Advisor has retained Fort Washington Investment Advisors, Inc. (the "Sub-Advisor") to serve as the discretionary portfolio manager of each Fund. The Sub-Advisor is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly-owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly-owned subsidiary of Western-Southern Mutual Holding Company. Ms. McGruder may be deemed to be an affiliate of the Sub-Advisor because of her position with affiliates of the Sub-Advisor. Mr. Barrett may be deemed to be an affiliate of the Sub-Advisor because of his position as Chairman of the Sub-Advisor and his position with affiliates of the Sub-Advisor.

The Sub-Advisor selects the portfolio securities for investment by a Fund, purchases and sells securities of a Fund and places orders for the execution of such portfolio transactions, subject to the general supervision of the Board of Trustees and the Advisor. The Sub-Advisor receives a fee from the Advisor that is paid monthly at an annual rate as follows:

High Yield Fund                           0.40% of average daily net assets up
                                          to $100 million; 0.35% of assets from
                                          $100 million to $200 million; 0.30% of
                                          assets from $200 million to $300
                                          million; 0.25% of assets over $300
                                          million

Core Bond Fund                            0.30% of average daily net assets up
                                          to $100 million; 0.25% of assets from
                                          $100 million to $200 million; 0.20% of
                                          assets from $200 million to $300
                                          million; 0.15% of assets over $300
                                          million

Intermediate Term U.S. Government         0.20% of average daily net assets up
  Bond Fund                               to $100 million; 0.175% of assets
                                          from $100 million to $200 million;
                                          0.15% of assets from $200 million to
                                          $300 million; 0.125% of assets over
                                          $300 million

Money Market Fund                         0.15% of average daily net assets up
U.S. Government Money Market Fund         to $100 million; 0.125% of assets from
                                          $100 million to $200 million; 0.10% of
                                          assets from $200 million to $300
                                          million; 0.075% of assets over $300
                                          million

Institutional U.S. Government Money       0.05% of average daily net assets
  Market Fund

The services provided by the Sub-Advisor are paid for wholly by the Advisor. The compensation of any officer, director or employee of the Sub-Advisor who is rendering services to a Fund is paid by the Sub-Advisor.

The employment of the Sub-Advisor will remain in force until May 1, 2005 and from year to year thereafter, subject to annual approval by (a) the Board of
Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called  for  the  purpose  of  voting  such  approval.  The  employment  of  the
Sub-Advisor may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of a Fund's outstanding voting securities, by the Advisor, or by the Sub-Advisor. Each Sub-Advisory Agreement will automatically terminate in the event of its assignment, as defined by the 1940 Act and the rules thereunder. In determining whether to approve the continuation of the Funds' sub-advisory agreements, the Board considered the Funds' performance during the twelve months ended September 30, 2003 and noted that it reviews on a quarterly basis detailed information about the Funds' performance results, portfolio composition and investment strategies. The Board further noted that it has had the opportunity to meet with various portfolio managers of the Sub-Advisor to discuss their investment process and strategies. The Board considered the Sub-Advisor's level of knowledge and investment style. It noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Sub-Advisor. The Board was mindful of the Advisor's focus on Sub-Advisor performance and its ways of addressing underperformance. The Board also considered the Sub-Advisor's level of compliance. It noted that the Advisor's compliance monitoring processes includes quarterly reviews of compliance reports and annual compliance visits to the Sub-Advisor and that compliance issues are reported to the Board. In determining to approve the continuation of the Sub-Advisory Agreements, the Board did not identify any information that was a controlling factor, rather after considering all factors, the Board determined that the continuation of the Sub-Advisory Agreements for the Funds was in the best interests of shareholders.

The SEC has granted an exemptive order that permits the Trust or the Advisor, under certain circumstances, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. Shareholders of a Fund will be notified of any changes in its sub-advisor.

PROXY VOTING PROCEDURES
-----------------------

The Funds have adopted the Sub-Advisor's policies and procedures for voting proxies relating to portfolio securities held by the Funds, including procedures used when a vote presents a conflict between the interests of a Fund's shareholders and those of the Sub-Advisor or its affiliates. The Sub-Advisor's policy is to vote proxies in the best interests of its clients at all times.
The Sub-Advisor has adopted procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of clients in accordance with its fiduciary duties and SEC rules governing investment advisers. Reflecting a basic investment philosophy that good management is shareholder focused, proxy votes will generally be cast in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders. Specifically, proxy votes generally will be cast in favor of proposals that:

     o maintain or strengthen the shared interests of stockholders and management;
     o    increase shareholder value; and
     o    maintain or increase shareholder rights generally.

Proxy votes will generally be cast against proposals having the opposite effect of the above. Where the Sub-Advisor perceives that a management proposal, if approved, would tend to limit or reduce the market value of the company's securities, it will generally vote against it. The Sub-Advisor generally supports shareholder rights and recapitalization measures undertaken unilaterally by boards of directors properly exercising their responsibilities and authority, unless such measures could have the effect of reducing shareholder rights or potential shareholder value. In cases where shareholder proposals challenge such actions, the Sub-Advisor's voting position will generally favor not interfering with the directors' proper function in the interest of all shareholders.

The Sub-Advisor may delegate its responsibilities under its proxy voting procedures to a third party, provided that the Sub-Advisor retains final authority and fiduciary responsibility for proxy voting. The Sub-Advisor has retained The Investor Responsibility Research Center ("IRRC") to assist it in the proxy voting process and will use IRRC's proxy voting guidelines as a resource in its proxy voting.

The Sub-Advisor will review each proxy to assess the extent, if any, to which there may be a material conflict between it and the interests of its clients. If the Sub-Advisor determines that a potential conflict may exist, it will be reported to the Proxy Voting Committee. The Proxy Voting Committee is authorized to resolve any conflict in a manner that is in the collective best interests of its clients (excluding any clients that may have a potential conflict). The Proxy Voting Committee may resolve a potential conflict in any of the following manners:

     o If the proposal is specifically addressed in the proxy voting procedures, the Sub-Advisor may vote the proxy in accordance with these policies, provided that such pre-determined policy involves little discretion on the Sub-Advisor's part;
     o The Sub-Advisor may engage an independent third party to determine how the proxy should be voted;
     o The Sub-Advisor may establish an ethical wall or other informational barriers between the person involved in the potential conflict and the persons making the voting decision in order to insulate the potential conflict from the decision maker.

THE DISTRIBUTOR
---------------

Touchstone Securities, Inc. ("Touchstone") is the principal underwriter of the Funds and, as such, the exclusive agent for distribution of shares of the Funds. Touchstone is an affiliate of the Advisor by reason of common ownership. Touchstone is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis. Touchstone currently allows concessions to dealers who sell shares of the Funds. Touchstone receives that portion of the sales charge that is not reallowed to dealers who sell shares of a Fund. Touchstone retains the entire sales charge on all direct initial investments in a Fund and on all investments in accounts with no designated dealer of record.

For the fiscal year ended September 30, 2003, the aggregate commissions on sales of the Intermediate Term U.S. Government Bond Fund's shares were $118,977 of which Touchstone paid $111,522 to unaffiliated broker-dealers in the selling network, earned $1,197 as a broker-dealer in the selling network and retained $6,258 in underwriting commissions. For the fiscal year ended September 30, 2003, the aggregate commissions on sales of the Core Bond Fund's shares were $29,494 of which Touchstone paid $25,246 to unaffiliated broker-dealers in the selling network, earned $50 as a broker-dealer in the selling network and retained $4,198 in underwriting commissions. For the fiscal year ended September 30, 2003, the aggregate commissions on sales of the High Yield Fund's shares were $210,655 of which Touchstone paid $167,491 to unaffiliated broker-dealers in the selling network, earned $17,524 as a broker-dealer in the selling network and retained $25,640 in underwriting commissions.

For the fiscal year ended September 30, 2002, the aggregate commissions on sales of the Intermediate Term U.S. Government Bond Fund's shares were $46,663 of which Touchstone paid $38,028 to unaffiliated broker-dealers in the selling network, earned $3,672 as a broker-dealer in the selling network and retained $4,963 in underwriting commissions. For the fiscal year ended September 30, 2002 the aggregate commissions on sales of the Core Bond Fund's shares were $43,553, of which Touchstone paid $36,880 to unaffiliated broker-dealers in the selling network, earned $80 as a broker-dealer in the selling network and retained $6,593 in underwriting commissions. For the fiscal year ended September 30, 2002, the aggregate commissions for sales of the High Yield Fund's shares were $63,701, of which Touchstone paid $15,444 to unaffiliated broker-dealers in the selling network, earned $45,289 as a broker-dealer in the selling network and retained $2,968 in underwriting commissions.

For the fiscal year ended September 30, 2001, the aggregate commissions on sales of the Intermediate Term U.S. Government Bond Fund's shares were $39,419 of which Touchstone paid $29,492 to unaffiliated broker-dealers in the selling network, earned $3,110 as a broker-dealer in the selling network and retained $6,817 in underwriting commissions. For the fiscal year ended September 30, 2001, the aggregate commissions on sales of the Core Bond Fund's shares were $13,499 of which Touchstone paid $4,671 to unaffiliated broker-dealers in the selling network, earned $6,679 as a broker-dealer in the selling network and retained $2,149 in underwriting commissions. For the fiscal year ended September 30, 2001, the aggregate commissions on sales of the High Yield Fund's shares were $24,414 of which Touchstone paid $17,410 to unaffiliated broker-dealers in the selling network, earned $3,085 as a broker-dealer in the selling network and retained $3,919 in underwriting commissions.

Ms. McGruder may be deemed to be an affiliate of Touchstone because of her position as President and Director of Touchstone. Mr. Barrett may be deemed to be an affiliate of Touchstone because of his position as President and Chairman of Western-Southern Life Assurance Company and The Western and Southern Life Insurance Company, parent companies of Touchstone. Ms. McGruder and Mr. Barrett, by reason of such affiliations, may directly or indirectly receive benefits from the underwriting fees paid to Touchstone.

The Funds may compensate dealers, including Touchstone and its affiliates, based on the average balance of all accounts in a Fund for which the dealer is designated as the party responsible for the account. See "Distribution Plans" below.

DISTRIBUTION PLANS
------------------

CLASS A SHARES. The Funds have adopted a plan of distribution (the "Class A Plan") pursuant to Rule 12b-1 under the 1940 Act which permits each Fund to pay for expenses incurred in the distribution and promotion of its shares, including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with Touchstone. The Class A Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .35% of the average daily net assets of the U.S. Government Money Market Fund and Class A shares of the Money Market Fund, Intermediate Term U.S. Government Bond Fund, Core Bond Fund and High Yield Fund, and .10% of the average daily net assets of the Institutional U.S. Government Money Market Fund. Unreimbursed expenses will not be carried over from year to year.

For the fiscal year ended September 30, 2003, the aggregate distribution-related expenditures of the Funds under the Class A Plan were as follows:

High Yield Fund - $151,630
Core Bond Fund - $137,950
Intermediate Term U.S. Government Bond Fund - $109,515
Money Market Fund - $458,561
U.S. Government Money Market Fund - $291,270
Institutional U.S. Government Money Market Fund - $48,698

All distribution expenses were for payments to broker-dealers and others for the sale or retention of assets.

CLASS B SHARES. (Core Bond Fund, Intermediate Term U.S. Government Bond Fund and High Yield Fund only) - The Core Bond Fund, Intermediate Term U.S. Government Bond Fund and High Yield Fund have also adopted a plan of distribution (the "Class B Plan") with respect to each Fund's Class B shares. The Class B Plan provides for two categories of payments. First, the Class B Plan provides for the payment to Touchstone of an account maintenance fee, in an amount equal to an annual rate of .25% of the average daily net assets of the Class B shares, which may be paid to other dealers based on the average value of Class B shares owned by clients of such dealers. In addition, a Fund may pay up to an additional .75% per annum of the daily net assets of its Class B shares for expenses  incurred  in the  distribution  and  promotion  of  shares,  including prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of Class B shares, costs of advertising and promotion and any other expenses related to the distribution of Class B shares. Unreimbursed expenditures will not be carried over from year to year. The Funds may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class B shares owned by their clients, in addition to the .25% account maintenance fee described above.

During the fiscal year ended September 30, 2003, Class B shares of the High Yield Fund, Core Bond Fund and Intermediate Term U.S. Government Bond Fund
incurred distribution-related expenses of $43,674, $12,705 and $17,439, respectively, for payments to broker-dealers and others for the sale or retention of assets.

CLASS C SHARES. (Core Bond Fund, Intermediate Term U.S. Government Bond Fund and High Yield Fund only) - The Core Bond Fund, Intermediate Term U.S. Government Bond Fund and High Yield Fund have also adopted a plan of distribution (the "Class C Plan") with respect to each Fund's Class C shares. The Class C Plan provides for two categories of payments. First, the Class C Plan provides for the payment to Touchstone of an account maintenance fee, in an amount equal to an annual rate of .25% of the average daily net assets of the Class C shares, which may be paid to other dealers based on the average value of Class C shares owned by clients of such dealers. In addition, a Fund may pay up to an additional .75% per annum of the daily net assets of its Class C shares for expenses incurred in the distribution and promotion of the shares, including prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of Class C shares, costs of advertising and promotion and any other expenses related to the distribution of Class C shares. Unreimbursed expenditures will not be carried over from year to year. The Funds may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class C shares owned by their clients, in addition to the .25% account maintenance fee described above.

During the fiscal year ended September 30, 2003, Class C shares of the High Yield Fund, Core Bond Fund and Intermediate Term U.S. Government Bond Fund
incurred distribution-related expenses of $55,251, $22,591 and $18,201, respectively, for payments to broker-dealers and others for the sale or retention of assets.

CLASS S SHARES (Money Market Fund) -- The Money Market Fund has adopted a plan of distribution (the "Class S Plan") with respect to its Class S shares. The Class S Plan provides for two categories of payments. First, the Class S Plan provides for the payment to Touchstone of an account maintenance fee, in an amount equal to an annual rate of .25% of the average daily net assets of the Fund's Class S shares, which may be paid to other dealers based on the average value of Class S shares owned by clients of such dealers. In addition, the Fund may pay up to an additional .75% per annum of the daily net assets of the Class S shares for expenses incurred in the distribution and promotion of the shares, including prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of Class S shares, costs of advertising and promotion and any other expenses related to the distribution of Class S shares. Unreimbursed expenditures will not be carried over from year to year. The Fund may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class S shares owned by their clients, in addition to the .25% account maintenance fee described above. The Fund currently intends to limit the amount of distribution expenses to .60% per annum of the average daily net assets of Class S shares.

During the fiscal year ended September 30, 2003, Class S shares of the Money Market Fund incurred distribution-related expenditures of $431,849 for payments to broker-dealers and others for the sale or retention of assets.

GENERAL INFORMATION -- Agreements implementing the Plans (the "Implementation Agreements"), including agreements with dealers where such dealers agree for a fee to act as agents for the sale of the Funds' shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plans are made in accordance with written agreements.

The continuance of the Plans and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund or the applicable class of a Fund. In the event a Plan is terminated in accordance with its terms, the affected Fund (or class) will not be required to make any payments for expenses incurred by Touchstone after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund (or the applicable class) on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution expenses under the Plans should assist in the growth of the Funds which will benefit the Funds and their shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plans are in effect, all amounts spent by the Funds pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of the Fund. In addition, the selection and nomination of the Independent Trustees will be at the discretion of the existing Independent Trustees during such period.

John F. Barrett and Jill T. McGruder, as interested persons of the Trust, may be deemed to have a financial interest in the operation of the Plans and the Implementation Agreements.

SECURITIES TRANSACTIONS
-----------------------

Decisions to buy and sell securities for the Funds and the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by the Sub-Advisor and are subject to review by the Advisor and the Trust's Board of Trustees. In the purchase and sale of portfolio securities, the Sub-Advisor's primary objective will be to obtain the most favorable price and execution for a Fund, taking into account such factors as the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future.

Generally, the Funds attempt to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities for the Funds may be purchased directly from the issuer. Because portfolio securities of the Funds are generally traded on a net basis and transactions in such securities do not normally involve brokerage commissions, the cost of portfolio securities transactions of the Funds will consist primarily of dealer or underwriter spreads. No brokerage commissions were paid by the Funds during the last three fiscal years, except during the fiscal year ended September 30, 2003, the High Yield Fund paid $161 in brokerage commissions.

The Sub-Advisor is specifically authorized to pay a broker who provides research services to the Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker would have charged for effecting such transaction, in recognition of such additional research services rendered by the broker or dealer, but only if the Sub-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Sub-Advisor's overall responsibilities with respect to discretionary accounts that it manages, and that the Fund derives or will derive a reasonably significant benefit from such research services.

Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds or the Sub-Advisor, it is not possible to place a dollar value on it. Research services furnished by brokers through whom a Fund effects securities transactions may be used by the Sub-Advisor in servicing all of its accounts and not all such services may be used in connection with a Fund.

The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Funds may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. No Fund will effect any brokerage transactions in its portfolio securities with an affiliated broker if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Affiliated broker-dealers of the Trust will not receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with other brokers.

Consistent with the conduct rules of the National Association of Securities Dealers, Inc., and such other policies as the Board of Trustees may determine, the Sub-Advisor may consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions. The Sub-Advisor will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

In certain instances, there may be securities that are suitable for a Fund as well as for the Sub-Advisor's other clients. Investments decisions for a Fund and for the Sub-Advisor's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. However, it is believed that the ability of a Fund to participate in volume transactions will produce better execution for the Fund.

During the fiscal year ended September 30, 2003, the Funds acquired securities of the Trust's regular broker-dealers as follows:

                                                                                         MARKET VALUE
FUND                               BROKER-DEALER                  SECURITY               AS OF 9-30-03
------------------------------------------------------------------------------------------------------
U.S. Government                    Nesbitt Burns                  Repurchase
Money Market Fund                  Securities, Inc.               Agreement              $ 16,000,000
------------------------------------------------------------------------------------------------------
U.S. Government                    Morgan Stanley                 Repurchase
Money Market Fund                  Dean Witter, Inc.              Agreement              $  5,000,000
------------------------------------------------------------------------------------------------------
U.S. Government                    Morgan Stanley                 Repurchase
Money Market Fund                  Dean Witter, Inc.              Agreement              $  1,380,000
------------------------------------------------------------------------------------------------------
Institutional U.S.                 Morgan Stanley,                Repurchase
Government Money Market Fund       Dean Witter, Inc               Agreement              $  2,600,000
------------------------------------------------------------------------------------------------------
Institutional U.S.                 Nesbitt Burns                  Repurchase
Government Money Market Fund       Securities, Inc                Agreement              $ 12,000,000
------------------------------------------------------------------------------------------------------
Money Market Fund                  Wachovia Corp.                 5.875% Note
                                                                  due 10/15/03           $    901,520
------------------------------------------------------------------------------------------------------
Money Market Fund                  Wachovia Corp.                 6.925% Note
                                                                  due 10/15/03           $    200,408
------------------------------------------------------------------------------------------------------
Money Market Fund                  Morgan Stanley                 6.375% Note
                                   Dean Witter, Inc.              due 12/15/03           $    706,931
------------------------------------------------------------------------------------------------------
Money Market Fund                  Morgan Stanley                 5.625% Note
                                   Dean Witter, Inc.              due 1/20/04            $    116,288
------------------------------------------------------------------------------------------------------
Money Market Fund                  Morgan Stanley                 6.125% Note
                                   Dean Witter, Inc.              due 10/1/03            $    250,000
------------------------------------------------------------------------------------------------------
Money Market Fund                  Morgan Stanley                 6.34% Note
                                   Dean Witter, Inc.              due 2/9/04             $    101,706
------------------------------------------------------------------------------------------------------
Money Market Fund                  Merrill Lynch                  5.70% Note
                                   & Co.                          due 2/6/04             $    634,010
------------------------------------------------------------------------------------------------------
Money Market Fund                  Merrill Lynch                  6.55% Note
                                   & Co.                          due 8/1/04             $    104,926
------------------------------------------------------------------------------------------------------
Money Market Fund                  Wachovia Corp.                 6.625% Note
                                                                  Due 6/15/04            $    124,337
------------------------------------------------------------------------------------------------------

                                       50

------------------------------------------------------------------------------------------------------
Core Bond Fund                     Goldman Sachs                  4.75% Bond
                                   Group, Inc.                    due 7/15/13            $    574,005
------------------------------------------------------------------------------------------------------
Core Bond Fund                     Morgan Stanley                 6.60% Bond
                                   Dean Witter, Inc.              due 4/01/12            $    603,907
------------------------------------------------------------------------------------------------------

During the fiscal year ended September 30, 2003, the Funds entered into repurchase transactions with the following entities who may be deemed to be regular broker-dealers of the Trust as defined under the Investment Company Act of 1940: BMO Nesbitt-Burns Securities Inc. and Morgan Stanley, Dean Witter, Inc.

CODE OF ETHICS
--------------

The Trust, the Advisor, the Sub-Advisor and Touchstone have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits Fund personnel to invest in securities for their own accounts. The Code of Ethics adopted by each of the Trust, the Advisor, the Sub-Advisor and Touchstone is on public file with, and is available from, the Securities and Exchange Commission.

PORTFOLIO TURNOVER
------------------

The Sub-Advisor intends to hold the portfolio securities of the U.S. Government Money Market Fund, Institutional U.S. Government Money Market Fund and Money Market Fund to maturity and to limit portfolio turnover to the extent possible. Nevertheless, changes in a Fund's portfolio will be made promptly when determined to be advisable by reason of developments not foreseen at the time of the original investment decision, and usually without reference to the length of time a security has been held.

The Intermediate Term U.S. Government Bond Fund and High Yield Fund do not intend to purchase securities for short term trading; however, a security may be sold in anticipation of a market decline, or purchased in anticipation of a market rise and later sold. Securities will be purchased and sold in response to the Sub-Advisor's evaluation of an issuer's ability to meet its debt obligations in the future. A security may be sold and another purchased when, in the opinion of the Sub-Advisor, a favorable yield spread exists between specific issues or different market sectors. The Core Bond Fund may engage in active trading to achieve its investment goals. As a result, the Core Bond Fund may have substantial portfolio turnover. The higher portfolio turnover by the Intermediate Term U.S. Government Bond Fund and the Core Bond Fund during the two most recent fiscal years is due to adjustments in sector allocations and interest rate risk in response to changing market conditions.

A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds. High turnover may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains that a Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one year period.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------

The share price, (also called "NAV") and the public offering price (NAV plus the applicable sales charge) of the Funds' shares are determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each day the Trust is open for business. The Trust is open for business every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in any Fund's portfolio securities that its NAV might be materially affected. For a description of the methods used to determine the share price and the public offering price, see "Pricing of Fund Shares" in the Prospectuses.

Pursuant to Rule 2a-7 of the 1940 Act, the U.S. Government Money Market Fund, Institutional U.S. Government Money Market Fund and Money Market Fund each value their portfolio securities on an amortized cost basis. The use of the amortized cost method of valuation involves valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Under the amortized cost method of valuation, neither the amount of daily income nor the NAV of U.S. Government Money Market Fund, Institutional U.S. Government Money Market Fund or Money Market Fund is affected by any unrealized appreciation or depreciation of the portfolio. The Board of Trustees has determined in good faith that utilization of amortized cost is appropriate and represents the fair value of the portfolio securities of the U.S. Government Money Market Fund, Institutional U.S. Government Money Market Fund and Money Market Fund.

Pursuant to Rule 2a-7, the U.S. Government Money Market Fund, Institutional U.S. Government Money Market Fund and Money Market Fund each maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only securities having remaining maturities of thirteen months or less and invest only in United States dollar-denominated securities determined by the Board of Trustees to be of high quality and to present minimal credit risks. If a security ceases to be an eligible security, or if the Board of Trustees believes such security no longer presents minimal credit risks, the Fund will dispose of the security as soon as possible. The maturity of U.S. Government obligations that have a variable rate of interest readjusted no less frequently than annually will be deemed to be the period of time remaining until the next readjustment of the interest rate.

The Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the price per share of the U.S. Government Money Market Fund, Institutional U.S. Government Money Market Fund and Money Market Fund as computed for the purpose of sales and redemptions at $1 per share. The procedures include a review of each Fund's portfolio holdings by the Board of Trustees to determine whether a Fund's NAV calculated by using available market quotations deviates more than one-half of one percent from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Board of Trustees determines that such a deviation exists, it will take corrective action as it regards necessary and appropriate, including the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturities; withholding dividends; redemptions of shares in kind; or establishing a NAV per share by using available market quotations. The Board has also established procedures designed to ensure that each Fund complies with the quality requirements of Rule 2a-7.

While the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the U.S. Government Money Market Fund, Institutional U.S. Government Money Market Fund or Money Market Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of each Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values and existing investors would receive less investment income. The converse would apply in a period of rising interest rates.

Portfolio  securities held by the Intermediate  Term U.S.  Government Bond Fund,
Core Bond Fund or High Yield Fund for which market quotations are readily available are generally valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures approved by and under the general supervision of the Board of Trustees.

CHOOSING A SHARE CLASS
----------------------

CORE BOND FUND, INTERMEDIATE TERM U.S. GOVERNMENT BOND FUND AND HIGH YIELD FUND

The Core Bond Fund, the Intermediate Term U.S. Government Bond Fund and the High Yield Fund each offer three classes of shares: Class A, Class B and Class C shares. Each class represents an interest in the same portfolio of investments and has the same rights, but differs primarily in sales charges and distribution expense amounts. Before choosing a class, you should consider the following factors, as well as any other relevant facts and circumstances:

The decision as to which class of shares is more beneficial to you depends on the amount of your investment, the intended length of your investment and the quality and scope of the value-added services provided by financial advisors who may work with a particular sales load structure as compensation for their services. If you qualify for reduced sales charges or, in the case of purchases of $1 million or more, no initial sales charge, you may find Class A shares attractive. Moreover, Class A shares are subject to lower ongoing expenses than Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without an initial sales charge so more of the purchase price is immediately invested in a Fund. Any investment return on these investments may be partially or wholly offset by the higher annual expenses. However, because a Fund's future returns cannot be predicted, there can be no assurance that this would be the case.

When determining which class of shares to purchase, you may want to consider the services provided by your financial advisor and the compensation provided to these financial advisors under each share class. Touchstone works with many financial advisors throughout the country that may provide assistance to you through ongoing education, asset allocation programs, personalized financial planning reviews or other services vital to your long-term success. Touchstone believes that these value-added services can greatly benefit you through market cycles and will work with your chosen financial advisor.

Finally, you should consider the effect of the contingent deferred sales charge ("CDSC") and any conversion rights of each class in the context of your investment timeline. For example, Class C shares are generally subject to a significantly lower CDSC upon redemption than Class B shares, however, unlike Class B shares, they do not convert to Class A shares after a stated period of time. Class C shares are subject to a 1.00% annual 12b-1 fee for an indefinite period of time, while Class B shares will convert to Class A shares after approximately seven years and will be subject to only a .35% annual 12b-1 fee. Thus, Class B shares may be more attractive than Class C shares if you have a longer term investment outlook. On the other hand, if you are unsure of the length of time you intend to invest or the conversion feature is not attractive to you, you may wish to elect Class C shares.

Set forth below is a chart comparing the sales charges and maximum 12b-1 fees applicable to each class of shares of the Intermediate Term U.S. Government Bond Fund, Core Bond Fund and High Yield Fund:

CLASS     SALES CHARGE                        12b-1 FEE    CONVERSION FEATURE
--------------------------------------------------------------------------------
A         Maximum 4.75% initial sales charge    0.35%      None
          on purchases of $50,000 and over;
          shares sold without an initial
          sales charge may be subject to a
          1.00% CDSC during 1st year if a
          commission was paid to a dealer

B         Maximum 5.00% CDSC during the         1.00%      Class B Shares will
          1st year which decreases                         automatically convert
          incrementally and is 0 after 6                   to Class A shares
          years                                            after approximately
                                                           8 years

C         1.00% CDSC during 1st year            1.00%      None

If you are investing $1 million or more, it is generally more beneficial for you to buy Class A shares because there is no front-end sales charge and the annual expenses are lower.

CLASS A SHARES

Class A shares are sold at NAV plus an initial sales charge. In some cases, reduced initial sales charges for the purchase of Class A shares may be available, as described below. Investments of $1 million or more are not subject to a sales charge at the time of purchase but may be subject to a CDSC of 1.00% on redemptions made within 1 year after purchase if a commission was paid by Touchstone to a participating unaffiliated dealer. Class A shares are also subject to an annual 12b-1 distribution fee of up to .35% of a Fund's average daily net assets allocable to Class A shares.

The table below shows the current initial sales load breakpoints for purchases of Class A shares:

                                     Percentage       Which            Dealer
                                     of Offering   Equals this      Reallowance
                                   Price Deducted  Percentage      as Percentage
                                      for Sales    of Your Net      of Offering
Amount of Investment                   Charge      Investment          Price
--------------------                   ------      ----------          -----

Less than $50,000                       4.75%         4.99%            4.00%
$50,000 but less than $100,000          4.50          4.72             3.75%
$100,000 but less than $250,000         3.50          3.63             2.75%
$250,000 but less than $500,000         2.95          3.04             2.25%
$500,000 but less than $1,000,000       2.25          2.31             1.75%
$1,000,000 or more                       None          None             None

The table below shows the initial sales charge breakpoints for purchases of shares of the Intermediate Term U.S. Government Bond Fund for accounts opened between February 1, 1995 and July 31, 1999:

                                     Percentage       Which            Dealer
                                     of Offering   Equals this      Reallowance
                                   Price Deducted  Percentage      as Percentage
                                      for Sales    of Your Net      of Offering
Amount of Investment                   Charge      Investment          Price
--------------------                   ------      ----------          -----
Less than $100,000                      2.00%         2.04%            1.80%
$100,000 but less than $250,000         1.50%         1.52%            1.35%
$250,000 but less than $500,000         1.00%         1.01%            0.90%
$500,000 but less than $1,000,000       0.75%         0.76%            0.65%
$1,000,000 or more                       None          None             None

The table below shows the initial sales charge breakpoints for the purchase of shares of the Intermediate Term U.S. Government Bond Fund for accounts opened before February 1, 1995:

                                     Percentage       Which            Dealer
                                     of Offering   Equals this      Reallowance
                                   Price Deducted  Percentage      as Percentage
                                      for Sales    of Your Net      of Offering
Amount of Investment                   Charge      Investment          Price
--------------------                   ------      ----------          -----
Less than $500,000                      1.00%         1.01%            1.00%
$5000,000 but less than $1,000,000      0.75%         0.76%            0.75%
$1,000,000 or more                       None          None             None

For initial purchases of Class A shares of $1 million or more and subsequent purchases further increasing the size of the account, participating unaffiliated dealers will receive first year compensation from Touchstone of up to 1.00% of such purchases. In determining a dealer's eligibility for such commission, purchases of Class A shares of the Funds may be aggregated with concurrent purchases of Class A shares of other Touchstone funds. Dealers should contact Touchstone for more information on the calculation of the dealer's commission in the case of combined purchases.

An exchange from other Touchstone funds will not qualify for payment of the dealer's commission unless the exchange is from a Touchstone fund with assets as to which a dealer's commission or similar payment has not been previously paid. No commission will be paid if the purchase represents the reinvestment of a redemption from a Fund made during the previous twelve months. Redemptions of Class A shares may result in the imposition of a CDSC if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "CDSC for Certain Purchases of Class A Shares" below.

REDUCED SALES CHARGE. You may use the Right of Accumulation to combine the cost or current NAV (whichever is higher) of your existing Class A shares of any Touchstone fund sold with a sales charge with the amount of any current purchases of Class A shares in order to take advantage of the reduced sales charges set forth in the table above. Purchases of Class A shares in any Touchstone load fund under a Letter of Intent may also be eligible for the reduced sales charges. The minimum initial investment under a Letter of Intent is $10,000. See "Other Purchase Information" below or contact the Transfer Agent for information about the Right of Accumulation and Letter of Intent.

CDSC FOR CERTAIN REDEMPTIONS OF CLASS A SHARES. A CDSC is imposed upon certain redemptions of Class A shares of the Funds (or shares into which such Class A shares were exchanged) purchased at NAV in amounts totaling $1 million or more, if the dealer's commission described above was paid by Touchstone and the shares are redeemed within one year from the date of purchase. The CDSC will be paid to Touchstone and will be equal to the commission percentage paid at the time of purchase as applied to the lesser of (1) the NAV at the time of purchase of the Class A shares being redeemed, or (2) the NAV of such Class A shares at the time of redemption. If a purchase of Class A shares is subject to the CDSC, you will be notified on the confirmation you receive for your purchase. Redemptions of such Class A shares of the Funds held for at least one year will not be subject to the CDSC.

CLASS B SHARES

Class B shares are sold at NAV without an initial sales charge. Class B shares are subject to a CDSC if you redeem Class B shares within 6 years of their purchase. The CDSC will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the Class B shares being redeemed, or (2) the NAV of such Class B shares being redeemed. A CDSC will not be imposed upon redemptions of Class B shares held for at least seven years. The amount of CDSC will depend on how long you have held your shares, as set forth in the following table:

YEAR SINCE PURCHASE PAYMENT MADE         CDSC AS A % OF AMOUNT SUBJECT TO CHARGE
--------------------------------         ---------------------------------------
First                                          5.00%
Second                                         4.00%
Third                                          3.00%
Fourth                                         2.00%
Fifth                                          1.00%
Sixth                                          1.00%
Seventh and thereafter*                        None

*Class B shares will automatically convert to Class A shares after they have been held for approximately 8 years.

Class B shares are subject to an annual 12b-1 fee of up to 1.00% of a Fund's average daily net assets allocable to Class B shares. Touchstone intends to pay a commission of 4.00% of the purchase amount to your broker at the time you purchase Class B shares.

CLASS C SHARES

Class C shares are sold at NAV, without an initial sales charge, and are subject to a CDSC of 1.00% on redemptions of Class C shares made within one year of their purchase. The CDSC will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the Class C shares being redeemed, or (2) the NAV of such Class C shares being redeemed. A CDSC will not be imposed upon redemptions of Class C shares held for at least one year. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of a Fund's average daily net assets allocable to Class C shares. Touchstone intends to pay a commission of 1.00% of the purchase amount to your broker at the time you purchase Class C shares.

ADDITIONAL INFORMATION ON THE CDSC

The CDSC is waived under the following circumstances:

o Any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. Touchstone may require documentation prior to waiver of the CDSC, including death certificates, physicians' certificates, etc.

o Redemptions from a systematic withdrawal plan. If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the Transfer Agent receives your request. If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your account value (computed on an annualized basis) at the time of withdrawal.

o Redemptions from retirement plans qualified under Section 401 of the Internal Revenue Code. The CDSC will be waived for benefit payments made by Touchstone directly to plan participants. Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under IRC Section 401(a)(9)), in-service distributions, hardships, loans and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

All sales charges imposed on redemptions are paid to Touchstone. In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

The following example will illustrate the operation of the CDSC. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge. At the rate of 5.00%, the CDSC would be $200 for redemptions of Class B shares. At the rate of 1.00%, the CDSC would be $40 for redemptions of Class C shares. In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all shares in your account are aggregated.

The following example will illustrate the operation of the CDSC for Class B shares. Assume that you open an account and purchase 1,000 shares at $10 per share and that twenty-eight months later the NAV per share is $14 and, during such time, you have acquired (a) 150 additional shares through reinvestment of distributions and (b) 500 shares through purchases at $11 per share during the second year. If at such time you should redeem 1,450 shares (proceeds of $20,300), 150 shares will not be subject to the CDSC because of dividend reinvestment. With respect to the remaining 1,300 shares, the CDSC is applied only to the (a) original cost of $10 per share for the first 1,000 shares and not to the increase in NAV of $4 per share and (b) to the original cost of $11 per share for the next 300 shares and not to the increase in NAV of $3 per share. Therefore, $18,200 of the $20,300 redemption proceeds will pay the charge. Since this redemption is in the third year of the CDSC schedule, (a) the 1,000 shares will be at the rate of 3.00% and the CDSC would be $300 and (b) the 300 shares will be at the rate of 4.00% and the CDSC would be $132. After this transaction is completed, the account has 200 shares remaining with an initial purchase value of $11 per share and these shares are in the second year of the CDSC schedule.

MONEY MARKET FUND

The Money Market Fund offers two classes of shares: Class A and Class S shares. Each class represents an interest in the same portfolio of investments and has the same rights, but differs primarily in distribution expense amounts. Before choosing a class, you should consider the following factors, as well as any other relevant facts and circumstances:

The decision as to which class of shares is more beneficial to you depends on the amount of your investment, the intended length of your investment and the quality and scope of the value-added services provided by financial advisors who may work with a particular distribution fee structure as compensation for their services. Class A shares are subject to lower ongoing expenses than Class S shares over the term of the investment. Class S shares are only sold through financial advisors and are used as a sweep vehicle to manage excess cash held in accounts. When determining which class of shares to purchase, you may want to consider the services provided by your financial advisor and the compensation provided to these financial advisors under each share class. Class A shares are subject to an annual 12b-1 distribution fee of up to .35% of the Fund's average daily net assets allocable to Class A shares. Class S shares are subject to an annual 12b-1 distribution fee of up to 0.60% of the Fund's average daily net assets allocable to Class S shares.

Touchstone may from time to time pay from its own resources cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Fund. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other funds in the Touchstone Funds during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events.

OTHER PURCHASE INFORMATION
--------------------------

Additional information with respect to certain types of purchases of Class A shares of the Intermediate Term U.S. Government Bond Fund, High Yield Fund and Core Bond Fund is set forth below.

AGGREGATION. Sales charge discounts are available for certain aggregated investments. Investments that may be aggregated include those made by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own accounts. Individual purchases by trustees or other fiduciaries may also be aggregated if the investments are: (1) for a single trust estate or fiduciary account; or (2) for a common trust fund or other pooled account not specifically formed for the purpose of accumulating Fund shares. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

CONCURRENT PURCHASES. To qualify for a reduced sales charge, you may combine concurrent purchases of Class A shares of two or more Funds (other than a money market fund). For example, if you concurrently invest $25,000 in Class A shares of one Fund and $25,000 in Class A shares of another Fund, the sales charge would be reduced to reflect a $50,000 purchase.

RIGHT OF ACCUMULATION. A "purchaser" of Class A shares has the right to combine the cost or current NAV (whichever is higher) of his existing Class A shares of the load funds distributed by Touchstone with the amount of his current purchases in order to take advantage of the reduced sales charges set forth in the tables in the Prospectus and this SAI. The purchaser or his dealer must notify the Transfer Agent that an investment qualifies for a reduced sales charge.

The reduced charge will be granted upon confirmation of the purchaser's holdings by the Transfer Agent. A purchaser includes an individual and his immediate family members, purchasing shares for his or their own account; or a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration, or a single dealer, or by other means which result in economy of sales effort or expense (the "Purchaser").

LETTER OF INTENT. The reduced sales charges set forth in the tables in the Prospectus and this SAI may also be available to any Purchaser of Class A shares who submits a letter of intent to the Transfer Agent (a "Letter of Intent"). The Letter of Intent must state an intention to invest within a thirteen month period in Class A shares of any load fund distributed by Touchstone a specified amount that, if made at one time, would qualify for a reduced sales charge. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the Purchaser becomes eligible for the reduced sales charge applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction. The Letter of Intent is not a binding obligation on the Purchaser to purchase, or the Trust to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen month period, the applicable sales charge will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

A ninety-day backdating period can be used to include earlier purchases at the Purchaser's cost (without a retroactive downward adjustment of the sales charge). The thirteen month period would then begin on the date of the first purchase during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. The Purchaser or his dealer must notify the Transfer Agent that an investment is being made pursuant to an executed Letter of Intent.

WAIVER OF SALES CHARGE. Sales charges do not apply to shares of the Funds purchased:

1. By registered representatives or other employees (and their immediate family members) of broker/dealers, banks or other financial institutions having agreements with Touchstone.
2. By any director, officer or other employee (and their immediate family members) of The Western and Southern Life Insurance Company or any of its affiliates or any portfolio advisor or service provider to the Trust.
3. By clients of any investment advisor or financial planner who has made appropriate arrangements with the Trust or Touchstone.
4. In accounts as to which a broker-dealer charges an asset management fee, provided the broker-dealer has an agreement with Touchstone.
5. As part of certain promotional programs established by the Fund and/or Touchstone.
6. By one or more members of a group of persons engaged in a common business, profession, civic or charitable endeavor or other activity and retirees and immediate family members of such persons pursuant to a marketing program between Touchstone and such group.

7. By banks, bank trust departments, savings and loan associations and federal and state credit unions.
8.   Through processing organizations described in the Prospectus.
9. As part of an employee benefit plan having more than 25 eligible employees or a minimum of $250,000 invested in the Funds.
10. As part of an employee benefit plan that is provided administrative services by a third party administrator that has entered into a special service arrangement with Touchstone.

Immediate family members are defined as the spouse, parents, siblings, natural or adopted children, mother-in-law, father-in-law, brother-in-law and sister-in-law of a director, officer or employee. The term "employee" is deemed to include current and retired employees.

Exemptions must be qualified in advance by Touchstone. Your financial advisor should call Touchstone for more information.

WAIVER OF MINIMUM INVESTMENT REQUIREMENTS. The minimum and subsequent investment requirements for purchases in the Funds may not apply to:

1. Any director, officer or other employee (and their immediate family members) of The Western and Southern Life Insurance Company or any of its affiliates or any portfolio advisor or service provider to the Trust.
2. Any employee benefit plan that is provided administrative services by a third-party administrator that has entered into a special service arrangement with Touchstone.

EXCHANGES. Exchanges may be subject to certain limitations and are subject to the Touchstone Funds' policies concerning excessive trading practices, which are policies designed to protect Funds and their shareholders from the harmful effect of frequent exchanges.

The Funds may restrict or refuse purchases or exchanges by market timers and may restrict or refuse purchases or exchanges by a shareholder who fails to comply with the restrictions set forth below. You may be considered a market timer if you have (i) requested an exchange or redemption out of any of the Touchstone Funds within two weeks of an earlier purchase or exchange request out of any Fund, or (ii) made more than two exchanges within a rolling 90 day period.

OTHER INFORMATION. The Trust does not impose a front-end sales charge or imposes a reduced sales charge in connection with purchases of shares of a Fund made under the reinvestment privilege, purchases through exchanges and other purchases which qualify for a reduced sales charge as described herein because such purchases require minimal sales effort by Touchstone. Purchases made at NAV may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Trust.

PURCHASES IN KIND. Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund's investment objectives and is otherwise acceptable to the Sub-Advisor.

OTHER REDEMPTION INFORMATION
----------------------------

REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, each Fund intends to make an election pursuant to Rule 18f-1 under the 1940 Act. This election will require the Funds to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of each Fund during any 90-day period for any one shareholder. In the event payment is made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities that are issued in an in-kind redemption will be readily marketable.

UNCASHED DISTRIBUTION CHECKS. If you have chosen to receive your distributions in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for 90 days, your dividends may be reinvested in your account at the then current NAV and any future distributions will automatically be reinvested. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES
-----

The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the Statement of Additional Information includes additional information concerning federal taxes.

Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met:
(a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. As of September 30, 2003, the Intermediate Term U.S. Government Bond Fund had the following capital loss carryforwards for federal income tax purposes:

AMOUNT          EXPIRES SEPTEMBER 30
------          --------------------
$814,739                2004
$221,155                2005
$  8,095                2006
$122,447                2009

In addition, the High Yield Fund elected to defer until its subsequent tax year $180,927 of capital losses incurred after October 31, 2002. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one-year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax.

BACKUP WITHHOLDING. A Fund may be required to withhold U.S. federal income tax on all taxable distributions and redemptions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

Yield quotations on investments in the U.S. Government Money Market Fund, Institutional U.S. Government Money Market Fund and Money Market Fund are provided on both a current and an effective (compounded) basis. Current yields are calculated by determining the net change in the value of a hypothetical account for a seven calendar day period (base period) with a beginning balance of one share, dividing by the value of the account at the beginning of the base period to obtain the base period return, multiplying the result by (365/7) and carrying the resulting yield figure to the nearest hundredth of one percent. Effective yields reflect daily compounding and are calculated as follows:
Effective yield = (base period return + 1)365/7 -1. For purposes of these calculations, no effect is given to realized or unrealized gains or losses (the U.S. Government Money Market Fund, Institutional U.S. Government Money Market Fund and Money Market Fund do not normally recognize unrealized gains and losses under the amortized cost valuation method). The U.S. Government Money Market Fund 's current and effective yields for the seven days ended September 30, 2003 were 0.17% and 0.17%, respectively. The Institutional U.S. Government Money Market Fund's current and effective yields for the seven days ended September 30, 2003 were 0.74% and 0.75%, respectively. The Money Market Fund's current and effective yields for the seven days ended September 30, 2003 were 0.57% and 0.58% for Class A shares and 0.27% and 0.27% for Class S shares, respectively.

From time to time, the Intermediate Term U.S. Government Bond Fund, Core Bond Fund and High Yield Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (1 + T)^n = ERV
Where:
P =       a hypothetical initial payment of $1,000
T =       average annual total return
n =       number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. The calculation also assumes the deduction of the current maximum sales charge from the initial $1,000 payment. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

THE AVERAGE ANNUAL TOTAL RETURNS OF THE FUNDS FOR PERIODS ENDED SEPTEMBER 30, 2003 ARE AS FOLLOWS:

INTERMEDIATE TERM U.S. GOVERNMENT BOND FUND (CLASS A)
1 Year                                                 (1.30)%
5 Years                                                  4.03%
10 Years                                                 4.66%

INTERMEDIATE TERM U.S. GOVERNMENT BOND FUND (CLASS B)
1 Year                                                 (1.22)%
Since Inception (May 1, 2001)                            4.54%

INTERMEDIATE TERM U.S. GOVERNMENT BOND FUND (CLASS C)
1 Year                                                   2.75%
Since Inception (March 6, 2001)                          5.45%

CORE BOND FUND (CLASS A)
1 Year                                                 (0.64)%
5 Years                                                  4.47%
Since Inception (October 3, 1994)                        6.24%

CORE BOND FUND (CLASS B)
1 Year                                                 (0.51)%
Since Inception (May 1, 2001)                            4.73%

CORE BOND FUND (CLASS C)
1 Year                                                   3.47%
5 Years                                                  4.47%
Since Inception (January 1, 1999)*                       5.83%

HIGH YIELD FUND (CLASS A)
1 Year                                                  15.80%
Since Inception (May 1, 2000)                            6.00%

HIGH YIELD FUND (CLASS B)
1 Year                                                  16.67%
Since Inception (May 1, 2001)                            5.79%

HIGH YIELD FUND (CLASS C)
1 Year                                                  20.70%
Since Inception (May 23, 2000)                           6.97%

*Performance was calculated using historical performance information of the Class C predecessor. The predecessor was a series of Select Advisors Trust C that was reorganized into Touchstone Series Trust (the Core Bond Fund's previous Trust) on December 31, 1998. The inception date for the predecessor was October 3, 1994.

The Intermediate Term U.S. Government Bond Fund, Core Bond Fund and High Yield Fund may also advertise total return (a "nonstandardized quotation") that is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable front-end sales charge, which, if included, would reduce total return.

THE TOTAL RETURNS OF THE INTERMEDIATE TERM U.S. GOVERNMENT BOND FUND ("IBF"), CORE BOND FUND ("CBF") AND HIGH YIELD FUND ("HYF") AS CALCULATED IN THIS MANNER FOR EACH OF THE LAST TEN YEARS (OR SINCE INCEPTION) ARE AS FOLLOWS:

-----------------------------------------------------------------------------------------------------------
Period     IBF-       IBF-       IBF-       CBF        CBF        CBF        HYF        HYF        HYF
Ended      Class A    Class B1   Class C2   Class A3   Class B1   Class C4   Class A5   Class B1   Class C6
-----------------------------------------------------------------------------------------------------------
9-30-94     -6.76%
-----------------------------------------------------------------------------------------------------------
9-30-95     12.52%
-----------------------------------------------------------------------------------------------------------
9-30-96      3.55%                            4.03%                 3.20%
-----------------------------------------------------------------------------------------------------------
9-30-97      7.74%                            9.15%                 8.17%
-----------------------------------------------------------------------------------------------------------
9-30-98     10.54%                            8.23%                 6.85%
-----------------------------------------------------------------------------------------------------------
9-30-99     -1.93%                            0.01%                -0.95%
-----------------------------------------------------------------------------------------------------------
9-30-00      5.29%                            5.15%                 3.87%      4.20%                 4.21%
-----------------------------------------------------------------------------------------------------------
9-30-01     11.92%      4.96%      5.29%     11.61%      4.78%     11.10%     -1.34%     -4.35%     -2.03%
-----------------------------------------------------------------------------------------------------------
9-30-02      6.83%      5.97%      5.93%      6.66%      5.89%      5.82%      2.50%      1.80%      1.74%
-----------------------------------------------------------------------------------------------------------
9-30-03      3.64%      2.78%      2.75%      4.31%      3.49%      3.47%     21.60%     20.67%     20.70%
-----------------------------------------------------------------------------------------------------------

1    Inception of Class B shares was May 1, 2001.
2    Inception of Class C shares was March 6, 2001.
3    Inception of Class A shares was October 3, 1994.
4 Inception of Class C shares was January 1, 1999. Performance was calculated using historical performance information of the Class C predecessor.
5    Inception of Class A shares was May 1, 2000.
6    Inception of Class C shares was May 23, 2000.

A nonstandardized quotation may also indicate average annual compounded rates of return without including the effect of the applicable front-end sales charge or over periods other than those specified for average annual total return.

THE AVERAGE ANNUAL COMPOUNDED RATES OF RETURN OF THE FUNDS FOR THE PERIODS ENDED SEPTEMBER 30, 2003 ARE AS FOLLOWS:

INTERMEDIATE TERM U.S. GOVERNMENT BOND FUND CLASS A
1 Year                                                   3.64%
3 Years                                                  7.44%
5 Years                                                  5.06%
10 Years                                                 5.17%
Since Inception (2-6-81)                                 8.01%

CORE BOND FUND CLASS A
1 Year                                                   4.31%
3 Years                                                  7.48%
5 Years                                                  5.48%
Since Inception (10-3-94)                                6.82%

HIGH YIELD FUND CLASS A
1 Year                                                  21.60%
3 Years                                                  7.13%
Since Inception (5-1-00)                                 7.53%

A non-standardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

The Funds may advertise average annual total return after taxes on distributions. Average annual total return after taxes on distributions will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending value, according to the following formula:

                                P (1 + T)^n = ATV
                                                 D
Where:
     P    =    a hypothetical initial payment of $1,000.
     T    =    average annual total return (after taxes on distributions).
     n    =    number of years
     ATV  =    ending  value  of a  hypothetical  $1,000  payment  made  at  the
        D      beginning of the 1, 5, or 10-year  periods at the end of the 1, 5 or 10 year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

The calculation of average annual total return after taxes on distributions assumes the reinvestment of all dividends and distributions, less the taxes due on such distributions. The calculation also assumes the deduction of the current maximum sales charge from the initial $1,000 payment. If a Fund (or class) has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

THE AVERAGE ANNUAL TOTAL RETURNS OF THE FUNDS AFTER TAXES ON DISTRIBUTIONS FOR THE PERIODS ENDED SEPTEMBER 30, 2003 ARE AS FOLLOWS:

INTERMEDIATE TERM U.S. GOVERNMENT BOND FUND (CLASS A)
1 Year                                                 (2.44)%
5 Years                                                  2.11%
10 Years                                                 2.48%

INTERMEDIATE TERM U.S. GOVERNMENT BOND FUND (CLASS B)
1 Year                                                 (2.10)%
Since Inception (May 1, 2001)                            3.26%

INTERMEDIATE TERM U.S. GOVERNMENT BOND FUND (CLASS C)
1 Year                                                   1.88%
Since Inception (March 6, 2001)                          4.13%

CORE BOND FUND (CLASS A)
1 Year                                                 (1.90)%
5 Years                                                  2.21%
Since Inception (October 3, 1994)                        3.69%

CORE BOND FUND (CLASS B)
1 Year                                                 (1.63)%
Since Inception (May 1, 2001)                            3.19%

CORE BOND FUND (CLASS C)
1 Year                                                   2.36%
5 Years                                                  2.39%
Since Inception (January 1, 1999)*                       3.44%

HIGH YIELD FUND (CLASS A)
1 Year                                                  12.51%
Since Inception (May 1, 2000)                            2.69%

HIGH YIELD FUND (CLASS B)
1 Year                                                  13.52%
Since Inception (May 1, 2001)                            2.73%

HIGH YIELD FUND (CLASS C)
1 Year                                                  17.53%
Since Inception (May 23, 2000)                           3.82%

*Performance was calculated using historical performance information of the Class C predecessor. The predecessor was a series of Select Advisors Trust C that was reorganized into Touchstone Series Trust (the Core Bond Fund's previous Trust) on December 31, 1998. The inception date for the predecessor was October 3, 1994.

The Funds may advertise average annual total return after taxes on distributions and redemptions. Average annual total return after taxes on distributions and redemptions will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending value, according to the following formula:

                                P (1 + T)^n = ATV
                                                 DR

Where:
     P    =    a hypothetical initial payment of $1,000.
     T    =    average  annual total return  (after taxes on  distributions  and redemptions).
     n    =    number of years
     ATV  =    ending  value  of a  hypothetical  $1,000  payment  made  at  the
        DR     beginning of the 1, 5, or 10-year  periods at the end of the 1, 5 or 10 year periods (or fractional portion), after taxes on fund distributions and redemption.

The calculation of average annual total return after taxes on distributions and redemptions assumes the reinvestment of all dividends and distributions, less the taxes due on such distributions. The calculation also assumes the deduction of the current maximum sales charge from the initial $1,000 payment. If a Fund (or class) has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

THE AVERAGE ANNUAL TOTAL RETURNS OF THE FUNDS AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS FOR THE PERIODS ENDED SEPTEMBER 30, 2003 ARE AS FOLLOWS:

INTERMEDIATE TERM U.S. GOVERNMENT BOND FUND (CLASS A)
1 Year                                                 (0.89)%
5 Years                                                  2.20%
10 Years                                                 2.55%

INTERMEDIATE TERM U.S. GOVERNMENT BOND FUND (CLASS B)
1 Year                                                 (0.83)%
Since Inception (May 1, 2001)                            3.08%

INTERMEDIATE TERM U.S. GOVERNMENT BOND FUND (CLASS C)
1 Year                                                   1.75%
Since Inception (March 6, 2001)                          3.83%

CORE BOND FUND (CLASS A)
1 Year                                                 (0.41)%
5 Years                                                  2.37%
Since Inception (October 3, 1994)                        3.71%

CORE BOND FUND (CLASS B)
1 Year                                                 (0.30)%
Since Inception (May 1, 2001)                            3.09%

CORE BOND FUND (CLASS C)
1 Year                                                   2.28%
5 Years                                                  2.50%
Since Inception (January 1, 1999)*                       3.47%

HIGH YIELD FUND (CLASS A)
1 Year                                                  10.02%
Since Inception (May 1, 2000)                            3.01%

HIGH YIELD FUND (CLASS B)
1 Year                                                  10.61%
Since Inception (May 1, 2001)                            3.01%

HIGH YIELD FUND (CLASS C)
1 Year                                                  13.22%
Since Inception (May 23, 2000)                           3.96%

*Performance was calculated using historical performance information of the Class C predecessor. The predecessor was a series of Select Advisors Trust C that was reorganized into Touchstone Series Trust (the Core Bond Fund's previous Trust) on December 31, 1998. The inception date for the predecessor was October 3, 1994.

From time to time, the Intermediate Term U.S. Government Bond Fund, Core Bond Fund and High Yield Fund may advertise their yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[a-b/cd + 1)^6 - 1]

Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d =  the maximum offering price per share on the last day of the period

Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).

The performance quotations described above are based on historical earnings and are not intended to indicate future performance. Average annual total return and yield are computed separately for Class A, Class B, Class C and Class S shares. The yield of Class A shares is expected to be higher than the yield of Class B, Class C and Class S shares due to the higher distribution fees imposed on Class B, Class C and Class S shares.

To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding each Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare performance with performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Funds may use the following publications or indices to discuss or compare their performance:

iMoneyNet, Inc.'s Money Fund Report provides a comparative analysis of performance for various categories of money market funds. The U.S. Government Money Market Fund may compare performance rankings with money market funds appearing in the Taxable U.S. Treasury & Repo Funds category. The Institutional U.S. Government Money Market Fund may compare performance rankings with money market funds appearing in the Taxable Institutional Government Funds category. The Money Market Fund may compare performance rankings with money market funds appearing in the First Tier Taxable category.

Lipper Fixed Income Fund Performance Analysis measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. The U.S. Government Money Market Fund may provide comparative performance information appearing in the U.S. Government Money Market Funds category. The Intermediate Term U.S. Government Bond Fund may provide comparative performance information appearing in the Intermediate U.S. Government Funds category. The Institutional U.S. Government Money Market Fund may provide comparative performance information appearing in the Institutional U.S. Government Money Market Funds category. The Money Market Fund may provide comparative performance information appearing in the Money Market Funds category. The Core Bond Fund may provide comparative performance information appearing in the Intermediate Investment Grade Debt Funds category. The High Yield Fund may provide comparative performance information appearing in the High Current Yield Funds category.

In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Funds' portfolios, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Funds to calculate their performance. In addition, there can be no assurance that the Funds will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS
--------------------------

As of January 9, 2004 the following shareholders held over 5% of the outstanding shares of a Fund (or class). Shares that are held beneficially are indicated by an asterisk.

------------------------------------------------------------------------------------------------------
                    FUND                                        SHAREHOLDER                    % OWNED
------------------------------------------------------------------------------------------------------
U.S. Government Money Market Fund              Bear, Stearns & Co., Inc.                       14.59%
                                               For The Benefit of a Customer*
                                               1 Metrotech Center North
                                               Brooklyn, NY
------------------------------------------------------------------------------------------------------
U.S. Government Money Market Fund              Bear, Stearns & Co., Inc.                        9.81%
                                               For The Benefit of a Customer*
                                               1 Metrotech Center North
                                               Brooklyn, NY
------------------------------------------------------------------------------------------------------
Intermediate Term U.S. Government Bond Fund    Salomon Smith Barney Inc.                       12.31%
Class B                                        333 West 34th Street, 3rd Floor
                                               New York, NY
------------------------------------------------------------------------------------------------------
Intermediate Term U.S. Government Bond Fund    Merrill Lynch, Pierce, Fenner & Smith Inc.       5.97%
Class B                                        For the Sole Benefit of its Customers
                                               4800 Deer Lake Drive East
                                               Jacksonville, FL
------------------------------------------------------------------------------------------------------
Intermediate Term U.S. Government Bond Fund    Merrill Lynch, Pierce, Fenner & Smith Inc.      27.89%
Class C                                        For the Sole Benefit of its Customers
                                               4800 Deer Lake Drive East
                                               Jacksonville, FL
------------------------------------------------------------------------------------------------------
Intermediate Term U.S. Government Bond Fund    NFSC FEBO TXD-113255*                            7.13%
Class C                                        1400 Old Welsh Road
                                               Huntingdon Valley, PA  19006
------------------------------------------------------------------------------------------------------
Money Market Fund Class A                      Fifth Third Bank - RPS                          14.37%
                                               MD 1090BB
                                               Cincinnati, OH
------------------------------------------------------------------------------------------------------
Money Market Fund Class A                      Fort Washington Private Equity                   8.62%
                                               420 East Fourth Street
                                               Cincinnati, OH
------------------------------------------------------------------------------------------------------
Money Market Fund Class S                      National Financial Services LLC                100.00%
                                               200 Liberty Street
                                               1 Financial Center
                                               New York, NY
------------------------------------------------------------------------------------------------------
High Yield Fund Class A                        Western Southern Financial Group                11.16%
                                               400 Broadway
                                               Cincinnati, OH
------------------------------------------------------------------------------------------------------
High Yield Fund Class B                        Donaldson Lufkin Jenrette Securities Corp.       6.01%
                                               P.O. Box 2052
                                               Jersey City, NJ
------------------------------------------------------------------------------------------------------
High Yield Fund Class B                        Merrill Lynch, Pierce, Fenner & Smith Inc.      14.72%
                                               For the Sole Benefit of its Customers
                                               4800 Deer Lake Drive East
                                               Jacksonville, FL
------------------------------------------------------------------------------------------------------
High Yield Fund Class C                        Merrill Lynch, Pierce, Fenner & Smith           35.03%
                                               For the Sole Benefit of its Customers
                                               4800 Deer Lake Drive East
                                               Jacksonville, FL
------------------------------------------------------------------------------------------------------
Core Bond Fund Class A                         Fifth Third Bank - RPS                          39.51%
                                               P.O. Box 630074
                                               MD 1090BB
                                               Cincinnati, OH
------------------------------------------------------------------------------------------------------

                                       71

------------------------------------------------------------------------------------------------------
Core Bond Fund Class A                         Western & Southern Life Insurance Company       46.12%
                                               400 Broadway MS 80
                                               Cincinnati, OH
------------------------------------------------------------------------------------------------------

                                       72

------------------------------------------------------------------------------------------------------
Core Bond Fund Class B                         Merrill Lynch, Pierce, Fenner & Smith            6.20%
                                               For the Sole Benefit of its Customers
                                               4800 Deer Lake Drive East
                                               Jacksonville, FL
------------------------------------------------------------------------------------------------------
Core Bond Fund Class B                         Raymond James & Associates, Inc.                15.57%
                                               FBO A Customer*
                                               880 Carillon Parkway
                                               St. Petersburg, FL
------------------------------------------------------------------------------------------------------
Core Bond Fund Class B                         Wexford Clearing Services                        6.65%
                                               FBO An Account*
                                               310 Jefferson Court
                                               Limerick, PA
------------------------------------------------------------------------------------------------------
Core Bond Fund Class C                         Merrill Lynch, Pierce, Fenner & Smith            8.52%
                                               For the Sole Benefit of its Customers
                                               4800 Deer Lake Drive East
                                               Jacksonville, FL
------------------------------------------------------------------------------------------------------
Core Bond Fund Class C                         Western-Southern Financial Group                11.21%
                                               400 Broadway
                                               Cincinnati, OH
------------------------------------------------------------------------------------------------------

*Indicates that shares are held beneficially.

As of January 9, 2004, the Trustees and officers of the Trust as a group owned of record and beneficially less than 1% of the outstanding shares of the Trust and of each Fund.

CUSTODIAN
---------

Brown Brothers Harriman & Co., 140 Broadway, New York, NY 10005, is the Trust's custodian. Brown Brothers Harriman acts as the Trust's depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburse funds as instructed and maintains records in connection with its duties.

INDEPENDENT AUDITORS
--------------------

The firm of Ernst & Young LLP, 312 Walnut Street, Cincinnati, Ohio has been selected as independent auditors for the Trust for the fiscal year ending
September 30, 2004. Ernst & Young LLP will perform an annual audit of the Trust's financial statements and advise the Trust as to certain accounting matters.

TRANSFER, ACCOUNTING AND ADMINISTRATIVE AGENT
---------------------------------------------

TRANSFER AGENT. The Trust's transfer agent, Integrated Fund Services, Inc. ("Integrated"), 221 East Fourth Street, Cincinnati, Ohio 45202, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For providing transfer agent and shareholder services to the Trust, Integrated receives a monthly per account fee from each Fund. Integrated is an affiliate of the Advisor by reason of common ownership.

ACCOUNTING AGENT. Integrated also provides accounting services to the Trust. For calculating daily NAV per share and maintaining such books and records as are necessary to enable Integrated to perform its duties, each Fund pays Integrated a monthly fee based on the asset size of the Fund. Prior to March 17, 2002, Investors Bank & Trust Company ("IBT") provided accounting and administrative services to the Core Bond Fund. Set forth below are the accounting and pricing fees paid by the Funds during the fiscal years ended September 30, 2003, 2002 and 2001.

                                                 2003         2002        2001
                                                 ----         ----        ----
U.S. Government Money Market Fund              $30,000      $30,000     $30,000
Institutional U.S. Government Money
  Market Fund                                   27,000       30,000      30,000
Money Market Fund                               45,000       31,000      30,000
Core Bond Fund                                  41,250       25,806     101,802*
High Yield Fund                                 44,250       48,000      41,000
Intermediate Term U.S. Government Bond Fund     41,250       48,000      35,000

* Represents unified fee paid to IBT that includes accounting, administrative and custody fees.

ADMINISTRATIVE AGENT. Integrated also provides administrative services to the Trust. In this capacity, Integrated supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Integrated supervises the preparation of reports to shareholders of the Funds, reports to and filings with the SEC and state securities commissions and materials for meetings of the Board of Trustees. Prior to February 1, 2003, the Advisor paid Integrated an administrative service fee for each Fund except the Core Bond Fund. The Core Bond Fund's administrative fees were included in the unified fee paid to IBT. Effective February 1, 2003, each Fund pays Integrated a monthly administrative service fee based on its average daily net assets, plus out-of-pocket expenses. Set forth below are the administrative fees paid by the Funds from February 1, 2003 until September 30, 2003.

          High Yield Fund                                      $22,486
          Core Bond Fund                                        25,525
          Intermediate Term U.S. Government Bond Fund           12,547
          Money Market Fund                                     82,843
          U.S. Government Money Market Fund                     30,073
          Institutional U.S. Government Money Market Fund        5,917

FINANCIAL STATEMENTS
--------------------

The financial statements as of September 30, 2003 appear in the Trust's annual report, which is incorporated by reference herein. The Trust's financial statements were audited by Ernst & Young LLP.

Annual Report

                                                              September 30, 2003
--------------------------------------------------------------------------------

[LOGO]TOUCHSTONE
      INVESTMENTS


--------------------------------------------------------------------------------
                                 ANNUAL REPORT
--------------------------------------------------------------------------------


Touchstone Core Bond Fund

Touchstone High Yield Fund

Touchstone Institutional U.S. Government Money Market Fund

Touchstone Intermediate Term U.S. Government Bond Fund

Touchstone Money Market Fund

Touchstone U.S. Government Money Market Fund



            Research   o   Design   o   Select   o   Monitor


--------------------------------------------------------------------------------
                        Income   o   Total Return
--------------------------------------------------------------------------------

TABLE OF CONTENTS
================================================================================

                                                                            Page
--------------------------------------------------------------------------------
Letter from the President                                                      3
--------------------------------------------------------------------------------
Management Discussion and Analysis                                           4-8
--------------------------------------------------------------------------------
Statements of Assets and Liabilities                                        9-11
--------------------------------------------------------------------------------
Statements of Operations                                                   12-13
--------------------------------------------------------------------------------
Statements of Changes in Net Assets                                        14-16
--------------------------------------------------------------------------------
Financial Highlights                                                       17-29
--------------------------------------------------------------------------------
Notes to Financial Statements                                              30-42
--------------------------------------------------------------------------------
Portfolios of Investments:
--------------------------------------------------------------------------------
     Core Bond Fund                                                        43-44
--------------------------------------------------------------------------------
     High Yield Fund                                                       45-47
--------------------------------------------------------------------------------
     Institutional U.S. Government Money Market Fund                       48-50
--------------------------------------------------------------------------------
     Intermediate Term U.S. Government Bond Fund                              51
--------------------------------------------------------------------------------
     Money Market Fund                                                     52-56
--------------------------------------------------------------------------------
     U.S. Government Money Market Fund                                     57-59
--------------------------------------------------------------------------------
Notes to Portfolios of Investments                                            60
--------------------------------------------------------------------------------
Report of Independent Auditors                                                61
--------------------------------------------------------------------------------

LETTER FROM THE PRESIDENT
================================================================================

Dear Fellow Shareholders,

Enclosed is the Touchstone Investment Trust Annual Report for the 12 months ended September 30, 2003. During the year, we witnessed a strong rally in the bond market, which came to a halt during the third quarter of 2003. In fact, the Lehman Brothers Aggregate Index, a broad fixed income index, returned 5.40% for the fiscal year while returning negative 0.14% for the third quarter of 2003, breaking a remarkable string of 14 consecutive quarters of positive returns.

The Federal Reserve continued its commitment to keep interest rates low in an effort to revive the U.S. economy and increase consumer spending. The Fed reduced interest rates an additional 0.50% to 1.25% on June 25, 2003, the lowest interest rate level since July, 1961. That was the only rate cut in 2003, but the twelfth cut since the beginning of 2001.

The 2003 summer economic revival was aided by diminishing war uncertainty and the stimulus provided by the latest rounds of interest rate and tax cuts. Improving consumer and business spending, near record low inventories and a continued strong housing market led investors to believe that the economy was rebounding. The recent optimism drove most bond prices lower, particularly U.S. Treasuries, making July, 2003 the worst month for the U.S. Treasury market since February, 1980.

Whereas the general bond market had respectable gains for the 12 months ended September 30, 2003, the returns in the High Yield market were outstanding. The anticipation of an expanding economy supported by evidence of increasing corporate profits and Gross Domestic Product (GDP) encouraged high yield investors.

Although money market rates dropped well below 1%, investors continued to use money market funds for the stability and liquidity that they provide.

When we examine where the financial markets may be headed in the years to come, we continue to find evidence that fixed income will remain an important asset class. We recommend that you continue to focus on a sound asset allocation strategy, investing in a broad mix of stock, bond and money market mutual funds. In addition, we emphasize the importance of considering the long-term composition of your portfolio.

Touchstone offers a diverse selection of investment solutions to help you attain your financial goals. Please visit www.touchstoneinvestments.com for more information.

We greatly appreciate your continued support. Thank you for including Touchstone as an integral part of your investment plan.

Sincerely,

/s/ Patrick Bannigan

Patrick Bannigan
President
Touchstone Investment Trust

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*Member of NASD and SIPC.

MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

BOND MARKET REVIEW AND OUTLOOK

Over the past year, the U.S. Treasury Market bounced above historically low yields. That was in contrast to recent years where continued declining interest rates contributed to appreciating bond values of 10% or more. The evidence of increasing economic growth, tempered by a concern for the lack of job growth, shifted the question of "Will there be growth?" to "Is the growth sustainable?".

The bond market will be influenced by job creation, and to a lesser extent, inflation. Although the employment picture remains unclear, the unemployment rate of 6.1% is not far from past levels of full employment. The expectations for the next several quarters are that inflation will be in the 1.5 - 2.0% range and GDP growth of 4.0% to 5.0%. This combination of relatively low inflation and moderate growth is a positive long-term environment for bonds, however, some short-term negative returns in U.S. Treasury securities will be possible, as job growth increases.

In a shift from the previous year, the U.S. Treasury Market was among the worst performing sectors, as investors favored sectors that offered greater yield.

Economic recovery appears to be underway. However, for this to result in a sustained recovery, employment will be a key factor.

TOUCHSTONE CORE BOND FUND

The Fund's total return was 4.31% for the 12 months ended September 30, 2003. The total return for the Lehman Brothers U.S. Aggregate Index was 5.40% for the same period.

During the year, the Fund was positioned for slightly higher interest rates. In addition, the Fund's credit risk was low relative to the Index, as we waited for signs of a sustained economic recovery.

The Fund underweighted U.S. Treasury securities during the year. Corporate bond risk premiums narrowed - from historically wide levels of more than 2.40% to 1.10% - as corporate profits began to rise, the economy began to show strength, and productivity increased. The Fund overweighted corporate bonds, although the Fund was underexposed to the lower quality corporate sector which continued to outperform all other sectors. The underweighting of U.S. Treasury securities, which contributed positively to Fund performance, was offset by the underweighting of lower quality corporate bonds, which subtracted from Fund performance.

Mortgage-backed securities, which provide a high coupon return, lagged the performance of U.S. Treasury securities slightly. Of concern, was the impact of volatile interest rates on homeowner refinancing which can cause prepayments to change rapidly on mortgage-backed securities. This sector was at a full weighting when compared to the Index at fiscal year-end.

Other sectors of the bond market, such as commercial mortgage-backed securities and asset-backed securities, performed well, and were overweighted in the Fund during the year, but were not a significant position in either the Index or the Fund.

The Fund is positioned for slightly higher interest rates and stable risk premiums in corporate bonds. We continue to look favorably on the additional yield of mortgage-backed securities, but will closely manage the risk associated with a decline in refinancing that would accompany higher interest rates.

MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
            CORE BOND FUND* AND THE LEHMAN BROTHERS AGGREGATE INDEX

                               [GRAPHIC OMITTED]

--------------------------------------------------------
                    Core Bond Fund
            Average Annual Total Returns**
            ------------------------------
               1 Year     5 Years     Since Inception***
Class A        (0.64%)     4.47%           6.24%
Class B        (0.51%)        --           4.73%
Class C         3.47%      4.47%           5.83%
--------------------------------------------------------

                  Core Bond      Lehman Brothers
 Date           Fund - Class A   Aggregate Index
------------------------------------------------
10/03/94             9,525            10,000
10/31/94             9,515             9,991
11/30/94             9,506             9,969
12/31/94             9,554            10,038
03/31/95            10,050            10,544
06/30/95            10,573            11,275
09/30/95            10,744            11,496
12/31/95            11,173            11,985
03/31/96            10,939            11,772
06/30/96            10,983            11,839
09/30/96            11,176            12,057
12/31/96            11,492            12,419
03/31/97            11,452            12,350
06/30/97            11,820            12,805
09/30/97            12,199            13,232
12/31/97            12,331            13,621
03/31/98            12,584            13,832
06/30/98            12,854            14,155
09/30/98            13,203            14,753
12/31/98            13,385            14,803
03/31/99            13,288            14,728
06/30/99            13,163            14,598
09/30/99            13,204            14,698
12/31/99            13,161            14,680
03/31/00            13,293            15,004
06/30/00            13,526            15,264
09/30/00            13,884            15,725
12/31/00            14,440            16,387
03/31/01            14,810            16,883
06/30/01            14,803            16,978
09/30/01            15,496            17,760
12/31/01            15,400            17,769
03/31/02            15,375            17,785
06/30/02            15,921            18,441
09/30/02            16,528            19,286
12/31/02            16,745            19,589
03/31/03            16,980            19,861
06/30/03            17,300            20,358
09/30/03            17,241            20,327

                       Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

* The chart above represents the performance of Class A shares only, which will vary from the performance of Class B and Class C shares based on the difference in loads and fees paid by shareholders in the different classes.
** The average annual total returns shown above are adjusted for maximum applicable sales charge.
*** Class A, Class B and Class C shares commenced operations on October 3, 1994, May 1, 2001 and October 3, 1994, respectively.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

TOUCHSTONE HIGH YIELD FUND

The Fund's total return was 21.60% for the 12 months ended September 30, 2003. The total return for the Merrill Lynch High Yield Master Index was 28.22% for the same period.

The prospects for an economic recovery, coupled with attractive valuations in High Yield, set the stage for this year's performance as the High Yield market attracted significant new money.

High Yield returns were overwhelmingly driven by the lower quality segment (CCC-rated securities) as riskier and more volatile securities posted considerably higher returns. For the twelve months ended September 30, 2003, CCC-rated securities generated a 61.20% total return while the highest quality segment (BB-rated securities) generated a return of 20.00%.

The Fund's performance lagged the overall market due to its higher quality/lower volatility bias. The Utility and Energy sectors were additive to performance while lack of exposure to CCC-rated securities and over exposure to BB-rated securities detracted from performance.

While our higher quality bias has hindered relative performance in the current market, we will not deviate from our long-term philosophy and process. We will continue to construct a portfolio designed to exhibit less volatility than the broad market and deliver attractive risk-adjusted returns. The Fund is managed for performance over a full market-cycle with focus on protecting principal in down markets.

Strength in the economy and an improving employment picture continue to create an attractive environment for High Yield investing. We are becoming increasingly confident that the monetary and fiscal stimuli are positively impacting the economy and, therefore, avoid a double-dip recession scenario. Confirmation of such growth, however, will need to be seen in the fourth quarter's corporate earnings to allow for continued prosperity into 2004. Further, increased capital spending will also be key since there remains considerable capacity in the economy.

Although spreads have tightened considerably in 2003, High Yield remains fairly valued. We do not expect High Yield to continue to generate material capital gains for the next few quarters, but do feel that principal should be reasonably stable. As such, the majority of return, going forward, should be comprised of income; we believe the return profile of High Yield remains an attractive one.

MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
         HIGH YIELD FUND* AND THE MERRILL LYNCH HIGH YIELD MASTER INDEX

                               [GRAPHIC OMITTED]

--------------------------------------------
             High Yield Fund
      Average Annual Total Returns**
--------------------------------------------
               1 Year     Since Inception***
Class A        15.80%           6.00%
Class B        16.67%           5.79%
Class C        20.70%           6.97%
--------------------------------------------

                  High Yield      Merrill Lynch
                    Fund -          High Yield
 Date              Class A         Master Index
-----------------------------------------------
05/01/00             9,525            10,000
05/31/00             9,512             9,890
06/30/00             9,661            10,059
07/31/00             9,772            10,132
08/31/00             9,991            10,255
09/30/00             9,926            10,196
10/31/00             9,739             9,896
11/30/00             9,462             9,586
12/31/00             9,761             9,794
01/31/01            10,260            10,378
02/28/01            10,309            10,542
03/31/01            10,181            10,403
04/30/01            10,175            10,289
05/31/01            10,283            10,487
06/30/01            10,064            10,271
07/31/01            10,267            10,430
08/31/01            10,374            10,532
09/30/01             9,794             9,856
10/31/01             9,990            10,146
11/30/01            10,311            10,476
12/31/01            10,268            10,402
01/31/02            10,379            10,460
02/28/02            10,358            10,359
03/31/02            10,558            10,606
04/30/02            10,746            10,774
05/31/02            10,723            10,716
06/30/02            10,440             9,954
07/31/02            10,103             9,558
08/31/02            10,194             9,797
09/30/02            10,038             9,640
10/31/02            10,021             9,559
11/30/02            10,567            10,131
12/31/02            10,666            10,283
01/31/03            10,847            10,579
02/28/03            10,975            10,715
03/31/03            11,078            10,992
04/30/03            11,658            11,610
05/31/03            11,759            11,735
06/30/03            12,019            12,055
07/31/03            11,912            11,883
08/31/03            12,000            12,039
09/30/03            12,204            12,360


                Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

* The chart above represents the performance of Class A shares only, which will vary from the performance of Class B and Class C shares based on the difference in loads and fees paid by shareholders in the different classes.
** The average annual total returns shown above are adjusted for maximum applicable sales charge.
*** Class A, Class B and Class C shares commenced operations on May 1, 2000, May 1, 2001 and May 23, 2000, respectively.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

TOUCHSTONE INTERMEDIATE TERM U.S. GOVERNMENT BOND FUND

The Fund's total return was 3.64% for the 12 months ended September 30, 2003. The total return for the Lehman Brothers Intermediate Government Bond Index was 3.49% for the same period.

During the year, the Fund was positioned for slightly higher interest rates. The Fund underweighted interest rate risk, by holding fewer U.S. Treasury securities during the year. Mortgage-backed securities, which provide a higher coupon return, lagged U.S. Treasuries slightly. Of concern, was the impact of volatile interest rates on homeowner refinancing, which cause prepayments to change rapidly on mortgage-backed securities.

The Fund continues to be positioned for slightly higher and less volatile interest rates. We continue to look favorably on the additional yield of mortgage-backed securities, but will closely manage the risk associated with a decrease in refinancing that would accompany higher interest rates.

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
              INTERMEDIATE TERM U.S. GOVERNMENT BOND FUND* AND THE
               LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX

                               [GRAPHIC OMITTED]

-------------------------------------------------
-------------------------------------------------
   Intermediate Term U.S. Government Bond Fund
         Average Annual Total Returns**
   -------------------------------------------
               1 Year     5 Years     10 Years***
Class A        (1.30%)     4.03%        4.66%
Class B****    (1.22%)        --           --
Class C****     2.75%         --           --
-------------------------------------------------

                 Intermediate     Lehman Brothers
                  Term U.S.        Intermediate
                  Government        Government
 Date             Bond Fund         Bond Index
--------------------------------------------------
09/30/03             9,525            10,000
12/31/93             9,457            10,015
03/31/94             9,072             9,830
06/30/94             8,902             9,775
09/30/94             8,881             9,850
12/31/94             8,861             9,840
03/31/95             9,316            10,249
06/30/95             9,871            10,728
09/30/95             9,993            10,894
12/31/95            10,355            11,258
03/31/96            10,146            11,182
06/30/96            10,157            11,257
09/30/96            10,347            11,450
12/31/96            10,617            11,715
03/31/97            10,557            11,712
06/30/97            10,856            12,039
09/30/97            11,149            12,347
12/31/97            11,384            12,620
03/31/98            11,545            12,811
06/30/98            11,784            13,048
09/30/98            12,324            13,657
12/31/98            12,291            13,691
03/31/99            12,175            13,654
06/30/99            12,037            13,627
09/30/99            12,086            13,765
12/31/99            12,050            13,758
03/31/00            12,251            13,983
06/30/00            12,420            14,238
09/30/00            12,726            14,619
12/31/00            13,255            15,199
03/31/01            13,579            15,655
06/30/01            13,598            15,720
09/30/01            14,247            16,501
12/31/01            14,111            16,478
03/31/02            14,065            16,435
06/30/02            14,657            17,070
09/30/02            15,221            17,892
12/31/02            15,404            18,066
03/31/03            15,531            18,234
06/30/03            15,758            18,542
09/30/03            15,774            18,517

                       Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

* The chart above represents the performance of Class A shares only, which will vary from the performance of Class B and Class C shares based on the difference in loads and fees paid by shareholders in the different classes.
** The average annual total returns shown above are adjusted for maximum applicable sales charge.
***  Class A shares commenced operations on February 6, 1981.
**** Class B and Class C shares commenced operations on May 1, 2001 and March 6, 2001, respectively.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2003

================================================================================================
                                                                         CORE           HIGH
                                                                         BOND          YIELD
                                                                         FUND           FUND
------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At cost .......................................................   $ 43,681,724   $ 70,706,897
                                                                     ===========================
   At market value - including $4,422,246 of securites
      loaned for the High Yield Fund .............................   $ 44,436,421   $ 73,966,029
Cash .............................................................            372             --
Dividends and interest receivable ................................        320,932      1,616,727
Receivable for capital shares sold ...............................         14,622        467,943
Receivable for securities sold ...................................      1,664,833             --
Other assets .....................................................         11,440         21,927
                                                                     ---------------------------
TOTAL ASSETS .....................................................     46,448,620     76,072,626
                                                                     ---------------------------
LIABILITIES
Bank overdraft ...................................................             --            305
Dividends payable ................................................          3,375        137,629
Payable upon return of securities loaned .........................             --      4,537,692
Payable for capital shares redeemed ..............................         14,496         32,796
Payable for securities purchased .................................      1,495,880             --
Payable to Adviser ...............................................         17,986         35,846
Payable to affiliates ............................................          9,459         11,321
Other accrued expenses and liabilities ...........................         29,221         36,409
                                                                     ---------------------------
TOTAL LIABILITIES ................................................      1,570,417      4,791,998
                                                                     ---------------------------
NET ASSETS .......................................................   $ 44,878,203   $ 71,280,628
                                                                     ===========================
NET ASSETS CONSIST OF:
Paid-in capital ..................................................   $ 43,256,485   $ 67,543,308
Undistributed net investment income ..............................        187,115             --
Accumulated net realized gains from security transactions ........        679,906        478,188
Net unrealized appreciation on investments .......................        754,697      3,259,132
                                                                     ---------------------------
NET ASSETS .......................................................   $ 44,878,203   $ 71,280,628
                                                                     ===========================
PRICING OF CLASS A SHARES
Net assets attributable to Class A shares ........................   $ 41,787,292   $ 52,822,222
                                                                     ===========================
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) ...........................      4,066,444      5,477,015
                                                                     ===========================
Net asset value and redemption price per share ...................   $      10.28   $       9.64
                                                                     ===========================
Maximum offering price per share .................................   $      10.79   $      10.12
                                                                     ===========================
PRICING OF CLASS B SHARES
Net assets attributable to Class B shares ........................   $  1,219,757   $  7,383,725
                                                                     ===========================
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) ...........................        125,106        766,657
                                                                     ===========================
Net asset value, offering price and redemption price per share* ..   $       9.75   $       9.63
                                                                     ===========================
PRICING OF CLASS C SHARES
Net assets attributable to Class C shares ........................   $  1,871,154   $ 11,074,681
                                                                     ===========================
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) ...........................        191,673      1,148,697
                                                                     ===========================
Net asset value, offering price and redemption price per share* ..   $       9.76   $       9.64
                                                                     ===========================

*    Redemption price per share varies by length of time shares are held.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2003

================================================================================================
                                                                    INSTITUTIONAL   INTERMEDIATE
                                                                   U.S. GOVERNMENT    TERM U.S.
                                                                        MONEY        GOVERNMENT
                                                                     MARKET FUND      BOND FUND
------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   Investment securities, at amortized cost ......................   $ 36,416,496   $ 32,545,845
   Repurchase agreements .........................................     14,600,000             --
                                                                     ---------------------------
Total investment securities, at amortized cost ...................   $ 51,016,496   $ 32,545,845
Investment securities at market value ............................   $ 51,016,496   $ 33,150,165
Cash .............................................................            727        150,482
Interest receivable ..............................................        359,212        228,121
Receivable for capital shares sold ...............................             --         11,415
Other assets .....................................................            928         17,826
                                                                     ---------------------------
TOTAL ASSETS .....................................................     51,377,363     33,558,009
                                                                     ---------------------------
LIABILITIES
Dividends payable ................................................          1,010         11,506
Payable for capital shares redeemed ..............................             --        626,357
Payable for securities purchased .................................             --      3,998,438
Payable to Adviser ...............................................          5,796         11,636
Payable to affiliates ............................................          5,765         10,004
Other accrued expenses and liabilities ...........................         28,543         29,364
                                                                     ---------------------------
TOTAL LIABILITIES ................................................         41,114      4,687,305
                                                                     ---------------------------
NET ASSETS .......................................................   $ 51,336,249   $ 28,870,704
                                                                     ===========================
NET ASSETS CONSIST OF:
Paid-in capital ..................................................   $ 51,312,708   $ 29,430,280
Undistributed net investment income ..............................             --          2,631
Accumulated net realized gains (losses) from security transactions         23,541     (1,166,527)
Net unrealized appreciation on investments .......................             --        604,320
                                                                     ---------------------------
NET ASSETS .......................................................   $ 51,336,249   $ 28,870,704
                                                                     ===========================
PRICING OF CLASS A SHARES
Net assets attributable to Class A shares ........................   $ 51,336,249   $ 25,741,473
                                                                     ===========================
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) ...........................     51,326,322      2,294,818
                                                                     ===========================
Net asset value and redemption price per share ...................   $       1.00   $      11.22
                                                                     ===========================
Maximum offering price per share .................................   $       1.00   $      11.78
                                                                     ===========================
PRICING OF CLASS B SHARES
Net assets attributable to Class B shares ........................   $         --   $  1,570,928
                                                                     ===========================
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) ...........................             --        140,031
                                                                     ===========================
Net asset value, offering price and redemption price per share* ..   $         --   $      11.22
                                                                     ===========================
PRICING OF CLASS C SHARES
Net assets attributable to Class C shares ........................   $         --   $  1,558,303
                                                                     ===========================
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) ...........................             --        139,048
                                                                     ===========================
Net asset value, offering price and redemption price per share* ..   $         --   $      11.21
                                                                     ===========================

*    Redemption price per share varies by length of time shares are held.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2003

=================================================================================================
                                                                        MONEY     U.S. GOVERNMENT
                                                                        MARKET      MONEY MARKET
                                                                         FUND           FUND
-------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   Investment securities, at amortized cost ......................   $230,375,671   $ 50,604,389
   Repurchase agreements .........................................             --     22,380,000
                                                                     ---------------------------
Total investment securities ......................................   $230,375,671   $ 72,984,389
Cash .............................................................             --            133
Interest receivable ..............................................      1,030,702        517,985
Receivable for securities sold ...................................      1,300,000             --
Other assets .....................................................         13,707          3,871
                                                                     ---------------------------
TOTAL ASSETS .....................................................    232,720,080     73,506,378
                                                                     ---------------------------
LIABILITIES
Bank overdraft ...................................................      1,289,914             --
Dividends payable ................................................            246            101
Payable to Adviser ...............................................         85,919         29,538
Payable to affiliates ............................................         29,907         14,157
Payable for securities purchased .................................        637,324             --
Other accrued expenses and liabilities ...........................        128,010         48,797
                                                                     ---------------------------
TOTAL LIABILITIES ................................................      2,171,320         92,593
                                                                     ---------------------------
NET ASSETS .......................................................   $230,548,760   $ 73,413,785
                                                                     ===========================
NET ASSETS CONSIST OF:
Paid-in capital ..................................................   $230,518,587   $ 73,407,836
Accumulated net realized gains from security transactions ........         30,173          5,949
                                                                     ---------------------------
NET ASSETS .......................................................   $230,548,760   $ 73,413,785
                                                                     ===========================
PRICING OF CLASS A SHARES
Net assets attributable to Class A shares ........................   $122,173,299   $ 73,413,785
                                                                     ===========================
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) ...........................    122,190,589     73,407,838
                                                                     ===========================
Net asset value and redemption price per share ...................   $       1.00   $       1.00
                                                                     ===========================
PRICING OF CLASS S SHARES
Net assets attributable to Class S shares ........................   $108,375,461   $         --
                                                                     ===========================
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) ...........................    108,359,748             --
                                                                     ===========================
Net asset value and redemption price per share ...................   $       1.00   $         --
                                                                     ===========================

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2003

==============================================================================================
                                                    CORE            HIGH    INSTITUTIONAL U.S.
                                                    BOND           YIELD     GOVERNMENT MONEY
                                                    FUND            FUND        MARKET  FUND
----------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends ...................................   $         --    $     22,250    $         --
Interest ....................................      1,913,364       4,881,083         715,860
                                                --------------------------------------------
TOTAL INVESTMENT INCOME .....................      1,913,364       4,903,333         715,860
                                                ============================================

EXPENSES
Investment advisory fees ....................        232,449         319,293          97,397
Distribution expenses, Class A ..............        137,950         151,630          48,698
Distribution expenses, Class B ..............         12,705          43,674              --
Distribution expenses, Class C ..............         22,591          55,251              --
Transfer agent fees, Class A ................         24,973          18,643          36,300
Transfer agent fees, Class B ................         12,000          12,000              --
Transfer agent fees, Class C ................         12,000          12,000              --
Accounting services fees ....................         41,250          44,250          27,000
Sponsor fees ................................         92,823         106,432              --
Custodian fees ..............................         19,185          17,636          23,000
Registration fees ...........................          2,085              --           5,274
Registration fees, Class A ..................         10,438          11,960              --
Registration fees, Class B ..................          8,652           9,457              --
Registration fees, Class C ..................          9,775           9,712              --
Reports to shareholders .....................          3,783           1,488           5,720
Professional fees ...........................         11,640          10,002          26,999
Postage and supplies ........................          7,916          26,251          20,093
Trustees' fees and expenses .................          8,182           9,009           8,300
Administration fees .........................         25,525          22,486           5,917
Other expenses ..............................          5,238          10,235           1,618
                                                --------------------------------------------
TOTAL EXPENSES ..............................        701,160         891,409         306,316
Sponsor fees waived .........................        (92,823)       (106,432)             --
Fees waived and/or expenses reimbursed
   by the Adviser ...........................       (164,192)       (150,378)       (111,531)
                                                --------------------------------------------
NET EXPENSES ................................        444,145         634,599         194,785
                                                --------------------------------------------

NET INVESTMENT INCOME .......................      1,469,219       4,268,734         521,075
                                                --------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS
Net realized gains from
   security transactions ....................        905,134         690,151          24,143
Net change in unrealized appreciation/
   depreciation on investments ..............       (506,504)      4,799,308              --
                                                --------------------------------------------
NET REALIZED AND UNREALIZED GAINS
   ON INVESTMENTS ...........................        398,630       5,489,459          24,143
                                                --------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ..   $  1,867,849    $  9,758,193    $    545,218
                                                ============================================

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2003

=============================================================================================
                                                INTERMEDIATE
                                                  TERM U.S.        MONEY      U.S. GOVERNMENT
                                                 GOVERNMENT        MARKET       MONEY MARKET
                                                  BOND FUND         FUND            FUND
---------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest income .............................   $  1,318,803    $  3,375,614    $  1,161,563
                                                --------------------------------------------

EXPENSES
Investment advisory fees ....................        174,270         906,629         399,491
Distribution expenses, Class A ..............        109,515         458,561         291,270
Distribution expenses, Class B ..............         17,439              --              --
Distribution expenses, Class C ..............         18,201              --              --
Distribution expenses, Class S ..............             --         431,849              --
Transfer agent fees, Class A ................         39,165         174,510         104,200
Transfer agent fees, Class B ................         12,000              --              --
Transfer agent fees, Class C ................         12,000              --              --
Transfer agent fees, Class S ................             --           8,000              --
Accounting services fees ....................         41,250          45,000          30,000
Custodian fees ..............................         23,535          60,000          34,600
Registration fees ...........................             --              --          14,965
Registration fees, Class A ..................         10,776          23,566              --
Registration fees, Class B ..................          9,627              --              --
Registration fees, Class C ..................          9,451              --              --
Registration fees, Class S ..................             --           8,191              --
Reports to shareholders .....................          1,528          35,149          17,826
Professional fees ...........................         18,912          28,727          25,153
Postage and supplies ........................         38,697         127,913          81,642
Trustees' fees and expenses .................          8,221           8,400           8,300
Administration fees .........................         12,547          82,843          30,073
Other expenses ..............................          2,526           3,555           1,980
                                                --------------------------------------------
TOTAL EXPENSES ..............................        559,660       2,402,893       1,039,500
Fees waived and/or expenses reimbursed
   by the Adviser ...........................       (184,367)       (576,865)       (249,860)
                                                --------------------------------------------
NET EXPENSES ................................        375,293       1,826,028         789,640
                                                --------------------------------------------

NET INVESTMENT INCOME .......................        943,510       1,549,586         371,923
                                                --------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS
Net realized gains from security transactions        600,986          33,505           7,587
Net change in unrealized appreciation/
   depreciation on investments ..............       (480,773)             --              --
                                                --------------------------------------------
NET REALIZED AND UNREALIZED GAINS
   ON INVESTMENTS ...........................        120,213          33,505           7,587
                                                --------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ..   $  1,063,723    $  1,583,091    $    379,510
                                                ============================================

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

==========================================================================================================
                                                  CORE BOND FUND                    HIGH YIELD FUND
----------------------------------------------------------------------------------------------------------
                                               YEAR             YEAR             YEAR             YEAR
                                              ENDED            ENDED            ENDED            ENDED
                                             SEPT. 30,        SEPT. 30,        SEPT. 30,        SEPT. 30,
                                               2003             2002             2003             2002
----------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income .................   $   1,469,219    $   1,837,449    $   4,268,734    $     942,918
Net realized gains (losses) from
   security transactions ..............         905,134        2,042,111          690,151         (167,535)
Net change in unrealized appreciation/
   depreciation on investments ........        (506,504)        (241,692)       4,799,308         (768,373)
                                          ----------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS ....................       1,867,849        3,637,868        9,758,193            7,010
                                          ----------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A ...      (1,406,450)      (1,853,643)      (3,512,499)        (858,073)
From net investment income, Class B ...         (34,962)         (20,382)        (333,287)         (56,724)
From net investment income, Class C ...         (61,192)         (65,322)        (422,948)         (28,125)
From net realized gains, Class A ......        (188,385)              --               --          (10,686)
From net realized gains, Class B ......          (5,663)              --               --             (152)
From net realized gains, Class C ......         (10,251)              --               --             (158)
                                          ----------------------------------------------------------------
DECREASE IN NET ASSETS FROM
   DISTRIBUTIONS TO SHAREHOLDERS ......      (1,706,903)      (1,939,347)      (4,268,734)        (953,918)
                                          ----------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold .............      16,173,716       96,813,315       33,540,101       17,197,271
Reinvested distributions ..............       1,543,154        1,768,192        2,981,352          838,086
Payments for shares redeemed ..........     (18,620,394)     (97,378,974)     (12,963,634)        (664,951)
                                          ----------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM CLASS A SHARE TRANSACTIONS ....        (903,524)       1,202,533       23,557,819       17,370,406
                                          ----------------------------------------------------------------

CLASS B
Proceeds from shares sold .............         524,775        1,210,803        5,724,598        1,918,019
Reinvested distributions ..............          26,568           18,376           79,836           23,059
Payments for shares redeemed ..........        (495,495)        (113,274)        (651,647)         (29,210)
                                          ----------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CLASS B
   SHARE TRANSACTIONS .................          55,848        1,115,905        5,152,787        1,911,868
                                          ----------------------------------------------------------------

CLASS C
Proceeds from shares sold .............       3,110,798        1,385,402       12,494,307        1,104,717
Reinvested distributions ..............          52,131           48,961          159,139           11,433
Payments for shares redeemed ..........      (3,711,919)        (572,464)      (2,957,788)        (204,180)
                                          ----------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM CLASS C TRANSACTIONS ..........        (548,990)         861,899        9,695,658          911,970
                                          ----------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS      (1,235,720)       4,878,858       43,895,723       19,247,336

NET ASSETS
Beginning of year .....................      46,113,923       41,235,065       27,384,905        8,137,569
                                          ----------------------------------------------------------------
End of year ...........................   $  44,878,203    $  46,113,923    $  71,280,628    $  27,384,905
                                          ================================================================

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

==========================================================================================================
                                               INSTITUTIONAL U.S.                 INTERMEDIATE TERM
                                                GOVERNMENT MONEY                   U.S. GOVERNMENT
                                                   MARKET FUND                        BOND FUND
----------------------------------------------------------------------------------------------------------
                                               YEAR             YEAR             YEAR             YEAR
                                              ENDED            ENDED            ENDED            ENDED
                                             SEPT. 30,        SEPT. 30,        SEPT. 30,        SEPT. 30,
                                               2003             2002             2003             2002
----------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income .................   $     521,075    $   1,117,578    $     943,510    $   1,390,923
Net realized gains (losses) from
   security transactions ..............          24,143               (1)         600,986          874,398
Net change in unrealized appreciation/
   depreciation on investments ........              --               --         (480,773)        (227,956)
                                          ----------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS .........................         545,218        1,117,577        1,063,723        2,037,365
                                          ----------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A ...        (521,075)      (1,117,578)      (1,010,023)      (1,378,658)
From net investment income, Class B ...              --               --          (41,205)          (8,760)
From net investment income, Class C ...              --               --          (42,412)         (16,859)
                                          ----------------------------------------------------------------
DECREASE IN NET ASSETS FROM
   DISTRIBUTIONS TO SHAREHOLDERS ......        (521,075)      (1,117,578)      (1,093,640)      (1,404,277)
                                          ----------------------------------------------------------------

CAPITAL CONTRIBUTION ..................              --               --          150,130               --
                                          ----------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold .............     121,227,440      101,713,944       44,464,763       48,640,746
Reinvested distributions ..............         500,314        1,053,065          840,842        1,171,038
Payments for shares redeemed ..........    (125,453,427)    (127,810,053)     (52,683,778)     (50,501,508)
                                          ----------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   CLASS A SHARE TRANSACTIONS .........      (3,725,673)     (25,043,044)      (7,378,173)        (689,724)
                                          ----------------------------------------------------------------

CLASS B
Proceeds from shares sold .............              --               --        1,609,675        1,246,060
Reinvested distributions ..............              --               --           31,936            8,104
Payments for shares redeemed ..........              --               --       (1,250,687)        (123,803)
                                          ----------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CLASS B SHARE TRANSACTIONS .........              --               --          390,924        1,130,361
                                          ----------------------------------------------------------------

CLASS C
Proceeds from shares sold .............              --               --        1,561,113        1,500,542
Reinvested distributions ..............              --               --           23,857           11,378
Payments for shares redeemed ..........              --               --       (1,355,216)        (375,792)
                                          ----------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CLASS C SHARE TRANSACTIONS .........              --               --          229,754        1,136,128
                                          ----------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS      (3,701,530)     (25,043,045)      (6,637,282)       2,209,853

NET ASSETS
Beginning of year .....................      55,037,779       80,080,824       35,507,986       33,298,133
                                          ----------------------------------------------------------------
End of year ...........................   $  51,336,249    $  55,037,779    $  28,870,704    $  35,507,986
                                          ================================================================

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

==========================================================================================================
                                                      MONEY                        U.S. GOVERNMENT
                                                      MARKET                         MONEY MARKET
                                                       FUND                              FUND
----------------------------------------------------------------------------------------------------------
                                               YEAR             YEAR             YEAR             YEAR
                                              ENDED            ENDED            ENDED            ENDED
                                             SEPT. 30,        SEPT. 30,        SEPT. 30,        SEPT. 30,
                                               2003             2002             2003             2002
----------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income .................   $   1,549,586    $   1,718,922    $     371,923    $     718,437
Net realized gains from security
   transactions .......................          33,505            7,440            7,587            1,831
                                          ----------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS .........................       1,583,091        1,726,362          379,510          720,268
                                          ----------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A ...      (1,261,158)      (1,750,681)        (371,923)        (718,444)
From net investment income, Class S ...        (288,428)              --               --               --
                                          ----------------------------------------------------------------
DECREASE IN NET ASSETS FROM
   DISTRIBUTIONS TO SHAREHOLDERS ......      (1,549,586)      (1,750,681)        (371,923)        (718,444)
                                          ----------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold .............     306,018,407      237,175,210      144,247,987      178,163,655
Reinvested distributions ..............       1,227,698        1,721,476          368,578          705,421
Payments for shares redeemed ..........    (299,222,415)    (209,192,629)    (153,542,826)    (161,489,086)
                                          ----------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM CLASS A SHARE TRANSACTIONS ....       8,023,690       29,704,057       (8,926,261)      17,379,990
                                          ----------------------------------------------------------------

CLASS S
Proceeds from shares sold .............     184,394,906               --               --               --
Reinvested distributions ..............         288,418               --               --               --
Payments for shares redeemed ..........     (76,323,576)              --               --               --
                                          ----------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CLASS S SHARE TRANSACTIONS .........     108,359,748               --               --               --
                                          ----------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS     116,416,943       29,679,738       (8,918,674)      17,381,814

NET ASSETS
Beginning of period ...................     114,131,817       84,452,079       82,332,459       64,950,645
                                          ----------------------------------------------------------------
End of period .........................   $ 230,548,760    $ 114,131,817    $  73,413,785    $  82,332,459
                                          ================================================================

See accompanying notes to financial statements.

CORE BOND FUND - CLASS A
FINANCIAL HIGHLIGHTS

==============================================================================================================================
                                                                 PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------------------------------------
                                                 YEAR          YEAR          YEAR      NINE MONTHS       YEAR          YEAR
                                                ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
                                               SEPT. 30,     SEPT. 30,     SEPT. 30,     SEPT. 30,     DEC. 31,      DEC. 31,
                                                 2003          2002          2001         2000(A)        1999          1998
------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ....   $    10.23    $    10.04    $     9.50    $     9.47    $    10.39    $    10.22
                                              --------------------------------------------------------------------------------

Income (loss) from investment operations:
   Net investment income ..................         0.34          0.44          0.53          0.48          0.59          0.55
   Net realized and unrealized
      gains (losses) on investments .......         0.09          0.21          0.54          0.03         (0.76)         0.30
                                              --------------------------------------------------------------------------------
Total from investment operations ..........         0.43          0.65          1.07          0.51         (0.17)         0.85
                                              --------------------------------------------------------------------------------

Less distributions:
   Dividends from net investment income ...        (0.34)        (0.46)        (0.53)        (0.48)        (0.68)        (0.57)
   Distributions from net realized gains ..        (0.04)           --            --            --            --         (0.11)
   Return of capital ......................           --            --            --            --         (0.07)           --
                                              --------------------------------------------------------------------------------
Total distributions .......................        (0.38)        (0.46)        (0.53)        (0.48)        (0.75)        (0.68)
                                              --------------------------------------------------------------------------------

Net asset value at end of period ..........   $    10.28    $    10.23    $    10.04    $     9.50    $     9.47    $    10.39
                                              ================================================================================

Total return(B) ...........................        4.31%         6.66%        11.61%         5.50%(C)     (1.68%)        8.56%
                                              ================================================================================

Net assets at end of period (000's) .......   $   41,787    $   42,530    $   39,683    $   22,086    $    4,310    $    4,924
                                              ================================================================================

Ratio of net expenses to
   average net assets .....................        0.90%         0.90%         0.90%         0.90%(D)      0.90%         0.90%

Ratio of net investment income
   to average net assets ..................        3.22%         4.37%         5.41%         6.16%(D)      5.92%         5.68%

Portfolio turnover rate ...................         263%          205%           93%          126%(D)        57%          170%

(A) Effective after the close of business on September 30, 2000, the Fund changed its fiscal year-end to September 30.

(B)  Total returns shown exclude the effect of applicable sales loads.

(C)  Not annualized.

(D)  Annualized.

See accompanying notes to financial statements.

CORE BOND FUND - CLASS B
FINANCIAL HIGHLIGHTS

====================================================================================
                       PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------
                                                 YEAR          YEAR         PERIOD
                                                ENDED         ENDED         ENDED
                                               SEPT. 30,     SEPT. 30,     SEPT. 30,
                                                 2003          2002         2001(A)
------------------------------------------------------------------------------------
Net asset value at beginning of period ....   $     9.73    $     9.59    $     9.33
                                              --------------------------------------

Income from investment operations:
   Net investment income ..................         0.24          0.39          0.18
   Net realized and unrealized gains
      on investments ......................         0.09          0.16          0.26
                                              --------------------------------------
Total from investment operations ..........         0.33          0.55          0.44
                                              --------------------------------------

Less distributions:
   Dividends from net investment income ...        (0.27)        (0.41)        (0.18)
   Distributions from net realized gains ..        (0.04)           --            --
                                              --------------------------------------
Total distributions .......................        (0.31)        (0.41)        (0.18)
                                              --------------------------------------

Net asset value at end of period ..........   $     9.75    $     9.73    $     9.59
                                              ======================================

Total return(B) ...........................        3.49%         5.89%         4.78%(C)
                                              ======================================

Net assets at end of period (000's) .......   $    1,220    $    1,163    $       30
                                              ======================================

Ratio of net expenses to average net assets        1.65%         1.65%         1.60%(D)

Ratio of net investment income
   to average net assets ..................        2.46%         3.64%         4.29%(D)

Portfolio turnover rate ...................         263%          205%           93%(D)

(A) Represents the period from commencement of operations (May 1, 2001) through September 30, 2001.

(B)  Total returns shown exclude the effect of applicable sales loads.

(C)  Not annualized.

(D)  Annualized.

See accompanying notes to financial statements.

CORE BOND FUND - CLASS C
FINANCIAL HIGHLIGHTS

================================================================================================================
                                                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------------------
                                                 YEAR          YEAR          YEAR       NINE MONTHS      YEAR
                                                ENDED         ENDED         ENDED         ENDED         ENDED
                                               SEPT. 30,     SEPT. 30,     SEPT. 30,     SEPT. 30,     DEC. 31,
                                                 2003          2002          2001         2000(B)       1999(A)
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ....   $     9.74    $     9.59    $     9.07    $     9.15    $    10.08
                                              ------------------------------------------------------------------

Income (loss) from investment operations:
   Net investment income ..................         0.24          0.37          0.45          0.37          0.51
   Net realized and unrealized gains
      (losses) on investments .............         0.09          0.17          0.53         (0.03)        (0.75)
                                              ------------------------------------------------------------------
Total from investment operations ..........         0.33          0.54          0.98          0.34         (0.24)
                                              ------------------------------------------------------------------

Less distributions:
   Dividends from net investment
      income ..............................        (0.27)        (0.39)        (0.46)        (0.42)        (0.62)
   Distributions from net realized gains ..        (0.04)           --            --            --            --
   Return of capital ......................           --            --            --            --         (0.07)
                                              ------------------------------------------------------------------
Total distributions .......................        (0.31)        (0.39)        (0.46)        (0.42)        (0.69)
                                              ------------------------------------------------------------------

Net asset value at end of period ..........   $     9.76    $     9.74    $     9.59    $     9.07    $     9.15
                                              ==================================================================

Total return(C) ...........................        3.47%         5.82%        11.10%         3.87%(D)     (2.41%)
                                              ==================================================================

Net assets at end of period (000's) .......   $    1,871    $    2,421    $    1,522    $      992    $      998
                                              ==================================================================

Ratio of net expenses to
   average net assets .....................        1.65%         1.65%         1.65%         1.65%(E)      1.65%

Ratio of net investment income to
   average net assets .....................        2.49%         3.70%         4.73%         5.41%(E)      5.18%

Portfolio turnover rate ...................         263%          205%           93%          126%(E)       120%

(A) Represents the period from commencement of operations (January 1, 1999) through December 31, 1999.

(B) Effective after the close of business on September 30, 2000, the Fund changed its fiscal year-end to September 30.

(C)  Total returns shown exclude the effect of applicable sales loads.

(D)  Not annualized.

(E)  Annualized.

See accompanying notes to financial statements.

HIGH YIELD FUND - CLASS A
FINANCIAL HIGHLIGHTS

==================================================================================================
                                     PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------------------------
                                                 YEAR          YEAR          YEAR         PERIOD
                                                ENDED         ENDED         ENDED         ENDED
                                               SEPT. 30,     SEPT. 30,     SEPT. 30,     SEPT. 30,
                                                 2003          2002          2001         2000(A)
--------------------------------------------------------------------------------------------------
Net asset value at beginning of period ....   $     8.59    $     9.07    $    10.09    $    10.00
                                              ----------------------------------------------------

Income (loss) from investment operations:
   Net investment income ..................         0.75          0.72          0.90          0.33
   Net realized and unrealized gains
      (losses) on investments .............         1.04         (0.47)        (1.01)         0.09
                                              ----------------------------------------------------
Total from investment operations ..........         1.79          0.25         (0.11)         0.42
                                              ----------------------------------------------------

Less distributions:
   Dividends from net investment income ...        (0.74)        (0.72)        (0.90)        (0.33)
   Distributions from net realized gains ..           --         (0.01)        (0.01)           --
                                              ----------------------------------------------------
Total distributions .......................        (0.74)        (0.73)        (0.91)        (0.33)
                                              ----------------------------------------------------

Net asset value at end of period ..........   $     9.64    $     8.59    $     9.07    $    10.09
                                              ====================================================

Total return(B) ...........................       21.60%         2.50%        (1.34%)        4.20%(C)
                                              ====================================================

Net assets at end of period (000's) .......   $   52,822    $   24,609    $    7,991    $    7,327
                                              ====================================================

Ratio of net expenses to
   average net assets .....................        1.05%         1.05%         1.05%         1.04%(D)

Ratio of net investment income to
   average net assets .....................        8.17%         7.79%         9.20%         7.77%(D)

Portfolio turnover rate ...................          64%           53%           67%           13%(D)

(A) Represents the period from commencement of operations (May 1, 2000) through September 30, 2000.

(B)  Total returns shown exclude the effect of applicable sales loads.

(C)  Not annualized.

(D)  Annualized.

See accompanying notes to financial statements.

HIGH YIELD FUND - CLASS B
FINANCIAL HIGHLIGHTS

====================================================================================
                       PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------
                                                 YEAR          YEAR         PERIOD
                                                ENDED         ENDED         ENDED
                                               SEPT. 30,     SEPT. 30,     SEPT. 30,
                                                 2003          2002         2001(A)
------------------------------------------------------------------------------------
Net asset value at beginning of period ....   $     8.59    $     9.08    $     9.85
                                              --------------------------------------

Income (loss) from investment operations:
   Net investment income ..................         0.68          0.66          0.35
   Net realized and unrealized gains
      (losses) on investments .............         1.04         (0.48)        (0.76)
                                              --------------------------------------
Total from investment operations ..........         1.72          0.18         (0.41)
                                              --------------------------------------

Less distributions:
   Dividends from net investment income ...        (0.68)        (0.66)        (0.35)
   Distributions from net realized gains ..           --         (0.01)        (0.01)
                                              --------------------------------------
Total distributions .......................        (0.68)        (0.67)        (0.36)
                                              --------------------------------------

Net asset value at end of period ..........   $     9.63    $     8.59    $     9.08
                                              ======================================

Total return(B) ...........................       20.67%         1.80%        (4.38%)(C)
                                              ======================================

Net assets at end of period (000's) .......   $    7,384    $    1,854    $       75
                                              ======================================

Ratio of net expenses to average net assets        1.80%         1.80%         1.78%(D)

Ratio of net investment income
   to average net assets ..................        7.31%         6.93%         8.34%(D)

Portfolio turnover rate ...................          64%           53%           67%(D)

(A) Represents the period from commencement of operations (May 1, 2001) through September 30, 2001.

(B)  Total returns shown exclude the effect of applicable sales loads.

(C)  Not annualized.

(D)  Annualized.

See accompanying notes to financial statements.

HIGH YIELD FUND - CLASS C
FINANCIAL HIGHLIGHTS

==================================================================================================
                                     PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------------------------
                                                 YEAR          YEAR          YEAR         PERIOD
                                                ENDED         ENDED         ENDED         ENDED
                                               SEPT. 30,     SEPT. 30,     SEPT. 30,     SEPT. 30,
                                                 2003          2002          2001         2000(A)
--------------------------------------------------------------------------------------------------
Net asset value at beginning of period ....   $     8.60    $     9.09    $    10.11    $    10.00
                                              ----------------------------------------------------

Income (loss) from investment operations:
   Net investment income ..................         0.68          0.66          0.83          0.27
   Net realized and unrealized gains
      (losses) on investments .............         1.04         (0.48)        (1.01)         0.15
                                              ----------------------------------------------------
Total from investment operations ..........         1.72          0.18         (0.18)         0.42
                                              ----------------------------------------------------

Less distributions:
   Dividends from net investment income ...        (0.68)        (0.66)        (0.83)        (0.27)
   Distributions from net realized gains ..           --         (0.01)        (0.01)        (0.04)
                                              ----------------------------------------------------
Total distributions .......................        (0.68)        (0.67)        (0.84)        (0.31)
                                              ----------------------------------------------------

Net asset value at end of period ..........   $     9.64    $     8.60    $     9.09    $    10.11
                                              ====================================================

Total return(B) ...........................       20.70%         1.74%        (2.03%)        4.21%(C)
                                              ====================================================

Net assets at end of period (000's) .......   $   11,075    $      922    $       72    $       12
                                              ====================================================

Ratio of net expenses to average net assets        1.80%         1.80%         1.80%         1.80%(D)

Ratio of net investment income to
   average net assets .....................        7.23%         6.96%         8.37%         7.91%(D)

Portfolio turnover rate ...................          64%           53%           67%           13%(D)

(A) Represents the period from commencement of operations (May 23, 2000) through September 30, 2000.

(B)  Total returns shown exclude the effect of applicable sales loads.

(C)  Not annualized.

(D)  Annualized.

See accompanying notes to financial statements.

INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS

================================================================================================================
                                                     PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
----------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED SEPTEMBER 30,
                                              ------------------------------------------------------------------
                                                 2003          2002          2001          2000          1999
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ......   $    1.000    $    1.000    $    1.000    $    1.000    $    1.000
                                              ------------------------------------------------------------------

Net investment income .....................        0.011         0.018         0.049         0.057         0.047
                                              ------------------------------------------------------------------

Net realized gains (losses)
   on investments .........................        0.000(A)     (0.000)(A)        --            --            --
                                              ------------------------------------------------------------------

Dividends from net investment income ......       (0.011)       (0.018)       (0.049)       (0.057)       (0.047)
                                              ------------------------------------------------------------------

Net asset value at end of year ............   $    1.000    $    1.000    $    1.000    $    1.000    $    1.000
                                              ==================================================================

Total return ..............................        1.05%         1.81%         5.02%         5.83%         4.78%
                                              ==================================================================

Net assets at end of year (000's) .........   $   51,336    $   55,038    $   80,081    $   58,306    $   49,848
                                              ==================================================================

Ratio of net expenses to
   average net assets .....................        0.40%         0.40%         0.40%         0.40%         0.40%(B)

Ratio of net investment income to
   average net assets .....................        1.07%         1.83%         4.90%         5.73%         4.68%

(A)  Amount rounds to less than $0.0005.

(B) Absent voluntary fee waivers, the ratio of expenses to average net assets would have been 0.47% for the year ended September 30, 1999.

See accompanying notes to financial statements.

INTERMEDIATE TERM U.S. GOVERNMENT BOND FUND
- CLASS A
FINANCIAL HIGHLIGHTS

================================================================================================================
                                                     PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
----------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED SEPTEMBER 30,
                                              ------------------------------------------------------------------
                                                 2003          2002          2001          2000          1999
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ......   $    11.18    $    10.92    $    10.27    $    10.34    $    11.15
                                              ------------------------------------------------------------------

Income (loss) from investment operations:
   Net investment income ..................         0.30          0.46          0.55          0.59          0.60
   Net realized and unrealized gains
      (losses) on investments .............         0.04          0.26          0.65         (0.07)        (0.81)
                                              ------------------------------------------------------------------
Total from investment operations ..........         0.34          0.72          1.20          0.52         (0.21)
                                              ------------------------------------------------------------------

Dividends from net investment income ......        (0.36)        (0.46)        (0.55)        (0.59)        (0.60)
                                              ------------------------------------------------------------------

Capital contribution ......................         0.06            --            --            --            --
                                              ------------------------------------------------------------------

Net asset value at end of year ............   $    11.22    $    11.18    $    10.92    $    10.27    $    10.34
                                              ==================================================================

Total return(A) ...........................        3.64%(B)      6.83%        11.94%         5.29%        (1.93%)
                                              ==================================================================

Net assets at end of year (000's) .........   $   25,741    $   33,011    $   33,118    $   35,896    $   45,060
                                              ==================================================================

Ratio of net expenses to
   average net assets .....................        0.99%         0.99%         0.99%         0.99%         0.99%

Ratio of net investment income to
   average net assets .....................        2.80%         4.22%         5.19%         5.87%         5.59%

Portfolio turnover rate ...................         132%          156%           53%           27%           58%

(A)  Total returns shown exclude the effect of applicable sales loads.

(B) Total return would have been 3.10% without the capital contribution made by the Adviser and affiliates.

See accompanying notes to financial statements.

INTERMEDIATE TERM U.S. GOVERNMENT BOND FUND
- CLASS B
FINANCIAL HIGHLIGHTS

====================================================================================
                       PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------
                                                 YEAR          YEAR         PERIOD
                                                ENDED         ENDED         ENDED
                                               SEPT. 30,     SEPT. 30,     SEPT. 30,
                                                 2003          2002         2001(A)
------------------------------------------------------------------------------------
Net asset value at beginning of period ....   $    11.18    $    10.92    $    10.59
                                              --------------------------------------

Income from investment operations:
   Net investment income ..................         0.22          0.37          0.19
   Net realized and unrealized gains
      on investments ......................         0.03          0.26          0.33
                                              --------------------------------------
Total from investment operations ..........         0.25          0.63          0.52
                                              --------------------------------------

Dividends from net investment income ......        (0.27)        (0.37)        (0.19)
                                              --------------------------------------

Capital contribution ......................         0.06            --            --
                                              --------------------------------------

Net asset value at end of period ..........   $    11.22    $    11.18    $    10.92
                                              ======================================

Total return(B) ...........................        2.78%(C)      5.97%         4.96%(D)
                                              ======================================

Net assets at end of period (000's) .......   $    1,571    $    1,171    $       20
                                              ======================================

Ratio of net expenses to average net assets        1.83%         1.83%         1.83%(E)

Ratio of net investment income to
   average net assets .....................        1.93%         3.14%         4.02%(E)

Portfolio turnover rate ...................         132%          156%           53%(E)

(A) Represents the period from commencement of operations (May 1, 2001) through September 30, 2001.

(B)  Total returns shown exclude the effect of applicable sales loads.

(C) Total return would have been 2.27% without the capital contribution made by the Adviser and affiliates.

(D)  Not annualized.

(E)  Annualized.

See accompanying notes to financial statements.

INTERMEDIATE TERM U.S. GOVERNMENT BOND FUND
- CLASS C
FINANCIAL HIGHLIGHTS

====================================================================================
                       PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------
                                                 YEAR          YEAR         PERIOD
                                                ENDED         ENDED         ENDED
                                               SEPT. 30,     SEPT. 30,     SEPT. 30,
                                                 2003          2002         2001(A)
------------------------------------------------------------------------------------
Net asset value at beginning of period ....   $    11.17    $    10.91    $    10.65
                                              --------------------------------------

Income from investment operations:
   Net investment income ..................         0.20          0.37          0.29
   Net realized and unrealized gains
      on investments ......................         0.04          0.26          0.26
                                              --------------------------------------
Total from investment operations ..........         0.24          0.63          0.55
                                              --------------------------------------

Dividends from net investment income ......        (0.26)        (0.37)        (0.29)
                                              --------------------------------------

Capital contribution ......................         0.06            --            --
                                              --------------------------------------

Net asset value at end of period ..........   $    11.21    $    11.17    $    10.91
                                              ======================================

Total return(B) ...........................        2.75%(C)      5.93%         5.29%(D)
                                              ======================================

Net assets at end of period (000's) .......   $    1,558    $    1,325    $      160
                                              ======================================

Ratio of net expenses to average net assets        1.85%         1.85%         1.85%(E)

Ratio of net investment income
   to average net assets ..................        1.90%         3.24%         4.14%(E)

Portfolio turnover rate ...................         132%          156%           53%(E)

(A) Represents the period from commencement of operations (March 6, 2001) through September 30, 2001.

(B)  Total returns shown exclude the effect of applicable sales loads.

(C) Total return would have been 2.23% without the capital contribution made by the Adviser and affiliates.

(D)  Not annualized.

(E)  Annualized.

See accompanying notes to financial statements.

MONEY MARKET FUND - CLASS A
FINANCIAL HIGHLIGHTS

================================================================================================================
                                                     PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
----------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED SEPTEMBER 30,
                                              ------------------------------------------------------------------
                                                 2003          2002          2001          2000          1999
----------------------------------------------------------------------------------------------------------------

Net asset value at beginning of year ......   $    1.000    $    1.000    $    1.000    $    1.000    $    1.000
                                              ------------------------------------------------------------------

Net investment income .....................        0.010         0.020         0.048         0.056         0.046
                                              ------------------------------------------------------------------

Net realized gains on investments .........        0.000(A)      0.000(A)         --            --            --
                                              ------------------------------------------------------------------

Dividends from net investment income ......       (0.010)       (0.020)       (0.048)       (0.056)       (0.046)
                                              ------------------------------------------------------------------

Net asset value at end of year ............   $    1.000    $    1.000    $    1.000    $    1.000    $    1.000
                                              ==================================================================

Total return ..............................        0.98%         2.05%         4.91%         5.79%         4.74%
                                              ==================================================================

Net assets at end of year (000's) .........   $  122,173    $  114,132    $   84,452    $   42,935    $   23,198
                                              ==================================================================

Ratio of net expenses to
   average net assets .....................        0.76%         0.65%         0.65%         0.65%         0.65%(B)

Ratio of net investment income
   to average net assets ..................        0.96%         1.96%         4.60%         5.75%         4.63%

(A)  Amount rounds to less than $0.0005.

(B) Absent voluntary fee waivers, the ratio of expenses to average net assets would have been 1.11% for the year ended September 30, 1999.

See accompanying notes to financial statements.

MONEY MARKET FUND - CLASS S
FINANCIAL HIGHLIGHTS
================================================================================
                    PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                     PERIOD
                                                                      ENDED
                                                                    SEPT. 30,
                                                                     2003(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period .........................   $    1.000
                                                                   ----------

Net investment income ..........................................        0.003
                                                                   ----------

Dividends from net investment income ...........................       (0.003)
                                                                   ----------

Net asset value at end of period ...............................   $    1.000
                                                                   ==========

Total return ...................................................        0.40%(B)
                                                                   ==========

Net assets at end of period (000's) ............................   $  108,375
                                                                   ==========

Ratio of net expenses to average net assets ....................        1.15%(B)

Ratio of net investment income to average net assets ...........        0.40%(B)

(A) Represents the period from commencement of operations (February 3, 2003) through September 30, 2003.

(B)  Annualized.

See accompanying notes to financial statements.

U.S. GOVERNMENT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS

================================================================================================================
                                                     PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
----------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED SEPTEMBER 30,
                                              ------------------------------------------------------------------
                                                 2003          2002          2001          2000          1999
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ......   $    1.000    $    1.000    $    1.000    $    1.000    $    1.000
                                              ------------------------------------------------------------------

Net investment income .....................        0.004         0.010         0.041         0.049         0.040
                                              ------------------------------------------------------------------

Net realized gains on investments .........        0.000(A)      0.000(A)         --            --            --
                                              ------------------------------------------------------------------

Dividends from net investment income ......       (0.004)       (0.010)       (0.041)       (0.049)       (0.040)
                                              ------------------------------------------------------------------

Net asset value at end of year ............   $    1.000    $    1.000    $    1.000    $    1.000    $    1.000
                                              ==================================================================

Total return ..............................        0.44%         1.03%         4.18%         5.02%         4.02%
                                              ==================================================================

Net assets at end of year (000's) .........   $   73,414    $   82,332    $   64,951    $   79,870    $  110,060
                                              ==================================================================

Ratio of net expenses to
   average net assets .....................        0.95%         0.95%         0.95%         0.95%         0.95%

Ratio of net investment income to
   average net assets .....................        0.45%         1.02%         4.23%         4.86%         3.95%

(A)  Amount rounds to less than $0.0005.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2003
================================================================================

1.   ORGANIZATION

The Core Bond Fund, High Yield Fund, Institutional U.S. Government Money Market Fund, Intermediate Term U.S. Government Bond Fund, Money Market Fund, and U.S. Government Money Market Fund, (individually, a Fund, and collectively, the Funds) are each a series of Touchstone Investment Trust (the Trust). The Trust is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated December 7, 1980. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund.

The Core Bond Fund seeks to provide as high a level of current income as is consistent with the preservation of capital, by investing primarily in bonds (at least 80% of assets). The Fund expects to have an average effective maturity of between 5 and 15 years. The Fund invests at least 65% of total assets in investment grade securities. Capital appreciation is a secondary goal.

The High Yield Fund seeks to achieve a high level of income as its main goal. The Fund invests primarily in non-investment grade debt securities (at least 80% of assets). The Fund expects to have an average maturity of between 6 and 10 years, but it may vary between 4 and 12 years. Capital appreciation is a secondary consideration.

The Institutional U.S. Government Money Market Fund seeks high current income, consistent with the protection of capital, by investing primarily (at least 80% of assets) in securities issued by the U.S. Treasury or agencies of the U.S. Government, including mortgage-related U.S. Government securities.

The Intermediate Term U.S. Government Bond Fund seeks high current income, consistent with the protection of capital, by investing primarily in U.S.
Government  bonds (at  least 80% of  assets),  including  mortgage-related  U.S.
Government securities. The dollar-weighted average maturity of the Fund's portfolio normally will be between 3 and 10 years. To the extent consistent with the Fund's primary goal, capital appreciation is a secondary goal.

The Money Market Fund seeks high current  income,  consistent with liquidity and
stability  of  principal.   The  Fund  invests  in  high-quality   money  market
instruments.

The U.S. Government Money Market Fund seeks high current income, consistent with the protection of capital, by investing primarily (at least 80% of assets) in securities issued by the U.S. Government, or its agencies, including mortgage-related U.S. Government securities.

The Core Bond Fund, High Yield Fund and Intermediate Term U.S. Government Bond Fund are each authorized to offer three classes of shares: Class A shares (sold subject to a maximum 4.75% front-end sales load and a distribution fee of up to 0.35% of average daily net assets), Class B shares (sold subject to a maximum contingent deferred sales load of 5.00% for a one-year period and incrementally reduced over time and a distribution fee of up to 1.00% of average daily net assets) and Class C shares (sold subject to a maximum contingent deferred sales load of 1.00% for a one-year period and a distribution fee of up to 1.00% of average daily net assets). Each Class A, Class B and Class C share of a Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Class B and Class C shares bear the expenses of higher distribution fees, which is expected to cause Class B and Class C shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

The Money Market Fund offers two classes of shares: Class A shares (sold subject to a distribution fee of up to 0.35% of average daily net assets of Class A shares) and Class S shares (sold subject to a distribution fee of up to 1.00% of average daily net assets of Class S shares). The current maximum distribution fee for Class S shares is limited to 0.60% of average daily net assets of Class S shares.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds' significant accounting policies:

Securities valuation - Investment securities in the Institutional U.S. Government Money Market Fund, Money Market Fund and U.S. Government Money Market Fund are valued on the amortized cost basis, which approximates market value. This involves initially valuing a security at its original cost and thereafter assuming a constant amortization to maturity of any discount or premium. This method of valuation is expected to enable these Funds to maintain a constant net asset value per share. Investment securities in the Core Bond Fund, High Yield Fund and Intermediate Term U.S. Government Bond Fund for which market quotations are readily available are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures approved by and under the general supervision of the Board of Trustees.

Portfolio Securities Loaned - As of September 30, 2003, the High Yield Fund had loaned corporate bonds having a fair value of approximately $4,422,246 and had received collateral valued at $4,537,692 for the loan. All collateral is received, held and administered by the Fund's Custodian for the benefit of the Fund in the applicable custody account or other account established for the purpose of holding collateral.

The High Yield Fund receives compensation in the form of fees, or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

Repurchase agreements - Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

Dollar Roll Transactions - The Core Bond Fund and the Intermediate Term U.S. Government Bond Fund may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest or similar as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

Dollar roll transactions involve the risk that the buyer of the securities sold by the Fund may be unable to deliver the securities when the Fund seeks to repurchase them.

Share valuation - The net asset value per share of each class of shares of the Core Bond Fund, High Yield Fund, Intermediate Term U.S. Government Bond Fund and Money Market Fund is calculated daily by dividing the total value of the Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The net asset value per share of the Institutional U.S. Government Money Market Fund and U.S. Government Money Market Fund is calculated daily by dividing the total value of a Fund's assets, less liabilities, by the number of shares outstanding.

The offering price per share of the Institutional U.S. Government Money Market Fund, Money Market Fund and U.S. Government Money Market Fund is equal to the net asset value per share. The maximum offering price per share of Class A shares of the Core Bond Fund, High Yield Fund and Intermediate Term U.S. Government Bond Fund is equal to the net asset value per share plus a sales load equal to 4.99% of the net asset value (or 4.75% of the offering price). The maximum offering price per share of Class B and Class C shares of the Core Bond Fund, High Yield Fund and Intermediate Term U.S. Government Bond Fund is equal to the net asset value per share.

The redemption price per share of a Fund, or of each class of shares of a Fund, is equal to the net asset value per share. However, redemptions of Class B and Class C shares of the Core Bond Fund, High Yield Fund and Intermediate Term U.S. Government Bond Fund are subject to a contingent deferred sales load of 5.00% (incrementally reduced over time) and 1.00%, respectively, of the original purchase price if redeemed within a one-year period from the date of purchase.

Investment income - Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate accounting principles generally accepted in the United States.

Distributions to shareholders - Dividends arising from net investment income are distributed daily and paid on the last business day of each month to shareholders of each Fund, except for Core Bond Fund and High Yield Fund which are distributed and paid monthly. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Allocations - Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Core Bond Fund, High Yield Fund, Intermediate Term U.S. Government Bond Fund and Money Market Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionately among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Security transactions - Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

Federal income tax - It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of distributions paid for the years ended September 30, 2003 and 2002 was as follows:

----------------------------------------------------------------------------------------------------------------
                                                                                              INSTITUTIONAL
                                                                                             U.S. GOVERNMENT
                                            CORE BOND                 HIGH YIELD               MONEY MARKET
                                               FUND                      FUND                      FUND
----------------------------------------------------------------------------------------------------------------
                                        2003         2002         2003         2002         2003         2002
----------------------------------------------------------------------------------------------------------------
From ordinary income .............   $1,502,604   $1,939,347   $4,268,734   $  953,918   $  521,075   $1,117,578
From long-term capital gains .....      204,299           --           --           --           --           --
                                     ---------------------------------------------------------------------------
                                     $1,706,903   $1,939,347   $4,268,734   $  953,918   $  521,075   $1,117,578
                                     ---------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                        INTERMEDIATE TERM                                    U.S. GOVERNMENT
                                         U.S. GOVERNMENT             MONEY MARKET              MONEY MARKET
                                            BOND FUND                    FUND                      FUND
----------------------------------------------------------------------------------------------------------------
                                        2003         2002         2003         2002         2003         2002
----------------------------------------------------------------------------------------------------------------
From ordinary income .............   $1,093,640   $1,404,277   $1,549,586   $1,750,681   $  371,923   $  718,444
                                     ---------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

Reclassification of capital accounts - These reclassifications have no impact on the net asset value of the Funds and are designed to present the Funds' capital accounts on a tax basis. Reclassifications result primarily from the difference in the tax treatment of paydown securities and expiration of capital loss carryforwards.

------------------------------------------------------------------------------------------------------
                                                                         UNDISTRIBUTED   ACCUMULATED
                                                            PAID-IN     NET INVESTMENT   NET REALIZED
                                                            CAPITAL         INCOME      GAINS (LOSSES)
------------------------------------------------------------------------------------------------------
Core Bond Fund ........................................   $       --      $  220,500     $ (220,500)
Institutional U.S. Government Money Market Fund .......      (13,614)             --         13,614
Intermediate Term U.S. Government Bond Fund ...........           --         152,761       (152,761)
------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

The following information is computed on a tax basis for each item as of September 30, 2003:

--------------------------------------------------------------------------------
                                                                   INTERMEDIATE
                                                                     TERM U.S.
                                    CORE BOND       HIGH YIELD      GOVERNMENT
                                       FUND            FUND          BOND FUND
--------------------------------------------------------------------------------
Cost of portfolio investments ...  $ 43,696,367    $ 66,169,205    $ 32,545,936

Gross unrealized appreciation ...       848,720       3,911,859         634,430

Gross unrealized depreciation ...      (108,666)       (652,727)        (30,201)
                                   --------------------------------------------
Net unrealized appreciation .....       740,054       3,259,132         604,229
                                   ============================================
Capital loss carryforward .......            --              --      (1,166,436)
                                   ============================================
Undistributed ordinary income ...       365,330         796,744          14,137
                                   ============================================
Undistributed long-term gains ...       519,709              --              --
                                   ============================================
Post-October losses .............            --        (180,927)             --
                                   ============================================
Other temporary differences .....        (3,375)       (137,629)        (11,506)
                                   ============================================
   Accumulated earnings (deficit)  $  1,621,718    $  3,737,320    $   (559,576)
                                   ============================================
--------------------------------------------------------------------------------

The difference between the cost of portfolio investments and financial statement cost for the Funds is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

--------------------------------------------------------------------------------
                                  INSTITUTIONAL
                                 U.S. GOVERNMENT                 U.S. GOVERNMENT
                                   MONEY MARKET    MONEY MARKET    MONEY MARKET
                                       FUND            FUND            FUND
--------------------------------------------------------------------------------
Cost of portfolio investments ...  $ 51,016,496    $230,375,671    $ 72,984,389
                                   ============================================
Undistributed ordinary income ...        24,551          30,419           6,050
                                   ============================================
Other temporary differences .....        (1,010)           (246)           (101)
                                   ============================================
   Accumulated earnings .........  $     23,541    $     30,173    $      5,949
                                   ============================================
--------------------------------------------------------------------------------

As of September 30, 2003, the Funds had the following capital loss carryforwards for federal income tax purposes.

--------------------------------------------------------------------------------
                                                                       EXPIRES
FUND                                                    AMOUNT      SEPTEMBER 30
--------------------------------------------------------------------------------
Intermediate Term U.S. Government Bond Fund .......   $  814,739        2004
                                                         221,155        2005
                                                           8,095        2006
                                                         122,447        2009
--------------------------------------------------------------------------------

In addition, the High Yield Fund elected to defer until its subsequent tax year $180,927 of capital losses incurred after October 31, 2002. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

3.   INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) were as follows for the year ended September 30, 2003:

------------------------------------------------------------------------------------------
                                                                              INTERMEDIATE
                                                    CORE           HIGH         TERM U.S.
                                                    BOND          YIELD        GOVERNMENT
                                                    FUND           FUND         BOND FUND
------------------------------------------------------------------------------------------
Purchases of investment securities ..........   $116,128,407   $ 66,962,039   $ 42,127,984
                                                ------------------------------------------
Proceeds from sales and maturities of
   investment securities ....................   $119,773,798   $ 31,758,227   $ 46,993,210
                                                ------------------------------------------
------------------------------------------------------------------------------------------

4.   TRANSACTIONS WITH AFFILIATES

Certain officers of the Trust are also officers of Touchstone Advisors, Inc. (the Adviser), the Trust's investment adviser, Touchstone Securities, Inc. (the Underwriter), the Trust's principal underwriter, and Integrated Fund Services, Inc. (Integrated), the Trust's administrator, transfer agent and accounting services agent. The Adviser, Underwriter and Integrated are each a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company.

MANAGEMENT AGREEMENT
The Adviser provides general investment supervisory services for the Funds, under the terms of a management agreement. Under the Management Agreement, the Core Bond Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of its average daily net assets up to $100 million; 0.45% of such net assets from $100 million to $200 million; 0.40% of such net assets from $200 million to $300 million; and 0.35% of such net assets in excess of $300 million. The High Yield Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.60% of its average daily net assets up to $100 million; 0.55% of such net assets from $100 million to $200 million; 0.50% of such net assets from $200 million to $300 million; and 0.45% of such net assets in excess of $300 million. The Institutional U.S. Government Money Market Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.20% of its average daily net assets. The Intermediate Term U.S. Government Bond Fund, Money Market Fund and U.S. Government Money Market Fund each pay the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of its respective average daily net assets up to $50 million; 0.45% of such net assets from $50 million to $150 million; 0.40% of such net assets from $150 million to $250 million; and 0.375% of such net assets in excess of $250 million.

The Adviser has entered into an agreement to contractually limit operating expenses of certain Funds. The maximum operating expense limit in any year with respect to a Fund is based on a percentage of the average daily net assets of the Fund. The Adviser has agreed to waive advisory fees and/or reimburse expenses in order to limit total annual fund operating expenses as follows:
Institutional U.S. Government Money Market Fund - 0.40%; Intermediate Term U.S. Government Bond Fund - 0.99% for Class A shares, 1.83% for Class B shares and 1.85% for Class C shares; Money Market Fund - 0.85% for Class A shares and 1.15% for Class S shares; U.S. Government Money Market Fund - 0.95%. These expense limitations will remain in effect through at least September 30, 2004.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

Pursuant to a Sponsor Agreement, between the Adviser and the Trust, the Adviser has agreed to waive its fees and reimburse expenses in order to limit certain Fund's total annual fund operating expenses as follows: Core Bond Fund - 0.90% for Class A shares, 1.65% for Class B and Class C shares; High Yield Fund - 1.05% for Class A shares, 1.80% for Class B and Class C shares. The fee waivers and expense limitations will remain in effect through at least September 30, 2004.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, Integrated supplies executive and regulatory compliance services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities and materials for meetings of the Board of Trustees. For these services, Integrated receives a monthly fee from each Fund.

TRANSFER AGENT AGREEMENT
Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement between the Trust and Integrated, Integrated maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Integrated receives a monthly fee per shareholder account from each Fund subject to a minimum monthly fee for each Fund or for each class of shares of a Fund, as applicable. In addition, each Fund pays Integrated out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Accounting Services Agreement between the Trust and Integrated, Integrated calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, Integrated receives a monthly fee, based on current net asset levels from each Fund. In addition, each Fund pays Integrated certain out-of-pocket expenses incurred by Integrated in obtaining valuations of such Fund's portfolio securities.

UNDERWRITING AGREEMENT
The Underwriter is the Funds' principal underwriter and, as such, acts as exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned $4,249, $43,164 and $7,455 from underwriting and broker commissions on the sale of shares of the Core Bond Fund, High Yield Fund and Intermediate Term U.S. Government Bond Fund, respectively, for the year ended September 30, 2003.

PLANS OF DISTRIBUTION
The Trust has adopted a Plan of Distribution for each Fund under which each Fund may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. Class A shares of the Core Bond Fund, High Yield Fund, Intermediate Term U.S. Government Bond Fund and Money Market Fund may each pay an annual fee of up to 0.35% of its average daily net assets that are attributable to Class A shares. Class B and Class C shares of the Core Bond Fund, High Yield Fund, Intermediate Term U.S. Government Bond Fund and Class S shares of the Money Market Fund may each pay an annual fee of up to 1.00% of its average daily net assets that are attributable to Class B, Class C and Class S shares. However, the current 12b-1 fees for Class S shares of the Money Market Fund are limited to an annual fee of up to 0.60% of average daily net assets that are attributable to Class S shares. The plan allows the Institutional U.S. Government Money Market Fund to pay an annual fee of up to 0.10% of its average daily net assets and U.S. Government Money Market Fund to pay an annual fee up to 0.35% of its average daily net assets for the sale and distribution of shares.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

SPONSOR AGREEMENT
The Trust, on behalf of the Core Bond Fund and High Yield Fund, has entered into a Sponsor Agreement with the Adviser. The Adviser provides oversight of the various service providers to the Core Bond Fund and High Yield Fund, including the administrator and custodian. The Adviser receives a fee from the Core Bond Fund and High Yield Fund equal on an annual basis to 0.20% of the average daily net assets of the respective Fund. The Adviser has agreed to waive all fees until September 30, 2004, as needed to maintain each Fund's expenses at a set level.

During the year ended September 30, 2003, the Adviser and affiliates made capital contributions to the Intermediate Term U.S. Government Bond Fund totaling $150,130.

5.   CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold and payments for shares redeemed as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the years shown:

--------------------------------------------------------------------------------
                                                           CORE BOND FUND
                                                               CLASS A
--------------------------------------------------------------------------------
                                                          YEAR          YEAR
                                                         ENDED         ENDED
                                                        SEPT. 30,     SEPT. 30,
                                                          2003          2002
--------------------------------------------------------------------------------
Shares sold ........................................    1,575,887     9,778,445
Shares reinvested ..................................      151,070       177,257
Shares redeemed ....................................   (1,818,024)   (9,749,234)
                                                       ------------------------
Net increase (decrease) in shares outstanding ......      (91,067)      206,468
Shares outstanding, beginning of year ..............    4,157,511     3,951,043
                                                       ------------------------
Shares outstanding, end of year ....................    4,066,444     4,157,511
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                           CORE BOND FUND              CORE BOND FUND
                                                               CLASS B                     CLASS C
-----------------------------------------------------------------------------------------------------------
                                                          YEAR          YEAR          YEAR          YEAR
                                                         ENDED         ENDED         ENDED         ENDED
                                                        SEPT. 30,     SEPT. 30,     SEPT. 30,     SEPT. 30,
                                                          2003          2002          2003          2002
-----------------------------------------------------------------------------------------------------------
Shares sold ........................................       53,840       126,243       317,428       144,849
Shares reinvested ..................................        2,743         1,925         5,368         5,145
Shares redeemed ....................................      (51,013)      (11,743)     (379,828)      (60,023)
                                                       ----------------------------------------------------
Net increase (decrease) in
   shares outstanding ..............................        5,570       116,425       (57,032)       89,971
Shares outstanding, beginning of year ..............      119,536         3,111       248,705       158,734
                                                       ----------------------------------------------------
Shares outstanding, end of year ....................      125,106       119,536       191,673       248,705
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================



-----------------------------------------------------------------------------------------------------------
                                                             HIGH YIELD                   HIGH YIELD
                                                                FUND                        FUND
                                                               CLASS A                     CLASS B
-----------------------------------------------------------------------------------------------------------
                                                          YEAR          YEAR          YEAR          YEAR
                                                         ENDED         ENDED         ENDED         ENDED
                                                        SEPT. 30,     SEPT. 30,     SEPT. 30,     SEPT. 30,
                                                          2003          2002          2003          2002
-----------------------------------------------------------------------------------------------------------
Shares sold ........................................    3,645,176     1,965,160       611,839       208,327
Shares reinvested ..................................      321,656        92,485         8,540         2,567
Shares redeemed ....................................   (1,355,561)      (72,962)      (69,563)       (3,333)
                                                       ----------------------------------------------------
Net increase in shares outstanding .................    2,611,271     1,984,683       550,816       207,561
Shares outstanding, beginning of year ..............    2,865,744       881,061       215,841         8,280
                                                       ----------------------------------------------------
Shares outstanding, end of year ....................    5,477,015     2,865,744       766,657       215,841
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                               HIGH YIELD
                                                                 FUND
                                                                CLASS C
--------------------------------------------------------------------------------
                                                          YEAR          YEAR
                                                         ENDED         ENDED
                                                        SEPT. 30,     SEPT. 30,
                                                          2003          2002
--------------------------------------------------------------------------------
Shares sold ........................................    1,338,864       119,943
Shares reinvested ..................................       16,844         1,267
Shares redeemed ....................................     (314,167)      (21,887)
                                                       ------------------------
Net increase in shares outstanding .................    1,041,541        99,323
Shares outstanding, beginning of year ..............      107,156         7,833
                                                       ------------------------
Shares outstanding, end of year ....................    1,148,697       107,156
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

-----------------------------------------------------------------------------------------------------------
                                                       INTERMEDIATE TERM U.S.      INTERMEDIATE TERM U.S.
                                                        GOVERNMENT BOND FUND        GOVERNMENT BOND FUND
                                                               CLASS A                     CLASS B
-----------------------------------------------------------------------------------------------------------
                                                          YEAR          YEAR          YEAR          YEAR
                                                         ENDED         ENDED         ENDED         ENDED
                                                        SEPT. 30,     SEPT. 30,     SEPT. 30,     SEPT. 30,
                                                          2003          2002          2003          2002
-----------------------------------------------------------------------------------------------------------
Shares sold ........................................    3,966,050     4,494,266       144,316       113,472
Shares reinvested ..................................       75,230       107,879         2,856           737
Shares redeemed ....................................   (4,699,679)   (4,681,692)     (111,926)      (11,241)
                                                       ----------------------------------------------------
Net increase (decrease) in shares
   outstanding .....................................     (658,399)      (79,547)       35,246       102,968
Shares outstanding, beginning of year ..............    2,953,217     3,032,764       104,785         1,817
                                                       ----------------------------------------------------
Shares outstanding, end of year ....................    2,294,818     2,953,217       140,031       104,785
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        INTERMEDIATE TERM U.S.
                                                         GOVERNMENT BOND FUND
                                                                CLASS C
--------------------------------------------------------------------------------
                                                          YEAR          YEAR
                                                         ENDED         ENDED
                                                        SEPT. 30,     SEPT. 30,
                                                          2003          2002
--------------------------------------------------------------------------------
Shares sold ........................................      139,917       136,971
Shares reinvested ..................................        2,136         1,043
Shares redeemed ....................................     (121,670)      (34,066)
                                                       ------------------------
Net increase in shares outstanding .................       20,383       103,948
Shares outstanding, beginning of year ..............      118,665        14,717
                                                       ------------------------
Shares outstanding, end of year ....................      139,048       118,665
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

6.   MANAGEMENT OF THE TRUST (UNAUDITED)

Listed below is basic information regarding the Trustees and principal officers of the Trust. The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407.

INTERESTED TRUSTEES1:

NAME                            POSITION(S)   TERM OF OFFICE2                                   NUMBER OF FUNDS      OTHER
ADDRESS                         HELD WITH     AND LENGTH OF       PRINCIPAL OCCUPATION(S)       OVERSEEN IN THE      DIRECTORSHIPS
AGE                             TRUST         TIME SERVED         DURING PAST 5 YEARS           TOUCHSTONE FAMILY3   HELD4
------------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder                Trustee       Until retirement    President and a director of          29            Director of
Touchstone Advisors, Inc.                     at age 75 or        IFS Financial Services, Inc.                       LaRosa's (a
221 East Fourth Street                        until she resigns   (a holding company),                               restaurant
Cincinnati, OH                                or is removed       Touchstone Advisors, Inc. (the                     chain).
Age: 47                                       Trustee since       Trust's investment advisor)
                                              1999                and Touchstone Securities,
                                                                  Inc. (the Trust's
                                                                  distributor). She is Senior
                                                                  Vice President of The Western
                                                                  and Southern Life Insurance
                                                                  Company and a director of
                                                                  Capital Analysts Incorporated
                                                                  (a registered investment
                                                                  advisor and broker-dealer),
                                                                  Integrated Fund Services, Inc.
                                                                  (the Trust's administrator and
                                                                  transfer agent) and IFS Fund
                                                                  Distributors, Inc. (a
                                                                  registered broker-dealer). She
                                                                  is also President and a
                                                                  director of IFS Agency
                                                                  Services, Inc. (an insurance
                                                                  agency), W&S Financial Group
                                                                  Distributors, Inc. and Fort
                                                                  Washington Brokerage Services,
                                                                  Inc. (a registered
                                                                  broker-dealer).
------------------------------------------------------------------------------------------------------------------------------------
John F. Barrett                 Trustee       Until retirement    Chairman of the Board,               29            Director of
The Western and Southern                      at age 75 or        President and Chief Executive                      The Andersons
Life Insurance Company                        until he resigns    Officer of The Western and                         Inc. (an
400 Broadway                                  or is removed       Southern Life Insurance                            agribusiness
Cincinnati, OHAge: 54                         Trustee since       Company and Western-Southern                       and retailing
                                              2002                Life Assurance Company;                            company);
                                                                  Director and Vice Chairman of                      Convergys
                                                                  Columbus Life Insurance                            Corporation
                                                                  Company; Director of Eagle                         (a provider
                                                                  Realty Group, Inc., and                            of integrated
                                                                  Chairman of Fort Washington                        billing
                                                                  Investment Advisors, Inc.                          solutions,
                                                                                                                     customer care
                                                                                                                     services and
                                                                                                                     employee care
                                                                                                                     services) and
                                                                                                                     Fifth Third
                                                                                                                     Bancorp.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
J. Leland Brewster II           Trustee       Until retirement    Retired Senior Partner of            29            Director of
5155 Ivyfarm Road                             in 2005 or until    Frost Brown Todd LLC (a law                        Consolidated
Cincinnati, OH                                he resigns or is    firm).                                             Health
Age: 75                                       removed                                                                Services, Inc.
                                              Trustee Since
                                              2000
------------------------------------------------------------------------------------------------------------------------------------
William O. Coleman              Trustee       Until retirement    Retired Vice President of The        29            Director of
c/o Touchstone Advisors, Inc.                 at age 75 or        Procter & Gamble Company. A                        LCA-Vision (a
221 East Fourth Street                        until he resigns    Trustee of The Procter &                           laser vision
Cincinnati, OH                                or is removed       Gamble Profit Sharing Plan and                     correction
Age: 73                                       Trustee since       The Procter & Gamble Employee                      company) and
                                              1999                Stock Ownership Plan.                              Millennium
                                                                                                                     Bancorp.
------------------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

INDEPENDENT TRUSTEES (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
NAME                            POSITION(S)   TERM OF OFFICE2                                   NUMBER OF FUNDS      OTHER
ADDRESS                         HELD WITH     AND LENGTH OF       PRINCIPAL OCCUPATION(S)       OVERSEEN IN THE      DIRECTORSHIPS
AGE                             TRUST         TIME SERVED         DURING PAST 5 YEARS           TOUCHSTONE FAMILY3   HELD4
------------------------------------------------------------------------------------------------------------------------------------
Phillip R. Cox                  Trustee       Until retirement    President and Chief Executive        29            Director of the
105 East Fourth Street                        at age 75 or        Officer of Cox Financial Corp.                     Federal Reserve
Cincinnati, OH                                until he resigns    (a financial services                              Bank of
Age: 55                                       or is removed       company).                                          Cleveland;
                                              Trustee since                                                          Broadwing, Inc.
                                              1999                                                                   (a
                                                                                                                     communications
                                                                                                                     company); and
                                                                                                                     Cinergy
                                                                                                                     Corporation (a
                                                                                                                     utility
                                                                                                                     company).
------------------------------------------------------------------------------------------------------------------------------------
H. Jerome Lerner                Trustee       Until retirement    Principal of HJL Enterprises         29            None
4700 Smith Road                               at age 75 or        (a privately held investment
Cincinnati, OH                                until he resigns    company); Chairman of Crane
Age: 65                                       or is removed       Electronics, Inc. (a
                                              Trustee since       manufacturer of electronic
                                              1989                connectors).
------------------------------------------------------------------------------------------------------------------------------------
Oscar P. Robertson              Trustee       Until retirement    President of Orchem, Inc. (a         29            Director of
621 Tusculum Avenue                           at age 75 or        chemical specialties                               Countrywide
Cincinnati, OH                                until he resigns    distributor), Orpack Stone                         Credit
Age: 64                                       or is removed       Corporation (a corrugated box                      Industries,
                                              Trustee since       manufacturer) and ORDMS (a                         Inc.
                                              1995                solution planning firm).
------------------------------------------------------------------------------------------------------------------------------------
Robert E. Stautberg             Trustee       Until retirement    Retired Partner of KPMG LLP (a       29            Trustee of Good
4815 Drake Road                               at age 75 or        certified public accounting                        Samaritan
Cincinnati, OH                                until he resigns    firm). He is Vice President of                     Hospital,
Age: 69                                       or is removed       St. Xavier High School.                            Bethesda
                                              Trustee since                                                          Hospital and
                                              1999                                                                   Tri-Health,
                                                                                                                     Inc.
------------------------------------------------------------------------------------------------------------------------------------
John P. Zanotti                 Trustee       Until retirement    CEO and Chairman of Avaton,          29            None
5400 Waring Drive                             at age 75 or        Inc. (a wireless entertainment
Cincinnati, OH                                until he resigns    company). CEO and Chairman of
Age: 54                                       or is removed       Astrum Digital Information (an
                                              Trustee since       information monitoring
                                              2002                company) from 2000 until 2001;
                                                                  President of Great American
                                                                  Life Insurance Company from
                                                                  1999 until 2000; A Director of
                                                                  Chiquita Brands International,
                                                                  Inc. until 2000; Senior
                                                                  Executive of American
                                                                  Financial Group, Inc. (a
                                                                  financial services company)
                                                                  from 1996 until 1999.
------------------------------------------------------------------------------------------------------------------------------------

1 Ms. McGruder, as President and a director of Touchstone Advisors, Inc., the Trust's investment advisor, and Touchstone Securities, Inc., the Trust's distributor, is an "interested person" of the Trust within the meaning of
     Section 2(a)(19) of the 1940 Act. Mr. Barrett, as President and Chairman of The Western and Southern Life Insurance Company and Western-Southern Life Assurance Company, parent companies of Touchstone Advisors, Inc. and Touchstone Securities, Inc., and Chairman of Fort Washington Investment Advisors, Inc., a Trust sub-advisor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

2 Each Trustee is elected to serve until the age of 75 or after five years of service, whichever is greater, or until he/she resigns or is removed.

3 The Touchstone Funds consist of six series of the Trust, six series of Touchstone Tax-Free Trust, six series of Touchstone Strategic Trust and eleven series of Touchstone Variable Series Trust.

4 Each Trustee is also a Trustee of Touchstone Tax-Free Trust, Touchstone Strategic Trust and Touchstone Variable Series Trust.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

PRINCIPAL1 OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
NAME                            POSITION(S)   TERM OF OFFICE2                                   NUMBER OF FUNDS      OTHER
ADDRESS                         HELD WITH     AND LENGTH OF       PRINCIPAL OCCUPATION(S)       OVERSEEN IN THE      DIRECTORSHIPS
AGE                             TRUST         TIME SERVED         DURING PAST 5 YEARS           TOUCHSTONE FAMILY3   HELD4
------------------------------------------------------------------------------------------------------------------------------------
Patrick T. Bannigan             President     Until retirement    Senior Vice President of             29            None
Touchstone Advisors, Inc.                     at age 75 or        Touchstone Advisors, Inc. and
221 East Fourth Street                        until he resigns    Touchstone Securities, Inc.;
Cincinnati, OH                                or is removed.      Senior Vice President of
Age: 37                                       President since     Evergreen Investment Services
                                              2002                until March 2002.
------------------------------------------------------------------------------------------------------------------------------------
Brian E. Hirsch                 Vice          Until retirement    Director of Compliance of Fort       29            None
Touchstone Advisors, Inc.       President     at age 75 or        Washington Brokerage Services,
221 East Fourth Street                        until he resigns    Inc.; Chief Compliance Officer
Cincinnati, OH                                or is removed.      of Puglisi & Co., from May
Age: 46                                       Vice President      2001 until August 2002; Vice
                                              since 2003          President - Compliance of
                                                                  Palisade Capital Management
                                                                  from June 1997 until January
                                                                  2000.
------------------------------------------------------------------------------------------------------------------------------------
Michael S. Spangler             Vice          Until retirement    Vice President of Touchstone         29            None
Touchstone Advisors, Inc.       President     at age 75 or        Advisors, Inc. and Touchstone
221 East Fourth Street                        until he resigns    Securities, Inc.; Vice
Cincinnati, OH                                or is removed.      President of Evergreen
Age: 36                                       Vice President      Investment Services until July
                                              since 2002          2002.

------------------------------------------------------------------------------------------------------------------------------------
Terrie A. Wiedenheft            Controller    Until retirement    Senior Vice President, Chief         29            None
Touchstone Advisors, Inc.                     at age 75 or        Financial Officer and
221 East Fourth Street                        until she           Treasurer of Integrated Fund
Cincinnati, OH                                resigns or is       Services, Inc., IFS Fund
Age: 40                                       removed.            Distributors, Inc. and Fort
                                              Controller since    Washington Brokerage Services,
                                              2000                Inc. She is Chief Financial
                                                                  Officer of IFS Financial
                                                                  Services, Inc., Touchstone
                                                                  Advisors, Inc. and Touchstone
                                                                  Securities, Inc. and Assistant
                                                                  Treasurer of Fort Washington
                                                                  Investment Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Scott A. Englehart              Treasurer     Until retirement    President of Integrated Fund         29            None
Integrated Fund                               at age 75 or        Services, Inc. and IFS Fund
Services, Inc.                                until he resigns    Distributors, Inc. From 1998
221 East Fourth Street                        or is removed.      until 2000, he was a Director,
Cincinnati, OH                                Treasurer since     Transfer Agency and Mutual
Age: 41                                       2000                Fund Distribution for
                                                                  Nationwide Advisory Services,
                                                                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
Tina H. Bloom                   Secretary     Until retirement    Vice President - Managing            29            None
Integrated Fund                               at age 75 or        Attorney of Integrated Fund
Services, Inc.                                until she           Services, Inc. and IFS Fund
221 East Fourth Street                        resigns or is       Distributors, Inc.
Cincinnati, OH                                removed.
Age: 35                                       Secretary since
                                              1999
------------------------------------------------------------------------------------------------------------------------------------

1 Each officer also holds the same office with Touchstone Tax-Free Trust, Touchstone Strategic Trust and Touchstone Variable Series Trust.

2 Each Trustee is elected to serve until the age of 75 or after five years of service, whichever is greater, or until he/she resigns or is removed.

3 The Touchstone Funds consist of six series of the Trust, six series of Touchstone Tax-Free Trust, six series of Touchstone Strategic Trust and eleven series of Touchstone Variable Series Trust.

4 Each Trustee is also a Trustee of Touchstone Tax-Free Trust, Touchstone Strategic Trust, and Touchstone Variable Series Trust.

CORE BOND FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2003
================================================================================
   PRINCIPAL                                                          MARKET
    AMOUNT     INVESTMENT SECURITIES - 99.0%                           VALUE
--------------------------------------------------------------------------------
               CORPORATE BONDS - 28.1%
$    455,000   GTE North, Inc., 6.40%, 02/15/05 ...............    $    484,779
      66,000   Kaiser Found Hospital, 9.55%, 07/15/05 .........          73,907
     575,000   British Telecom PLC, 7.875%, 12/15/05 ..........         642,776
     475,000   France Telecom, 8.70%, 03/01/06 ................         537,418
     500,000   Indiana Michigan Pwr., 6.125%, 12/15/06 ........         552,068
     450,000   National Rural Utilities, 6.50%, 03/01/07 ......         503,429
     535,000   Safeway, Inc., 4.80%, 07/16/07 .................         563,422
     485,000   General Motors Accept Corp., 6.125%, 08/28/07 ..         512,775
     575,000   American Express Co., 3.75%, 11/20/07 ..........         592,455
     250,000   Ford Motor Credit Co., 5.625%, 10/01/08 ........         252,864
     430,000   U.S. Bank NA, 5.70%, 12/15/08 ..................         480,551
     450,000   Bank of New York Co., Inc., 7.30%, 12/01/09 ....         535,756
     575,000   Alcoa, Inc., 6.00%, 01/15/12 ...................         633,211
     525,000   General Mills, Inc., 6.00%, 02/15/12 ...........         575,916
     535,000   Morgan Stanley Dean Witter, 6.60%, 04/01/12 ....         603,907
     575,000   Cox Comm., Inc., 4.625%, 06/01/13 ..............         558,170
     580,000   Goldman Sachs Group, Inc., 4.75%, 07/15/13 .....         574,005
     460,000   SLM Corp., 5.00%, 10/01/13 .....................         465,028
     530,000   Dayton Pwr. & Light, Inc., 5.125%, 10/01/13 ....         537,655
     600,000   Southern Pwr. Co., 4.875%, 07/15/15 ............         579,070
     150,000   Deere & Co., 8.95%, 06/15/19 ...................         187,062
     485,000   General Electric Capital Corp., 6.75%, 03/15/32          547,327
     540,000   Conocophillips, 5.90%, 10/15/32 ................         549,819
     515,000   Oncor Electric Delivery, 7.25%, 01/15/33 .......         589,866
     550,000   Verizon Comm., 5.125%, 06/15/33 ................         487,962
                                                                   ------------
               TOTAL CORPORATE BONDS ..........................    $ 12,621,198
                                                                   ------------

               U.S. GOVERNMENT AGENCY OBLIGATIONS - 17.2%
$  1,437,000   FHLB Discount Note, 10/01/03 ...................    $  1,436,999
   1,155,000   FHLMC, 1.50%, 08/15/05 .........................       1,154,559
     850,000   FNMA, 2.75%, 12/16/05 ..........................         852,738
     800,000   FNMA, 2.375%, 03/17/06 .........................         798,580
     595,000   FNMA, 5.00%, 01/15/07 ..........................         644,120
     525,000   FNMA, 4.00%, 09/02/08 ..........................         538,819
     675,000   FNMA, 3.75%, 09/15/08 ..........................         686,140
     700,000   FNMA, 7.125%, 06/15/10 .........................         838,441
     175,000   FNMA, 6.125%, 03/15/12 .........................         198,783
     555,000   FNMA, 4.375%, 03/15/13 .........................         556,780
                                                                   ------------
               TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS .......    $  7,705,959
                                                                   ------------

               MORTGAGE-BACKED SECURITIES - 39.5%
$    481,546   Chase Funding Mortgage Loan, 7.333%, 11/25/11 ..    $    522,233
     464,112   FNMA, 6.00%, 11/01/17 ..........................         484,474
   3,123,510   FNMA, 5.00%, 11/01/17 ..........................       3,199,046
     590,164   FNMA, 5.00%, 12/01/17 ..........................         604,437
     620,195   FNMA, 5.50%, 01/01/18 ..........................         642,068
      78,524   GNMA, 9.00%, 08/15/19 ..........................          87,132

CORE BOND FUND
(CONTINUED)
================================================================================
   PRINCIPAL                                                          MARKET
    AMOUNT     INVESTMENT SECURITIES - 99.0% (CONTINUED)               VALUE
--------------------------------------------------------------------------------
               MORTGAGE-BACKED SECURITIES - 39.5% (CONTINUED)
$    153,402   GNMA, 6.75%, 09/20/24 ..........................    $    156,767
     330,732   GNMA, 4.00%, 10/17/29 ..........................         334,393
     176,695   FNMA, 8.00%, 05/01/30 ..........................         190,876
     234,283   FHLMC, 7.00%, 05/01/30 .........................         249,840
      79,929   GNMA, 8.00%, 07/15/30 ..........................          86,347
     873,552   FNMA, 7.50%, 01/01/31 ..........................         932,252
     186,089   FNMA, 6.50%, 06/01/31 ..........................         194,870
   1,091,790   FNMA, 6.50%, 07/01/31 ..........................       1,143,306
     880,172   FNMA, 6.50%, 06/01/32 ..........................         926,253
   1,154,152   FHLMC, 6.50%, 08/01/32 .........................       1,205,170
     305,291   FNMA, 6.50%, 08/01/32 ..........................         318,234
     172,660   FNMA, 6.50%, 09/01/32 ..........................         179,980
     884,926   FNMA, 6.50%, 09/01/32 ..........................         922,442
     683,277   FNMA, 6.00%, 03/01/33 ..........................         705,176
     685,000   Home Equity Mortgage Trust, 4.30%, 04/25/33 ....         705,033
     242,943   FHLMC, 5.50%, 05/01/33 .........................         247,916
     727,144   FNMA, 5.00%, 06/01/33 ..........................         727,485
   1,097,412   FNMA, 5.50%, 07/01/33 ..........................       1,120,217
     948,841   FNMA, 5.50%, 08/01/33 ..........................         968,559
     199,493   FHLMC, 5.00%, 08/01/33 .........................         199,587
     660,000   Banc of America Commercial Mortgage, Inc.,
                  4.648%, 09/11/36 ............................         666,418
                                                                   ------------
               TOTAL MORTGAGE-BACKED SECURITIES ...............    $ 17,720,511
                                                                   ------------

               U.S. TREASURY OBLIGATIONS - 9.8%
$  1,435,000   U.S. Treasury Notes, 2.00%, 08/31/05 ...........    $  1,450,471
   1,695,000   U.S. Treasury Notes, 4.375%, 05/15/07 ..........       1,819,609
     730,000   U.S. Treasury Notes, 5.75%, 08/15/10 ...........         835,765
     270,000   U.S. Treasury Bond, 6.125%, 08/15/29 ...........         314,329
                                                                   ------------
               TOTAL U.S. TREASURY OBLIGATIONS ................    $  4,420,174
                                                                   ------------

--------------------------------------------------------------------------------
                                                                      MARKET
    SHARES     CASH EQUIVALENTS - 4.4%                                 VALUE
--------------------------------------------------------------------------------
   1,968,579   Merrill Lynch Premier Money Market -
                  Institutional ...............................    $  1,968,579
                                                                   ------------

               TOTAL INVESTMENT SECURITIES - 99.0%
                  (Amortized Cost $43,681,724) ................    $ 44,436,421

               OTHER ASSETS IN EXCESS OF LIABILITIES - 1.0% ...         441,782
                                                                   ------------

               NET ASSETS - 100.0% ............................    $ 44,878,203
                                                                   ============

See accompanying notes to portfolios of investments and notes to financial statements.

HIGH YIELD FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2003
================================================================================
                                                                      MARKET
    SHARES     INVESTMENT SECURITIES - 103.8%                          VALUE
--------------------------------------------------------------------------------
               PREFERRED STOCK - 0.3%
       2,000   CSC Holdings, Inc. .............................    $    209,000
                                                                   ------------

--------------------------------------------------------------------------------
   PRINCIPAL                                                          MARKET
    AMOUNT     CORPORATE BONDS - 95.5%                                 VALUE
--------------------------------------------------------------------------------
$     99,000   Genesis Health Ventures, 6.114%, 10/02/03 ......    $     98,010
     100,000   Williams Comm. Group, Inc., 9.25%, 03/15/04 ....         102,000
     100,000   Kaufman & Broad Home Corp., 7.75%, 10/15/04 ....         104,000
   1,000,000   Revlon Consumer Products, 12.00%, 12/01/05 .....       1,000,000
     500,000   Parker Drilling Co., 9.75%, 11/15/06 ...........         511,250
     200,000   Lyondell Chemical Co., 9.875%, 05/01/07 ........         190,500
     551,000   Young Broadcasting, Inc., 8.75%, 06/15/07 ......         559,265
     100,000   Nortek, Inc., 9.125%, 09/01/07 .................         103,000
     150,000   Grant Prideco, Inc., 144a, 9.625%, 12/01/07 ....         164,250
     200,000   CSC Holdings, Inc., 7.875%, 12/15/07 ...........         204,500
   1,100,000   Courtyard by Marriott II, 10.75%, 02/01/08 .....       1,093,125
     100,000   BRL Universal Equipment, 8.875%, 02/15/08 ......         108,000
     100,000   Manor Care, Inc., 8.00%, 03/01/08 ..............         112,000
   1,000,000   Interface, Inc., 7.30%, 04/01/08 ...............         901,250
     200,000   Sequa Corp., 8.875%, 04/01/08 ..................         214,000
   1,000,000   NA United Rentals, Inc., 10.75%, 04/15/08 ......       1,107,500
     250,000   Tesoro Petroleum Corp., 8.00%, 04/15/08 ........         256,250
   1,000,000   Finlay Fine Jewelry Corp., 8.375%, 05/01/08 ....       1,030,000
     100,000   Semco Energy, Inc., 7.125%, 05/15/08 ...........         100,500
      38,000   Nuevo Energy Co., 9.50%, 06/01/08 ..............          39,948
     200,000   Avista Corp., 9.75%, 06/01/08 ..................         233,000
     200,000   Stewart Enterprises, 10.75%, 07/01/08 ..........         224,000
     400,000   Marsulex, Inc., 9.625%, 07/01/08 ...............         408,000
   1,000,000   Nortek, Inc., 8.875%, 08/01/08 .................       1,035,000
     250,000   Equistar Chemical Funding, 144a, 10.125%,
                  09/01/08 ....................................         247,500
     200,000   Felcor Lodging LP, 9.50%, 09/15/08 .............         215,000
   1,000,000   Allied Waste North America, 7.875%, 01/01/09 ...       1,037,500
     760,000   Longview Fibre Co., 10.00%, 01/15/09 ...........         843,600
   1,040,000   SBA Comm. Corp., 10.25%, 02/01/09 ..............         936,000
     100,000   Integrated Electric Services, 9.375%, 02/01/09 .         103,000
   1,000,000   Resorts Intl. Hotel/Casino, 11.50%, 03/15/09 ...         991,250
   1,135,000   Team Health, Inc., 12.00%, 03/15/09 ............       1,191,750
     750,000   Chiquita Brands Intl., 10.56%, 03/15/09 ........         826,875
   1,100,000   Block Comm., Inc., 9.25%, 04/15/09 .............       1,177,000
     700,000   Beverly Enterprises, Inc., 144a, 9.625%,
                  04/15/09 ....................................         743,750
   1,000,000   Dan River, Inc., 12.75%, 04/15/09 ..............         780,000
     200,000   Susquehanna Media Co., 8.50%, 05/15/09 .........         210,000
      19,000   AES Corp., 9.50%, 06/01/09 .....................          19,570
     384,000   CSC Holdings, Inc., 8.125%, 07/15/09 ...........         395,520
     125,000   Schuler Homes, 9.375%, 07/15/09 ................         139,688
     100,000   Allied Waste North America, 10.00%, 08/01/09 ...         108,375
     200,000   Williams Comm. Group, Inc., 0.000%, 10/01/09* ..               0

HIGH YIELD FUND
(CONTINUED)
================================================================================
   PRINCIPAL                                                          MARKET
    AMOUNT     INVESTMENT SECURITIES - 103.8% (CONTINUED)              VALUE
--------------------------------------------------------------------------------
               CORPORATE BONDS - 95.5% (CONTINUED)
$    100,000   Adelphia Comm., 0.000%, 11/15/09* ..............    $     71,500
     500,000   Dex Media East LLC, 9.875%, 11/15/09 ...........         566,250
     100,000   Alliance Atlantis Comm., 13.00%, 12/15/09 ......         114,750
   1,200,000   Charter Comm. Holdings LLC/Capital Corp.,
                  10.25%, 01/15/10 ............................         936,000
     200,000   Coinmach Corp., 9.00%, 02/01/10 ................         213,000
     500,000   Northwest Pipeline Corp., 8.125%, 03/01/10 .....         542,500
     400,000   Polyone Corp., 10.625%, 05/15/10 ...............         338,000
     500,000   Transmontaigne, Inc., 9.125%, 06/01/10 .........         532,500
     200,000   Tech Olympic USA, Inc., 9.00%, 07/01/10 ........         211,000
     180,000   Pemex Project FDG Master Tr., 9.125%, 10/13/10 .         215,550
   1,000,000   Broder Brothers Co., 144a, 11.25%, 10/15/10 ....       1,012,500
   1,000,000   Cummins, Inc., 144a, 9.50%, 12/01/10 ...........       1,140,000
     500,000   RH Donnelley Financial Corp., 144a, 8.875%,
                  12/15/10 ....................................         560,000
     100,000   Stone Container Corp., 9.75%, 02/01/11 .........         109,000
     850,000   Citgo Petroleum Corp., 144a, 11.375%, 02/01/11 .         960,500
     500,000   Houghton Mifflin Co., 8.25%, 02/01/11 ..........         523,750
   1,000,000   Tembec Industries, Inc., 8.50%, 02/01/11 .......         975,000
     500,000   WCI Communities, Inc., 10.625%, 02/15/11 .......         547,500
     200,000   Briggs & Stratton Corp., 8.875%, 03/15/11 ......         224,000
     500,000   Alpharma, Inc., 8.625%, 05/01/11 ...............         502,500
     304,000   Canwest Media, Inc., 10.625%, 05/15/11 .........         345,040
     100,000   Lone Star Technologies, 9.00%, 06/01/11 ........          99,000
     250,000   CBD Media/CBD Finance, 8.625%, 06/01/11 ........         265,625
     100,000   Meritage Corp., 9.75%, 06/01/11 ................         109,500
     800,000   Texas Industries, Inc., 10.25%, 06/15/11 .......         876,000
     900,000   Laidlaw Intl., Inc., 10.75%, 06/15/11 ..........         965,250
   1,000,000   Fresenius Medical Capital Tr. IV, 7.875%,
                  06/15/11 ....................................       1,045,000
     100,000   MacDermid, Inc., 9.125%, 07/15/11 ..............         110,500
     100,000   Teekay Shipping Corp., 144a, 8.875%, 07/15/11 ..         110,500
     100,000   Quebecor Media, Inc., 11.125%, 07/15/11 ........         114,000
   1,000,000   Case New Holland, Inc., 9.25%, 08/01/11 ........       1,075,000
     250,000   Dimon, Inc., 144a, 9.625%, 10/15/11 ............         278,125
     200,000   Ingles Market, Inc., 8.875%, 12/01/11 ..........         202,000
   1,000,000   Tenet Healthcare Corp., 6.375%, 12/01/11 .......         957,500
   1,250,000   Ingles Market, Inc., 8.875%, 12/01/11 ..........       1,262,500
   1,000,000   Gray Television, Inc., 9.25%, 12/15/11 .........       1,102,500
   1,060,000   Pathmark Stores, 8.75%, 02/01/12 ...............       1,086,500
   1,000,000   Bluewater Finance Ltd., 10.25%, 02/15/12 .......       1,015,000
     100,000   Circus & Eldorado/Silver Leg, 10.125%, 03/01/12           99,500
   1,200,000   Consol Energy, Inc., 7.875%, 03/01/12 ..........       1,200,000
   1,200,000   Corus Entertainment, Inc., 8.75%, 03/01/12 .....       1,307,999
     500,000   Mail-Well I Corp., 9.625%, 03/15/12 ............         542,500
     800,000   Tesoro Petroleum Corp., 9.625%, 04/01/12 .......         796,000
      95,000   Rotech Healthcare, Inc., 9.50%, 04/01/12 .......         100,225
     100,000   AT&T Wireless Services, Inc., 8.125%, 05/01/12 .         118,732
     100,000   Alltrista Corp., 9.75%, 05/01/12 ...............         107,625
   1,000,000   Ferrell Gas Partners LP, 8.75%, 06/15/12 .......       1,070,000
   1,000,000   El Paso Corp., 7.875%, 06/15/12 ................         840,000
     200,000   Transcontenental Gas Pipe Corp., 8.875%,
                  07/15/12 ....................................         226,250

HIGH YIELD FUND
(CONTINUED)
================================================================================
   PRINCIPAL                                                          MARKET
    AMOUNT     INVESTMENT SECURITIES - 103.8% (CONTINUED)              VALUE
--------------------------------------------------------------------------------
               CORPORATE BONDS - 95.5% (CONTINUED)
$  1,000,000   Jefferson Smurfit Corp., 8.25%, 10/01/12 .......    $  1,045,000
   1,000,000   Owens-Brockway, 8.75%, 11/15/12 ................       1,072,500
     250,000   Stena AB, 9.625%, 12/01/12 .....................         271,875
   1,000,000   Constar Intl., 11.00%, 12/01/12 ................         840,000
   1,000,000   Levi Strauss & Co., 12.25%, 12/15/12 ...........         800,000
   1,000,000   Alliant Energy Resources, 9.75%, 01/15/13 ......       1,248,365
     300,000   Houghton Mifflin Co., 9.875%, 02/01/13 .........         318,000
   1,000,000   Premcor Refining Group, 9.50%, 02/01/13 ........       1,100,000
     900,000   TRW Automotive, Inc., 144a, 11.00%, 02/15/13 ...       1,048,500
     500,000   Frontier Escrow Corp., 8.00%, 04/15/13 .........         507,500
     250,000   Susquehanna Media Co., 7.375%, 04/15/13 ........         258,750
   1,000,000   Amkor Technologies, Inc., 7.75%, 05/15/13 ......       1,005,000
     400,000   AES Corp., 8.75%, 05/15/13 .....................         420,000
     500,000   Semco Energy, Inc., 7.75%, 05/15/13 ............         503,750
     500,000   Omnicare, Inc., 6.125%, 06/01/13 ...............         490,000
     700,000   IPSCO, Inc., 8.75%, 06/01/13 ...................         731,500
   1,000,000   Offshore Logistic, 6.125%, 06/15/13 ............         955,000
   1,100,000   Psychiatric Solutions, 10.625%, 06/15/13 .......       1,201,750
   1,000,000   Petrobras Intl. Finance, 9.125%, 07/02/13 ......       1,020,000
     250,000   Reliant Resources, Inc., 9.50%, 07/15/13 .......         225,000
   1,000,000   Wackenhut Corrections, 8.25%, 07/15/13 .........       1,042,500
     500,000   Merisant Co., 9.50%, 07/15/13 ..................         535,000
   1,000,000   Cia Brasileira De Bebida, 8.75%, 09/15/13 ......       1,010,000
   1,000,000   Overseas Shipholding Group, 8.75%, 12/01/13 ....       1,066,250
     400,000   AES Corp., 9.00%, 05/15/15 .....................         423,000
     250,000   Georgia-Pacific Corp., 7.70%, 06/15/15 .........         243,750
     850,000   Westar Energy, Inc., 7.65%, 04/15/23 ...........         877,625
     180,000   Husky Oil Ltd., 8.90%, 08/15/28 ................         210,825
                                                                   ------------
               TOTAL CORPORATE BONDS ..........................    $ 68,061,337
                                                                   ------------

================================================================================
     SHARES/                                                          MARKET
      UNITS    CASH EQUIVALENTS - 8.0%                                 VALUE
--------------------------------------------------------------------------------
   1,158,000   Merrill Lynch Premier Money Market -
                  Institutional ...............................    $  1,158,000
   4,537,692   Brown Brothers Securities Lending
                  Investment Fund .............................       4,537,692
                                                                   ------------
               TOTAL CASH EQUIVALENTS .........................       5,695,692
                                                                   ------------

               TOTAL INVESTMENT SECURITIES - 103.8%
                  (Amortized Cost $70,706,897)
                  - including $4,422,246 of securities loaned .    $ 73,966,029

               LIABILITIES IN EXCESS OF OTHER ASSETS - (3.8%) .      (2,685,401)
                                                                   ------------

               NET ASSETS - 100.0% ............................    $ 71,280,628
                                                                   ============

*    Non-income producing security.

See accompanying notes to portfolios of investments and notes to financial statements.

INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2003
================================================================================
   PRINCIPAL
    AMOUNT     INVESTMENT SECURITIES - 71.0%                          VALUE
--------------------------------------------------------------------------------
               U.S. GOVERNMENT AGENCY OBLIGATIONS - 62.1%
$  1,430,233   Overseas Private Investment Corp., 1.06%,
                  10/01/03 ....................................    $  1,430,233
   1,300,000   Overseas Private Investment Corp., 1.06%,
                  10/01/03 ....................................       1,300,000
   1,500,000   Overseas Private Investment Corp., 1.06%,
                  10/01/03 ....................................       1,500,000
     170,000   FNMA Discount Note, 10/01/03 ...................         170,000
   1,500,000   Overseas Private Investment Corp., 1.06%,
                  10/01/03 ....................................       1,500,000
   1,500,000   Overseas Private Investment Corp., 1.06%,
                  10/01/03 ....................................       1,500,000
     500,000   FFCB, 3.125%, 10/01/03 .........................         500,000
     300,000   FFCB, 5.00%, 10/02/03 ..........................         300,031
     300,000   FHLB Discount Note, 10/07/03 ...................         299,948
     500,000   FHLB, 6.00%, 10/07/03 ..........................         500,406
     150,000   FHLMC, 3.25%, 10/10/03 .........................         150,075
     150,000   FNMA, 6.84%, 10/15/03 ..........................         150,327
     550,000   FHLB, 5.44%, 10/15/03 ..........................         550,838
     200,000   FHLMC Discount Note, 10/16/03 ..................         199,913
     500,000   FNMA, 5.33%, 10/20/03 ..........................         501,096
   1,650,000   FHLMC, 3.18%, 10/24/03 .........................       1,651,461
     125,000   FNMA, 5.06%, 10/27/03 ..........................         125,290
     750,000   FNMA, 5.27%, 11/13/03 ..........................         753,571
     815,000   FHLB, 3.125%, 11/14/03 .........................         816,871
     856,000   FNMA, 4.75%, 11/14/03 ..........................         859,715
   1,314,000   FNMA, 3.125%, 11/15/03 .........................       1,317,207
   1,370,000   FHLMC, 6.375%, 11/15/03 ........................       1,378,746
     460,000   FHLB, 5.39%, 11/24/03 ..........................         462,787
     300,000   FHLB, 5.13%, 12/02/03 ..........................         301,940
     100,000   FHLB, 3.18%, 12/03/03 ..........................         100,363
     270,000   FHLB, 5.515%, 12/08/03 .........................         272,220
     250,000   FNMA, 5.80%, 12/10/03 ..........................         252,252
     525,000   FHLMC, 3.25%, 12/15/03 .........................         527,260
   1,050,000   FHLB, 5.375%, 01/05/04 .........................       1,061,428
     100,000   FNMA Discount Note, 01/09/04 ...................          99,667
     175,000   FHLB, 5.215%, 01/12/04 .........................         177,021
     245,000   FHLMC, 5.00%, 01/15/04 .........................         247,734
     400,000   FHLMC, 3.25%, 01/15/04 .........................         402,385
     250,000   FFCB, 5.83%, 01/20/04 ..........................         253,552
     150,000   FHLB, 6.00%, 01/28/04 ..........................         152,220
     200,000   FHLMC, 3.33%, 01/30/04 .........................         201,273
     100,000   FHLB, 5.10%, 02/05/04 ..........................         101,330
     250,000   FNMA, 5.45%, 02/05/04 ..........................         253,496
     100,000   FNMA Discount Note, 02/06/04 ...................          99,573
     100,000   FHLB, 3.27%, 02/12/04 ..........................         100,702
     475,000   FHLB, 5.25%, 02/13/04 ..........................         482,144
     965,000   FHLB, 3.25%, 02/13/04 ..........................         972,512
     500,000   FNMA, 5.125%, 02/13/04 .........................         507,254
     150,000   FHLB, 3.75%, 02/13/04 ..........................         151,256
     365,000   FHLMC, 5.25%, 02/15/04 .........................         370,597
     150,000   FHLB, 3.55%, 02/20/04 ..........................         151,420
     150,000   FHLB, 5.415%, 02/24/04 .........................         152,481

INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUND
(CONTINUED)
================================================================================
   PRINCIPAL
    AMOUNT     INVESTMENT SECURITIES - 71.0% (CONTINUED)               VALUE
--------------------------------------------------------------------------------
               U.S. GOVERNMENT AGENCY OBLIGATIONS - 62.1% (CONTINUED)
$    500,000   FHLB, 5.62%, 02/25/04 ..........................    $    508,700
     150,000   FHLMC Discount Note, 02/26/04 ..................         149,260
     140,000   FHLMC, 6.645%, 03/10/04 ........................         143,376
     105,000   FFCB, 5.625%, 03/12/04 .........................         107,086
     480,000   FNMA, 4.75%, 03/15/04 ..........................         487,858
     180,000   FHLB, 5.495%, 03/22/04 .........................         183,695
     500,000   FNMA, 6.85%, 04/05/04 ..........................         514,131
   1,100,000   FHLB, 4.875%, 04/16/04 .........................       1,122,318
     150,000   SLMA, 4.75%, 04/23/04 ..........................         153,064
     100,000   FFCB, 5.00%, 05/10/04 ..........................         102,094
     400,000   FHLB, 4.875%, 05/14/04 .........................         409,246
     290,000   FHLB, 7.125%, 05/14/04 .........................         300,751
     500,000   FHLB, 3.55%, 05/28/04 ..........................         508,090
     150,000   FFCB, 5.10%, 06/07/04 ..........................         153,624
     110,000   FHLB, 3.375%, 06/15/04 .........................         111,751
     100,000   FHLB, 7.31%, 06/16/04 ..........................         104,286
     150,000   FHLB, 6.00%, 07/07/04 ..........................         155,096
     165,000   FHLB, 6.37%, 07/13/04 ..........................         171,476
     130,000   FFCB, 6.31%, 07/23/04 ..........................         134,996
     627,000   FNMA, 6.50%, 08/15/04 ..........................         654,731
     250,000   FFCB, 6.29%, 08/25/04 ..........................         261,282
     100,000   FHLB, 6.00%, 08/25/04 ..........................         103,990
                                                                   ------------
               TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS .......    $ 31,851,496
                                                                   ------------

               VARIABLE RATE DEMAND NOTES - 8.9%
$    500,000   Clay Co., FL, Hsg. Fin. Auth. MFH Rev. (Bluff
                  House Apts.), 1.25%, 10/01/03, Guarantor:
                  FHLMC .......................................    $    500,000
   1,650,000   Sacramento Co., CA, Hsg. Auth. MFH Rev. (Deer
                  Park Apts.), 1.13%, 10/02/03, Guarantor:
                  FNMA ........................................       1,650,000
   1,350,000   Florida Hsg. Fin. Corp. Rev. (Tuscany), 1.32%,
                  10/02/03, Guarantor: FNMA ...................       1,350,000
     465,000   California Statewide Cmty. Dev. Auth. MFH Rev.
                  (Aegis of Aptos), 1.20%, 10/02/03,
                  Guarantor: FNMA .............................         465,000
     600,000   Milipitas, CA, MFH (Crossing at Montague),
                  1.13%, 10/02/03, Guarantor: FNMA ............         600,000
                                                                   ------------
               TOTAL VARIABLE RATE DEMAND NOTES ...............    $  4,565,000
                                                                   ------------

               TOTAL INVESTMENT SECURITIES - 71.0% ............    $ 36,416,496
                                                                   ------------

INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUND
(CONTINUED)
================================================================================
      FACE
     AMOUNT    REPURCHASE AGREEMENTS - 28.4%                           VALUE
--------------------------------------------------------------------------------
$  2,600,000   Morgan Stanley Dean Witter, Inc., 1.01%, dated
                  09/30/03 due 10/01/03, repurchase proceeds
                  $2,600,073 (Collateralized by $2,155,000
                  FNMA 7.125%, due 01/15/30, fair value
                  $2,603,628) .................................    $  2,600,000
  12,000,000   Nesbitt Burns Securities, Inc., 1.05%, dated
                  09/30/03 due 10/01/03, repurchase proceeds
                  $12,000,350 (Collateralized by $10,560,000
                  FNMA 6.625%, due 09/15/09, fair value
                  $12,304,981) ................................      12,000,000
                                                                   ------------
               TOTAL REPURCHASE AGREEMENTS ....................    $ 14,600,000
                                                                   ------------

               TOTAL INVESTMENT SECURITIES AND REPURCHASE
                  AGREEMENTS - 99.4%
                  (Amortized Cost $51,016,496) ................    $ 51,016,496

               OTHER ASSETS IN EXCESS OF LIABILITIES - 0.6% ...         319,753
                                                                   ------------

               NET ASSETS - 100.0% ............................    $ 51,336,249
                                                                   ------------

See accompanying notes to portfolios of investments and notes to financial statements.

INTERMEDIATE TERM U.S. GOVERNMENT BOND FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2003
================================================================================
   PRINCIPAL                                                          MARKET
    AMOUNT     INVESTMENT SECURITIES - 114.8%                          VALUE
--------------------------------------------------------------------------------
               U.S. GOVERNMENT AGENCY OBLIGATIONS - 35.4%
$  2,910,000   FHLB Discount Note, 10/01/03 ...................    $  2,910,000
     705,000   FHLMC, 1.50%, 08/15/05 .........................         704,731
     730,000   FNMA, 2.75%, 12/16/05 ..........................         732,351
     660,000   FNMA, 2.375%, 03/17/06 .........................         658,828
   2,000,000   FNMA, 5.25%, 06/15/06 ..........................       2,169,304
     500,000   FNMA, 7.125%, 03/15/07 .........................         576,269
     600,000   FNMA, 3.75%, 09/15/08 ..........................         609,902
   1,250,000   FNMA, 5.25%, 01/15/09 ..........................       1,368,294
     500,000   FHLMC, 4.50%, 07/15/13 .........................         504,912
                                                                   ------------
               TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS .......    $ 10,234,591
                                                                   ------------

               U.S. TREASURY OBLIGATIONS - 33.6%
$  1,000,000   U.S. Treasury Note, 7.875%, 11/15/04 ...........    $  1,075,195
     945,000   U.S. Treasury Note, 1.25%, 05/31/05 ............         944,446
     500,000   U.S. Treasury Note, 2.00%, 08/31/05 ............         505,391
   1,600,000   U.S. Treasury Note, 5.75%, 11/15/05 ............       1,740,750
   1,000,000   U.S. Treasury Note, 4.375%, 05/15/07 ...........       1,073,516
   1,400,000   U.S. Treasury Note, 3.25%, 08/15/07 ............       1,445,555
   1,000,000   U.S. Treasury Note, 3.00%, 11/15/07 ............       1,020,586
     750,000   U.S. Treasury Bond, 12.00%, 08/15/13 ...........       1,062,744
     500,000   U.S. Treasury Bond, 11.25%, 02/15/15 ...........         821,504
                                                                   ------------
               TOTAL U.S. TREASURY OBLIGATIONS ................    $  9,689,687
                                                                   ------------

               MORTGAGE-BACKED SECURITIES - 41.2%
$    887,826   FNMA, 6.50%, 06/01/16 ..........................    $    938,078
     136,747   FNMA, 6.00%, 11/01/17 ..........................         142,747
     519,673   FNMA, 5.50%, 01/01/18 ..........................         538,001
     855,132   FNMA, 5.00%, 03/01/18 ..........................         876,977
     130,427   GNMA, 6.75%, 09/20/24 ..........................         133,288
     361,020   FNMA, 7.00%, 09/01/27 ..........................         385,395
     248,188   FNMA, 8.00%, 02/01/31 ..........................         268,107
     869,140   FHLMC, 6.50%, 08/01/32 .........................         907,560
   1,629,768   FHLMC, 6.50%, 09/01/32 .........................       1,701,810
   1,253,431   FNMA, 6.00%, 04/01/33 ..........................       1,298,300
     309,322   FNMA, 6.00%, 06/01/33 ..........................         319,230
      47,144   FNMA, 6.00%, 06/01/33 ..........................          49,005
     257,320   FNMA, 6.00%, 07/01/33 ..........................         265,562
   3,000,000   FNMA TBA, 5.50%, 10/30/33 ......................       3,059,999
   1,000,000   FNMA TBA, 5.00%, 10/30/33 ......................       1,001,563
                                                                   ------------
               TOTAL MORTGAGE-BACKED SECURITIES ...............    $ 11,885,622
                                                                   ------------

--------------------------------------------------------------------------------
                                                                      MARKET
     SHARES     CASH EQUIVALENTS - 4.6%                                VALUE
--------------------------------------------------------------------------------
   1,340,265   Merrill Lynch Government Money Market Fund .....    $  1,340,265
                                                                   ------------

               TOTAL INVESTMENT SECURITIES - 114.8%
                  (Amortized Cost $32,545,845) ................    $ 33,150,165

               LIABILITIES IN EXCESS OF OTHER ASSETS - (14.8%)       (4,279,461)
                                                                   ------------

               NET ASSETS - 100.0% ............................    $ 28,870,704
                                                                   ============

See accompanying notes to portfolios of investments and notes to financial statements.

MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2003

===============================================================================================================
   PRINCIPAL
    AMOUNT     INVESTMENT SECURITIES - 99.9%                                                           VALUE
---------------------------------------------------------------------------------------------------------------
               VARIABLE RATE DEMAND NOTES - 63.3%
$  2,000,000   Cuyahoga Co., OH, EDR (Gateway Arena Proj.), Ser. B, 1.24%, 10/01/03 ...........    $  2,000,000
     830,000   Lee Co., FL, Hsg. Fin. Auth. MFH Rev. (Cape Coral Apts.), 1.315%, 10/01/03 .....         830,000
     100,000   Illinois, Health Fac. Auth. Rev. (West Suburban Hosp.), 1.12%, 10/01/03 ........         100,000
      85,000   Rhode Island St. IDR (Gardener Specialty), 1.30%, 10/01/03 .....................          85,000
   1,250,000   Greenville, SC, Mem. Aud. Dist. Pub. Fac. Corp. COP (Bi-Lo Ctr. Proj.),
                  1.25%, 10/01/03 .............................................................       1,250,000
     410,000   Florida, Hsg. Fin. Corp. Rev., 1.25%, 10/01/03 .................................         410,000
   2,580,000   Massachusetts St., DFA Solid Waste Disposal (Newark Group Proj.),
                  1.30%, 10/01/03 .............................................................       2,580,000
   1,150,000   Daley Investments, Inc., 1.17%, 10/01/03 .......................................       1,150,000
     260,000   River Falls, WI, IDR (M&O Property Proj.), 1.30%, 10/01/03 .....................         260,000
      80,000   Bexar Co., TX, HFA MFA Rev. (Mitchell Village), 1.60%, 10/01/03 ................          80,000
     200,000   Orchard Business LLC, 1.19%, 10/01/03 ..........................................         200,000
     150,000   Milwaukee, WI, Redev. Auth. (Palermo Villa Proj.), 1.30%, 10/01/03 .............         150,000
   2,000,000   Fox Valley Ice Arena LLC, 1.30%, 10/01/03 ......................................       2,000,000
     265,000   Gorham, ME, Rev. Oblig. Secs. (Montalvo Properties), 1.30%, 10/01/03 ...........         265,000
     620,000   California, Pollution Ctl. Fin. Auth., 1.85%, 10/01/03 .........................         620,000
   1,570,000   Florida, Hsg. Fin. Corp. Rev. (Heritage), 1.25%, 10/01/03 ......................       1,570,000
   6,000,000   Catholic Health Initiatives, 1.35%, 10/01/03 ...................................       6,000,000
   1,005,000   West Bend, WI, IDR (Bestch Tool), 1.20%, 10/01/03 ..............................       1,005,000
   1,460,000   New Jersey, EDA EDR (176 Duane Street Proj.), 1.19%, 10/01/03 ..................       1,460,000
     400,000   Alachua Co., FL, HFA MFH Rev. (Brookside Apts.), 1.25%, 10/01/03 ...............         400,000
     105,000   Illinois, IDR Fin. Auth. (Processing Tech.), 1.30%, 10/01/03 ...................         105,000
   1,550,000   Orange Co., FL, HFA MFH Rev. (Millenia), 1.25%, 10/01/03 .......................       1,550,000
     500,000   Orange Co., FL, HFA MFH Rev. (Mystic Cove Apts.), 1.25%, 10/01/03 ..............         500,000
     425,000   Monroe Co., NY, IDR (Rochester Inst.), 2.75%, 10/01/03 .........................         425,000
     585,000   Appleton, WI, IDR (Graphic Comm. Ctr.), 1.30%, 10/01/03 ........................         585,000
     595,000   Vista Funding Corp. 1996C, 1.33%, 10/02/03 .....................................         595,000
     400,000   Terre Haute, IN, Intl. Airport Auth. Rev. (Tri Aerospace), 1.55%, 10/02/03 .....         400,000
     100,000   Suffolk Co., NY, IDR Civic Fac., 1.27%, 10/02/03 ...............................         100,000
     160,000   Ontario, CA, Rev. (Mission Oaks), 1.34%, 10/02/03 ..............................         160,000
     560,000   Montgomery Co., NY, IDA Rev. (CNB Fin. Corp.), 1.25%, 10/02/03 .................         560,000
     750,000   Illinois, Dev. Fin. Auth. IDR (Quality Screw Proj.), 1.29%, 10/02/03 ...........         750,000
     100,000   Riverside Co., CA, IDA IDR (Advance Business), 1.32%, 10/02/03 .................         100,000
   1,650,000   Oklahoma Co., OK, Fin. Auth. IDR (Factory Direct), 1.37%, 10/02/03 .............       1,650,000
     885,000   Ontario, CA, Redev. Agcy. Hsg. (Vineyard Village), 1.34%, 10/02/03 .............         885,000
     700,000   Erie Co., PA, Hosp. Auth. Rev. (Forestview Health Care Ctr.),
                  1.37%, 10/02/03 .............................................................         700,000
     620,000   West Covina, CA, PFA Tax Allocation Rev., 1.30%, 10/02/03 ......................         620,000
     690,000   Eden Prairie, MN, IDR (SWB LLC Proj.), 1.60%, 10/02/03 .........................         690,000
     685,000   MU LLC, Taxable Nts., 1.45%, 10/02/03 ..........................................         685,000
   1,750,000   Upper Illinois, River Dev. Auth. IDR, 1.20%, 10/02/03 ..........................       1,750,000
   2,850,000   Baldwin Bone & Joint Med. Ctr. LLC, 1.34%, 10/02/03 ............................       2,850,000
   1,075,000   Automated Packaging Sys., 1.21%, 10/02/03 ......................................       1,075,000
     375,000   Berks Cardiologists, 1.32%, 10/02/03 ...........................................         375,000
     200,000   Buckeye Corrugated, Inc., 1.20%, 10/02/03 ......................................         200,000
     550,000   Chesterwood Village Ltd., 1.15%, 10/02/03 ......................................         550,000

52

MONEY MARKET FUND
(CONTINUED)
===============================================================================================================
   PRINCIPAL
    AMOUNT     INVESTMENT SECURITIES - 99.9% (CONTINUED)                                               VALUE
---------------------------------------------------------------------------------------------------------------
               VARIABLE RATE DEMAND NOTES - 63.3% (CONTINUED)
$  3,120,000   Cunat Brothers, Inc., 1.32%, 10/02/03 ..........................................    $  3,120,000
     300,000   Hancor, Inc., 1.20%, 10/02/03 ..................................................         300,000
     865,000   2150 Investment Company, Ser. 1996, 1.20%, 10/02/03 ............................         865,000
     230,000   Triad Group, Inc., 1.19%, 10/02/03 .............................................         230,000
   3,825,000   Beckett Ridge Golf Club, 1.40%, 10/02/03 .......................................       3,825,000
     560,000   American Watchmakers Institute, 1.45%, 10/02/03 ................................         560,000
   5,455,000   Springfield, MO, Redev. Auth. Rev. (Univ. Plaza Hotel), 1.32%, 10/02/03 ........       5,455,000
     190,000   Denver LLC, 1.56%, 10/02/03 ....................................................         190,000
     540,000   California, Statewide Cmntys. Dev. Auth. Rev. (Cypress Villas),
                  1.18%, 10/02/03 .............................................................         540,000
     880,000   St. Charles Co., MO, IDA Indl. Rev. (Austin Company Proj.),
                  1.32%, 10/02/03 .............................................................         880,000
     270,000   Columbia Ridge Orchards LLC, Ser. 1998, 1.15%, 10/02/03 ........................         270,000
   1,345,000   Century Motors Acura (Elizabeth Connelley Trust), 1.26%, 10/02/03 ..............       1,345,000
   1,065,000   Century Motors VW (Elizabeth Connelley Trust), 1.26%, 10/02/03 .................       1,065,000
     975,000   Corp. Grove Management LLC, 1.17%, 10/02/03 ....................................         975,000
     480,000   Diamond Dev. Group, Inc., 1.36%, 10/02/03 ......................................         480,000
     890,000   Employers Resource Associates, Inc., 1.21%, 10/02/03 ...........................         890,000
   8,210,000   Amerifreeze Partners I, 1.26%, 10/02/03 ........................................       8,210,000
     495,000   California, Statewide Cmntys. Dev. Auth. Rev. (Oakmont of Stockton LLC),
                  1.20%, 10/02/03 .............................................................         495,000
     535,000   Colorado, HFA EDR (Super Vacuum), 1.35%, 10/02/03 ..............................         535,000
     110,000   Colorado, HFA EDR, 1.35%, 10/02/03 .............................................         110,000
     590,000   North American Precast, 1.20%, 10/02/03 ........................................         590,000
     715,000   Brundidge, AL, Combined Utilities Rev., 2.75%, 10/02/03 ........................         715,000
     500,000   Cheney Brothers, Inc., 1.19%, 10/02/03 .........................................         500,000
   1,700,000   Ducky Properties LLC, 1.30%, 10/02/03 ..........................................       1,700,000
     750,000   Englewood, OH, EDR (Young Mens), 1.24%, 10/02/03 ...............................         750,000
   4,645,000   Environmental Tectonics, 1.20%, 10/02/03 .......................................       4,645,000
   1,615,000   Hyde Park United Methodist Church, 1.26%, 10/02/03 .............................       1,615,000
     275,000   Jewish Federation of Greater Pittsburgh, 1.17%, 10/02/03 .......................         275,000
   2,615,000   Louisiana, Hsg. Fin. Agcy. Rev. MFH, 1.32%, 10/02/03 ...........................       2,615,000
   3,550,000   Louisiana, Loc. Govt. Environmental Fac. (Bioset Shreveport),
                  1.34%, 10/02/03 .............................................................       3,550,000
     425,000   Macatawa Capital, 1.29%, 10/02/03 ..............................................         425,000
   1,000,000   Atlanta, GA, Urban Residential Fin. Auth. MFH Rev. (Auburn Glenn),
                  1.19%, 10/02/03 .............................................................       1,000,000
     550,000   Miami River Stone Company, 1.36%, 10/02/03 .....................................         550,000
     200,000   Tucson, AZ, Airport Auth. Inc. Spl. (Learjet, Inc.), 1.15%, 10/02/03 ...........         200,000
     760,000   Orange Co., FL, IDA Rev. (Christian Prison Ministry), 2.12%, 10/02/03 ..........         760,000
   1,500,000   Orange Co., NY, Civic Fac. Rev. (Horton Med. Ctr.), 1.24%, 10/02/03 ............       1,500,000
     300,000   Pennsylvania, Econ. DFA EDR, 1.17%, 10/02/03 ...................................         300,000
     460,000   PME Intl. Properties, 1.20%, 10/02/03 ..........................................         460,000
     330,000   Richmond, TX, Higher Educ. Fin. (Bayou-Houston Proj.), 1.29%, 10/02/03 .........         330,000
   5,520,000   Shehata Said & Shehata, 1.40%, 10/02/03 ........................................       5,520,000
   4,100,000   Trinity Baptist Church, 1.32%, 10/02/03 ........................................       4,100,000
     170,000   Washington St., Econ. DFA Rev. (Indl.-Lyn.-Tron. Proj.), 1.18%, 10/02/03 .......         170,000
     500,000   Washington St., MFA Rev. (Brittany Park LLC), 1.13%, 10/02/03 ..................         500,000
     500,000   California, Statewide Cmntys. Dev. Auth. Rev. (Park David), 1.18%, 10/02/03 ....         500,000

                                                                              53

MONEY MARKET FUND
(CONTINUED)
===============================================================================================================
   PRINCIPAL
    AMOUNT     INVESTMENT SECURITIES - 99.9% (CONTINUED)                                               VALUE
---------------------------------------------------------------------------------------------------------------
               VARIABLE RATE DEMAND NOTES - 63.3% (CONTINUED)
$    190,000   Maryland St., Indl. DFA EDR (Cloverleaf), 1.19%, 10/02/03 ......................    $    190,000
     250,000   Kent Co., MI, 1.15%, 10/02/03 ..................................................         250,000
   1,485,000   Westwood Baptist Church, 1.26%, 10/02/03 .......................................       1,485,000
     440,000   Washington St., MFA Rev. (Sherwood Springs Partners), 1.15%, 10/02/03 ..........         440,000
   3,090,000   Miarko, Inc., 1.45%, 10/02/03 ..................................................       3,090,000
   1,615,000   Paks Partners, 1.26%, 10/02/03 .................................................       1,615,000
   4,470,000   Speedy Arches Ltd., 1.21%, 10/02/03 ............................................       4,470,000
     400,000   California, Statewide Cmntys. Dev. Auth. Rev. (Canyon Hsg.),
                  1.18%, 10/02/03 .............................................................         400,000
     325,000   Jefferson Co., KY, Student Hsg. (ULH, Inc.), 2.75%, 10/02/03 ...................         325,000
     900,000   Assk Properties LC, 1.35%, 10/02/03 ............................................         900,000
      90,000   California, Infratsructure & Econ. Dev. Bk., 1.30%, 10/02/03 ...................          90,000
     500,000   California, Statewide Cmntys. Dev. Auth. MFH Rev. (Sunrise Proj.),
                  1.18%, 10/02/03 .............................................................         500,000
     965,000   Best One Tire & Service, 1.17%, 10/02/03 .......................................         965,000
     420,000   Cunat Capital Corp., 1.37%, 10/02/03 ...........................................         420,000
   9,155,000   Schwerkoske, 1.21%, 10/02/03 ...................................................       9,155,000
   3,500,000   Alameda, CA, Pub. Fin. Auth. Rev., 1.30%, 10/02/03 .............................       3,500,000
     335,000   ABAG, CA, Fin. Auth. for Nonprofit Corps. MFH Rev. (Amber),
                  1.20%, 10/02/03 .............................................................         335,000
   1,140,000   Stapleton Real Estate, 1.21%, 10/02/03 .........................................       1,140,000
     885,000   Tahoe LLC, 1.30%, 10/02/03 .....................................................         885,000
     800,000   Tarrant Co., TX, MFH Fin. Corp. Rev. (Gateway), 1.18%, 10/02/03 ................         800,000
   2,460,000   Taylor Steel, Inc., 1.17%, 10/02/03 ............................................       2,460,000
     590,000   Zecc Investments LLP, 1.45%, 10/02/03 ..........................................         590,000
   1,750,000   Mailender-Abel, 1.26%, 10/02/03 ................................................       1,750,000
     745,000   2150 Investment Company, 1.20%, 10/02/03 .......................................         745,000
   1,150,000   Manatee Co., FL, MFH Fin. Auth. Rev. (La Miranda), 1.52%, 10/02/03 .............       1,150,000
   3,300,000   Beckfield Properties LLC, 1.18%, 10/03/03 ......................................       3,300,000
     368,000   Greencastle, IN, EDR (Round Barn), 1.27%, 10/03/03 .............................         368,000
     730,000   Schenectady, NY, IDR (JMR Dev. Company), 1.25%, 12/03/03 .......................         730,000
                                                                                                   ------------
               TOTAL VARIABLE RATE DEMAND NOTES ...............................................    $145,933,000
                                                                                                   ------------

               CORPORATE BONDS - 14.9%
$    250,000   Morgan Stanley Dean Witter, 6.125%, 10/01/03 ...................................    $    250,000
     900,000   Wachovia Corp., 5.875%, 10/15/03 ...............................................         901,520
     200,000   Wachovia Corp., 6.925%, 10/15/03 ...............................................         200,408
     100,000   Associates Corp., 5.75%, 10/15/03 ..............................................         100,166
     250,000   Potomac Electric Pwr. Corp., 5.625%, 10/15/03 ..................................         250,386
     105,000   National Rural Utilities, 5.30%, 10/20/03 ......................................         105,181
     450,000   National Rural Utilities, 5.20%, 10/21/03 ......................................         450,691
     500,000   Verizon Comm., 5.625%, 11/01/03 ................................................         501,705
     514,000   American General Fin., 5.75%, 11/01/03 .........................................         515,714
     128,000   Wells Fargo Company, 6.125%, 11/01/03 ..........................................         128,507
     854,000   Associates Corp., 5.75%, 11/01/03 ..............................................         857,079
     100,000   General Electric Corp., 6.81%, 11/03/03 ........................................         100,500
     200,000   Toyota Motor Credit, 5.625%, 11/13/03 ..........................................         200,733
   1,700,000   Alabama Pwr. Company, 5.35%, 11/15/03 ..........................................       1,708,035
     140,000   Bank of New York Company, Inc., 6.50%, 12/01/03 ................................         141,213

54

MONEY MARKET FUND
(CONTINUED)
===============================================================================================================
   PRINCIPAL
    AMOUNT     INVESTMENT SECURITIES - 99.9% (CONTINUED)                                               VALUE
---------------------------------------------------------------------------------------------------------------
               CORPORATE BONDS - 14.9% (CONTINUED)
$    700,000   Morgan Stanley Dean Witter, 6.375%, 12/15/03 ...................................    $    706,931
     995,000   National Rural Utilities, 5.38%, 12/15/03 ......................................       1,002,926
     231,000   National Rural Utilities, 6.00%, 01/15/04 ......................................         233,864
     930,000   Bear Stearns Company, 6.625%, 01/15/04 .........................................         943,613
   1,205,000   Verizon Comm., 6.00%, 01/15/04 .................................................       1,220,597
   7,340,000   National Rural Utilities, 6.00%, 01/15/04 ......................................       7,431,377
     115,000   Morgan Stanley Dean Witter, 5.625%, 01/20/04 ...................................         116,288
     300,000   Wells Fargo Company, 6.00%, 02/01/04 ...........................................         304,440
     700,000   National City Corp., 8.50%, 02/01/04 ...........................................         715,530
   1,430,000   Fleet Boston Fin. Corp., 6.625%, 02/01/04 ......................................       1,452,584
     625,000   Merrill Lynch & Company, 5.70%, 02/06/04 .......................................         634,010
     425,000   Citigroup, Inc., 5.70%, 02/06/04 ...............................................         431,345
     100,000   Morgan Stanley Dean Witter, 6.34%, 02/09/04 ....................................         101,706
   1,887,000   Verizon Comm., 6.25%, 02/15/04 .................................................       1,920,422
     100,000   Bank One Corp., 5.625%, 02/17/04 ...............................................         101,473
     842,000   JP Morgan & Company, 5.75%, 02/25/04 ...........................................         856,141
     100,000   Caterpillar Fin. Service Corp., 6.09%, 03/01/04 ................................         101,951
   1,045,000   National City Corp., 6.625%, 03/01/04 ..........................................       1,067,456
     665,000   Bear Stearns Company, 6.15%, 03/02/04 ..........................................         677,672
     915,000   Verizon Comm., 6.75%, 03/15/04 .................................................         936,869
     250,000   Heller Fin., Inc., 6.00%, 03/19/04 .............................................         255,496
     122,000   Chase Manhattan Corp., 5.75%, 04/15/04 .........................................         124,682
     175,000   Wells Fargo Company, 5.45%, 05/03/04 ...........................................         179,185
     500,000   Southtrust Corp., 8.625%, 05/15/04 .............................................         521,895
     375,000   Associates Corp., 5.96%, 05/15/04 ..............................................         375,000
     213,000   Wal-Mart Stores, 7.50%, 05/15/04 ...............................................         220,957
     250,000   AmSouth Bancorp, 7.75%, 05/15/04 ...............................................         259,254
     236,000   Bank of America Corp., 7.625%, 06/15/04 ........................................         246,132
     100,000   Bellsouth Telecomm., 6.375%, 06/15/04 ..........................................         103,474
     120,000   Wachovia Corp., 6.625%, 06/15/04 ...............................................         124,337
     875,000   Fleet Boston Fin. Corp., 8.125%, 07/01/04 ......................................         919,179
     155,000   Bank of America Corp., 6.125%, 07/15/04 ........................................         160,819
     200,000   Wells Fargo Company, 6.625%, 07/15/04 ..........................................         208,262
   1,017,000   National Rural Utilities, 5.25%, 07/15/04 ......................................       1,046,705
     100,000   Coca-Cola Company, 6.625%, 08/01/04 ............................................         104,285
     101,000   Merrill Lynch & Company, 6.55%, 08/01/04 .......................................         104,926
     132,000   Wal-Mart Stores, 6.55%, 08/10/04 ...............................................         137,586
     110,000   Bank One Corp., 7.25%, 08/15/04 ................................................         115,378
   1,390,000   Alabama Pwr. Company, 7.125%, 08/15/04 .........................................       1,458,804
     158,000   Bank of America Corp., 7.75%, 08/15/04 .........................................         166,450
     236,000   Alabama Pwr. Company, 4.875%, 09/01/04 .........................................         243,487
                                                                                                   ------------
               TOTAL CORPORATE BONDS ..........................................................    $ 34,445,326
                                                                                                   ------------

               TAXABLE MUNICIPAL BONDS - 17.2%
$  1,625,000   Cleveland, OH, Urban Renewal, 2.25%, 10/30/03 ..................................    $  1,625,000
     600,000   New York City, NY, Trans. Fin. Auth. Rev. (Future Tax Secd.),
                  6.875%, 11/01/03 ............................................................         602,705
   5,000,000   Cleveland, OH, Airport Surp. Rev., 1.65%, 11/17/03 .............................       5,000,000
   3,160,000   Upper Arlington, OH, BANS, 2.25%, 11/20/03 .....................................       3,161,710

                                                                              55

MONEY MARKET FUND
(CONTINUED)
===============================================================================================================
   PRINCIPAL
    AMOUNT     INVESTMENT SECURITIES - 99.9% (CONTINUED)                                               VALUE
---------------------------------------------------------------------------------------------------------------
               TAXABLE MUNICIPAL BONDS - 17.2% (CONTINUED)
$    500,000   Alameda Co., CA, Pension Oblig., 7.70%, 12/01/03 ...............................    $    505,166
     500,000   Cook Co., IL, Sch. Dist. No. 081 Schiller Pk., 2.00%, 12/01/03 .................         500,412
   3,500,000   Eastlake, OH, BANS, 2.50%, 12/03/03 ............................................       3,502,382
     420,000   Adams Co., CO, Sch. Dist. No. 012, 3.85%, 12/15/03 .............................         422,018
   1,100,000   Indiana St., Western Sch. Corp. BANS, 2.25%, 12/30/03 ..........................       1,100,675
   4,800,000   Rome, GA, TANS, 1.50%, 12/31/03 ................................................       4,801,773
   1,550,000   Richmond, IN, Cmnty. Sch. TANS, 2.50%, 12/31/03 ................................       1,551,909
   7,000,000   New York St., Dorm Auth. Rev. City Univ. Sys. Cons. (5th Gen.),
                  1.59%, 01/01/04 .............................................................       7,000,000
     170,000   Northeast Indiana, Sch. Corp. Pension, 3.25%, 01/15/04 .........................         170,860
     850,000   Chardon, OH, BANS, Redev., 1.76%, 02/19/04 .....................................         850,000
   2,865,000   American Muni. Pwr. OH, Inc. (Gorsuch), 2.00%, 04/01/04 ........................       2,869,950
     500,000   Philadelphia, PA, Auth. for Indl. Dev. Pension Funding, 5.49%, 04/15/04 ........         510,802
     464,000   Deerfield Twp., OH, BANS, 2.15%, 05/13/04 ......................................         465,265
   1,000,000   Farmington, NM, Utilities Sys. Rev., 3.00%, 05/15/04 ...........................       1,009,409
     750,000   St. Louis, MO, Airport Rev., 2.00%, 07/01/04 ...................................         753,622
   1,482,000   Darke Co., OH, Real Estate BANS, 1.81%, 07/14/04 ...............................       1,486,119
     220,000   Richmond, CA, LTGO Pension, 6.92%, 08/01/04 ....................................         229,558
     470,000   Lynwood, CA, Pub. Fin. Auth. Lease Rev., 1.65%, 09/01/04 .......................         470,134
   1,000,000   Lebanon, OH, BANS, 1.85%, 09/22/04 .............................................       1,002,876
                                                                                                   ------------
               TOTAL TAXABLE MUNICIPAL BONDS ..................................................    $ 39,592,345
                                                                                                   ------------

               ADJUSTABLE RATE PUT BONDS - 4.5%
$    405,000   Moon, PA, IDA (One Thorn Run), 1.17%, 11/07/03 .................................    $    405,000
  10,000,000   Eel River Investment Company, 1.77%, 12/03/03 ..................................      10,000,000
                                                                                                   ------------
               TOTAL ADJUSTABLE RATE PUT BONDS ................................................    $ 10,405,000
                                                                                                   ------------

               TOTAL INVESTMENT SECURITIES - 99.9% (Amortized Cost $230,375,671) ..............    $230,375,671

               OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1% ...................................         173,089
                                                                                                   ------------

               NET ASSETS - 100.0% ............................................................    $230,548,760
                                                                                                   ============

See accompanying notes to portfolios of investments and notes to financial statements.

U.S. GOVERNMENT MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2003
================================================================================
   PRINCIPAL
    AMOUNT     INVESTMENT SECURITIES - 68.9%                           VALUE
--------------------------------------------------------------------------------
               U.S. GOVERNMENT AGENCY OBLIGATIONS - 58.1%
$  1,000,000   Overseas Private Investment Corp., 1.06%,
                  10/01/03 ....................................    $  1,000,000
   1,000,000   Overseas Private Investment Corp., 1.06%,
                  10/01/03 ....................................       1,000,000
   1,500,000   Overseas Private Investment Corp., 1.06%,
                  10/01/03 ....................................       1,500,000
   3,813,953   Overseas Private Investment Corp., 1.06%,
                  10/01/03 ....................................       3,813,952
     535,000   FFCB, 3.125%, 10/01/03 .........................         535,000
     200,000   FNMA, 5.26%, 10/02/03 ..........................         200,020
     200,000   FNMA, 5.28%, 10/06/03 ..........................         200,097
     200,000   FFCB, 4.82%, 10/07/03 ..........................         200,108
     100,000   FHLB, 6.00%, 10/07/03 ..........................         100,070
   2,000,000   FHLB Discount Note, 10/08/03 ...................       1,999,596
     100,000   FNMA, 5.45%, 10/10/03 ..........................         100,093
     150,000   FHLB, 4.775%, 10/15/03 .........................         150,175
     100,000   FNMA, 6.84%, 10/15/03 ..........................         100,203
     100,000   FHLB, 5.44%, 10/15/03 ..........................         100,150
     450,000   FNMA, 5.35%, 10/20/03 ..........................         450,860
     100,000   FFCB, 6.40%, 10/20/03 ..........................         100,281
     300,000   FNMA, 5.33%, 10/20/03 ..........................         300,597
     265,000   FHLB, 5.08%, 10/22/03 ..........................         265,611
     500,000   FHLMC, 3.18%, 10/24/03 .........................         500,653
     505,000   FHLB, 5.375%, 10/27/03 .........................         506,506
     500,000   FHLB, 5.00%, 10/27/03 ..........................         501,331
     500,000   FHLB, 5.27%, 10/27/03 ..........................         501,324
     250,000   FNMA, 5.06%, 10/27/03 ..........................         250,562
     500,000   Private Export Funding Company, 7.03%, 10/31/03          502,206
     100,000   FHLB, 5.08%, 11/06/03 ..........................         100,357
     100,000   FHLB, 5.065%, 11/13/03 .........................         100,425
     750,000   FNMA, 5.27%, 11/13/03 ..........................         753,675
     675,000   FHLB, 2.50%, 11/14/03 ..........................         676,097
     300,000   FHLB, 3.125%, 11/14/03 .........................         300,738
     340,000   FHLB, 6.375%, 11/14/03 .........................         342,124
   2,714,000   FNMA, 4.75%, 11/14/03 ..........................       2,725,794
   1,735,000   FNMA, 3.125%, 11/15/03 .........................       1,739,201
   2,084,000   FHLMC, 6.375%, 11/15/03 ........................       2,097,493
     200,000   FHLB, 5.275%, 11/20/03 .........................         201,141
     500,000   FHLMC, 3.05%, 11/28/03 .........................         501,535
     145,000   FHLB, 5.125%, 12/01/03 .........................         145,967
     250,000   FFCB, 5.15%, 12/02/03 ..........................         251,707
     200,000   FHLB, 3.11%, 12/03/03 ..........................         200,693
     350,000   FNMA, 5.80%, 12/10/03 ..........................         353,165
     204,000   FHLMC, 3.25%, 12/15/03 .........................         204,906
     500,000   FNMA, 5.41%, 12/15/03 ..........................         504,433
     500,000   FHLB, 4.985%, 12/15/03 .........................         504,001
     250,000   FHLB, 3.00%, 12/26/03 ..........................         251,141
     600,000   FHLB, 5.28%, 12/29/03 ..........................         606,137
     750,000   FHLB, 5.375%, 01/05/04 .........................         758,248
     890,000   FHLMC, 3.25%, 01/15/04 .........................         895,526
   1,030,000   FHLMC, 5.00%, 01/15/04 .........................       1,041,519

U.S. GOVERNMENT MONEY MARKET FUND
(CONTINUED)
================================================================================
   PRINCIPAL
    AMOUNT     INVESTMENT SECURITIES - 68.9% (CONTINUED)               VALUE
--------------------------------------------------------------------------------
               U.S. GOVERNMENT AGENCY OBLIGATIONS - 58.1% (CONTINUED)
$    275,000   FHLMC, 3.33%, 01/30/04 .........................    $    277,037
     300,000   FHLB, 5.10%, 02/05/04 ..........................         304,078
   1,000,000   FNMA, 5.45%, 02/05/04 ..........................       1,014,566
     100,000   FHLB, 6.875%, 02/13/04 .........................         101,992
     100,000   FHLB, 5.25%, 02/13/04 ..........................         101,519
     824,000   FHLMC, 5.25%, 02/15/04 .........................         836,760
     600,000   FHLB, 9.50%, 02/25/04 ..........................         620,123
     150,000   FHLB, 6.36%, 02/26/04 ..........................         153,163
   1,166,000   FNMA, 4.75%, 03/15/04 ..........................       1,185,031
     500,000   FHLMC, 6.83%, 03/26/04 .........................         513,945
     300,000   FNMA, 6.85%, 04/05/04 ..........................         308,790
   1,555,000   FHLB, 3.75%, 04/15/04 ..........................       1,576,575
     250,000   FHLB, 4.875%, 04/16/04 .........................         254,937
     120,000   FHLB, 5.44%, 04/19/04 ..........................         122,900
     115,000   FHLB, 1.25%, 05/05/04 ..........................         114,927
   1,565,000   FNMA, 5.625%, 05/14/04 .........................       1,607,879
     500,000   FHLMC, 3.25%, 05/20/04 .........................         506,981
     300,000   FHLB, 3.225%, 05/28/04 .........................         303,836
     175,000   FFCB, 5.93%, 05/28/04 ..........................         180,635
     250,000   FNMA, 6.48%, 06/28/04 ..........................         259,691
     295,000   FNMA, 7.40%, 07/01/04 ..........................         308,927
     876,000   FNMA, 6.50%, 08/15/04 ..........................         914,679
   1,000,000   FNMA, 1.30%, 08/30/04 ..........................       1,000,000
                                                                   ------------
               TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS .......    $ 42,704,389
                                                                   ------------

               VARIABLE RATE DEMAND NOTES - 10.8%
$  1,650,000   Sacramento Co., CA, Hsg. Auth. MFH Rev. (Deer
                  Park Apts.), 1.13% 10/02/03, Guarantor: FNMA     $  1,650,000
   1,000,000   Lakewood, CO, Hsg. Auth. MFH Rev. (Ridgemoor),
                  1.18% 10/02/03, Guarantor: FNMA .............       1,000,000
   1,350,000   Florida Hsg. Fin. Corp. Rev. (Tuscany), 1.32%
                  10/02/03, Guarantor: FNMA ...................       1,350,000
   3,900,000   Simi Valley, CA, Hsg. MFH Rev. (Parker Ranch),
                  1.13% 10/02/03, Guarantor: FNMA .............       3,900,000
                                                                   ------------
               TOTAL VARIABLE RATE DEMAND NOTES ...............    $  7,900,000
                                                                   ------------

               TOTAL INVESTMENT SECURITIES - 68.9% ............    $ 50,604,389
                                                                   ============

U.S. GOVERNMENT MONEY MARKET FUND
(CONTINUED)
================================================================================
      FACE
     AMOUNT    REPURCHASE AGREEMENTS - 30.5%                           VALUE
--------------------------------------------------------------------------------
$ 16,000,000   Nesbitt Burns Securities, Inc., 1.05%, dated
                  09/30/03 due 10/01/03, repurchase proceeds
                  $16,000,467 (Collateralized by $16,490,000
                  FNMA Discount Note due 08/06/04, fair value
                  $16,331,363) ................................    $ 16,000,000
   5,000,000   Morgan Stanley Dean Witter, Inc., 1.01%, dated
                  09/30/03 due 10/01/03, repurchase proceeds
                  $5,000,146 (Collateralized by $2,315,000 FNMA
                  Discount Note due 10/15/03, fair value
                  $2,269,514 and $2,794,000 FNMA Discount Note
                  due 11/21/03, fair value $2,734,996) ........       5,000,000
   1,380,000   Morgan Stanley Dean Witter, Inc., 1.01%, dated
                  09/30/03 due 10/01/03, repurchase proceeds
                  $1,380,039 (Collateralized by $640,00 FNMA
                  Discount Note due 10/15/03, fair value
                  $626,386 and $771,000 FNMA Discount Note
                  due 11/21/03, fair value $754,859) ..........       1,380,000
                                                                   ------------
               TOTAL REPURCHASE AGREEMENTS ....................    $ 22,380,000
                                                                   ------------

               TOTAL INVESTMENT SECURITIES AND
                  REPURCHASE AGREEMENTS - 99.4%
                  (AMORTIZED COST $72,984,389) ................    $ 72,984,389

               OTHER ASSETS IN EXCESS OF LIABILITIES - 0.6% ...         429,396
                                                                   ------------

               NET ASSETS - 100.0% ............................    $ 73,413,785
                                                                   ============

See accompanying notes to portfolios of investments and notes to financial statements.

NOTES TO PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 2003
================================================================================

REPURCHASE AGREEMENTS

Repurchase agreements are fully collateralized by U.S. Government obligations.

VARIABLE RATE DEMAND NOTES

A variable rate demand note is a security payable on demand at par whose terms provide for the periodic readjustment of its interest rate on set dates and which, at any time, can reasonably be expected to have a market value that approximates its par value. The interest rates shown represent the effective rates as of the report date. The dates shown represent the scheduled maturity dates.

ADJUSTABLE RATE PUT BONDS

Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity. Mandatory put bonds are automatically redeemed at a specified put date unless action is taken by the holder to prevent redemption.

PORTFOLIO ABBREVIATIONS:

BANS - Bond Anticipation Notes
COP - Certificates of Participation
DFA - Development Finance Authority
EDA - Economic Development Authority
EDR - Economic Development Revenue
FFCB - Federal Farm Credit Bank
FHLB - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
HFA - Housing Finance Authority
IDA - Industrial Development Authority
IDR - Industrial Development Revenue
LTGO - Limited Tax General Obligation
MFA - Multi-Family Authority
MFH - Multi-Family Housing
PFA - Public Finance Authority
SLMA - Student Loan Marketing Association
TANS - Tax Anticipation Notes
144a - This is a restricted security that was sold in a transaction exempt from Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers.

REPORT OF INDEPENDENT AUDITORS
================================================================================

The Board of Trustees and Shareholders
Touchstone Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Touchstone Investment Trust (comprised of Core Bond Fund, High Yield Fund, Institutional U.S. Government Money Market Fund, Intermediate Term U.S. Government Bond Fund, Money Market Fund and U.S. Government Money Market Fund) (collectively, the "Funds") as of September 30, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and for the High Yield Fund, Institutional U.S. Government Money Market Fund, Intermediate Term U.S. Government Bond Fund, Money Market Fund and U.S. Government Money Market Fund, the financial highlights for each of the four years or periods then ended, and for the Core Bond Fund, the financial highlights for each of the four years or periods then ended and for the year ended December 31, 1999. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented herein for the year ended September 30, 1999 for the Institutional U.S. Government Money Market Fund, Intermediate Term U.S. Government Bond Fund, Money Market Fund and U.S. Government Money Market Fund, were audited by other auditors whose report dated October 27, 1999 expressed an unqualified opinion. The financial highlights presented herein for the year ended December 31, 1998 for the Core Bond Fund were audited by other auditors whose report dated February 18, 1999 expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Touchstone Investment Trust at September 30, 2003, and the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended, and for the High Yield Fund, Institutional U.S. Government Money Market Fund, Intermediate Term U.S. Government Bond Fund, Money Market Fund and U.S. Government Money Market Fund, the financial highlights for each of the four years or periods then ended, and for the Core Bond Fund, the financial highlights for each of the four years or periods then ended and for the year ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.

                                        /s/ Ernst & Young LLP

Cincinnati, Ohio
November 17, 2003

TOUCHSTONE INVESTMENTS

DISTRIBUTOR
Touchstone Securities, Inc.
221 East Fourth Street
Cincinnati, Ohio 45202-4094
800.638.8194
www.touchstoneinvestments.com

INVESTMENT ADVISOR
Touchstone Advisors, Inc.
221 East Fourth Street
Cincinnati, Ohio 45202-4094

TRANSFER AGENT
Integrated Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

SHAREHOLDER SERVICE
800.543.0407

A Member of Western & Southern Financial Group(R)

TIT CORE BOND FUND
Pro Forma Combining                                     PRO FORMA FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2003
(UNAUDITED)
                                                             TIT
                                                         Intermediate         TIT                              TIT
                                                          Term Bond        Core Bond       Pro Forma        Core Bond
                                                             Fund             Fund        Adjustments          Fund
                                                         ------------     ------------    ------------     ------------
ASSETS
Investments, at cost                                     $ 32,545,845     $ 43,681,724    $         --     $ 76,227,569
                                                         ============     ============    ============     ============
Investments, at market value                             $ 33,150,165     $ 44,436,421    $         --     $ 77,586,586
Cash                                                     $    150,482     $        372              --          150,854
Receivable for securities sold                                     --        1,664,833              --        1,664,833
Receivable for capital shares sold                             11,415           14,622              --           26,037
Dividend and interest receivable                              228,121          320,932              --          549,053
Other Assets                                                   17,826           11,440              --           29,266
                                                         ------------     ------------    ------------     ------------
     Total Assets                                          33,558,009       46,448,620              --       80,006,629
                                                         ------------     ------------    ------------     ------------

LIABILITIES

Payable for securities purchased                            3,998,438        1,495,880              --        5,494,318
Dividends Payable                                              11,506            3,375              --           14,881
Payable for capital shares redeemed                           626,357           14,496              --          640,853
Payable to affiliates                                          10,004            9,459              --           19,463
Advisory and distribution fees payable                         11,636           17,986              --           29,622
Accrued expenses and other liabilities                         29,364           29,221              --           58,585
                                                         ------------     ------------    ------------     ------------
     Total Liabilities                                      4,687,305        1,570,417              --        6,257,722
                                                         ------------     ------------    ------------     ------------
Net Assets                                               $ 28,870,704     $ 44,878,203    $         --     $ 73,748,907
                                                         ============     ============    ============     ============

ANALYSIS OF NET ASSETS

Accumulated paid in capital                              $ 29,430,280     $ 43,256,485    $         --     $ 72,686,765
Distributions in excess of net investment income                2,631          187,115              --          189,746
Accumulated net realized gains(losses) on investments      (1,166,527)         679,906              --         (486,621)
Unrealized appreciation on investments                        604,320          754,697              --        1,359,017
                                                         ------------     ------------    ------------     ------------
Net Assets                                               $ 28,870,704     $ 44,878,203    $         --     $ 73,748,907
                                                         ============     ============    ============     ============

BY CLASS:
---------

NET ASSETS:
-----------
CLASS A                                                  $ 25,741,473     $ 41,787,292    $  2,790,685 (A) $ 70,319,450
CLASS B                                                     1,570,928        1,219,757      (2,790,685)              --
CLASS C                                                     1,558,303        1,871,154              --        3,429,457
                                                         ------------     ------------    ------------     ------------
                                                         $ 28,870,704     $ 44,878,203    $         --     $ 73,748,907
                                                         ============     ============    ============     ============

OUTSTANDING SHARES:
-------------------
CLASS A                                                     2,294,818        4,066,444         480,683        6,841,945
CLASS B                                                       140,031          125,106        (265,137)              --
CLASS C                                                       139,048          191,673          20,614          351,335
                                                         ------------     ------------    ------------     ------------
                                                            2,573,897        4,383,223         236,160        7,193,280
                                                         ============     ============    ============     ============

NET ASSET VALUE PER SHARE:
--------------------------
CLASS A                                                  $      11.22    $      10.28                      $      10.28
                                                         ------------    ------------                      ------------
CLASS B                                                  $      11.22    $       9.75                      $       0.00
                                                         ------------    ------------                      ------------
CLASS C                                                  $      11.21    $       9.76                      $       9.76
                                                         ------------    ------------                      ------------

(A) After the merger, Class B shares of the funds will be converted to Class A shares of the Core Bond Fund.

TIT CORE BOND FUND
PRO FORMA COMBINING
STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 2003
(UNAUDITED)
                                                              TIT
                                                          Intermediate         TIT                                  TIT
                                                           Term Bond        Core Bond        Pro Forma           Core Bond
                                                              Fund             Fund         Adjustments             Fund
                                                          ------------     ------------     ------------        ------------
INVESTMENT INCOME
Interest Income                                           $  1,318,803     $  1,913,364     $         --        $  3,232,167
                                                          ------------     ------------     ------------        ------------
          Total Income                                       1,318,803        1,913,364               --           3,232,167
                                                          ------------     ------------     ------------        ------------

EXPENSES
Management fee                                                 174,270          232,449               --             406,719
Distribution Fees - Class A                                    109,515          137,950           22,737 (A)         270,202
Distribution Fees - Class B                                     17,439           12,705          (30,144)(D)              --
Distribution Fees - Class C                                     18,201           22,591               --              40,792
Administration fees                                             12,547           25,525            6,532 (A)          44,604
Accounting fees                                                 41,250           41,250          (45,000)(A)          37,500
Audit and legal fees                                            18,912           11,640          (11,552)(B)          19,000
Custodian fee                                                   23,535           19,185          (17,720)(B)          25,000
Directors/ Trustees fees                                         8,221            8,182           (6,303)(C)          10,100
Postage and supplies                                            38,697            7,916           (6,613)(B)          40,000
Pricing Expenses                                                 2,085            4,630             (715)(B)           6,000
Registration fees                                                   --            2,085              (85)(B)           2,000
Registration fees - Class A                                     10,776           10,438          (10,214)(B)          11,000
Registration fees - Class B                                      9,627            8,652          (18,279)(D)              --
Registration fees - Class C                                      9,451            9,775           (9,226)(B)          10,000
Report Printing                                                  1,528            3,783             (311)(B)           5,000
Sponsor fees                                                        --           92,823           69,375 (A)         162,198
Transfer Agent Fees - Class A                                   39,165           24,973          (14,138)(A)          50,000
Transfer Agent Fees - Class B                                   12,000           12,000          (24,000)(D)              --
Transfer Agent Fees - Class C                                   12,000           12,000          (12,000)(A)          12,000
Other expense                                                      441              608               (0)              1,049
                                                          ------------     ------------     ------------        ------------
                                                               559,660          701,160         (107,656)          1,153,164
Fees waived (Class A)                                         (138,415)        (203,182)         (16,601)(A)        (358,198)
Fees waived (Class B)                                          (23,207)         (24,673)          47,880 (D)              --
Fees waived (Class C)                                          (22,745)         (29,160)          16,070 (A)         (35,835)
                                                          ------------     ------------     ------------        ------------
          Total expenses, net of fees waived                   375,293          444,145          (60,307)            759,131

                                                          ------------     ------------     ------------        ------------
NET INVESTMENT INCOME                                          943,510        1,469,219           60,307           2,473,036


NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments                       $    600,986     $    905,134     $         --        $  1,506,120
Change in unrealized appreciation (depreciation)              (480,773)        (506,504)              --            (987,277)
     of investments                                                 --               --               --                  --
                                                          ------------     ------------     ------------        ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS         120,213          398,630               --             518,843

                                                          ------------     ------------     ------------        ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS            $  1,063,723     $  1,867,849     $     60,307        $  2,991,879
                                                          ============     ============     ============        ============

(A) Based on contract in effect for the legal surviving fund. Management Fee is .50%. Distribution Fee is Class A .35%, Class C 1.00%.
(B) Decrease due to the elimination of duplicative expenses achieved by merging the funds.
(C) Based on director compensation plan for the Trust divided by remaining number of funds.
(D) After the merger, Class B shares of the funds will be converted to Class A shares of the Core Bond Fund.

TIT CORE BOND FUND
PRO FORMA COMBINING
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2003
(UNAUDITED)
                                   TIT INT-TERM
                                 US GOVT BOND FUND         TIT CORE BOND FUND      PRO FORMA ADJUSTMENTS      TIT CORE BOND FUND

                               SHARES    MARKET VALUE    SHARES    MARKET VALUE    SHARES    MARKET VALUE    SHARES    MARKET VALUE
                             ------------------------  ------------------------  ------------------------  ------------------------
MORTGAGE BACKED SECURITIES
FHLMC 6.50% 09/01/32         1,629,768    1,701,811           --           --           --           --    1,629,768    1,701,811
FHLMC 6.50% 08/01/32           869,140      907,560    1,154,152    1,205,171           --           --    2,023,292    2,112,731
FHLMC 1.50% 08/15/05           705,000      704,731    1,155,000    1,154,559           --           --    1,860,000    1,859,289
FHLMC 4.50% 07/15/13           500,000      504,912           --           --           --           --      500,000      504,912
FHLMC 7.00% 05/01/30                --           --      234,283      249,840           --           --      234,283      249,840
FHLMC C79008 5.5% 05/01/33          --           --      242,943      247,916           --           --      242,943      247,916
FHLMC A11732 5.0% 08/01/33          --           --      199,493      199,587           --           --      199,493      199,587
FNMA TBA 5.00% 10/30/33      1,000,000    1,001,563           --           --           --           --    1,000,000    1,001,563
FNMA TBA 5.50% 10/30/33      3,000,000    3,060,000           --           --           --           --    3,000,000    3,060,000
FNMA 5.25% 11/15/06          1,250,000    1,368,294           --           --           --           --    1,250,000    1,368,294
FNMA 7.125% 03/15/07           500,000      576,269           --           --           --           --      500,000      576,269
FNMA 5.25% 06/15/06          2,000,000    2,169,304           --           --           --           --    2,000,000    2,169,304
FNMA 2.75% 12/16/05            730,000      732,351      850,000      852,738           --           --    1,580,000    1,585,089
FNMA 2.375% 03/17/06           660,000      658,828      800,000      798,580           --           --    1,460,000    1,457,408
FNMA 3.75% 09/15/08            600,000      609,902      675,000      686,140           --           --    1,275,000    1,296,043
FNMA 5.00% 03/01/18            855,132      876,977           --           --           --           --      855,132      876,977
FNMA 7.00 09/01/27             361,020      385,395           --           --           --           --      361,020      385,395
FNMA 6.50% 06/01/16            887,826      938,078           --           --           --           --      887,826      938,078
FNMA 8.00% 07/16/31            248,188      268,107           --           --           --           --      248,188      268,107
FNMA 5.50% 01/01/18            519,673      538,001           --           --           --           --      519,673      538,001
FNMA 673292 6.0% 11/01/17      136,747      142,747      464,112      484,474           --           --      600,860      627,221
FNMA 6.00% 04/01/33          1,253,431    1,298,300           --           --           --           --    1,253,431    1,298,300
FNMA 6.00% 07/01/33            257,320      265,562           --           --           --           --      257,320      265,562
FNMA 6.00% 06/01/33             47,144       49,005           --           --           --           --       47,144       49,005
FNMA 6.00% 06/01/33            309,322      319,230           --           --           --           --      309,322      319,230
FNMA 5.00% 06/01/33                 --           --      727,144      727,485           --           --      727,144      727,485
FNMA 7.125% 06/15/10                --           --      700,000      838,441           --           --      700,000      838,441
FNMA 5.00% 01/15/07                 --           --      595,000      644,120           --           --      595,000      644,120
FNMA 6.125% 03/15/12                --           --      175,000      198,783           --           --      175,000      198,783
FNMA 4.375% 03/15/13                --           --      555,000      556,780           --           --      555,000      556,780
FNMA 4.00% 09/02/08                 --           --      525,000      538,819           --           --      525,000      538,819
FNMA 6.50% 07/01/31                 --           --    1,091,790    1,143,307           --           --    1,091,790    1,143,307
FNMA 5.00% 12/01/17                 --           --      590,164      604,437           --           --      590,164      604,437
FNMA 8.00% 05/01/30                 --           --      176,695      190,876           --           --      176,695      190,876
FNMA 6.50% 06/01/31                 --           --      186,089      194,870           --           --      186,089      194,870
FNMA 5.00% 11/01/17                 --           --    3,123,510    3,199,047           --           --    3,123,510    3,199,047
FNMA 6.00% 03/01/2033               --           --      683,277      705,176           --           --      683,277      705,176
FNMA 7.50% 01/01/31                 --           --      873,552      932,252           --           --      873,552      932,252
FNMA 6.50% 06/01/32                 --           --      880,172      926,253           --           --      880,172      926,253
FNMA 6.50% 08/01/32                 --           --      305,291      318,234           --           --      305,291      318,234
FNMA 6.50% 09/01/32                 --           --      172,660      179,980           --           --      172,660      179,980
FNMA 6.50% 09/01/32                 --           --      884,926      922,442           --           --      884,926      922,442
FNMA 5.5% 7/1/33 664036             --           --    1,097,412    1,120,218           --           --    1,097,412    1,120,218
FNMA 5.50% 01/01/18                 --           --      620,195      642,068           --           --      620,195      642,068
FNMA 732138 5.50% 08/01/33          --           --      948,841      968,559           --           --      948,841      968,559
FHLB DN 0.95% 10/01/03       2,910,000    2,910,000    1,437,000    1,437,000           --           --    4,347,000    4,347,000
GNMA 6.75% 09/20/24            130,427      133,288      153,402      156,767           --           --      283,830      290,055
GNMA 8.005 07/15/30                 --           --       79,929       86,347           --           --       79,929       86,347
GNMA 9.00% 08/15/19                 --           --       78,524       87,132           --           --       78,524       87,132
GNMA 4.00% 10/17/29                 --           --      330,732      334,393           --           --      330,732      334,393
BANC AMER 4.648% 9/11/36            --           --      660,000      666,418           --           --      660,000      666,418
CHAE FUN 7.333% 11/25/11            --           --      481,546      522,233           --           --      481,546      522,233
HEMT 4.30% 04/25/33                 --           --      685,000      705,033           --           --      685,000      705,033
                                         ----------                ----------                                          ----------
                                         22,120,213                25,426,471           --           --                47,546,684


TIT CORE BOND FUND
PRO FORMA COMBINING
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2003
(UNAUDITED)
                                   TIT INT-TERM
                                 US GOVT BOND FUND         TIT CORE BOND FUND      PRO FORMA ADJUSTMENTS      TIT CORE BOND FUND

                               SHARES    MARKET VALUE    SHARES    MARKET VALUE    SHARES    MARKET VALUE    SHARES    MARKET VALUE
                             ------------------------  ------------------------  ------------------------  ------------------------
U.S. TREASURY OBLIGATIONS
US T-NOTE 11.25% 02/15/15      500,000      821,504           --           --           --           --      500,000      821,504
US T-NOTE 7.875% 11/15/04    1,000,000    1,075,195           --           --           --           --    1,000,000    1,075,195
US T-NOTE 5.750% 11/15/05    1,600,000    1,740,750           --           --           --           --    1,600,000    1,740,750
US T-NOTE 4.375% 05/15/07    1,000,000    1,073,516    1,695,000    1,819,610           --           --    2,695,000    2,893,126
US T-NOTE 3.250% 08/15/07    1,400,000    1,445,555           --           --           --           --    1,400,000    1,445,555
US T-NOTE 3.000% 11/15/07    1,000,000    1,020,586           --           --           --           --    1,000,000    1,020,586
US T-NOTE 1.25% 05/31/05       945,000      944,446           --           --           --           --      945,000      944,446
US T-NOTE 2.00% 08/31/05       500,000      505,391    1,435,000    1,450,471           --           --    1,935,000    1,955,861
US T-NOTES 5.75% 08/15/10           --           --      730,000      835,765           --           --      730,000      835,765
US T-BOND 12.00% 08/15/13      750,000    1,062,744           --           --           --           --      750,000    1,062,744
US T-BOND 6.125% 08/15/29           --           --      270,000      314,329           --           --      270,000      314,329
                                         ----------                ----------                                          ----------
                                          9,689,687                 4,420,174           --           --                14,109,860

CORPORATE BONDS

ALCOA INC 6.00% 01/15/12            --           --      575,000      633,211           --           --      575,000      633,211
GENERAL MILLS 6.0% 02/15/12         --           --      525,000      575,916           --           --      525,000      575,916
KAISER 9.55% 07/15/05               --           --       66,000       73,907           --           --       66,000       73,907
SAFEWAY INC 4.8% 07/16/07           --           --      535,000      563,422           --           --      535,000      563,422
AMER EXPR 3.75% 11/20/07            --           --      575,000      592,455           --           --      575,000      592,455
BANK OF NY 7.30% 12/01/09           --           --      450,000      535,756           --           --      450,000      535,756
FORD MTR 5.625% 10/01/08            --           --      250,000      252,864           --           --      250,000      252,864
GEN MOTOR 6.125% 08/28/07           --           --      485,000      512,775           --           --      485,000      512,775
GOLDMAN SCH 4.75% 07/15/13          --           --      580,000      574,005           --           --      580,000      574,005
MORGAN ST 6.60% 04/01/12            --           --      535,000      603,907           --           --      535,000      603,907
NRUC 6.50% 03/01/07                 --           --      450,000      503,429           --           --      450,000      503,429
SLM CORP 5.00% 10/01/13             --           --      460,000      465,028           --           --      460,000      465,028
US BANCORP 5.70% 12/15/08           --           --      430,000      480,551           --           --      430,000      480,551
DEERE & CO 8.95% 06/15/19           --           --      150,000      187,062           --           --      150,000      187,062
GEN ELEC 6.75% 03/15/32             --           --      485,000      547,327           --           --      485,000      547,327
BRTSH TEL 7.625% 12/15/05           --           --      575,000      642,776           --           --      575,000      642,776
CONOCOPHIL 5.90% 10/15/32           --           --      540,000      549,819           --           --      540,000      549,819
COX COMM. 4.625% 06/01/13           --           --      575,000      558,170           --           --      575,000      558,170
DPL, INC 5.125% 10/01/13            --           --      530,000      537,655           --           --      530,000      537,655
FRANCE TEL 8.70% 03/01/06           --           --      475,000      537,418           --           --      475,000      537,418
GTE NORTH 6.405 02/15/05            --           --      455,000      484,779           --           --      455,000      484,779
IN-MI PWR 6.125% 12/15/06           --           --      500,000      552,068           --           --      500,000      552,068
ONCOR ELEC 7.25% 01/15/33           --           --      515,000      589,866           --           --      515,000      589,866
SOUTHERN POWER CO 4.875%            --           --      600,000      579,070           --           --      600,000      579,070
VERIZON 5.125% 06/15/33             --           --      550,000      487,962           --           --      550,000      487,962
                                         ----------                ----------                                          ----------
                                                 --                12,621,198           --           --                12,621,198

CASH EQUIVALENTS

MERRILL LYNCH GOV FUND MM    1,340,265    1,340,265           --           --           --           --    1,340,265    1,340,265
MERRILL LYNCH PREMIER MM            --           --    1,968,579    1,968,579           --           --    1,968,579    1,968,579
                                         ----------                ----------                                          ----------
                                          1,340,265                 1,968,579           --           --    3,308,844

---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS AT MARKET              33,150,165                44,436,421                        --                77,586,586
                                         ----------                ----------                                          ----------

TOTAL INVESTMENTS AT COST                32,545,845                43,681,724                        --                76,227,569
                                         ----------                ----------                                          ----------

TOUCHSTONE INVESTMENT TRUST
CORE BOND FUND
PRO FORMA NOTES TO COMBINING FINANCIAL STATEMENTS
SEPTEMBER 30, 2003
(UNAUDITED)

DESCRIPTION OF THE FUND

     The Acquiring Fund, Touchstone Investment Trust Core Bond Fund, is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company portfolio consisting of Class A, B and C shares. The Target Fund, Touchstone Investment Trust's Intermediate Term U.S. Government Bond Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company, consisting of Class A, B and C shares.

BASIS OF COMBINATION

     The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed acquisition of the Target Fund, by the Acquiring Fund as if such acquisition had taken place as of October 1, 2002. After the merger, Class B shares of the Acquiring Fund will be converted to Class A shares of the Acquiring Fund.

     Under the terms of the Plan of Reorganization, the combination of the Acquiring and Target Funds will be accounted for by the method of accounting for tax-free mergers of investment companies. The statements of assets and liabilities and the related statements of operations of the Acquiring and Target Funds have been combined as of and for the twelve months ended September 30, 2003. In accordance with accounting principles generally accepted in the United States, the historical cost of investment securities will be carried forward to the Acquiring Fund and the results of operations for pre-combination periods of the surviving fund will not be restated.

     The  accompanying  pro  forma  financial   statements  should  be  read  in
conjunction with the historical financial statements of the funds included or incorporated by reference in the Statement of Additional Information.

PORTFOLIO VALUATION

     Investment securities for which market quotations are readily available are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service. In the absence of readily available market quotations, securities are valued at fair value under procedures established by and under the general supervision of the Board of Trustees.

CAPITAL SHARES

     The pro forma net asset value per share assumes the issuance of shares of the Acquiring Fund that would have been issued at September 30, 2003, in connection with the proposed reorganization. The number of shares assumed to be issued for Class A is equal to the net asset value of Class A and B of the Target Fund, and Class B of the Acquiring Fund as of September 30, 2003, divided by the net asset value per share of Class A of the Acquiring Fund as of September 30, 2003. The number of shares assumed to be issued for Class C is equal to the net asset value of Class C of the Target Fund as of September 30, 2003, divided by the net asset value per share of the shares of Class C of the Acquiring Fund as of September 30, 2003. The pro forma number of shares outstanding by class for the combined fund consists of the following at September 30, 2003:

                   SHARES OF        ADDITIONAL SHARES     TOTAL OUTSTANDING
                 ACQUIRING FUND       ASSUMED ISSUED            SHARES
    CLASS       PRE-COMBINATION     IN REORGANIZATION      POST-COMBINATION
    -----       ---------------     -----------------      ----------------

      A            4,066,444            2,775,501             6,841,945
      B             125,106             (125,106)                 0
      C             191,673              159,662               351,335

ESTIMATES

     The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES

     Each fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

                           TOUCHSTONE INVESTMENT TRUST

                                     PART C

                                OTHER INFORMATION

Item 15. Indemnification.

     The response to this item is incorporated by reference to "Liability and Indemnification of Trustees" under the caption "Information on Shareholders' Rights" in Part A of this Registration Statement.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The Registrant, its Trustees and Officers, its investment adviser, and persons affiliated with them are insured under a policy of insurance maintained by the Registrant and its investment adviser, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been adjudicated or may be established or who willfully fails to act prudently.

     The Investment Advisory Agreement with Touchstone Advisors, Inc. (the "Advisor") provides that the Advisor shall not be liable for any act or omission connected with rendering services to the Registrant for matters to which the Agreement relates, except for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of the Advisor in the performance of its duties and obligations under the Agreement.

     The Sub-Advisory Agreement with Fort Washington Investment Advisors, Inc. (the "Sub-Advisor") provides that the Sub-Advisor shall not be liable for any act or omission connected with rendering services to the Registrant for matters to which the Agreement relates, except for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of the Sub-Advisor in the performance of its duties and obligations under the Agreement.

Item 16.  Exhibits:

1(a) Registrant's Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 68, filed with the SEC on November 30, 1998.

 (b) Amendment No. 1, dated December 8, 1994, to Registrant's Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 68, filed with the SEC on November 30, 1998.

 (c) Amendment No. 2, dated January 31, 1995, to Registrant's Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 68, filed with the SEC on November 30, 1998.

 (d) Amendment No. 3, dated February 28, 1997, to Registrant's Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 66, filed with the SEC on June 20, 1997.

 (e) Amendments dated March 16, 2000 to Registrant's Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 75, filed with the SEC on February 1, 2001.

 (f) Amendment dated April 6, 2000 to Registrant's Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 75, filed with the SEC on February 1, 2001.

 (g) Amendment dated September 21, 2000 to Registrant's Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 75, filed with the SEC on February 1, 2001.

 (h) Amendment dated March 27, 2001 to Registrant's Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 78, filed with the SEC on January 30, 2002.

 (i) Amendment dated June 14, 2002 to Registrant's Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 86, filed with the SEC on December 31, 2002.

 (j) Amendment dated November 21, 2002 to Registrant's Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 86, filed with the SEC on December 31, 2002.

2(a) Registrant's Bylaws, as amended, which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 66, filed with the SEC on June 20, 1997.

 (b) Amendment to Bylaws adopted on January 10, 1984, which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 68, filed with the SEC on November 30, 1998.

3.        Not applicable.

4. Agreement and Plan of Reorganization. Exhibit A to the Prospectus contained in Part A of this Registration Statement.

5.        None other than as set forth in Exhibits 1 and 2.

6(a) Form of Investment Advisory Agreement between Touchstone Advisors, Inc. and Touchstone Investment Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 75, filed with the SEC on February 1, 2001.

 (b) Form of Sub-Advisory Agreement between Fort Washington Investment Advisors, Inc. and Touchstone Advisors, Inc. for the Core Bond Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 75, filed with the SEC on February 1, 2001.

 (c)      Form of  Sub-Advisory  Agreement  between Fort  Washington  Investment
          Advisors, Inc. and Touchstone Advisors, Inc. for the Touchstone Intermediate Term U.S. Government Bond Fund, which was filed as an Exhibit to Registrant's Post- Effective Amendment No. 75, filed with the SEC on February 1, 2001.

 (d) Sub-Advisory Agreement between Fort Washington Investment Advisors, Inc. and Touchstone Advisors, Inc. for the Core Bond Fund was filed as an Exhibit to Registrant's Post-Effective Amendment No. 88, filed with the SEC on January 30, 2004.

7(a) Form of Distribution Agreement with Touchstone Securities, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 78, filed with the SEC on January 30, 2002.

 (b) Form of Underwriter's Dealer Agreement which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 78, filed with the SEC on January 30, 2002.

 (c) Form of Underwriters's Dealer Agreement which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 88, filed with the SEC on January 30, 2004.

 (d) Form of Recordkeeping Agreement which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 88, filed with the SEC on January 30, 2004.

8(a) Touchstone Trustee Deferred Compensation Plan, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 76, filed with the SEC on March 1, 2001.

9(a) Custody Agreement with Investors Bank & Trust Company, the Custodian for the Core Bond Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 75, filed with the SEC on February 1, 2001.

 (b) Delegation Agreement with Investors Bank & Trust Company, the Custodian for the Core Bond Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 78, filed with the SEC on January 30, 2002.

 (c) Custodian Agreement with Brown Brothers Harriman & Co., the Custodian for the Core Bond Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 88, filed with the SEC on January 30, 2004.

10(a) Registrant's Plan of Distribution Pursuant to Rule 12b-1 for Class A Shares, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 70, filed with the SEC on December 3, 1999.

 (b) Registrant's Plan of Distribution Pursuant to Rule 12b-1 for Class C Shares, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 70, filed with the SEC on December 3, 1999.

 (c) Registrant's Plan of Distribution Pursuant to Rule 12b-1 for Class B Shares, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 78, filed with the SEC on January 30, 2002.

11. Opinion and consent of Sullivan & Worcester LLP, which was filed as an Exhibit to Registrant's Form N14AE Registration Statement, filed with the SEC on February 11, 2004.

12. Tax opinion and consent of Sullivan & Worcester LLP. To be filed by amendment.

13.       Not applicable.

14.       Consent of Ernst & Young LLP. Filed herewith.

15.       Not applicable.

16. Powers of Attorney. Incorporated by reference to Post-Effective Amendment No. 75 filed with the SEC on February 1, 2001, Post-Effective Amendment No. 80 filed with the SEC on July 12, 2002,
          Post-Effective Amendment No. 85 filed with the SEC on December 16, 2002 and Post-Effective Amendment No. 86 filed with the SEC on December 31, 2002.

17.       Form of Proxy and Voting Instructions. Filed herewith.

Item 17. Undertakings.

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     As required by the Securities Act of 1933, the undersigned certifies that this Registration Statement meets all of the requirements for effectiveness under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on behalf of the Registrant, in the City of Cincinnati and State of Ohio on the 25th day of March, 2004.

                                        TOUCHSTONE INVESTMENT TRUST

                                        By: /s/ Michael S. Spangler
                                            -------------------------
                                            Name: Michael S. Spangler
                                            Title: President

     As required by the Securities Act of 1933, the following persons have signed this Registration Statement in the capacities indicated on the 25th day of March, 2004

Signatures                          Title

/s/ Michael S. Spangler             President            *By: /s/ Tina H. Bloom
--------------------------                                    ------------------
Michael S. Spangler                                           Attorney-in-fact
                                                              Tina H. Bloom
/s/ Terrie A. Wiedenheft            Treasurer                 March 25, 2004
--------------------------          & Controller
Terrie A. Wiedenheft

/s/ John F. Barrett*                Trustee
--------------------------
John F. Barrett

/s/ J. Leland Brewster II *         Trustee
--------------------------
J. Leland Brewster II

/s/ William O. Coleman*             Trustee
--------------------------
William O. Coleman

/s/ Phillip R. Cox*                 Trustee
--------------------------
Phillip R. Cox

/s/ H. Jerome Lerner*               Trustee
--------------------------
H. Jerome Lerner

/s/ Jill T. McGruder*               Trustee
--------------------------
Jill T. McGruder

/s/ Robert E. Stautberg*            Trustee
--------------------------
Robert E. Stautberg

/s/ John P. Zanotti*                Trustee
--------------------------
John P. Zanotti

                                  EXHIBIT INDEX

Exhibit
  No.

  11      Tax opinion and consent of Sullivan & Worcester LLP.

  14      Consent of Ernst & Young LLP.

  17      Form of proxy and voting instructions.